UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:

John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 - December 31, 2010

Item 1.  Reports to Shareholders.

CORE Royce Pennsylvania Mutual Fund Royce Heritage Fund CORE + DIVIDENDS Royce Total Return Fund Royce Dividend Value Fund	ANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce Focus Value Fund

Royce Partners Fund

OPPORTUNISTIC THEMES

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

MICRO-CAP

Royce Micro-Cap Fund

Royce Discovery Fund

MID-CAP

Royce SMid-Cap Value Fund

Royce Mid-Cap Fund

GLOBAL/INTERNATIONAL

Royce European
Smaller-Companies Fund

Royce Global Value Fund Royce International Smaller-Companies Fund

Royce Financial Services Fund

www.roycefunds.com

Online Update

Check out www.roycefunds.com for daily, monthly and quarterly performance information, special messages and commentary from Chuck Royce, Whitney George and other portfolio managers, news, literature and tools to help you better understand and compare our Funds.

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The Case for Active Management
Beating the market doesn’t come easy, but some managers find a way over the long term. How did Royce do?

The Case for Small-Cap (Value) Investing
The expanding universe of small companies makes this universe an evergreen source of investment opportunities.

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This page is not part of the 2010 Annual Report to Shareholders

This page is not part of the 2010 Annual Report to Shareholders   |  1

Fund Guide

Understanding How We Think About Our Portfolios
We are often asked, “If small companies are your primary area of focus, why are there so many Royce Funds?” To answer this question, we first point to the distinctive nature of the small-company universe. Small-cap is significantly larger than large-cap both in terms of names–with more than ten times the number of companies–and potential opportunities.

The universe has evolved over the last 15 years into a recognized, professional asset class with a high level of institutional acceptance. Today, there are many small-cap and micro-cap indexes, as well as style indexes and sector groupings. This is why we believe the size and diversity of the universe make it ideally suited for multiple offerings.
companies, low-priced companies, high quality companies, etc., that go beyond classification by market cap. So while our portfolio managers share a common investment approach—one that emphasizes paying attention to risk and buying what each thinks are strong companies at attractively discounted prices—our portfolios also possess important distinctions that make each one unique.

Small-cap and micro-cap securities also require their own particular approach. In addition, within each universe there are significant pockets of opportunity, such as dividend-paying	Our Fund Guide is designed to help investors better understand both the different approaches and the common ground among our portfolios.

Each Fund Category provides insight into how the respective portfolios are managed, while a closer look at our materials allows investors to see other important differences—capitalization range, volatility, other investment themes, portfolio diversification—within each category. We think that understanding these differences can be helpful in asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios.

Investment Universe
Our universe consists of three markets: micro-cap, small-cap and mid-cap companies. The Funds may also invest in foreign securities to varying degrees.

U.S. Micro-Cap Market Caps up to $500 million	U.S. Mid-Cap Market Caps between $2.5 billion and $15 billion
• More than 3,100 companies	• More than 600 companies
• More than $300 billion in total capitalization	• More than $4.0 trillion in total capitalization

This area offers many choices, but also features limited trading volumes and higher volatility.	Mid-cap companies generally possess more established businesses that attract greater institutional interest and thus enjoy greater liquidity.
U.S. Small-Cap Market Caps between $500 million and $2.5 billion	Foreign Securities
• More than 1,100 companies	This market consists of more than 15,700 companies in developed countries, of which more than 4,300 are domiciled in Europe.
• More than $1.3 trillion in total capitalization
This segment is more efficient, offering greater trading volumes and narrower bid/ask spreads.

(Source: FactSet)

2 | This page is not part of the 2010 Annual Report to Shareholders

Multiple offerings tailored to specific investor needs.

CORE
Royce Pennsylvania Mutual Fund

Royce Heritage Fund

Generally invest across a wide spectrum of small companies using a diversified approach. We select stocks in these Funds using our core investment approach, which is based on attractive valuation, balance sheet quality and returns on invested capital. We developed this approach during the 1970s and ’80s in our flagship, Royce Pennsylvania Mutual Fund. These Funds may also incorporate ideas used in other portfolios, such as low-priced stocks, dividend-paying stocks, above-average growth companies and international securities.

CORE + DIVIDENDS
Royce Total Return Fund

Royce Dividend Value Fund

Generally invest in a diversified portfolio of dividend-paying smaller companies using our core investment approach. We believe that an investment strategy that seeks both long-term growth and current income has the potential to generate above-average absolute returns over full market cycles with less volatility. These Funds may also invest a portion of the portfolio in preferred stocks and in fixed income securities, such as convertible bonds.

FOCUSED
Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce Focus Value Fund

Royce Partners Fund

Generally employ a more limited portfolio approach—typically holding no more than 100 positions—and whose holdings possess what we believe are attractive valuations and higher-quality characteristics. These include strong balance sheets, above-average returns on invested capital and the ability to generate free cash flow.

OPPORTUNISTIC THEMES
Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Generally invest in companies considered more opportunistic, with each emphasizing different themes, such as turnarounds, special situations, low-priced stocks and/or companies with high growth prospects. These portfolios are highly diversified and have the potential for higher returns, commensurate with each Fund’s higher level of risk.

MICRO-CAP
Royce Micro-Cap Fund

Royce Discovery Fund

Generally invest in micro-caps, those companies with market capitalizations up to $500 million, using our core investment approach. Due to the sector’s size and limited research coverage, there is more opportunity to find pricing inefficiencies. Therefore, we believe that the potential for higher returns, commensurate with a higher level of risk, is greater than for any other capitalization sector of the domestic equity marketplace.

MID-CAP
Royce SMid-Cap Value Fund

Royce Mid-Cap Fund

Generally invest in mid-caps, those companies with market capitalizations from $2.5 billion to $15 billion, or smid-caps, those companies with market capitalizations from $500 million to $10 billion. While not restricted by number of holdings, we typically employ a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of stocks.

GLOBAL/INTERNATIONAL
Royce European Smaller-Companies Fund

Royce Global Value Fund

Royce International Smaller-Companies Fund

Generally invest in non-U.S. based companies with what we think are attractive valuations. We use the same core investment approach, which focuses on balance sheet quality and returns on invested capital, when investing in international businesses. We have found that quality is an international concept that recognizes no borders. is universe is enormous, dwarfing the domestic smaller companies market.

>	Go Online For More Tools To Help You Better Understand Our Funds.
•	Online Fund Guide www.roycefunds.com/guide

•	Compare Funds www.roycefunds.com/compare

•	Prices & Performance www.roycefunds.com/prices

The Royce Funds invest primarily in micro-cap, small-cap and/or mid-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in International Securities” in the prospectus.) Distributor: Royce Fund Services, Inc.

This page is not part of the 2010 Annual Report to Shareholders  |  3

Performance and Expenses	Through December 31, 2010

	Average Annual Total Returns					Gross Annual	Net Annual

CATEGORY Fund	1-Year	5-Year	10-Year	Since Inception	Since Inception Date	Operating Expenses	Operating Expenses

CORE
Royce Pennsylvania Mutual Fund	23.86%	5.36%	10.23%	n.a.	n.a.	0.92%	0.92%

Royce Heritage Fund	27.50	8.91	10.46	14.97%	12/27/95	1.51	1.51

CORE + DIVIDENDS
Royce Total Return Fund	23.47	4.70	8.91	11.27	12/15/93	1.19	1.19

Royce Dividend Value Fund	30.11	8.03	n.a.	9.08	5/3/04	2.09	1.54

FOCUSED
Royce Premier Fund	26.46	8.19	11.57	12.75	12/31/91	1.15	1.15

Royce Special Equity Fund	19.61	8.07	12.33	9.43	5/1/98	1.17	1.17

Royce Value Fund	24.97	7.59	n.a.	12.63	6/14/01	1.47	1.47

Royce 100 Fund	24.77	8.29	n.a.	12.43	6/30/03	1.54	1.49

Royce Focus Value Fund	15.16	n.a.	n.a.	36.15	2/27/09	2.98	1.50

Royce Partners Fund	18.74	n.a.	n.a.	20.76	4/27/09	5.29	1.51

OPPORTUNISTIC THEMES
Royce Low-Priced Stock Fund	31.49	9.50	11.45	13.79	12/15/93	1.62	1.51

Royce Opportunity Fund	33.78	6.50	11.00	13.54	11/19/96	1.22	1.22

Royce Value Plus Fund	19.70	4.21	n.a.	13.40	6/14/01	1.47	1.47

MICRO-CAP
Royce Micro-Cap Fund	30.06	9.39	12.64	13.97	12/31/91	1.60	1.60

Royce Discovery Fund	19.63	1.12	n.a.	5.46	10/3/03	3.56	1.49

MID-CAP
Royce SMid-Cap Value Fund	25.99	n.a.	n.a.	4.36	9/28/07	2.04	1.50

Royce Mid-Cap Fund	18.60	n.a.	n.a.	18.60	12/31/09	1.75	1.49

GLOBAL/INTERNATIONAL
Royce European Smaller-Companies Fund	35.20	n.a.	n.a.	3.77	12/29/06	3.28	1.76

Royce Global Value Fund	35.69	n.a.	n.a.	10.80	12/29/06	2.07	1.88

Royce International Smaller-Companies Fund	26.45	n.a.	n.a.	12.01	6/30/08	3.12	1.80

Royce Financial Services Fund	18.45	3.76	n.a.	6.49	12/31/03	2.14	1.57

Russell 2000	26.86	4.47	6.33	n.a.	n.a.	n.a.	n.a.

MSCI World Small Core	26.13	4.53	9.14	n.a.	n.a.	n.a.	n.a.

Royce Pennsylvania Mutual Fund’s average annual total return for the 35-year period ended 12/31/10 was 14.87%.

Important Performance, Expense and Risk Information
 All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% in the case of Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/ or reimburse operating expenses through April 30, 2011 to the extent necessary to limit total net annual operating expenses, other than acquired fund fee and expenses, to no more than 1.49% for the Service Class of Royce Dividend Value, 100, SMid-Cap Value, Low-Priced Stock, Discovery and Financial Services Funds and to no more than 1.69% for the Service Class of Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2020 to the extent necessary to limit total net annual operating expenses, other than acquired fund fees and expenses, to no more than 1.99% for the Service Class of Royce Dividend Value, Discovery, European Smaller-Companies and International Smaller-Companies Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the net annual operating expenses at or below 1.49% through April 30, 2013 for Royce Mid-Cap Fund. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through April 30, 2012 to the extent necessary to limit total net annual operating expenses, other than acquired fund fees and expenses, to no more than 1.49% for the Service Class of Royce Focus Value and Partners Funds. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of the Fund’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Fund’s Investment Class. The Royce Funds invest primarily in securities of micro-cap, small-cap and/or mid-cap companies which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the respective prospectus.) Please read the prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Morgan Stanley Capital International (MSCI) World Small Core is an unmanaged index of global small-cap stocks.

4 | This page is not part of the 2010 Annual Report to Shareholders

Portfolio Characteristics	As of December 31, 2010

	Portfolio Composition**

CATEGORY Fund	Micro	Small	Mid	Non-U.S. Securities		Portfolio Approach	Volatility

CORE
Royce Pennsylvania Mutual Fund	Micro	Small	Mid	0%	35%	Diversified	Low

Royce Heritage Fund	Micro	Small	Mid	0%	35%	Diversified	High

CORE + DIVIDENDS
Royce Total Return Fund	Micro	Small	Mid	0%	35%	Diversified	Low

Royce Dividend Value Fund	Micro	Small	Mid	0%	35%	Diversified	Low

FOCUSED
Royce Premier Fund	Micro	Small	Mid	0%	35%	Limited	Low

Royce Special Equity Fund	Micro	Small	Mid	0%	35%	Limited	Low

Royce Value Fund	Micro	Small	Mid	0%	35%	Limited	High

Royce 100 Fund	Micro	Small	Mid	0%	35%	Limited	Moderate

Royce Focus Value Fund*	Micro	Small	Mid	0%	35%	Limited	—

Royce Partners Fund*	Micro	Small	Mid	0%	35%	Limited	—

OPPORTUNISTIC THEMES
Royce Low-Priced Stock Fund	Micro	Small	Mid	0%	35%	Diversified	High

Royce Opportunity Fund	Micro	Small	Mid	0%	35%	Diversified	High

Royce Value Plus Fund	Micro	Small	Mid	0%	35%	Diversified	High

MICRO-CAP/OPPORTUNISTIC
Royce Micro-Cap Fund	Micro	Small	Mid	0%	35%	Diversified	Moderate

Royce Discovery Fund	Micro	Small	Mid	0%	35%	Diversified	Moderate

MID-CAP

Royce SMid-Cap Value Fund	Micro	Small	Mid	0%	35%	Limited	High

Royce Mid-Cap Fund*	Micro	Small	Mid	0%	35%	Limited	—

GLOBAL/INTERNATIONAL
Royce European Smaller-Companies Fund	Micro	Small	Mid	0%	100%	Limited	High

Royce Global Value Fund	Micro	Small	Mid	0%	100%	Limited	High

Royce International Smaller-Companies Fund*	Micro	Small	Mid	0%	100%	Diversified	—

Royce Financial Services Fund	Micro	Small	Mid	0%	35%	Limited	Moderate

*	The Fund does not have three years of history required for calculating volatility score.
**	Source: FactSet
Indicates primary portfolio composition (based on Average Market Capitalization)
Indicates secondary portfolio composition (based on exposure greater than 20%)

Investment Universe
Micro-Cap: Market Caps up to $500 million
Small-Cap: Market Caps between $500 million and $2.5 billion
Mid-Cap: Market Caps between $2.5 billion and $15 billion
Non-U.S. Securities: Non-U.S. securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/or are issued by companies that are domiciled outside the U.S.

Portfolio Approach
Diversified: A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an

Indicates little (less than 20%) or no exposure

emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (365 funds as of 12/31/10). For Royce SMid-Cap Value Fund, included are all mid-cap stock funds with weighted average market-caps between $500 million and $10 billion tracked by Morningstar with at least three years of history (26 funds as of 12/31/10). For Royce European Smaller-Companies Fund, included are all European stock funds tracked by Morningstar with at least three years of history (29 funds as of 12/31/10). For Royce Global Value Fund, included are all world stock funds tracked by Morningstar with at least three years of history (22 funds as of 12/31/10). For Royce Financial Services Fund, included are all financial funds with weighted average market caps of less than $5 billion tracked by the Morningstar with at least three years of history (35 funds as of 12/31/10). We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

This page is not part of the 2010 Annual Report to Shareholders  |  5

Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods.

Since the Russell 2000’s inception on 12/31/78, value—as measured by the Russell 2000 Value index—outperformed growth—as measured by the Russell 2000 Growth index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00–10/9/02) and for the full cycle. The current market cycle that began on 7/13/07 has so far favored small-cap growth over small-cap value.

Peak-to-Peak (3/9/00-7/13/07)
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. All of The Royce Funds then in existence held a performance advantage over the Russell 2000. Interestingly, our most conservatively managed offering, Royce Special Equity Fund (+227.4%) was our best performer, followed by our flagship, Royce Pennsylvania Mutual Fund (+207.1%). However, each Royce Fund provided a significant edge over the Russell 2000 during the full market cycle.

Peak-to-Current (7/13/07-12/31/10)
Performance since the 7/13/07 small-cap peak can be divided into two distinct periods: a difficult, volatile decline followed by a meteoric rise. During the decline that ended on 3/9/09, both small-cap growth and small-cap value posted negative returns, down close to 60%, although growth provided an advantage. From the 3/9/09 trough through 12/31/10, both indexes enjoyed significant gains, up more than 130%. Small-cap value has so far provided a modest advantage.

Led by our more risk-averse funds, 15 of 18 Royce Funds in this Review outperformed the Russell 2000 during the decline. Somewhat surprisingly, 10 out of 20 Royce Funds outperformed the index during the dynamic rally from the 3/9/09 low through 12/31/10. Our most opportunistic funds performed best, while our most risk-averse funds trailed the index. For the full period (7/13/07-12/31/10) 14 out of 16 Royce Funds outperformed the small-cap Russell 2000.

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to- Peak 3/9/00- 7/13/07	Peak-to- Trough 7/13/07- 3/9/09	Trough-to- Current 3/9/09- 12/31/10	Peak-to- Current 7/13/07- 12/31/10
Russell 2000	54.8%	-58.9%	134.0%	-3.8%

Russell 2000 Value	189.4	-61.1	134.2	-9.0

Russell 2000 Growth	-14.8	-56.8	133.6	1.0

CORE
Royce Pennsylvania Mutual	207.1	-57.0	132.4	0.0

Royce Heritage	150.4	-56.6	161.3	13.4

CORE + DIVIDENDS
Royce Total Return	193.9	-54.2	114.9	-1.7

Royce Dividend Value	n.a.	-53.1	139.7	12.3

FOCUSED
Royce Premier	198.1	-49.0	125.7	15.2

Royce Special Equity	227.4	-42.7	96.5	12.6

Royce Value	n.a.	-54.1	128.9	5.0

Royce 100	n.a.	-49.7	130.1	15.7

Royce Focus Value	n.a.	n.a.	79.0	n.a.

OPPORTUNISTIC THEMES
Royce Low-Priced Stock	198.9	-55.9	164.3	16.6

Royce Opportunity	191.8	-69.2	222.2	-0.9

Royce Value Plus	n.a.	-58.9	115.3	-11.5

MICRO-CAP
Royce Micro-Cap	197.4	-56.2	159.4	13.7

Royce Discovery	n.a.	-58.7	112.1	-12.4

MID-CAP
Royce SMid-Cap Value	n.a.	n.a.	117.3	n.a.

GLOBAL/INTERNATIONAL
Royce European
Smaller-Companies	n.a.	-61.2	167.9	3.9

Royce Global Value	n.a.	-53.4	167.6	24.8

Royce International
Smaller-Companies	n.a.	n.a.	148.3	n.a.

Royce Financial Services	n.a.	-56.6	117.4	-5.7

Past performance is no guarantee of future results. See pages 4-5 for important performance and risk information for all of the above funds.

6 | This page is not part of the 2010 Annual Report to Shareholders

Letter to Our Shareholders

Into The Great Wide Open
The stock market enjoyed a very good year in 2010. In a normal year, this would be an unremarkable observation, perhaps one not even worth making, at least not as a statement on its own. Twenty-ten, however, was no normal year, even applying the most generous range to that modifier. One could even argue that the mostly terrific results for equities were one of the major symptoms of the year’s glaring lack of normalcy. Consider the fact that equity markets across the globe did all right to very well in the midst of ongoing economic uncertainty not just here in the United States, but in fellow economic heavyweights China and Europe as well.
     The nature and direction of that uncertainty is also worth noting, as it took on a generally western drift and included crises—some real, others perceived and a few arguably exaggerated—in each of the aforementioned locales. It began early in 2010 with an economic slowdown in China, which hurt hard asset prices everywhere while sending a chill through most of the world’s capital markets. By spring, it had rolled into Europe in the form of the sovereign debt crisis before blowing across the Atlantic in the summer with fears of a double-dip recession in the U.S. The prospect of crisis then drifted back to China early in the autumn with attempts by the Chinese government to slow the nation’s

One could even argue that the mostly terrific results for equities were one of  the major symptoms of the year’s glaring lack of normalcy. Consider the fact that equity markets across the globe did all right to very well in the midst of ongoing economic uncertainty not just here in the United States, but in fellow economic heavyweights China and Europe as well.

This page is not part of the 2010 Annual Report to Shareholders | 7

Charles M. Royce, President

Here at Royce, we have consistently
applied a highly disciplined approach
that surveys the entire universe
of micro-cap, small-cap and mid-cap
companies, striving to uncover
mispriced and underappreciated
businesses. Our experience over nearly
four decades, a span encompassing
multiple market and economic cycles,
has given us a unique perspective
into what makes companies grow,
what can lead them to be overvalued
and what makes them undervalued.

Our long-term perspective involves
an attempt to understand what a
business is worth and, consequently,
what a private buyer might pay for
the entire enterprise. In other words,
we think like owners, not renters. So as
holding periods have contracted of
late, we find our thoughts more closely
aligned with private equity investors
who seek to buy entire companies
because, like them, we evaluate the
financial and business dynamics of an
enterprise as if we were purchasing
the entire company. Our goal is to buy
businesses, not just stocks.

This business buyer’s mentality has served us very well over the years as styles have gone in and out of favor,

Continued on page 10...

Letter to Our Shareholders

economy, before again lingering in Europe later in the fall with another sovereign debt problem, this time in Ireland.
     Interestingly, and perhaps tellingly, the world's equity markets began to shake off these events, or their possible materialization, in July. Share prices mostly climbed from that month through the end of the year, with the third and fourth quarters producing healthy, double-digit returns for most of the world's major indexes. So what happened to swing the mood of investors? While clearly concerned about a repeat of 2008, even a more muted version, investors at the same time seemed to respond a little better to the news of each impending difficulty. They may have seen some of what we saw—companies that, since the financial crisis erupted in the fall of 2008, have been managing their businesses successfully, providing many pockets of strength in a domestic economy that was slowly and, at least in our estimation, surely recovering.
     So while serious problems remain—housing, unemployment, the sorry state of national, state and municipal balance sheets—we see better times ahead. At the same time, we accept that the coming year (and perhaps longer) represents something like uncharted territory. To some, the immediate future feels like the great wide open, a place where all of the uncertainty and contradictory signals create a free-falling sensation that lacks the solid footing one might otherwise expect two years' worth of strong market returns to supply. After breaking down the year's returns for the major indexes and The Royce Funds in this Review and Report, we'll make our case that we are on more solid ground than many think.

Breakdown
While the year ended well for most major equity indexes, results through the first half of the year were fairly dismal, with all of the major domestic and non-U.S. indexes posting negative returns. Following domestic market lows in early July, however, share prices began an ascent that took them through the end of the year, making 2010 the second consecutive year of double-digit positive performance for the three major U.S. indexes. Small-caps led the way by a substantial margin. For the calendar year, the small-cap Russell 2000 gained 26.9%, the large-cap S&P 500 climbed 15.1% and the more tech-heavy Nasdaq Composite rose 16.9%. (Although returns for the Russell Midcap index were also quite healthy, they lagged those of small-cap in 2010, with the Russell Midcap index up 25.5%.)
     Each index's showing from the interim small-cap low on July 6, 2010—a period that coincided with the greatest anxiety over a double-dip recession—was particularly impressive. From that date through December 31, 2010 the Russell 2000 was up 33.6% versus respective gains of 23.6% and 26.7% for the S&P 500 and Nasdaq Composite. The advantage for small-cap stocks during both the recent bull run and the year as a whole was sealed during the fourth quarter, when the Russell 2000 was

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up 16.3% versus respective gains of 10.8% and 12.0% for the larger-cap S&P 500 and Nasdaq Composite. Better relative first-half performance was also a factor, as the small-cap index lost less than its larger siblings through the first six months of 2010. As welcome and strong as 2010's returns were, the three U.S. indexes remained shy of their respective peaks, though the Russell 2000, only 3.8% off its previous peak on July 13, 2007, came closest to setting a new market cycle high. The S&P 500 finished the year 13.6% shy of its peak on October 9, 2007, while the Nasdaq has still not surpassed its peak from March 10, 2000 and ended the year 47.5% off that high.
      Non-U.S. indexes performed in line with their U.S. counterparts, though small-cap's edge was even more pronounced in 2010 than it was here at home. For the calendar year, the MSCI World (ex U.S.) Small Core index gained 24.5%, while the MSCI EAFE index was up 7.8%. Both the small-cap and large-cap non-U.S. indexes were strong off the early July domestic small-cap low. From July 6, 2010 through December 31, 2010, the MSCI World (ex U.S.) Small Core index climbed 29.8%, and the MSCI EAFE index rose 21.3%. Three-year average annual returns for both overseas indexes were negative, as they were for the S&P 500. The Nasdaq was essentially flat for the three-year period ended December 31, 2010, while the Russell 2000 gained 2.2%. For the five-year period ended December 31, 2010, the two non-U.S. and three domestic indexes were all positive, with the Russell 2000 and MSCI World (ex U.S.) Small Core index in the lead, followed by the Nasdaq, the MSCI EAFE and the S&P 500.
     Within small-cap, growth continued its leadership, outperforming value in 2010. The Russell 2000 Value index rose 24.5% compared to a gain of 29.1% for the Russell 2000 Growth index. Small-cap growth also held an edge for the five-year period ended December 31, 2010, while annualized periods of 10 years or more saw a sizeable edge for small-cap value. Micro-cap companies performed even better in the calendar year, with the Russell Microcap index up 28.9% in 2010. As was the case with small-cap, growth provided an edge relative to value within the Russell Microcap index for the calendar-year period.

Good Enough
Accepting that there is more to portfolio management—and life—than beating a benchmark, we were very satisfied with performance as a whole for The Royce Funds featured in this Annual Review and Report. We were especially pleased with two developments: Most of our Funds performed very well on a relative basis in 2010's lone significant correction, the period from the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010. More importantly, each Fund finished the year with solid-to-strong returns on an absolute basis. The two are not

Our work was showing many pockets of strength in the economy that accelerated throughout the year, businesses that were benefitting from the decline of the dollar, and renewed activity in many sectors and industries. So the market's strength through much of 2010 was not a surprise to us.

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many times driven by economic cycles.
Our analytical work centers first
on evaluating what a business is worth
today, in recognition of the fact that
it is a far more difficult proposition
to discern what a business will be worth
in the future. Once we have appro-
priate conviction on the value of
an enterprise, we then establish a share
price that we are willing to pay that
discounts a required rate of return on
our capital and adds additional margin
for our inevitable mistakes. Generally
speaking, we target a discount of at
least 30%—and preferably 50%—below
our assessment of a business’s worth.
This would translate into a 44%–100%
return on our investment in the event
that our share price objective is met.

So what differentiates a business
buyer’s analysis from the traditional
approach more concerned with
earnings growth? First and most
importantly, the business is measured
over a long-term period and not on
financial results from one quarter
or even one year. Businesses tend not
to change overnight. However, we
know from experience that their stock
prices certainly can.

Measuring the profitability of a
business is not a novel idea, but it’s
a task that we perform diligently in
an attempt to understand the quality
and sustainability of a business.
Return on Invested Capital (ROIC),
Return on Assets (ROA) and Free
Cash Flow are our favored metrics, but
they are obviously just numbers that
are readily available to everyone and,

Continued on page 12...

Letter to Our Shareholders

unrelated in our view. Key to our disciplined value ethos is the idea that not losing money is as critical as making it.
     That said, relative results for the calendar year were admittedly not as stellar. Eight portfolios, Royce Heritage, Dividend Value, Micro-Cap, Low-Priced Stock, Opportunity, European Smaller-Companies, Global Value and International Smaller-Companies Funds, outperformed their respective benchmarks. Factoring in the Funds' strong down market results, absolute calendar-year returns and generally better longer-term performance records versus their respective benchmarks, we were not terribly disappointed with overall relative returns for the calendar year. A year as strong as 2010 gave even hard-to-please value investors like ourselves little to complain about.
     Within the small-cap market as a whole, stocks in the energy and technology sectors were the top performers in 2010, according to data from Russell Investments. Although we organize our own sector and industry breakdowns a little differently than Russell,

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we saw strength in similar areas, namely our own Natural Resources and Technology sectors. Net gains for the former sector were driven not just by many energy services stocks in several portfolios, but also by sterling performance from several precious metals and mining companies. Taken as a whole, the portfolios had success with investments in the Industrial Products and Consumer Products sectors as well. In fact, there were net contributors in every sector and industry group, another testament to the depth and breadth of the market's recovery.

Long After Dark
As wonderful as it was to see a second straight year of terrific equity returns, particularly coming off the financial collapse of late 2008-early 2009, the issue remains that the market rose markedly in a period of intense economic anxiety, which has engendered a host of questions about how and why this happened. It puts us in mind of the old adage that the market climbs a wall of worry. It also dovetails nicely with the notion that the market is almost always looking ahead a few years, which, if nothing else, makes it clear that investors were more optimistic about the global economy than many others.
     In fact, both of those ideas define what happened in 2010 pretty well. Looking more closely, we think what happened was that the media focused on a narrow set of economic news, namely deficits, housing and unemployment, and missed much of what was going on elsewhere in the economy. For months, the dominant stories were budget woes, foreclosures and jobless claims. While these are undoubtedly serious problems, they also offer very narrow lenses through which to view the economy, whether that of the U.S. or the world. Our own work was showing many pockets of strength in the economy that accelerated throughout the year, businesses that were benefitting from the decline of the dollar, and renewed activity in many sectors and industries. So the market's strength through much of 2010 was not a surprise to us. If not for those worrisome problems just mentioned, the success of the market in 2010 would be a very different kind of story. However, we remain convinced that what took place in equities last year was simply the historical advantage that small-caps have typically enjoyed coming out of recessions. They are often thought of as being more nimble and thus more responsive to economic events, and 2010 represents to us the latest phase in the post-recession recovery for stocks that began after the market low in March 2009. Of course, the world is not as complacent as it was in the middle part of the decade. Much of the wariness about the recent bull market is symptomatic of the generally more cautious attitude that many people now possess. As value investors, we are always all for caution, but we see the intelligence with which so many companies have managed themselves over the last two or three years as more meaningful than the economic problems we are currently laboring to solve. This is what inspires our confidence in the economy going forward.

We suspect that the reign of high-beta, often low-quality companies is likely to end soon, usurped by companies with characteristics such as high returns on invested capital, free cash flow generation and dividends.

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on their own, only reveal so much.
While each plays an important part in
determining a company's valuation,
it is ultimately the subjective assess-
ment of an enterprise that tests our
analytical acumen.

Enterprise Conviction (EC) is a pro-
prietary methodology that we developed
at Royce to isolate our assessment of
conviction in the quality of a business
from its valuation. We have developed
core tenets designed to reveal the
structure of the company’s market,
the sustainable or competitive edge that
it possesses, its future prospects, and
the ability of the management team to
guide the business going forward.

Importantly, this combination of
Enterprise Conviction backed up by
traditional analytics has also created
a consistent approach to our inter-
actions with company management
teams. Meeting and interviewing the
key leaders of a business is a critical
part of Royce’s business evaluation
process. Using our specialized
process offers a measure of protection
against common investor pitfalls such
as “value traps,” commitment bias
allowing an interesting management
story to morph into investment convic-
tion. At Royce, our process centers on
uncovering the worth of a business,
not on what its stock may do in the
near term. By establishing conviction
about our knowledge of an entire
enterprise, we can more easily assess
the financial opportunities, weigh
the risks of investment, and determine
an appropriate price to pay.

Letter to Our Shareholders

The Waiting
Returning to the more narrow sphere of stocks, we have noticed that the world seems to have been waiting for a while now for large-cap to post a pronounced gain in performance at the expense of their small-cap counterparts. As of this writing, this grand shift to large-cap leadership has not materialized. From our somewhat biased perspective, we do not see it coming soon, though we do see what we regard as an important change in the market. As indiscriminately good as most of the last 22 months have been for stocks, we suspect that the reign of high-beta, often low-quality companies is likely to end soon, usurped by companies with characteristics such as high returns on invested capital, free cash flow generation and dividends. These elements are more likely to determine leadership than market capitalization. So while it would not be surprising to see large-cap enjoying periods of outperformance in the months to come, we do not expect the spread to be significant. We believe that the days of wide divergence between small-cap and large-cap, such as we saw in the '90s, are over, at least for the intermediate term.
     As long-established believers in reversion to the mean, we think that the decade ahead should be a positive one for stocks if for no other reason than that the previous one was so difficult. We also see the next few years as something of a reverse of the previous two—our expectation is that the economy will heat up and grow more quickly than the stock market. While we remain essentially confident about the long-term prospects for stocks, we do not see the kind of returns on an annualized basis that we saw in 2009 and 2010 and instead see annualized returns in the high single digits for the decade

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as a whole. There should be a lot of differentiation and an ample number of corrections, some of them, like 2010's spring-summer downturn, more than capable of temporarily suspending investors' confidence. We view this as a near-ideal environment for disciplined and discriminating stock pickers such as ourselves. Overall, then, our outlook is fairly positive. Corrections in the 10% or greater range should create opportunities for us on a global scale. We think that returns will remain positive and that volatility will remain a presence which we seek to use to our advantage in the months and years ahead.

Overall, our outlook is fairly positive. Corrections in the 10% or greater range should create opportunities returns will remain positive and that volatility will remain a presence which we seek to use to our advantage in the months and years ahead.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2011

We dedicate this Review and Report to the memory of our beloved partner and colleague, Denis Fitzgerald, who passed away in February. Denis was a valued member of our marketing and research teams and contributed immeasurably to the production and design of our materials. He worked alongside of us for nearly 22 years. His commitment to our firm and its betterment were unsurpassed. His energy and spirit not only define our firm, but will remain with us forever.

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Fund Focus

Valuable Heritage

We are very proud of the long-term history of many of The Royce Funds. In 1972, we began to manage Royce Pennsylvania Mutual Fund. During the 1990s, we began to introduce other portfolios, beginning with Royce Premier and Micro-Cap Funds in 1991 and Royce Low-Priced Stock and Total Return Funds in 1993. The years that followed saw us launching Royce Heritage Fund in 1995, Royce Opportunity Fund in 1996, Royce Special Equity Fund in 1998, and Royce Value and Value Plus Funds in 2001. More came in that wake, including Royce 100, Discovery and Dividend Value Funds, as well as our first forays into portfolios devoted to international and global investing.

The Fund differs from our flagship in two significant ways: It can invest across a wider market cap range than the portfolio that inspired it... It has also made more use of its ability to invest in non-U.S. securities.

We celebrated the 15th anniversary of Royce Heritage Fund on December 27, 2010, an event that we think is well-worth commemorating. Unlike most of our portfolios, the Fund evolved slowly.
It has developed into a portfolio in the same category as our flagship, Royce Pennsylvania Mutual Fund. These Funds both utilize our core approach, one that invests across the spectrum of smaller companies selected with our tried and true criteria. We are looking for three elements—a strong balance sheet, a record of success as a business and the potential for a profitable future. Micro-cap, small-cap and even mid-cap companies can be very fragile; therefore, we look for growing businesses that produce free cash flow which we think can survive potential difficulties either in their industry or the stock market.

However, the Fund differs from our flagship in two significant ways: It can invest across a wider market cap range than the portfolio that inspired it. The Fund has no limits in terms of market capitalization, though it typically selects from micro-cap, small-cap and mid-cap companies with market caps up to $5 billion. It has also made more use of its ability to invest in non-U.S. securities.

Chuck Royce, President and Co-Chief Investment Officer of Royce, serves as the Fund's lead portfolio manager. James J. Harvey manages the Fund with him.

RHF vs Russell 2000: Performance and Expense Information

Through December 31, 2010

	AVERAGE ANNUAL TOTAL RETURNS

	1-Year	5-Year	10-Year	15-Year	Since Inception	Inception Date	Operating Expenses
Royce Heritage Fund	27.50%	8.91%	10.46%	14.96%	14.97%	12/27/95	1.51%

Russell 2000	26.86	4.47	6.33	7.64	7.68	n.a.	n.a.

Important Performance, Expense and Risk Information
All performance information reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance information may be obtained at www.roycefunds.com. Operating expenses reflect total annual operating expenses for the Service Class as of the Fund's most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. All performance and risk information reflects Service Class results. Shares of RHF's Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class.

The Fund generally invests in securities of micro-cap, small-cap and mid-cap companies, which may involve considerably more risk than investing in larger-cap stocks. (Please see "Primary Risks for Fund Investors" in the prospectus.) The Fund may invest up to 25% of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see "Investing in International Securities" in the prospectus.) The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

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Style Points

It is impossible to produce superior performance unless you do something different from the majority.
– Sir John Templeton

Every active manager needs an edge. There needs to be something dynamic and at least somewhat unique about the security selection process that sets their portfolios apart. This is especially true if their goal—as it is for us here at The Royce Funds—is to generate strong absolute long-term returns. The quote above from Sir John Templeton illustrates this perfectly. How any “superior performance” is produced, however, is another matter.

relate to how we look at companies. First, we use a time-tested approach that most commonly focuses on strong balance sheets, high returns on invested capital and a record of success as a business. Second, we pay very close attention to risk at multiple levels. While most managers focus chiefly on potential returns, we devote at least equal and sometimes more attention to the risk side of the equation. Our contention is that failing to do so can erode, or even destroy, long-term returns.

          After all, the world is full of ostensibly great investment approaches, seemingly sound strategies and apparently foolproof methods for making money in the stock market. Yet these techniques do not always accomplish what they set out to do. With this in mind, it seems to us that the key questions are, how does one establish a long-term performance edge? How does a manager do something differently from the majority, and do it successfully?           These questions have only grown in importance over the last three years, as the world just barely avoided a collapse of the global financial system late in 2008 and has been struggling to create a more lasting recovery ever since. The difficulties of the more recent period further validate the importance of measuring performance over full market cycles (or rolling five- and 10-year periods), spans that include both up and down phases. On those scores, a close look at page 6 will provide the market cycle returns for several Royce Funds and their showings against their respective benchmarks.
          The success that we have enjoyed over these periods is the result of three closely related elements. The first two

Our Funds seek to help investors build wealth as consistently, and with as little volatility, as possible within our investment universe. Without the requisite discipline, such a goal could not be reached. Our approach and our unshakeable commitment to it are the vital things that we believe have helped us to separate our Funds from the portfolio pack.

          Combined with this is an equally important third factor: our managers’ willingness to stick to their respective approaches, regardless of market movements and trends. Adhering to the discipline is as vital to our success as the approach itself. This is especially relevant during market extremes such as those we have seen over the last several years.           For us, the security selection process and the discipline and commitment to stick with it are inextricably bound together. Our goal is always to grow capital. While we enjoy besting benchmarks as much as any active asset manager, our focus is never on beating the market. When it happens, we see it only as a happy byproduct of the successful execution of our investment discipline. Our Funds seek to help investors build wealth as consistently, and with as little volatility, as possible within our investment universe. Without the requisite discipline, such a goal could not be reached. Our approach and our unshakeable commitment to it are the vital things that we believe have helped us to separate our Funds from the portfolio pack.

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Making Headlines

At The Royce Funds, the integrity of our process and the reputation of our people are as important to us as the success of our portfolios, so it is always gratifying when the results of these three efforts are recognized in the wider world. Through the years, we have been fortunate enough to have a number of positive things written about The Royce Funds, our firm and our people. Below is a summary of what we think were among the best media mentions from the last year.

March 17, 2010 In “The King of Small Caps,” from the April issue of SmartMoney, Dyan Machan profiles Whitney George, Royce’s Co-CIO, Managing Director and

“Over the course of nearly four decades, Royce & Associates has demonstrated sound leadership in small-cap investing. The firm nurtures an atmosphere that encourages individuality and collaboration at the same time–while also growing the firm in terms of assets... ” Karin Anderson, Morningstar Fund Spy

Portfolio Manager. The article details George’s background in the industry, investment approach, track record, and outlook for small-cap stock investing. February 17, 2010
Jacob Wolinsky of GuruFocus.com recently interviewed David Nadel, Portfolio Manager for Royce Global Select Fund and Co-Portfolio Manager of Royce Global Value Fund. David discusses his investment approach, his influences and his thoughts on the future of emerging markets and international equities. He also details the critical importance of qualities such as a strong balance sheet and high returns on invested capital in assessing a company’s financial health in saying, “The further we get from the U.S., the more of a cushion we tend to look for in terms of strength of balance sheet, returns on capital and valuation.”

June 14, 2010
In the article, “Small-Cap Stalwart Goes Abroad,” Kiplinger’s writer Laura Cohn looks at how Royce has transitioned its stock-picking skills to bargain-priced foreign companies. “The Royce Funds have a long and distinguished record of investing in small, undervalued U.S. companies. In 2007, the firm launched Royce Global Value.”

April 27, 2010
In “The Royce Funds’ Jay Kaplan On Small-Caps, Value Investing, Dividends And More” gurufocus.com’s Jacob Wolinsky interviews Jay Kaplan on a range of topics, including how he got started in value investing, his investment style, his views on the small-cap asset class versus large-cap and what the future may hold following the financial crisis. In the piece, Jay discusses the attraction of dividend-paying small-cap stocks: “I think dividends are good capital allocation tools, and are a sign of good discipline. This tends to lead me to more mature companies.”

November 10, 2010
Bloomberg Businessweek’s article “Royce’s George: Searching for Unloved Stocks” looks at how Whitney George of the $3.9 billion Royce Low-Priced Stock Fund “finds shares that outpace the market.” The piece focuses on four stocks that Portfolio Manager and Co-Chief Investment Officer Whitney George believes are being ignored by investors. As George told the author of the piece, Stan Luxenberg, “Our aim is to buy stocks that can double or triple in three to five years. Make no mistake, they are risky.  They sink because something’s gone wrong—earnings may have been disappointing or the industry fell out of favor. We stick with companies that have sound balance sheets and long histories of healthy returns on equity. We especially like companies that can grow for years by expanding existing operations or by making new acquisitions.”

December 1, 2010
Morningstar Fund Spy’s “How a Fund Boutique Grew Without Losing Its Soul” appeared in the Corporate Culture portion of Morningstar’s Stewardship Grade for Funds for Royce. Writer Karin Anderson summarizes that, “Over the course of nearly four decades, Royce & Associates has demonstrated sound leadership in small-cap investing. The firm nurtures an atmosphere that encourages individuality and collaboration at the same time—while also growing the firm in terms of assets... Since 1972, when Chuck Royce first began managing flagship Royce Pennsylvania Mutual Fund (PENNX), Royce & Associates has grown to offer 26 funds... and employs 38 investment professionals.”

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The Royce Funds 2010 Annual Report to Shareholders  |  17

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/10

July-Dec 2010*			27.09%

One-Year			23.86

Three-Year			3.25

Five-Year			5.36

10-Year			10.23

20-Year			12.09

25-Year			11.20

35-Year			14.87

ANNUAL EXPENSE RATIO

Operating Expenses			0.92%

*Not annualized
CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2010	23.9%	2002	-9.2%

2009	36.3	2001	18.4

2008	-34.8	2000	18.3

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

2004	20.2	1996	12.8

2003	40.3	1995	18.7

TOP 10 POSITIONS % of Net Assets

GrafTech International			0.8%

Federated Investors Cl. B			0.8

SEI Investments			0.7

Dress Barn (The)			0.7

Nordson Corporation			0.7

Helmerich & Payne			0.7

MAXIMUS			0.7

Oil States International			0.7

CARBO Ceramics			0.7

Unit Corporation			0.7

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Products			17.9%

Technology			15.2

Industrial Services			12.6

Natural Resources			12.3

Health			7.7

Consumer Products			7.7

Financial Services			7.6

Financial Intermediaries			7.1

Consumer Services			5.9

Diversified Investment Companies			0.0

Utilities			0.0

Miscellaneous			2.5

Bonds			0.0

Cash and Cash Equivalents			3.5

Royce Pennsylvania Mutual Fund

Manager’s Discussion
The ongoing rally, though it suffered an interruption in the spring and early summer, swelled the tide and lifted most boats through 2010. For the calendar year, our flagship, Royce Pennsylvania Mutual Fund (PMF), gained 23.9%. Although PMF trailed its small-cap benchmark, the Russell 2000, which was up 26.9% for the same period, we were very pleased with the Fund's performance on an absolute basis. The year began with the Fund lagging in the strong first quarter, up 6.6% versus 8.9% for the small-cap index, before losing less during the distinctly bearish second quarter, down 8.5% versus a 9.9% decline for the Russell 2000. PMF's down market advantage can be seen more clearly in results from the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, when the Fund fell 17.4% versus the small-cap index's decline of 20.3%. After small-caps bottomed out for the year, they mostly kept climbing through the end of December. PMF fell behind its benchmark in the third quarter, up 10.5% versus 11.3%, a trend that continued in the year's final three months. As the rally picked up even more speed, the Fund rose 15.0% compared to a rise of 16.3% for the small-cap index.

     The spring-summer correction notwithstanding, the domestic stock market as a whole stayed well above the market low on March 9, 2009. From that date through the end of 2010, the Russell 2000 rose 134.0%, while PMF climbed 132.4%. (Please see page 6 for recent market cycle results.) Recent underperformance relative to its benchmark was not a factor in longer-term calendar-denominated results. The Fund outperformed its benchmark for the three-, five-, 10-, 15-, 20- and 25-year periods ended December 31, 2010. PMF's three- and five-year results continued to fall short of the strong absolute returns that we strive to provide investors, as the effects of the brutal bear market of late 2008-early 2009 still linger in an unwelcome fashion over returns for those periods. However, we were very pleased with results over periods beyond those spans (as well as the Fund's showings in 2009 and 2010). The Fund's average annual total return for the 35-year period ended December 31, 2010 was 14.9%, a long-term record that gives us great pride.
       In contrast to the year’s first half, each of the Fund’s equity sectors showed net gains for the calendar year, another sign of the sharp contrast between the year’s first six months and its second. The Industrial Products and Natural Resources sectors led in 2010, followed by
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Sotheby's	0.42%

Oil States International	0.42

Ivanhoe Mines	0.41

WABCO Holdings	0.34

Agnico-Eagle Mines	0.34

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund's total annual operating expenses for the Investment Class as of the Fund's most current prospectus and include management fees and other expenses. Shares of PMF's Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

18 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

more-than-respectable contributions from Technology, Consumer Products and Industrial Services. As might be expected in such a strong year, significant net losses were scant, limited to a handful of industry groups and a comparatively small number of positions. We still retain a large measure of affection for the strong identity of the brands, including Lane Bryant and Fashion Bug, run by women's apparel retailer Charming Shoppes. Holding our shares through most of the year, we saw its still-tumbling share price as a good reason to begin adding to our stake in November. We also thought that its new management would be able to turn the firm around. Our once high hopes for private, for-profit post-secondary education company Corinthian Colleges were dashed as its share price failed to recover from the precipitous decline that began in April. We began to reduce our stake in October.
     Long familiar with its business, we have owned shares of Sotheby's, an auctioneer of fine and decorative art, jewelry, and collectibles, off and on for more than two decades. The company has a singular earnings pattern—the season-based auction business generally guarantees that it loses money every other quarter. The intervening quarters, however, have been strong and had investors bidding for shares. We made a small net trim to our position in 2010. The gushing share price of Oil States International, also one of 2009's top net gainers, saw us taking gains through much of 2010. The company provides specialized products and services to oil and gas drilling and production companies across the globe, a business that we liked along with the company’s attractive balance sheet and steady earnings.

     Rising gold prices, along with renewed interest in mining companies on the part of equity investors, helped several precious metals and mining companies in 2010. Along with holdings in the energy services group, they helped to make Natural Resources one of the Fund's top-performing sectors. Our patience with Ivanhoe Mines, which endured a long wait for permission from the Mongolian government to approve mining operations in that country, was rewarded as its stock price climbed through most of the year. We reduced our stake in October. We did the same through much of the year with Agnico-Eagle Mines, a gold producer with operations in, among other places, Canada, Mexico and Finland. Higher earnings guidance announced late in the year helped to drive the stock price of WABCO Holdings, a maker of braking, stability, suspension, and transmission control parts primarily for commercial vehicles. We liked its low-debt balance sheet and its niche in a slow-growth economy.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Charming Shoppes	-0.23%

Corinthian Colleges	-0.18

Comtech Telecommunications	-0.16

Artio Global Investors Cl. A	-0.16

ManTech International Cl. A	-0.11

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,658 million

Weighted Average P/E Ratio**		17.7x

Weighted Average P/B Ratio		2.1x

U.S. Investments (% of Net Assets)		92.8%

Non-U.S. Investments (% of Net Assets)		3.7%

Fund Net Assets		$6,047 million

Turnover Rate		25%

Number of Holdings		532

Symbol
Investment Class		PENNX
Service Class		RYPFX
Consultant Class		RYPCX
R Class		RPMRX
K Class		RPMKX

* Geometrically calculated
** The Fund's P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	PMF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.25	0.20	0.28

Standard Deviation	22.18	22.50	21.29

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

PMF	5.36%	22.18	0.24

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders  |  19

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			32.44%

One-Year			27.50

Three-Year			7.28

Five-Year			8.91

10-Year			10.46

15-Year			14.96

Since Inception (12/27/95)			14.97

ANNUAL EXPENSE RATIOS

Operating Expenses			1.51%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2010	27.5%	2002	-18.9%

2009	51.8	2001	20.5

2008	-36.2	2000	11.7

2007	1.2	1999	41.7

2006	22.6	1998	19.5

2005	8.7	1997	26.0

2004	20.4	1996	25.6

2003	38.1

TOP 10 POSITIONS % of Net Assets

Helmerich & Payne			1.5%

EMCOR Group			1.2

TMX Group			1.2

Seabridge Gold			1.1

Brink's Company (The)			1.1

Ritchie Bros. Auctioneers			1.1

Hochschild Mining			1.0

Kennametal			1.0

Greif Cl. A			1.0

Value Partners Group			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			19.0%

Industrial Services			14.5

Natural Resources			14.5

Technology			12.8

Financial Services			10.8

Financial Intermediaries			5.9

Health			5.3

Consumer Products			3.8

Consumer Services			2.7

Miscellaneous			4.7

Cash and Cash Equivalents			6.0

Royce Heritage Fund

Managers’ Discussion
The second half of 2010 was as bullish as the first half was sluggish, but the upshot was a strong year for stocks of all sorts, especially the kind of micro-cap, small-cap and mid-cap issues that comprised the portfolio of Royce Heritage Fund (RHF). The Fund gained 27.5% for the calendar year versus a 26.9% showing for its small-cap benchmark, the Russell 2000, for the same period. We were pleased with the Fund's results, especially on an absolute basis. It was also gratifying to see RHF bounce back after a somewhat lackluster first half (-3.7%).
     Recent market cycle returns were also encouraging. During the year's only substantial down market period, the Fund outpaced the Russell 2000, losing 16.2% versus a decline of 20.3% for the small-cap index from the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010. The stock market began to heat up with the temperature, and in the third quarter RHF rose 13.8% while its benchmark climbed 11.3%. During the fourth quarter, the Fund just managed to maintain its advantage, up 16.4% versus 16.3% for the Russell 2000. Looking at a longer-term period, RHF climbed 161.3% versus a gain of 134.0% from the market low on March 9, 2009 through December 31, 2010. (Please see page 6 for more market cycle results.)

     These results played a role in the Fund's longer-term advantage over its benchmark and thus underscore the importance of solid performance in both up and down markets. RHF outpaced the Russell 2000 for the three-, five-, 10-, 15-year and since inception (12/27/95) periods ended December 31, 2010. The Fund's average annual total return since inception was 15.0%.
     While each of the Fund's equity sectors made a positive contribution in 2010, two sectors dominated performance—Natural Resources and Industrial Products. The first of these sectors benefitted greatly from an increase in commodity prices, specifically silver, gold and oil, while the second was helped by a revival of industrial activity across the globe. Net gains in individual industrial companies were somewhat modest compared to those in the Natural Resources sector, as well as those that could be found in Financial Services and Consumer Services. Among the Fund's top-10 contributors, none came from Industrial Products, while among the top 25 only four came from that sector. Its strength came mostly from holdings in the metal fabrication and distribution group and machinery companies, where each industry's net gains were spread out among a number of businesses.
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Hochschild Mining	1.08%

Fresnillo	0.85

Pan American Silver	0.64

Value Partners Group	0.61

Luk Fook Holdings (International)	0.55

* Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Operating expenses reflect the Fund's total annual operating expenses for the Service Class as of the Fund's most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RHF's Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             20  |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

     With silver prices rising more than 80% and gold climbing close to 30%, precious metals and mining holdings truly shone. Top-ten position Hochschild Mining mines and processes primarily silver, as well as gold. It operates mostly in Latin America and has several mines that are producing metals. We view it as a well-managed, conservatively capitalized business that was well-positioned to benefit from the rise in precious metals prices. After building a position between February and June, we took some gains during October and November. We also took some gains in two other top-performing mining stocks. Fresnillo is the world's largest primary silver producer and Mexico's second-largest gold producer. The company boasts an attractive combination of a very high-quality asset base and low operational costs, which should allow for margins above its industry's average for the foreseeable future. Pan American Silver is a Canadian company with seven operating mines and others in development in Mexico, Peru and Bolivia that, like Hochschild and Fresnillo, has effectively managed the transition from the exploration for metals to their production.
     Elsewhere in the portfolio, we built our stake in Value Partners Group even as its share price rose owing to our affection for its growing asset management business and talented management team. It is winning what we regard as well-deserved recognition of its skills in a business we like and think we understand well. Luk Fook Holdings (International) continued to succeed in all aspects of its business designing, wholesaling and retailing a variety of gold jewelry, gem-set jewelry, gemstones and authentication services. It is now one of the best known jewelry companies in China after having been long established in Hong Kong. We took gains between April and December.

           Artio Global Investors is a New York City-based asset management business. We have historically liked companies in this industry and were also drawn to Artio's impressive long-term track record with non-U.S. equities. However, the performance of its two flagship international funds continued to lag in 2010, increasing fund outflows and driving down the company's share price. Along with our high regard for its core business, this led us to add to our position at various times throughout the year. FBR Capital Markets provides various investment banking services, helping firms to raise capital and other financial advisory services, such as merger and acquisition advisory, and restructuring. We reduced our stake in July because our confidence in its long-term prospects had faded.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Artio Global Investors Cl. A	-0.49%

FBR Capital Markets	-0.38

Jinpan International	-0.33

Cowen Group Cl. A	-0.27

NutriSystem	-0.25

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,783 million

Weighted Average P/E Ratio**		20.4x

Weighted Average P/B Ratio		2.5x

U.S. Investments (% of Net Assets)		71.0%

Non-U.S. Investments (% of Net Assets)		23.0%

Fund Net Assets		$277 million

Turnover Rate		66%

Number of Holdings		233

Symbol
Investment Class		RHFHX
Service Class		RGFAX
Consultant Class		RYGCX
R Class		RHFRX
K Class		RHFKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RHF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.38	0.20	0.28

Standard Deviation	23.94	22.50	21.29

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RHF	8.91%	23.94	0.37

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders  |  21

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			24.61%

One-Year			23.47

Three-Year			2.36

Five-Year			4.70

10-Year			8.91

15-Year			10.76

Since Inception (12/15/93)			11.27

ANNUAL EXPENSE RATIO

Operating Expenses			1.19%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2010	23.5%	2002	-1.6%

2009	26.2	2001	14.8

2008	-31.2	2000	19.4

2007	2.4	1999	1.5

2006	14.5	1998	4.8

2005	8.2	1997	23.7

2004	17.5	1996	25.5

2003	30.0	1995	26.9

TOP 10 POSITIONS % of Net Assets

Energen Corporation			1.1%

Federated Investors CL. B			1.0

Reinsurance Group of America			0.9

Allied World Assurance Company Holdings			0.9

PartnerRe			0.9

Family Dollar Stores			0.9

Wolverine World Wide			0.9

Erie Indemnity Cl. A			0.9

Chemed Corporation			0.9

Cato Corporation (The) Cl. A			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			21.4%

Industrial Products			16.9

Natural Resources			10.9

Industrial Services			8.3

Consumer Services			8.0

Financial Services			7.7

Consumer Products			7.0

Technology			4.9

Health			3.4

Utilities			2.0

Diversified Investment Companies			0.5

Miscellaneous			2.1

Bonds and Preferred Stocks			0.7

Cash and Cash Equivalents			6.2

Royce Total Return Fund

Manager’s Discussion
Although many higher-risk stocks did very well in 2010, especially in the dynamic fourth quarter, dividend-paying micro-cap and small-cap companies were very competitive. For the calendar year, Royce Total Return Fund (RTR) was up 23.5% versus a gain of 26.9% for its small-cap benchmark, the Russell 2000, over the same period. While RTR trailed its benchmark in 2010, we were quite pleased with its absolute performance for the year. Particularly encouraging, dividend-paying smaller companies awoke from a long period of languishing behind non-dividend payers in the lower quality rally prior to the beginning of 2010, so relative results were favorable on that more general front as well. This could be seen earlier in the year, when RTR was down 0.9% through the year's first six months, outpacing the Russell 2000, which lost 1.9% for this volatile period.
     We were also happy with the way that the calendar-year result came about. The Fund participated to a large degree when share prices were rising—periods between February and April and from early July through the end of December—while losing less than its benchmark during the second-quarter downturn, a period that encompassed most of the correction that lasted from the interim small-cap peak on April 23, 2010 through the interim small-cap low on July 6, 2010. This period, marked by uncertainty surrounding the state of the Eurozone's finances and continued malaise in the U.S. housing and unemployment sectors, disrupted what had been a relatively undisturbed move up for equities from the bear market lows of March 2009.

During this downdraft, RTR, with its inherent defensive characteristics, fell 14.8% compared to a loss of 20.3% for the small-cap index. Thus the Fund performed in 2010 almost as well as we would have liked. This included the dynamic second half of the year when increased risk taking initiated by the Fed's decision to launch a second round of quantitative easing set off a powerful rally in the more risky components of the equity market. RTR was up 11.4% in the third quarter versus 11.3% for the Russell 2000. The fourth quarter, in which the Fund trailed on a relative basis (+11.9% versus +16.3%), saw an even more spirited bull run for stocks.
      Strong down market performance often comes with a cost during up periods, but it is one that we will readily accept for the combined return over a full market cycle. To this end, the Fund was up 114.9% from the small-cap low on March 9, 2009 through December 31, 2010,

GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Family Dollar Stores	0.74%

Erie Indemnity Cl. A	0.48

SEACOR Holdings	0.34

Alliance Holdings GP L.P.	0.34

A.F.P. Provida ADR	0.32

* Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund's total annual operating expenses for the Investment Class as of the Fund's most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RTR's Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             22  |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

somewhat behind the Russell 2000's 134.0% return. Importantly, however, the Fund maintained its advantage over the Russell 2000 from the prior historic peak achieved on July 13, 2007, falling a modest 1.7% compared to the index's decline of 3.8% from that high. (Please see page 6 for recent market cycle results.) Looking at calendar year spans, the Fund was ahead of the small-cap index over longer-term time periods as well. RTR outperformed its benchmark for the three-, five-, 10-, 15-year and since inception (12/15/93) periods ended December 31, 2010. The Fund's average annual total return since inception was 11.3%.
     Given the breadth of 2010's rally, we were pleased but not surprised to see all of the Fund's eleven sectors generate positive performance for the year. Industrial Products was the standout contributor, followed by Financial Intermediaries and Natural Resources. Even economically sensitive sectors such as Consumer Services and Industrial Services, which pulled the Fund lower in the first half of the year, rebounded to make a positive contribution for the full year. Leading from an industry standpoint was a perennial favorite, the insurance group, followed by retail stores. While not a clean sweep, only the leisure and entertainment group and telecommunications companies detracted from the Fund's returns at the industry level, and did so to a very modest degree.

     Looking at the individual companies that contributed to the year's strong gains, it is notable that no one sector or industry was particularly dominant, highlighting the benefits of our generalist approach to security selection. As was the case in the first half, Family Dollar Stores led the pack for the full year. This national discount store chain offering a wide variety of value based merchandise benefitted from solid industry trends as consumers cautiously returned to their buying ways with a decided bias toward stores offering lower-priced goods. Erie Indemnity, the year's second-place finisher, provides property and casualty insurance. The company saw a solid pickup in underwriting activity, especially in the personal lines segment of its business, leading to a re-rating of the shares. SEACOR Holdings, a leading offshore oil and gas services company offering support vessels for a range of activities, was another solid performer, as the company saw a big bump in business following the Gulf oil spill.
     Worthy of mention was the year's top loser. Wilmington Trust, a storied institution in the financial sector originally established by the du Pont family, fell victim to an ill-timed foray into commercial real estate lending and was forced to accept a low acquisition price. Usually a pleasant byproduct of our investment process, Wilmington's takeover was actually a “take under,” in which the selling price for the company was substantially below the prevailing stock price, an event giving credence to the legacy challenges still confronting the banking industry.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Wilmington Trust	-0.20%

Atlantic Tele-Network	-0.16

AllianceBernstein Holding L.P.	-0.14

American National Insurance	-0.12

ManTech International Cl. A	-0.12

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$2,068 million

Weighted Average P/E Ratio**		15.2x

Weighted Average P/B Ratio		1.8x

U.S. Investments (% of Net Assets)		90.5%

Non-U.S. Investments (% of Net Assets)		3.3%

Fund Net Assets		$4,796 million

Turnover Rate		15%

Number of Holdings		430

Symbol
Investment Class		RYTRX
Service Class		RYTFX
Consultant Class		RYTCX
Institutional Class		RTRIX
W Class		RTRWX
R Class		RTRRX
K Class		RTRKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RTR	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.22	0.20	0.37

Standard Deviation	18.85	22.50	20.05

* Five years ended 12/31/10. Category Median and Best Decile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RTR	4.70%	18.85	0.25

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders  |  23

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			28.34%

One-Year			30.11

Three-Year			7.09

Five-Year			8.03

Since Inception (5/3/04)			9.08

ANNUAL EXPENSE RATIO

Gross Operating Expenses			2.09%

Net Operating Expenses			1.54

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2010	30.1%	2007	0.0%

2009	37.7	2006	19.9

2008	-31.5	2005	7.3

TOP 10 POSITIONS % of Net Assets

Federated Investors CL. B			1.6%

Regis Corporation			1.3

National health Investors			1.1

Landstar System			1.1

Energen Corporation			1.1

Buckle (The)			1.1

Allied World Assurance Company Holdings			1.0

Reinsurance Group of America			1.0

Towers Watson & Company CL. A			1.0

E-L Financial			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			20.0%

Industrial Products			20.0

Financial Services			13.7

Industrial Services			9.6

Consumer Services			6.4

Natural Resources			6.2

Consumer Products			5.3

Technology			3.9

Health			3.0

Utilities			0.1

Miscellaneous			4.9

Preferred Stock			0.0

Cash and Cash Equivalents			6.9

Royce Dividend Value Fund

Managers’ Discussion
Although many riskier stocks did very well in 2010, dividend-paying micro-cap, small-cap and mid-cap companies were more than competitive. For the calendar year, Royce Dividend Value Fund (RDV) was up 30.1% versus a gain of 26.9% for its small-cap benchmark, the Russell 2000, for the same period. Posting strong absolute and relative results in 2010 left us quite pleased with its performance for the year. Dividend-paying small companies came off a long period of languishing behind non-dividend payers prior to the beginning of 2010, so results were encouraging on that more general front as well. This could be seen earlier in the year, when RDV was up 1.4% through the year's first six months, handily outpacing the Russell 2000, which lost 1.9% for the same period.
    We were also happy with the way that the calendar-year result came about. The Fund participated to a large degree when share prices were rising—periods between February and April and from early July through the end of December—while losing less than its benchmark during the second-quarter downturn, a period that encompassed most of the short-term correction that lasted from the interim small-cap peak on April 23, 2010 through the interim low on July 6, 2010. Thus, the Fund performed in 2010 about as well as we could hope. This includes the dynamic second half of the year. RDV was up 13.2% in the third quarter versus 11.3% for the Russell 2000. The fourth quarter saw an even more spirited bull run in which the Fund rose 13.4% compared to 16.3% for its small-cap benchmark.

      RDV gained 139.8% from the small-cap low on March 9, 2009 through December 31, 2010, ahead of the Russell 2000's 134.0% return. (Please see page 6 for recent market cycle results.) The Fund also beat the small-cap index over longer-term time periods, outperforming its benchmark for the three-, five-year and since inception (5/3/04) periods ended December 31, 2010. The Fund's average annual total return since inception was 9.1%.
     For the calendar year period, all of the Fund's ten equity sectors were positive performers. The Fund also drew ample success from its investments in non-U.S. companies. Industrial

GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance *

Family Dollar Stores	0.88%

China Forestry Holdings	0.82

Sprott	0.62

Affiliated Managers Group	0.60

Waddell & Reed Financial CL. A	0.51

* Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund's gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class's net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

24 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

Products dominated performance, helped by a global industrial recovery. It easily outpaced each of the Fund's other sectors, though noteworthy contributions also came from Financial Intermediaries, Financial Services and Natural Resources. Industrial Products is home to several industry groups that posted strong-to-solid net gains in 2010, most notably the machinery, metal fabrication and distribution, and specialty chemicals and materials groups. From the Financial Services sector, the investment management group was the portfolio's top-performing industry, led by Sprott, Affiliated Managers Group, Waddell & Reed Financial, and Jupiter Fund Management. The market's recovery in 2009-2010 helped each company's stock price to climb. We reduced our stake in the latter firm, while adding to our respective positions in the first three throughout the year because we anticipate growth on a global scale for well-managed investment businesses as the economy continues to recover.
     Family Dollar Stores operates retail discount stores geared to low- and middle-income consumers. It managed well during the recession by, among other things, focusing on branded consumables, improving its supply chain for goods sold under its own label, beginning to accept food stamps and undertaking a plan to renovate its stores to meet or exceed its industry's sales per square foot standard. We like what the company has been doing as much as we like its strong balance sheet. Actively trading the stock through much of the year, we ended December with a net increase in shares. China Forestry Holdings engages in the upstream management and sustainable development of forests, as well as the sale of high-quality logs. Its impressive net profits drew investors to the stock and prompted us to trim our position in March and August.

GOOD IDEAS AT THE TIME Top Detractors to 2010 Performance*
      Artio Global Investors was the greatest detractor to performance in 2010. The New York-based asset manager runs various actively managed portfolios primarily for institutional and intermediary clients in numerous investment strategies. We have historically liked companies in this industry while also being drawn to Artio's impressive long-term track record with non-U.S. equities. However, the performance of its two flagship international funds continued to lag in 2010, increasing fund outflows and driving down the company's share price. Along with our high regard for its core business, this led us to add to our position at various times throughout the year. We first bought shares of Tianneng Power International in May, shortly before it warned of lower profits in fiscal 2010. The Chinese firm manufactures motive battery devices, primarily for electric bikes, a business whose long-term prospects we find attractive, so the lower profit warning did not scare us away.

Artio Global Investors Cl. A	-0.20%

Tianneng Power International	-0.18

Total System Services	-0.18

Tidewater	-0.17

Arkansas Best	-0.10

* Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,883 million

Weighted Average P/E Ratio**			17.0x

Weighted Average P/B Ratio			2.0x

U.S. Investments (% of Net Assets)			77.3%

Non-U.S. Investments (% of Net Assets)			15.8%

Fund Net Assets			$153 million

Turnover Rate			21%

Number of Holdings			244

Symbol
Investment Class			RDVIX
Service Class			RYDVX

* Geometrically calculated
** The Fund's P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RDV	Median	Breakpoint

Sharpe Ratio	0.38	0.20	0.37

Standard Deviation	19.58	22.50	20.05

* Five years ended 12/31/10. Category Median and Best Decile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RDV	8.03%	19.58	0.41

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |  25

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			30.05%

One-Year			26.46

Three-Year			6.51

Five-Year			8.19

10-Year			11.57

15-Year			12.47

Since Inception (12/31/91)			12.75

ANNUAL EXPENSE RATIO

Operating Expenses			1.15%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2010	26.5%	2002	-7.8%

2009	33.3	2001	9.6

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

2004	22.8	1996	18.1

2003	38.7	1995	17.8

TOP 10 POSITIONS % of Net Assets

Pan American Silver			2.9%

Lincoln Electric Holdings			2.4

Dionex Corporation			2.4

Gartner			2.3

Fossil			2.2

Gardner Denver			2.2

Thor Industries			2.2

Woodward Governor			2.1

Schnitzer Steel Industries Cl. A			2.1

Trican Well Service			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			20.7%

Natural Resources			14.7

Technology			13.6

Consumer Products			11.7

Industrial Services			9.7

Financial Intermediaries			6.5

Health			4.2

Financial Services			3.9

Consumer Services			2.4

Miscellaneous			2.8

Cash and Cash Equivalents			9.8

Royce Premier Fund

Managers’ Discussion
The limited portfolio of small-cap stocks that comprise Royce Premier Fund (RPR) recovered very nicely from a somewhat slow start in the first half of 2010. The Fund was up 26.5% for the calendar year versus a 26.9% return for its small-cap benchmark, the Russell 2000, for the same period. The Fund was down 2.8% through 2010's first six months, though it held up better than its benchmark in the bearish second quarter as well as from the interim small-cap high on April 23 through the end of December. This is primarily attributable to the Fund's edge over its benchmark during the year's only significant correction. From April 23, 2010 through the interim small-cap market low on July 6, 2010, the Fund fell 16.8% versus a decline of 20.3% for the Russell 2000. We mention this because performance in more challenging markets, even in shorter ones, has always been very important to us.

     Share prices throughout the stock market revived following the interim small-cap low on July 6, 2010, and RPR participated fully in the shift from bear to bull. During the third quarter, the Fund gained 12.5%, ahead of the 11.3% return for its benchmark. While the Fund's showing was more than satisfactory on an absolute basis, this pattern reversed itself in the even more robust fourth quarter, with RPR up 15.6% versus 16.3% for the Russell 2000.
     Although its strong second half helped it to narrow the gap somewhat, RPR remained behind its benchmark from the small-cap low on March 9, 2009 through December 31, 2010, up 125.7% versus 134.0% for the small-cap index. (Please see page 6 for recent market cycle results.) However, we were encouraged by the Fund's results over longer-term time periods, particularly because we gauge the portfolio's performance over spans that include both up and down market phases. We are thus pleased to report that RPR beat the Russell 2000 for the three-, five-, 10-, 15-year and since inception (12/31/91) periods ended December 31, 2010. The Fund's average annual total return since inception was 12.8%.
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*
Fossil	2.26%
Pan American Silver	1.59
Gartner	1.52
Gardner Denver	1.23
Perrigo Company	1.22
* Includes dividends

     Over the last few years, fashion accessories maker and retailer Fossil has shown that it can survive profitably through an historically difficult market for consumer goods and benefit from an economic upturn. Management's domestic repositioning of its core Fossil brand, international consumers' desire to buy recognizable brands, and an accelerated roll-out of its own retail stores have all proven to be smart, timely developments. The company also

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund's total annual operating expenses for the Investment Class as of the Fund's most current prospectus and include management fees, and other expenses. Shares of RPR's Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

26 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

gained from watches coming back in style in 2010. Although we took gains throughout the year, Fossil was RPR's fifth-largest holding at yearend. Not highly publicized in the financial collapse of 2008 was a dramatic decline in silver prices, which allowed us to build our stake in Pan American Silver, a Canadian company that operates seven mines in Mexico, Peru and Bolivia. The world's second-largest silver producer (and the Fund's largest holding at the end of 2010), its proven ability to make the transition from exploration to production was key in attracting our interest in the company. We built our position through August before making modest trims in November.
      Two other top-ten holdings were also among the Fund's top contributors. Gartner provides IT (information technology) research and other consulting services, non-capital intensive businesses that we have long admired for their ability to generate cash. One of the company's primary revenue generators—a subscription model research product—grew by 14% in the first quarter, which helped its share price to rise in the otherwise dismal first half. Robust revenues and earnings allowed the trend to continue through December. We think that Gardner Denver, which makes compressor, vacuum and fluid transfer products used in cleaning oil rigs, is a great example of a U.S. industrial company that successfully managed its way through the recession. Its intelligent management put the company in position to benefit from both the rebound in energy prices and the global industrial recovery.

GOOD IDEAS AT THE TIME Top Detractors to 2010 Performance*
     Perrigo Company produces store-brand drugs, prescription pharmaceuticals and nutritional products. We like the way that the firm has expanded market share both with new prescription drugs and with other prescription-only products shifting to OTC. Its stock price was in good health through most of 2010, largely the result of a steadily improving earnings picture.
     Disappointed with how new federal regulations were hampering its stock price, we sold our shares of for-profit education company Corinthian Colleges in RPR. While we still like the industry, we did not think it was up to the very demanding quality standard that we set for inclusion in the portfolio. The St. Joe Company is a Florida-based real estate development business that specializes in procuring the necessary permits and zoning for others to build on the more than a half million acres it owns in the Florida Panhandle, an area devastated by the U.S. housing downturn. We still like its long-term prospects in an eventual comeback for housing prices.

Corinthian Colleges	-0.64%

St. Joe Company (The)	-0.39

Arkansas Best	-0.27

Knight Capital Group Cl. A	-0.20

Comtech Telecommunications	-0.18

* Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$2,503 million

Weighted Average P/E Ratio**		19.8x

Weighted Average P/B Ratio		2.5x

U.S. Investments (% of Net Assets)		81.9%

Non-U.S. Investments (% of Net Assets)		8.3%

Fund Net Assets		$6,765 million

Turnover Rate		10%

Number of Holdings		70

Symbol
Investment Class		RYPRX
Service Class		RPFFX
Consultant Class		RPRCX
Institutional Class		RPFIX
W Class		RPRWX
R Class		RPRRX
K Class		RPRKX

* Geometrically calculated
** The Fund's P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RPR	Median	Breakpoint

Sharpe Ratio	0.37	0.20	0.28

Standard Deviation	20.96	22.50	21.29

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 338 small-cap objective funds (lowest expense class only) with at least five years of history.

RISK/RETURN COMPARISION Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RPR	8.19%	20.96	0.39

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |  27

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			23.28%

One-Year			19.61

Three-Year			7.27

Five-Year			8.07

10-Year			12.33

Since Inception (5/1/98)			9.43

ANNUAL EXPENSE RATIO

Operating Expenses			1.17%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2010	19.6%	2004	13.9%

2009	28.4	2003	27.6

2008	-19.6	2002	15.3

2007	4.7	2001	30.7

2006	14.0	2000	16.3

2005	-1.0	1999	-9.6

TOP 10 POSITIONS % of Net Assets

National Presto Industries			3.5%

AVX Corporation			3.3

Lubrizol Corporation (The)			3.2

Hubbell Cl. B			2.8

Bio-Rad Laboratories Cl. A			2.7

Lancaster Colony			2.6

Bed Bath & Beyond			2.5

Clearwater Paper			2.4

Dorman Products			2.3

Thomas & Betts			2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			29.9%

Technology			13.7

Consumer Products			12.3

Consumer Services			9.9

Health			8.2

Industrial Services			7.4

Financial Services			1.9

Natural Resources			0.2

Miscellaneous			1.2

Cash and Cash Equivalents			15.3

Royce Special Equity Fund

Manager’s Discussion
While the market struggled through much of 2010's first half, it rebounded solidly during the second. Worries over global debt, housing, unemployment and the specters of deflation and inflation remained on the minds of many, though not, it would appear, to the same degree that they were between January and June. In this environment, Royce Special Equity Fund (RSE) enjoyed a strong year on an absolute basis, up 19.6%, trailing its benchmark, the Russell 2000, which gained 26.9% for the same period. Lower-quality equities generally did better in 2010, especially through the dynamic upswing that encompassed nearly all of the year's second half, making the Fund's underperformance versus the small-cap index unsurprising.
     We were pleased with RSE's performance in the year's notable downdraft. Shortly after the second quarter began, the rally that had started in February sputtered, setting off a correction that lasted until early July. From the interim small-cap high on April 23, 2010 through July 6, 2010, RSE fell 16.0% versus a loss of 20.3% for the Russell 2000. (Please see page 6 for more market cycle results.) The Fund then performed more than respectably during the third quarter, up 8.1% versus 11.3% for its benchmark. The appetite for risk only seemed to grow the longer the recovery in share prices went on. The fourth quarter set a particularly torrid pace. Between October and December, RSE was up 14.1% versus a gain of 16.3% for the Russell 2000. Over longer-term periods, however, the Fund owned a performance edge over the small-cap index, outpacing its benchmark for the three-, five-, 10-year and since inception (5/1/98) periods ended December 31, 2010. RSE's average annual total return since inception was 9.4%.

     The classic value methodology that we use in the Fund means that we seek to be opportunistic and to achieve strong absolute (and, ideally, index-beating) returns over the long term, while at the same time, and with equal if not greater diligence, we try to achieve lower volatility. As has been the case since RSE's inception, capital preservation means as much to us as capital appreciation. It should also be noted that many investors have sought what they perceive to be relatively lower volatility of RSE over the potentially higher returns offered elsewhere that may also come with greater risk and volatility.
     We seek securities with decent dividend yields and stable, high free-cash flow and think that such companies should do better in an environment that is likely to feature higher

GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Dorman Products	1.73%

Lubrizol Corporation (The)	1.50

Deckers Outdoor	1.42

Gymboree Corporation	1.17

National Presto Industries	1.17

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund's total annual operating expenses for the Investment Class as of the Fund's most current prospectus and include management fees, and other expenses. Shares of RSE's Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

28 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

interest rates. Perhaps investing for growing dividends may be the bridge between the popularity of bonds in the recent past and the attraction of equities in the near future. We remain committed to our very disciplined process for the selection and analysis of what we regard as high-quality, inexpensive, financially productive, cash-generating companies with attractive accounting practices. This has been, and we believe will continue to be, a way to post superior returns with less volatility. We continue to believe that companies with financial strength and flexibility will be rewarded, not only as targets for transactional activity, but also for their ability (and likelihood) to initiate or raise dividends. This should largely result from quality once again being appreciated and from continued transactional activities, including private equity, LBO (leveraged buyouts), strategic mergers, share repurchases, dividend hikes, and special dividends. We saw evidence of this in November with the acquisition of Gymboree, one the Fund's top performers in 2010. We would not be surprised to see similar events within the portfolio in the months to come.
     For the calendar-year period, all of the Fund’s eight equity sectors were positive. Industrial Products led by a large margin, more than doubling the gain of the Fund’s next-best sector, Consumer Products. At the industry level, the leading groups were retail stores, specialty chemicals and materials, and apparel, shoes and accessories companies. Dorman Products was the best-performing holding for the year. The Colmar, PA. based company is a supplier of automotive replacement parts.

GOOD IDEAS AT THE TIME Top Detractors to 2010 Performance*
      Lubrizol Corporation is a specialty chemicals company that specializes in transportation and industrial lubricants, while Deckers Outdoors makes and markets footwear and related accessories under several brand names, including UGG and Teva. National Presto Industries was the largest holding within the portfolio. A significant contributor in 2009, it also enjoyed a strong second half in 2010. The Eau Claire, Wisconsin company is a diversified manufacturing firm that produces defense products, small appliances, and absorbent products. The Fund's two largest detractors were sold in 2010. Genoptix is a medical laboratory that provides medicine services to hematologists and oncologists. Sykes Enterprises is an IT services company that provides outsourced customer contact management solutions and services in the business process outsourcing arena.

Genoptix	-0.98%

Sykes Enterprises	-0.67

Baker (Michael)	-0.34

Arris Group	-0.21

Tekelec	-0.15

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,385 million

Weighted Average P/E Ratio**			15.7x

Weighted Average P/B Ratio			2.1x

U.S. Investments (% of Net Assets)			84.7%

Non-U.S. Investments (% of Net Assets)			0.0%

Fund Net Assets			$2,132 million

Turnover Rate			21%

Number of Holdings			74

Symbol
Investment Class			RYSEX
Service Class			RSEFX
Consultant Class			RSQCX
Institutional Class			RSEIX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RSE	Median	Breakpoint

Sharpe Ratio	0.41	0.20	0.37

Standard Deviation	16.95	22.50	20.05

*Five years ended 12/31/10 Category Median and Best Decile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RSE	8.07%	16.95	0.48

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |  29

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			29.71%

One-Year			24.97

Three-Year			5.96

Five-Year			7.59

Since Inception (6/14/01)			12.63

ANNUAL EXPENSE RATIO

Operating Expenses			1.47%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2010	25.0%	2005	17.2%

2009	44.7	2004	30.9

2008	-34.2	2003	54.3

2007	3.8	2002	-23.5

2006	16.8

TOP 10 POSITIONS % of Net Assets

Reliance Steel & Aluminum			2.9%

GameStop Corporation Cl. A			2.8

Pan American Silver			2.7

Federated Investors Cl. B			2.5

ManTech International Cl. A			2.5

Schnitzer Steel Industries Cl. A			2.5

Helmerich & Payne			2.4

Buckle (The)			2.3

Unit Corporation			2.2

PartnerRe			2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			23.1%

Technology			13.6

Consumer Services			12.3

Financial Intermediaries			12.0

Industrial Products			11.7

Financial Services			6.8

Consumer Products			6.1

Industrial Services			5.2

Health			5.0

Miscellaneous			2.5

Cash and Cash Equivalents			1.7

Royce Value Fund

Managers’ Discussion
The strong year for stocks throughout the market, particularly for small-cap and mid-cap issues, helped the performance of Royce Value Fund (RVV) in 2010. For the calendar year, RVV gained 25.0%, trailing its small-cap benchmark, the Russell 2000, which was up 26.9% for the same period. Underperforming the index was a minor disappointment, as we were pleased with the Fund's showing on an absolute basis. After a not-so-stellar first half (-3.7%), RVV rebounded, along with much of the market, over the year's final six months. During the third quarter, the Fund was up 10.9% compared to an 11.3% return for its benchmark. The fourth quarter was even more bullish. The Fund followed suit, outpacing the small-cap index, rising 17.0%, while the Russell 2000 climbed 16.3%.
      Within a mostly positive year, the Fund was ahead of the small-cap index during the only significant downturn in 2010. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, RVV lost 15.5% versus a decline of 20.3% for the Russell 2000. The Fund was competitive with the small-cap index from the market low on March 9, 2009 through the end of 2010, gaining 128.9% versus 134.0% for the benchmark. (Please see page 6 for recent market cycle results.)

     Relative underperformance versus the small-cap index notwithstanding, the Fund has recently performed in line with our expectations by losing less in downdrafts and remaining close to the Russell 2000 during upswings by posting solid to strong performance on an absolute basis. These kinds of performances helped RVV to hold an advantage over the Russell 2000 over longer-term periods. The Fund beat the index for the three-, five-year and since inception (6/14/01) periods ended December 31, 2010. RVV's average annual total return since inception was 12.6%.
      Even in the most stable or dynamic economic times, we look for companies that we think are capable of managing well through difficulties. For example, we were drawn to fashion accessories maker and retailer Fossil well before the crisis that began late in 2008. The company then proved its mettle by effectively managing its way through that period, which was particularly hard for retail businesses, before enjoying even more growth when the economy began to revive. We liked the way that management repositioned its core brands, met non-U.S. consumers' desire to buy known American brands, and sped up a roll-out of its
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Fossil	1.73%

Pan American Silver	1.43

Family Dollar Stores	1.31

Fresnillo	1.05

Red Back Mining	1.04

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Operating expenses reflect the Fund's total annual operating expenses for the Service Class as of the Fund's most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV's Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             30  |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

own retail stores, each of which helped it to grow more profitably. Fossil also benefitted from watches coming back in style in 2010. We took gains in April and again between October and December. Family Dollar Stores operates retail discount stores geared to low- and middle-income consumers. Like Fossil, it managed well during the recession, though in its own way. Among other moves, the company focused on branded consumables, improved its supply chain for goods sold under its own label, began accepting food stamps and undertook a plan to renovate its stores to meet or exceed its industry's sales per square foot standard. We like what the company has been doing as much as we like its strong balance sheet. We reduced our position in June, September and December as its share price climbed.
     Three precious metals and mining companies were top performers in 2010, largely aided by a welcome increase in gold and silver prices. Although it received little publicity at the time, the financial collapse of 2008 also triggered a precipitous drop in silver prices, which allowed us to build our stake in Pan American Silver, a Canadian firm with seven mines operating in Mexico, Peru and Bolivia and others in the exploration stage. Now the world's second-largest silver producer (and the Fund's third-largest holding at yearend), its success in moving from exploration to production was a critical factor in our decision to first buy and then build our position. Fresnillo, the world's largest primary silver producer and Mexico's second-largest gold producer, has operations in Mexico. The  stock prices of  both silver miners rose  as silver prices  climbed from a  combination of renewed industrial demand and the growing appreciation of silver as an inflation hedge. Red Back Mining effectively added production capabilities to its solid exploration business and in doing so saw positive results from mines in Ghana and Mauritania, results that made it attractive to Kinross Gold, which acquired Red Back in September at a healthy premium.
     The industry group was also home to one of the Fund's most significant detractors in 2010, Gammon Gold, a gold and silver exploration company with operations in Mexico. Our experience provided a cautionary tale of the dangers of buying shares of mining businesses that have not proven they can handle the transition from exploration to production, as multiple problems in several mines have hurt results. We finished selling our shares in RVV during October. We felt a bit more confident in the turnaround prospects for mobile-data communications equipment maker Comtech Telecommunications, which late in 2010 initiated a dividend and started to buy back stock, both of which helped its stock price to bounce back to some degree.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance *

Comtech Telecommunications	-0.74%

Gammon Gold	-0.58

ManTech International Cl. A	-0.50

Knight Capital Group Cl. A	-0.41

Tidewater	-0.25

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$2,646 million

Weighted Average P/E Ratio**		13.2x

Weighted Average P/B Ratio		2.0x

U.S. Investments (% of Net Assets)		85.5%

Non-U.S. Investments (% of Net Assets)		12.8%

Fund Net Assets		$1,825 million

Turnover Rate		35%

Number of Holdings		69

Symbol
Investment Class		RVVHX
Service Class		RYVFX
Consultant Class		RVFCX
Institutional Class		RVFIX
R Class		RVVRX
K Class		RVFKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RVV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.34	0.20	0.28

Standard Deviation	23.21	22.50	21.29

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RVV	7.59%	23.21	0.33

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |   31

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			28.68%

One-Year			24.77

Three-Year			6.85

Five-Year			8.29

Since Inception (6/30/03)			12.43

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.54%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2010	24.8%	2006	13.7%

2009	38.0	2005	14.9

2008	-29.2	2004	27.2

2007	7.3

TOP 10 POSITIONS % of Net Assets

Rofin-Sinar Technologies			1.5%

Oil States International			1.5

Kennametal			1.5

Helmerich & Payne			1.4

Manpower			1.4

Expeditors International of Washington			1.4

Major Drilling Group International			1.4

GrafTech International			1.4

Greif Cl. A			1.3

Sims Metal Management ADR			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			20.9%

Industrial Products			19.4

Technology			14.3

Natural Resources			12.1

Financial Services			11.4

Consumer Products			5.9

Financial Intermediaries			2.1

Health			1.6

Consumer Services			1.4

Miscellaneous			3.7

Cash and Cash Equivalents			7.2

Royce 100 Fund

Managers' Discussion
After getting off to a rough start in the year's first half (-3.0%), Royce 100 Fund (ROH) managed very well through the second half of 2010. For the calendar year, the Fund was up 24.8% versus a gain of 26.9% for its small-cap benchmark, the Russell 2000 for the same period. While it was something of a letdown to underperform the small-cap index, we were otherwise very pleased with the Fund's showing on an absolute basis in 2010. In a more general sense, we were also happy to see the market rebound so dramatically in the year's final six months.
     Although ROH posted a negative return through the end of June, it lost less than its benchmark in the year's only significant correction. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, the Fund was down 16.6% while the Russell 2000 fell 20.3%. Our goal in general is to provide this kind of relative outperformance in more difficult markets while remaining at least close to the small-cap market's returns during dynamic up markets. This was the case from both the most recent market low in March 2009 and also through the second half of 2010. From the market low on March 9, 2009 through December 31, 2010, ROH climbed 130.1% versus 134.0% for the Russell 2000. (Please see page 6 for more market cycle results.) During 2010's third quarter, the Fund was up 11.1%, just a bit behind its benchmark's 11.3% return, while in the even more bullish fourth quarter ROH rose 15.8% versus 16.3% for the small-cap index.
     We were pleased that the Fund outperformed the Russell 2000 over longer-term periods, beating the small-cap index for the three-, five-year and since inception (6/30/03) periods ended December 31, 2010. ROH's average annual total return for the since inception period was 12.4%.
     While all but two of the Fund's equity sectors finished the year with net gains, the Fund's four largest sectors dominated. Industrial Products, Natural Resources, Technology and Industrial Services posted the largest contributions to calendar-year returns, in that order. We have been actively investing in each area since the fall of 2008. At the end of the year, ROH was overweight in each of these sectors (relative to the Russell 2000) except Technology. Precious metals and mining companies and energy services
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Fresnillo	1.01%

Cliffs Natural Resources	0.93

Gartner	0.84

Oil States International	0.82

Expeditors International of Washington	0.73

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Gross operating expenses reflect the Fund's gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class's net annual operating expenses at below 1.49% through April 30, 2011. Shares of ROH's R Class bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             32  |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

stocks, both from Natural Resources, led all of the Fund's industry groups. Fresnillo operates mines in Mexico and is the world's largest primary silver producer and Mexico's second-largest gold producer. Its stock price soared as silver prices rose more than 80% due to a mixture of renewed industrial demand and the growing appreciation of silver as an inflation hedge. The company has an attractive combination of a very high-quality asset base and low operational costs, which should allow for margins above its industry's average for the foreseeable future. After building our position between February and April, we took some gains in December.
     Cliffs Natural Resources is a mining and natural resources company that produces iron ore and coal in North America, South America and Australia. Its business grew as iron ore prices rose throughout the year on strengthening demand for steel in Asia. We reduced our stake in October. Oil States International provides specialized products and services to the oil and gas industry. Rising oil prices and increased demand fueled results, as did the firm's announcement of its acquisition of a leading Australian remote accommodations company that will provide it with a new geographic growth platform. Although we sold some shares in June, it was the Fund's second-largest holding at the end of December.

     Elsewhere in the portfolio, Gartner provides IT (information technology) research and other consulting services, non-capital intensive businesses that we have long admired for their ability to generate cash. One of the company's primary revenue generators—a subscription model research product—grew by 14% in the first quarter, which helped its share price to rise in the otherwise dismal first half. Robust revenues and earnings allowed the trend to continue through December. Expeditors International of Washington specializes in a variety of logistics services for companies in the U.S. and around the globe. It rode the rebound in international trade, particularly in Asia, which accounts for about a third of the company's business.
     Disappointed with how new federal regulations were hampering its stock price, we sold our shares of for-profit education company Corinthian Colleges in ROH during August and September. While we still like the industry, we thought that the new regulations would create potentially intractable problems for the company's business model. Artio Global Investors is a New York City-based asset management business. We have historically liked companies in this industry and were also drawn to Artio's impressive long-term track record with non-U.S. equities. However, the performance of its two flagship international funds continued to lag in 2010, increasing fund outflows and driving down the company's share price. Along with our high regard for its core business, this led us to add to our position through September.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Corinthian Colleges	-0.81%

Artio Global Investors Cl. A	-0.56

ITT Educational Services	-0.26

Comtech Telecommunications	-0.25

Patriot Transportation Holding	-0.20

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$2,142 million

Weighted Average P/E Ratio**		21.6x

Weighted Average P/B Ratio		2.4x

U.S. Investments (% of Net Assets)		86.4%

Non-U.S. Investments (% of Net Assets)		6.4%

Fund Net Assets		$436 million

Turnover Rate		27%

Number of Holdings		100

Symbol
Investment Class		ROHHX
Service Class		RYOHX
R Class		ROHRX
K Class		ROHKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	ROH	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.37	0.20	0.28

Standard Deviation	21.45	22.50	21.29

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

ROH	8.29%	21.45	0.39

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders  |   33

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/10

July-Dec 2010*	27.55%

One-Year	15.16

Since Inception (2/27/09)	36.15

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	2.98%

Net Operating Expenses	1.50

* Not annualized

TOP 10 POSITIONS % of Net Assets

Berkshire Hathaway Cl. B	3.6%

Mosaic Company (The)	3.4

Franklin Resources	3.1

Ensco ADR	3.0

Schnitzer Steel Industries Cl. A	3.0

Value Partners Group	2.8

Pan American Silver	2.8

Seabridge Gold	2.7

GrafTech International	2.7

Analog Devices	2.5

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Natural Resources	27.0%

Technology	17.8

Financial Services	14.0

Industrial Products	12.4

Industrial Services	7.6

Financial Intermediaries	7.1

Consumer Products	6.8

Consumer Services	2.8

Diversified Investment Companies	1.0

Cash and Cash Equivalents	3.5

Royce Focus Value Fund

Managers’ Discussion
While stocks of all asset sizes struggled in the first half of 2010, many subsequently came back strong in the year’s second half, making the 12-month period as a whole mostly a strong one for equities. For the calendar year, Royce Focus Value Fund (RFV) gained 15.2%, underperforming its small- and mid-cap benchmark, the Russell 2500 index, which was up 26.7% over the same period. The Fund substantially underperformed its benchmark during the bullish first quarter (+1.2% versus +9.2%) before then losing slightly more than the Russell 2500 in the bearish second quarter (-10.7% versus -10.0%). This second-quarter disadvantage, however, obscures the extent to which RFV outperformed the small- and mid-cap index during what turned out to be 2010’s lone major correction. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, the Fund lost 15.5% versus a 18.7% loss for the Russell 2500.
     This same pattern emerged in miniature during the bullish but volatile third quarter. In July, the Fund lagged its benchmark, up 3.3% versus 7.0%; beat it in a sluggish August, down 2.6% versus a decline of 5.9%; and then fell behind again in September, up 9.1% versus 11.4%. The fourth quarter saw a more consistently bullish market, in which RFV beat its benchmark, gaining 16.3% compared to a 14.9% gain for the Russell 2500. The most serious period of underperformance, then, came prior to the interim small-cap high on April 23. From that date through the end of December, the Fund was up 9.1% versus 7.3% for the benchmark.

     Our enthusiasm for the Fund’s long-term prospects remains undiminished. So while we were somewhat disappointed with the Fund’s relative results in 2010, we also strongly believe that the Fund is well positioned for the years ahead and that performance since the April interim small-cap peak bears that out.
     The Natural Resources sector led by a considerable margin in 2010, with net gains more than double that of Technology, Financial Services and Industrial Products, in that order the Fund's next-best performing sectors. The two largest industry groups within Natural Resources—precious metals and mining stocks and energy services companies—were the portfolio's two top-gaining industries in 2010. Our interest in gold and silver miners pre-dates

GOOD IDEAS THAT WORKED
Top Contributors to 2010 Performance*

Trican Well Service	1.66%

Fresnillo	1.52

Pan American Silver	1.41

Value Partners Group	1.16

Mosaic Company (The)	1.12

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund's net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

34 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

the Fund's inception, going back several years to when we began to build positions in mining companies that looked attractively undervalued in an industry that we suspected was due to rebound after a long period in the doldrums. Our conviction was actually strengthened by the financial catastrophes of late 2008-early 2009, when commodity prices went into freefall and we began to see the increasing likelihood of inflation, events that led us to build several positions in the industry. Shorty after introducing RFV, we began to populate its portfolio with some of these same holdings.
     Fresnillo is the world's largest primary silver producer and Mexico's second-largest gold producer. The company boasts an attractive combination of a very high-quality asset base and low operational costs, which should allow for margins above its industry's average for the foreseeable future. Pan American Silver is a Canadian company with seven operating mines and others in development in Mexico, Peru and Bolivia. For us as investors, a key test when looking at mining companies is to determine how well they have handled the transition from the exploration for metals to their production. Pan American Silver managed this move very effectively, which is one reason why it was a top-ten holding at the end of December. Share prices of each of these silver mining companies soared as the price of silver itself rose more than 80% during 2010 from a combination of renewed industrial demand and the growing appreciation of silver as an inflation hedge.

     The precious metals and mining industry was also home to the Fund's two largest detractors to performance in 2010. July saw us parting ways with Silver Standard Resources as it proved to be much better at exploration than production. Gammon Gold engages in gold and silver exploration in Mexico. Our experience with the stock provided a similar cautionary tale of the perils of buying stock in mining businesses that have not yet proven they can manage the transition from exploration to production, as multiple problems in several of its mines hurt results. We sold our position in RFV during February and April.
     In the energy services group, long-time favorite Trican Well Services, a Canadian oil well services business, saw the benefits of rising energy prices and increased demand for its services. A company that we have held in other Royce-managed portfolios for several years, the company has a growing specialty in providing pressure-pumping fluids that allow for more wide-ranging well fracturing, a service in particularly high demand in natural gas shale exploration. We see Trican as very well-positioned to compete in the post-BP disaster world, which helps to explain our decision to initiate a position in RFV's portfolio in May 2010.

GOOD IDEAS AT THE TIME
Top Detractors from 2010 Performance*

Silver Standard Resources	-0.81%

Gammon Gold	-0.80

Artio Global Investors Cl. A	-0.77

Sanderson Farms	-0.66

Knight Capital Group Cl. A	-0.38

* Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$4,605 million

Weighted Average P/E Ratio**	14.3x

Weighted Average P/B Ratio	2.2x

U.S. Investments (% of Net Assets)	79.6%

Non-U.S. Investments (% of Net Assets)	16.9%

Fund Net Assets	$9 million

Turnover Rate	31%

Number of Holdings	54

Symbol
Service Class	RYFVX

* Geometrically calculated
**The Fund's P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/10).

The Royce Funds 2010 Annual Report to Shareholders  |   35

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*	29.01%

One-Year	18.74

Since Inception (4/27/09)	20.76

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	5.29%

Net Operating Expenses	1.51

* Not annualized

TOP 10 POSITIONS % of Net Assets

Value Partners Group	5.7%

ProShares UltraShort 20+ Year Treasury	4.8

NVR	3.9

Fluor Corporation	3.0

Northern Trust	2.8

Nucor Corporation	2.5

Marsh & McLennan	2.5

Bank of New York Mellon (The)	2.4

State Street	2.4

AllianceBernstein Holding L.P.	2.2

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Financial Services	30.9%

Industrial Services	21.1

Financial Intermediaries	15.8

Industrial Products	9.3

Diversified Investment Companies	4.8

Natural Resources	2.3

Consumer Services	2.0

Technology	1.7

Consumer Products	1.2

Health	0.7

Cash and Cash Equivalents	10.2

Royce Partners Fund

Manager’s Discussion
Royce Partners Fund (PTR) is one of a small group of Royce offerings that deploys the firm's investment discipline beyond our core smaller-company universe. Given the market dislocations of the past several years, an increasing number of larger companies are likely to periodically meet the strict criteria of our selection process. Very directional markets can be challenging given our contrarian bias. So while 2010 was a solid year for the Fund, our relative performance left a bit to be desired. Royce Partners Fund advanced 18.7% in 2010 versus a gain of 26.7% for its benchmark, the Russell 2500. Most of the underperformance occurred in the strong first quarter when the Fund still held a relatively high cash position. More fully invested for the remaining three quarters, the Fund's performance was more in line with the index. For the since inception period (4/27/09) ended December 31, 2010, the Fund still lagged its benchmark, with an average annual total return of 20.8% compared to 38.3% for the Russell 2500.
     The year's first quarter saw an advance in the benchmark of 9.2%, significantly outpacing the cash-rich Fund, which returned a more modest 2.2%. The quality of the rally left a bit to be desired, however, as lower-quality companies continued to lead the index higher, leaving our higher quality bias at a disadvantage. The second quarter ushered in another episode of risk aversion as the sovereign debt crisis in Europe surfaced and sent the market into a highly correlated decline in which both the Fund and the Russell 2500 fell by an equal 9.9%. The third and fourth quarters saw the resumption of the bull market as QE2—the second round of quantitative easing initiated by the Fed— encouraged greater risk taking and the beginning of an asset allocation shift from bonds to stocks. During the third and fourth quarters, PTR advanced, respectively, 11.7% and 15.5% versus respective rallies of 12.2% and 14.9% for its benchmark index.

     Nine of the Fund's ten equity sectors contributed positively to full-year performance. Industrial Services and Financial Services led all sectors. The first of the two benefitted as the nascent economic recovery began to translate into a pickup in order backlogs across a range of infrastructure and manufacturing businesses. At the industry level, investments from the engineering and construction group and transportation and logistics companies contributed

GOOD IDEAS THAT WORKED
Top Contributors to 2010 Performance*

Sotheby's	1.32%

Potash Corporation of Saskatchewan	1.30

Value Partners Group	1.29

VZ Holding	1.15

Fluor Corporation	1.10

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund's net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

36 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

notable gains. Financial companies from two sectors were also leaders, with the most significant net coming from the less capital intensive industries of investment management, the Fund's top-performing industry, and insurance, as opposed to the still-slow-to-recover banking industry. The only detractor from performance was the Diversified Investment Companies sector, which had a modest loss generated from the Fund's ownership in a ProShares UltraShort Treasury ETF. Designed to reflect a negative view of long-term interest rates, the Fed's commitment to keep rates low by means of a second round of quantitative easing only delayed what we view as an inevitable increase in U.S. interest rates given our ever-increasing debt burden and easy monetary policies.
     Not surprisingly, given the breadth of the rally in 2010, individual contributors to the Fund's performance came from a range of sectors and industries. Sotheby's, a leading auction house focusing on fine art, antiques, and other rare collectibles, as well as high-end residential real estate properties, was the leading individual gainer for the Fund. Benefitting from a resurgence of demand from traditional markets in the U.S. and Europe, as well as an explosion of new demand from the rapidly growing Asia Pacific region, shares in this preeminent global brand doubled during the course of the year. Potash Corporation of Saskatchewan, the largest producer and provider of potash, phosphate, and nitrogen-based fertilizers to the world's agricultural industries, caught the tailwind of increasing demand for agricultural feed products. Changing consumption patterns in the world's major population centers, along with exploding prices for agricultural prices and resulting increases in planting acreage, all led to the beginning of a broad recovery in earnings for the company. Finally, from our long-treasured investment management industry, Value Partners Group, a Hong Kong-based asset manager focusing on the China and the Asia-Pacific region, was another standout performer. With a broad and growing demographic base of investors, as well as innovative and diverse product offerings with varying fee structures, the company continues to be very well positioned to benefit from the growing demand for professional asset management in this dynamic area of the world.

     In stark contrast, Artio Global Investors, a New York-based asset management business focusing on international equity portfolios for a mostly institutional client base, was not able to stem redemption activity as pension plans, foundations and endowments continued to reassess their asset allocations leading to very poor stock performance for the year. We remain committed to this investment as a very attractive valuation and product portfolio should lead to improved performance as asset flows revert from bonds to stocks.

GOOD IDEAS AT THE TIME
Top Detractors from 2010 Performance*

ProShares UltraShort 20+ Year Treasury	-1.27%

Artio Global Investors Cl. A	-0.78

Popular	-0.52

FBR Capital Markets	-0.39

Magma Energy	-0.37

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$4,556 million

Weighted Average P/E Ratio**	20.6x

Weighted Average P/B Ratio	2.9x

U.S. Investments (% of Net Assets)	70.8%

Non-U.S. Investments (% of Net Assets)	19.0%

Fund Net Assets	$2 million

Turnover Rate	38%

Number of Holdings	51

Symbol
Service Class	RPTRX

* Geometrically calculated
** The Fund's P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/10).

The Royce Funds 2010 Annual Report to Shareholders   |   37

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			37.66%

One-Year			31.49

Three-Year			8.94

Five-Year			9.50

10-Year			11.45

15-Year			14.01

Since Inception (12/15/93)			13.79

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.62%

Net Operating Expenses			1.51

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2010	31.5%	2002	-16.3%

2009	53.6	2001	25.1

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

2004	13.6	1996	22.8

2003	44.0	1995	22.5

TOP 10 POSITIONS % of Net Assets

Pan American Silver			1.9%

Trican Well Service			1.8

GrafTech International			1.6

Alamos Gold			1.6

Intrepid Potash			1.5

Endo Pharmaceuticals Holdings			1.4

Kennametal			1.4

Silver Standard Resources			1.3

Nu Skin Enterprises Cl. A			1.3

Allied Nevada Gold			1.3

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Natural Resources			26.0%

Technology			17.9

Industrial Services			9.7

Industrial Products			9.3

Consumer Products			7.0

Financial Services			6.3

Health			4.9

Financial Intermediaries			4.3

Consumer Services			2.3

Miscellaneous			4.7

Cash and Cash Equivalents			7.6

Royce Low-Priced Stock Fund

Manager’s Discussion
Although it stumbled out of the gate to kick off 2010, Royce Low-Priced Stock Fund (RLP) more than made up for any lost ground. The Fund gained 31.5% for the calendar year, outpacing its small-cap benchmark, the Russell 2000, which was up 26.9% for the same period. During the first quarter, RLP was up 4.5% versus an 8.9% gain for the small-cap benchmark. This underperformance made for somewhat disappointing first-half results in spite  of the  fact that  the Fund lost  less during the bearish second quarter  (-8.6% versus -9.9%). In the third quarter, particularly following the interim small-cap low on July 6, the relative advantage began to shift. RLP gained 15.1% between July and September. Stock prices rose at an even more feverish pace during the fourth quarter, a period in which the Fund rose 19.6% compared to 16.3% for the Russell 2000.
     After the travails of late 2008-early 2009, a year of mostly rising share prices was, needless to say, highly welcome. We were also very pleased with the Fund's showing from the small-cap low on March 9, 2009 through December 31, 2010, a period in which RLP was up 164.3% versus 134.0% for the Russell 2000. In addition, the Fund held a substantial edge over the benchmark from the interim small-cap peak on April 23, 2010 through the end of the calendar year. (Please see page 6 for recent market cycle results.) These market cycle results were a factor in the Fund's advantage over the Russell 2000 over longer-term periods more closely tied to the beginning and end of the calendar. The Fund outpaced its benchmark for the three-, five-, 10-, 15-year and since inception (12/15/93) periods ended December 31, 2010. RLP's average annual total return since inception was 13.8%.

     The Natural Resources sector dominated in 2010, with net gains more than double that of Technology, the Fund's second-best performing sector, which posted a sizable contribution in its own right. The former sector's two largest industry groups—precious metals and mining stocks and energy services companies—were the portfolio's two top-gaining industries in 2010. Our interest in gold and silver miners goes back several years, when we began to build positions in mining companies that looked attractively undervalued in an industry that we suspected was due to rebound after a long period in the doldrums. Our conviction was actually strengthened

GOOD IDEAS THAT WORKED
Top Contributors to 2010 Performance*

Pan American Silver	1.17%

Red Back Mining	1.13

Endo Pharmaceuticals Holdings	1.08

Trican Well Service	1.03

Alamos Gold	1.03

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Gross operating expenses reflect the Fund's gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class's net annual operating expenses, other than acquired fund fee and expenses, at or below 1.49% through April 30, 2011. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred directly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RLP's R Class bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

38 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

by the financial catastrophes of late 2008-early 2009, when commodity prices went into freefall and we began to see the increasing likelihood of inflation, events that led us to build several positions in the industry. As metals prices climbed through much of 2009 and 2010, the stock prices of many portfolio holdings did the same.
      Pan American Silver is a Canadian company with seven operating mines and others in development in Mexico, Peru and Bolivia. A key test for mining companies is how well they handle the transition from the exploration for metals to their production, a test Pan American handled with great aplomb. It was the Fund's largest holding at the end of December. Red Back Mining effectively added production capabilities to its solid exploration business and in doing so saw positive results from mines in Ghana and Mauritania, results that made it attractive to Kinross Gold, which acquired Red Back in September at a healthy premium. Alamos Gold has also made the move to production over the past few years and, after fruitful operations in Mexico, is exploring promising opportunities in Turkey. These successes translated into strong earnings, which no doubt helped attract investors to the stock. It was a top-ten holding at year end.

      In the energy services group, long-time favorite Trican Well Service, a Canadian oil well services business, saw the benefits of rising energy prices and increased demand for its services. A company that we have held in RLP's portfolio since 2006, the company has a growing specialty in providing pressure-pumping fluids that allow for more wide-ranging well fracturing, a service in particularly high demand in natural gas shale exploration. We see Trican as very well-positioned to compete in the post-BP disaster world, which helps to explain its place as the Fund's second-largest holding at the end of 2010. Between February and October, we took gains in Endo Pharmaceuticals Holdings, which has long had what we think is a terrific core specialty in pain management products. Its share price made a welcome recovery in the second half of the year.
      Corinthian Colleges is a private, for-profit post-secondary education company that has seen its business hurt and its stock price hammered due to new federal regulations. We built our stake through September as its price cratered, hopeful that its business could eventually rebound. Our disappointment lingered for long-time holding Gammon Gold, which explores for and produces gold and silver in Mexico. The company offered a valuable (though costly) lesson in the pitfalls of owning mining businesses that have not demonstrated they can handle the transition from exploration to production, as multiple problems in several mines have hurt results. We began to reduce our position in February.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Corinthian Colleges	-0.76%

Gammon Gold	-0.56

NutriSystem	-0.51

Artio Global Investors Cl. A	-0.49

Charming Shoppes	-0.25

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,416 million

Weighted Average P/E Ratio**		15.9x

Weighted Average P/B Ratio		2.2x

U.S. Investments (% of Net Assets)		69.3%

Non-U.S. Investments (% of Net Assets)		23.1%

Fund Net Assets		$4,690 million

Turnover Rate		24%

Number of Holdings		193

Symbol
Investment Class		RLPHX
Service Class		RYLPX
Institutional Class		RLPIX
R Class		RLPRX
K Class		RLPKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RLP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.41	0.20	0.28

Standard Deviation	24.08	22.50	21.29

* Five years ended 12/31/10 Category Median and Best Quartile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RLP	9.50%	24.08	0.39

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |   39

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			34.67%

One-Year			33.78

Three-Year			5.59

Five-Year			6.50

10-Year			11.00

Since Inception (11/19/96)			13.54

ANNUAL EXPENSE RATIOS

Operating Expenses			1.22%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2010	33.8%	2003	72.9%

2009	62.1	2002	-17.0

2008	-45.7	2001	17.3

2007	-2.0	2000	19.8

2006	18.8	1999	32.3

2005	4.8	1998	4.9

2004	17.5	1997	20.8

TOP 10 POSITIONS % of Net Assets

Dillard's Cl. A			0.9%

Haynes International			0.8

Century Aluminum			0.7

Bottomline Technologies			0.7

OM Group			0.7

Carpenter Technology			0.7

Kaman Corporation			0.7

Trinity Industries			0.7

Timken Company (The)			0.7

Stifel Financial			0.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			26.8%

Industrial Products			24.5

Consumer Services			10.0

Industrial Services			8.6

Financial Intermediaries			7.7

Natural Resources			3.8

Consumer Products			3.7

Health			1.8

Financial Services			1.6

Miscellaneous			5.0

Cash and Cash Equivalents			6.5

Royce Opportunity Fund

Manager’s Discussion
Although much of 2010 saw a highly correlated market, with the year's first half also demonstrating a considerable amount of volatility, Royce Opportunity Fund (ROF) was able to separate itself from the pack. For the calendar year, the Fund was up 33.8%, ahead of its small-cap benchmark, the Russell 2000, which rose 26.9% for the same period.
     The Fund's negative return in the first half of the year (-0.7%), while not ideal, was in line with small-caps in general—the Russell 2000 lost 1.9% for the same six-month period—and represented the kind of short-term result that does not make us too excited or agitated. As we wrote in the Fund's Semiannual Report, the downturn, which lasted from the interim small-cap high on April 23, 2010 through the small-cap low on July 6, 2010, also provided a chance to better position the portfolio for the months and years ahead, as buying opportunities were plentiful for us during this time.
     When the market bounced back early in July, it reignited a rally that lasted through the end of December. ROF participated fully, rising 12.9% in the third quarter, ahead of the Russell 2000's 11.3% showing. Stock prices rose even more precipitously in the fourth quarter, as investors not only rediscovered that there was much to love about equities, but also appeared increasingly comfortable with risk. The Fund was again out in front of the small-cap index, up 19.3% versus a gain of 16.3% for the Russell 2000. These strong results were a factor in ROF's outperformance over longer-term time periods. From the small-cap market low on March 9, 2009 through December 31, 2010, the Fund rose an impressive 222.2% compared to a gain of 134.0% for the small-cap index. (Please see page 6 for more market cycle results.) ROF also bested its benchmark for the three-, five-, 10-year and since inception (11/19/96) periods ended December 31, 2010. The Fund's average annual total return since inception was 13.5%.

     With a second impressive year of both absolute and relative returns, we were pleased to see the Fund erase the difficult year recorded in 2008. As important as it is to participate in markets that are in full bloom, we are very conscious of what occurs in down periods and the importance of examining returns over full market cycles. We were particularly pleased that the Fund held an advantage from the market's prior historic peak on July 13, 2007. Over this remarkably volatile period, ROF was basically flat, having lost just 0.9% compared to the Russell 2000, which declined 3.8% over the same period. Now that the U.S. economy has transitioned from recovery to stability and perhaps even expansion, the investment landscape for the Fund's favored turnarounds and other themes should continue to expand.
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Ladish	0.83%

Dillard's Cl. A	0.76

Cost Plus	0.68

Loral Space & Communications	0.65

Timken Company (The)	0.64

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund's total annual operating expenses for the Investment Class as of the Fund's most current prospectus and include management fees, and other expenses. Shares of ROF's Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             40   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

      The Industrial Products and Technology sectors were neck and neck for top performance honors in 2010. Accounting for two thirds of the gains in the Fund, investments in these sectors were clear beneficiaries of the improving economy, performing particularly well following the mid-year rout that was largely caused by fears of a double-dip recession. At the industry level, semiconductors and equipment, specialty chemicals and materials, and retail stores were the leading gainers.
      Ladish, a specialty metals company that engineers a range of components for aerospace and military end markets was a late performer as it agreed to be acquired in November for a healthy premium by Allegheny Technologies. Dillard's, the department store operator with locations primarily in the southern and midwestern United States, enjoyed an excellent year, benefitting from both improving fundamentals and an interesting corporate initiative. Earnings prospects improved as sales stabilized and consumer spending gradually recovered. The company also began to lay the groundwork for establishing a REIT subsidiary to more effectively monetize its underappreciated real estate assets—an initiative that we think has the potential to unlock significant shareholder value. Elsewhere in the retail space, Cost Plus, a California-based retailer of value-oriented casual home furnishings was another top contributor. Distinctly in the turnaround category, management's concerted effort to improve merchandising dovetailed with a renewed credit agreement that allowed for continued restructuring, both of which led to positive year-over-year sales growth and strong appreciation in the shares.

      On the negative side of the ledger, Smurfit Stone Container W was the biggest detractor from returns, although losses were modest in scale. Another restructuring story, Smurfit, an integrated manufacturer of paperboard and paper-based packaging in North America, filed for bankruptcy protection in December 2009, underwent a financial restructuring and emerged from Chapter 11 in July 2010.
     We first bought shares after the bankruptcy and held them at year-end as the Board was pursuing two distinct business initiatives, both of which could potentially create value for shareholders. The first relates to hiring a new management team to continue the rehabilitation of the business while the second entails a potential sale or merger of the company. In January 2011, its acquisition at a healthy premium was announced. In the health area, PharMerica, an institutional pharmacy services company servicing hospitals and other healthcare facilities, suffered from accelerating bed attrition in its core customer segments that led to disappointing earnings. An interesting mid-year acquisition that offers scale and accretion along with an attractive valuation kept us interested in the company.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Smurfit-Stone Container W	-0.24%

PharMerica Corporation	-0.21

General Maritime	-0.20

Media General Cl. A	-0.19

New York & Company	-0.19

*Net of dividends

FUND CHART HEAD

Average Market Capitalization*		$692 million

Weighted Average P/B Ratio		1.5x

U.S. Investments (% of Net Assets)		93.5%

Non-U.S. Investments (% of Net Assets)		0.0%

Fund Net Assets		$2,207 million

Turnover Rate		47%

Number of Holdings		304

Symbol
Investment Class		RYPNX
Service Class		RYOFX
Consultant Class		ROFCX
Institutional Class		ROFIX
R Class		ROFRX
K Class		ROFKX

* Geometrically calculated

MORNINGSTAR STATISTICAL MEASURES*

	ROF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.28	0.20	0.28

Standard Deviation	29.53	22.50	21.29

* Five years ended 12/31/10 Category Median and Best Quartile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

ROF	6.50%	29.53	0.22

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |   41

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			23.66%

One-Year			19.70

Three-Year			-0.09

Five-Year			4.21

Since Inception (6/14/01)			13.40

ANNUAL EXPENSE RATIO

Operating Expenses			1.47%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2010	19.7%	2005	13.2%

2009	41.4	2004	28.2

2008	-41.1	2003	79.9

2007	3.2	2002	-14.7

2006	19.3

TOP 10 POSITIONS % of Net Assets

International Rectifier			1.7%

Allied Nevada Gold			1.6

Coach			1.6

IPG Photonics			1.5

Kennametal			1.5

MSC Industrial Direct Cl. A			1.5

Worthington Industries			1.5

Trimble Navigation			1.4

Avid Technology			1.4

Raymond James Financial			1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			21.3%

Natural Resources			15.5

Industrial Services			13.1

Industrial Products			11.7

Financial Intermediaries			9.2

Consumer Services			7.9

Consumer Products			5.6

Health			4.0

Financial Services			2.9

Miscellaneous			4.9

Cash and Cash Equivalents			3.9

Royce Value Plus Fund

Manager’s Discussion
The second half of 2010 saw a resumption of the rally that enlivened most of 2009, but that had mostly stalled through the first half of 2010. The end result was a strong year for stocks of all asset classes and industries. In this bullish environment, Royce Value Plus Fund (RVP) was up 19.7% for the calendar year, trailing its small-cap benchmark, the Russell 2000, which climbed 26.9% for the same period. This was a somewhat disappointing result, as we would ideally always like to beat the benchmark. However, we were pleased with the Fund's showing on an absolute basis. We were equally happy to see the Fund outpace the small-cap benchmark during 2010's significant spring-summer correction. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, RVP fell 16.7% versus a loss of 20.3% for the Russell 2000.
     Following that early July low, the market revived with a lively rally that lasted through the end of the year. Admittedly, we wish that the Fund could have participated more fully in such an unrestrained 'go-go' environment. During the third quarter, RVP rose 7.8% compared to an 11.3% climb for the Russell 2000. In the even more bullish fourth quarter, the Fund was up 14.7% versus a gain of 16.3% for the small-cap benchmark. This pattern of strong absolute results coupled with relative underperformance was consistent with returns from the market low on March 9, 2009 through the end of 2010, another mostly bullish period in which RVP climbed 115.3% while the Russell 2000 was up 134.0%. (Please see page 6 for more market cycle results.) The Fund outpaced the small-cap index for the since inception (6/14/01) period ended December 31, 2010. RVP's average annual total return since inception was 13.4%.

     Consistent with a market that saw rising prices in nearly all corners, each of the Fund's equity sectors posted net gains for the calendar year. Natural Resources led, though the three sectors that immediately followed it—Technology, Industrial Products and Industrial Services—also posted more-than-healthy contributions to performance. Higher commodity prices, a nascent global industrial recovery and healthy signs of life in terms of corporate expenditures on technology help to explain the robust showings of all four sectors. Their strength in the portfolio could also be seen at the level of individual positions. Eight of the top-ten performing companies came from one of those four sectors.
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Fronteer Gold	1.09%

Allied Nevada Gold	0.99

IPG Photonics	0.94

Littelfuse	0.81

Kennametal	0.79

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Service Class results. Operating expenses reflect the Fund's total annual operating expenses for the Service Class as of the Fund's most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVP's Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             42   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

     Fronteer Gold has projects in Nevada, northwestern Turkey, and Labrador region of Canada, but has been devoting most of its attention to developing its promising domestic mines, a move that, along with the rising price of gold, seemed to win over investors in 2010. Although we made small trims to our position, we think its future remains bright. Soaring precious metals prices also gave a boost to the share price of Allied Nevada Gold, which also gained attention for successfully transitioning from development to production. We bought and sold shares throughout 2010, with a net decrease in our stake, though it was the Fund's second-largest holding at the end of December.
     IPG Photonics manufactures high-performance fiber lasers and amplifiers for use in a wide range of markets. The company pioneered the development of optical fiber-based lasers that combine the advantages of semiconductor diodes with the high amplification and precise beam qualities of specialty optical fibers. The company beat quarterly earnings expectations in early August, which helped to boost its share price through the end of the year, where it finished as the Fund's fourth-largest holding. Two companies succeeded in large part because of effective cost-cutting measures instituted during the worst days of the recession. Littelfuse manufactures circuit protection devices for use in the automotive, electronic, and electrical markets worldwide. It moved production to lower-cost facilities and made an acquisition that eventually helped its business to recover with better margins. Kennametal provides specialized tooling, engineered components, and advanced materials for engineering and construction and large-scale agriculture.

It consolidated plants across the globe, moves that helped it to rebound in 2010.
     On the losing side, we finished selling our position in FormFactor during September. While we still like the firm's business—it manufactures semiconductor wafer probe cards that test logic and memory chips on the front end of the semiconductor manufacturing process—we grew concerned that its turnaround was taking longer than we were willing to wait. Operational problems in two mines continued to hamper the share price performance of Gammon Gold, which produces and explores for gold and silver in Mexico, leading us to begin liquidating our position in June.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

FormFactor	-0.86%

Gammon Gold	-0.49

Duoyuan Global Water ADR	-0.48

Comstock Resources	-0.47

NutriSystem	-0.44

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,750 million

Weighted Average P/E Ratio**		20.6x

Weighted Average P/B Ratio		2.2x

U.S. Investments (% of Net Assets)		88.2%

Non-U.S. Investments (% of Net Assets)		7.9%

Fund Net Assets		$3,218 million

Turnover Rate		48%

Number of Holdings		136

Symbol
Investment Class		RVPHX
Service Class		RYVPX
Consultant Class		RVPCX
Institutional Class		RVPIX
R Class		RVPRX
K Class		RVPKX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (16% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RVP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.20	0.20	0.28

Standard Deviation	22.62	22.50	21.29

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 338 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RVP	4.21%	22.62	0.19

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |   43

MICRO-CAP

Micro-Cap Funds generally invest in companies with market capitalizations up to $500 million, using our core investment approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			31.79%

One-Year			30.06

Three-Year			6.14

Five-Year			9.39

10-Year			12.64

15-Year			12.78

Since Inception (12/31/91)			13.97

ANNUAL EXPENSE RATIO

Operating Expenses			1.60%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2010	30.1%	2002	-13.4%

2009	55.7	2001	23.1

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

2004	15.8	1996	15.5

2003	52.6	1995	19.1

TOP 10 POSITIONS % of Net Assets

Fronteer Gold			1.3%

Total Energy Services			1.1

Burckhardt Compression Holding			1.1

Silvercorp Metals			1.0

Cavco Industries			1.0

Semperit AG Holding			1.0

OYO Geospace			1.0

Olympic Steel			1.0

US Gold			1.0

Horsehead Holding Corporation			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			18.8%

Industrial Products			14.2

Technology			12.9

Industrial Services			11.0

Health			10.2

Consumer Products			5.0

Consumer Services			4.9

Financial Services			3.3

Financial Intermediaries			3.2

Miscellaneous			4.7

Cash and Cash Equivalents			11.8

Royce Micro-Cap Fund

Manager’s Discussion
Like the rest of the stock market, micro-caps enjoyed a strong year, particularly in the more bullish second half of 2010, which can be seen in the calendar-year result for Royce Micro-Cap Fund (RMC). The Fund was up 30.1% for the calendar year, ahead of both its small-cap benchmark, the Russell 2000, which rose 26.9%, and the 28.9% gain for the Russell Microcap index for the same period. The Fund was down 1.3% in the first half of the year, with a solid first-quarter return and a better relative down-market showing in the bearish second quarter. Small-cap stocks began to rally following the 2010 low on July 6, which meant strong quarterly showings in both the third and fourth quarters. Between July and September, RMC rose 12.5% compared to respective gains of 11.3% and 7.8% for the Russell 2000 and Russell Microcap indexes. In the year's final quarter, the Fund kept up its momentum, though it gave up some ground to the micro-cap index, up 17.2% versus 16.3% for the Russell 2000 and 19.4% for the Russell Microcap index.

     The Fund's relative strength during the second-quarter correction and the third-quarter rally was thus critical to its advantage over its benchmark, though its absolute results for the entire year were most pleasing to us. We were also very happy that RMC held an edge over both indexes from the market low on March 9, 2009 through the end of December, 2010, gaining 159.4% versus 134.0% for the Russell 2000 and 139.7% for the micro-cap index. (Please see page 6 for recent market cycle results.) The Fund's performance advantage also remained during calendar-based, longer-term periods, as it bested the Russell Microcap index—for which data goes back to 2000—for the three-, five- and 10-year periods ended December 31, 2010. RMC also outpaced the Russell 2000 for each of those aforementioned periods and the 15-year and since inception (12/31/91) periods ended December 31, 2010. The Fund's average annual total return since inception was 14.0%.
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Fronteer Gold	1.51%

US Gold	1.26

Luk Fook Holdings (International)	1.04

OYO Geospace	0.97

Lamprell	0.96

*Includes dividends

     Although all of the Fund's equity sectors made positive contributions to performance in 2010, Natural Resources—its largest sector at the end of December—led by a wide margin, more than four times that of RMC's next best-performing sector, Technology. Its formidable showing was primarily attributable to terrific results from holdings in the precious metals and mining group and energy services companies. These areas received a

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects Investment Class results. Operating expenses reflect the Fund's total annual operating expenses for the Investment Class as of the date of the Fund's most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Shares of RMC's Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             44   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

boost from a worldwide spike in the prices of many commodities, particularly oil, silver and gold. We have been increasingly drawn to hard asset stocks over the last seven years in large part because we expected these kinds of companies to succeed in an inflationary environment. They were among the Fund's most successful portfolio investments in 2009, and we were again pleased with how well many of these holdings performed in 2010.
      Fronteer Gold reaped a golden harvest from discoveries earlier in the year in its home base of Nevada, where it has been focusing more and more of its attention. We sold some shares between June and December. That same span saw us taking gains in shares of US Gold after disappointing results on gold deposits, though the firm also benefitted from the discovery of silver in one of its Mexican mines late in the year. Each was a top-ten position at the end of December. OYO Geospace was another top-performing top-ten holding. The company manufactures instruments and equipment used in the acquisition and processing of seismic data, as well as in the characterization and monitoring of producing oil and gas reservoirs. We like its prudent, conservative management, particularly the way that they continued to reinvest in the business through the worst days of the recession.
     Outside of the Natural Resources sector, Luk Fook Holdings (International) enjoyed success in all aspects of its business, which includes designing, wholesaling and retailing a variety of gold jewelry, gem-set jewelry, gemstones and authentication services. It is now one of the best-known jewelry companies in China after having been long established in Hong Kong. We found very little not to like about the company—it possesses a terrific franchise model, impressive margins, a solid balance sheet, high cash flow and accessible management. We sold some shares between July and October.

      As for those holdings that were less successful in 2010, we chose to hold a small position in Genoptix, which provides specialized laboratory services that focus on personalized, comprehensive diagnostics to cancer sufferers that are primarily sold to oncologists and hematologists. Its share price began to rebound in December on takeover rumors, which prompted us to sell some shares. Still confident in its ability to improve results enough to attract more investors, we slightly increased our stake in Atlantic Tele-Network, a company that provides wireless and other telecommunications services to rural, niche, and other under-served markets and geographies in the U.S., Bermuda and the Caribbean.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Genoptix	-0.58%

Atlantic Tele-Network	-0.46

Sterling Construction	-0.38

Jinpan International	-0.31

SurModics	-0.29

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$427 million

Weighted Average P/E Ratio**		17.9x

Weighted Average P/B Ratio		1.9x

U.S. Investments (% of Net Assets)		63.6%

Non-U.S. Investments (% of Net Assets)		24.6%

Fund Net Assets		$1,407 million

Turnover Rate		36%

Number of Holdings		211

Symbol
Investment Class		RYOTX
Service Class		RMCFX
Consultant Class		RYMCX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RMC	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.42	0.16	0.41

Standard Deviation	21.86	23.34	21.90

* Five years ended 12/31/10. Category Median and Best Decile Breakpoint based on 23 micro-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RMC	9.39%	21.86	0.43

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |   45

MICRO-CAP

Micro-Cap Funds generally invest in companies with market capitalizations up to $500 million, using our core investment approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			22.43%

One-Year			19.63

Three-Year			-0.75

Five-Year			1.12

Since Inception (10/3/03)			5.46

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.56%

Net Operating Expenses			1.49

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2010	19.6%	2006	16.8%

2009	25.9	2005	7.6

2008	-35.1	2004	13.3

2007	-7.4

TOP 10 POSITIONS % of Net Assets

Preformed Line Products			1.5%

Continucare Corporation			1.6

TransGlobe Energy			1.5

Sierra Wireless			1.4

SciClone Pharmaceuticals			1.3

Universal Electronics			1.3

TTM Technologies			1.2

Wet Seal (The) Cl. A			1.2

Amedisys			1.2

Drew Industries			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			25.4%

Industrial Products			16.5

Health			16.3

Consumer Products			9.6

Consumer Services			6.8

Industrial Services			6.7

Natural Resources			5.8

Financial Intermediaries			4.4

Miscellaneous			2.6

Cash and Cash Equivalents			5.9

Royce Discovery Fund

Managers’ Discussion
While the market struggled through much of 2010's first half, it rebounded solidly during the second. Worries over global debt, housing, unemployment and the specters of deflation and inflation remained on the minds of many, though not, it would appear, to the same degree that they were between January and June. In this environment, Royce Discovery Fund (RDF) enjoyed a strong year on an absolute basis, up 19.6%, although trailing its benchmark, the Russell Microcap index, which gained 28.9% for the same period. Lower-quality equities generally did better in 2010, especially through the dynamic upswing that encompassed nearly all of the year's second half, making the Fund's underperformance versus the small-cap index unsurprising.
     We were pleased with RDF's performance in the year's notable down draft. Shortly after the second quarter began, the rally that had started in February sputtered, setting off a correction that lasted until early July. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, RDF fell 17.7% versus a loss of 20.9% for the Russell Microcap index. (Please see page 6 for more market cycle results.) The Fund then lost ground during the third quarter, up 6.3% versus 7.8% for its benchmark. The appetite for risk only seemed to grow the longer the recovery in share prices went on. The fourth quarter set a particularly torrid pace. Between October and December, RDF was up 15.2% versus a gain of 19.4% for the Russell Microcap index. The Fund outperformed the Russell Microcap index for the since inception period (10/3/03) ended 12/31/10.

     As we have mentioned previously, the month of August 2010 marked an important change to the Fund's principal investment strategies, which were approved by the Fund's Board of Trustees on June 10, 2010. Primarily, the changes mean that portfolio managers George Necakov and James Harvey will evaluate the purchase and sale recommendations of the Fund's proprietary model, using both quantitative and qualitative portfolio analysis before they implement investment decisions. Previously, the Fund's investment decisions were implemented solely on the basis of the recommendations of Royce's proprietary quantitative model. The Fund continues to use a disciplined value approach, which focuses on factors such as balance sheet quality, cash flow levels and various
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

TransGlobe Energy	2.11%

Metropolitan Health Networks	1.15

Super Micro Computer	1.12

Sierra Wireless	0.72

Preformed Line Products	0.70

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund's gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/ or expense reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class's net annual operating expense ratio at or below 1.49% through April 30, 2011 and at or below 1.99% through April 30, 2020. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             46   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

other measures of a company's profitability. We believe that the integration of the two portfolio managers' analysis before implementation of the model's investment recommendations should enhance the investment decision making process for the Fund.
      As might be expected in a wide and deep market rally, all of the Fund's nine equity sectors were positive contributors to performance for the calendar-year period. Technology was the top-gaining area by a comfortable margin, followed by Industrial Products, Natural Resources, and Consumer Products. At the industry level, oil and gas companies, health services businesses and the telecommunications group made the most significant positive impact. At the end of December, Technology remained by far the largest sector within the Fund, followed by Health and Industrial Products. Tech's dominance of the 2010 performance was the result of several industries and companies posting solid net gains. In addition to telecommunications, there were notable successes in semiconductors and equipment companies, components and systems stocks, and the aerospace and defense group.
     The top contributor to performance, TransGlobe Energy, came from the Natural Resources sector. The Canadian company is an oil and gas exploration, development, and production business that no doubt benefitted from the pickup in oil prices. Metropolitan Health Networks operates in southern Florida and provides comprehensive medical treatment and other patient and physician services. Its stock price spiked in the second half, in part the result of earnings that were stronger than what Wall Street was anticipating. Super Micro Computer manufactures and sells server solutions based on modular and open-standard x86 architecture. Its earnings were also higher than many seemed to be expecting, though its performance in the portfolio was helped by timely trading, a sale of shares in March when its price was riding high.

      In December, we sold our position in Medical Action Industries, a maker of disposable medical products primarily in the U.S. It offers patient bedside products, such as wash basins, bedpans, pitchers and carafes. Its share price fell especially hard in early August on news of disappointing results. China Sky One Medical manufactures and sells over-the-counter branded nutritional supplements and over-the-counter plant and herb-based pharmaceutical and medicinal products primarily in China. We sold our stake in September, shortly after its CFO resigned for health reasons and the company cut its revenue and profit forecast.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Medical Action Industries	-0.89%

China Sky One Medical	-0.52

Willbros Group	-0.47

Merit Medical Systems	-0.45

GigaMedia	-0.39

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$342 million

Weighted Average P/E Ratio**		12.4x

Weighted Average P/B Ratio		1.5x

U.S. Investments (% of Net Assets)		94.1%

Non-U.S. Investments (% of Net Assets)		0.0%

Fund Net Assets		$4 million

Turnover Rate		105%

Number of Holdings		106

Symbol
Service Class		RYDFX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RDF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.06	0.16	0.25

Standard Deviation	22.04	23.34	22.50

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 23 micro-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RDF	1.12%	22.04	0.43

Russell Microcap	1.19	24.17	0.05

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |   47

MID-CAP

Mid-Cap Funds generally invest in mid-cap companies with market capitalizations from $2.5 billion to $15 billion, or smid-cap companies with market caps from $500 million to $10 billion.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			28.40%

One-Year			25.99

Three-Year			4.69

Since Inception (9/28/07)			4.36

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.04%

Net Operating Expenses			1.50

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSV	Year	RSV

2010	26.0%	2008	-29.3%

2009	28.7

TOP 10 POSITIONS % of Net Assets

Pan American Silver			3.3%

Ensco ADR			3.3

Lubrizol Corporation (The)			3.1

Semperit AG Holding			2.9

International Rectifier			2.8

Varian Semiconductor Equipment Associates			2.7

Helmerich & Payne			2.7

GrafTech International			2.7

Value Partners Group			2.7

Ashmore Group			2.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			21.8%

Natural Resources			21.6

Technology			19.5

Financial Services			7.0

Financial Intermediaries			4.9

Consumer Services			4.1

Consumer Products			2.7

Industrial Services			2.4

Health			1.4

Miscellaneous			0.3

Cash and Cash Equivalents			14.3

Royce SMid-Cap Value Fund

Managers’ Discussion
Market performance for smaller companies in 2010 largely mirrored performance in 2009; however, the results were achieved in markedly different fashion. The largely undisturbed rally of 2009, commencing off the early spring lows of that year, gave way to a market with three distinct phases in 2010. Interestingly, each phase was defined by the resurgence of macroeconomic fears and the resulting policy responses initiated to mitigate them, leading to substantial intra-year volatility. The year's final and most significant phase began in late August following the launch by the Fed of QE2 (the second round of their quantitative easing policy). Surprising the market in its scale, this initiative gave rise to a dramatic shift in risk taking that led to substantial outperformance of smaller companies relative to their larger cap peers. Royce SMid-Cap Value Fund (RSV), with its focus on an often overlooked segment of the market cap spectrum located at the larger end of the smaller company universe, performed well as investors began to shift towards equities and away from the safety of bonds. For the full year 2010, RSV rose 26.0%, largely in step with its benchmark, the Russell 2500 Index, which rallied 26.7%.
     The Fund got off to a slow start, underperforming its benchmark during the bullish first quarter (+7.1% versus +9.2%). However, the Fund's defensive positioning and bias towards higher quality companies allowed it to slightly outperform in the difficult second quarter (-8.3% versus -10.0%). We were pleased to see a gradual transition take place during this volatile period favoring higher quality companies that would then extend into the bullish second half of year. Both the third and fourth quarters were strongly positive for the market, and the Fund held its own—RSV rose 11.8% in the third quarter and 14.9% in the fourth, nearly matching the benchmark's respective moves of 12.2% and 14.9% over the comparable periods.

     Launched just over three years ago, in September 2007 at the very outset of the financial crisis, the Fund has clearly experienced a "baptism by fire." It has had to navigate one of the most vicious bear markets in history followed by a volatile and rapid recovery for stocks all within the context of an environment rife with uncertainty. Given this backdrop, we are pleased that the Fund generated
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Hochschild Mining	2.65%

Pan American Silver	2.16

Lubrizol Corporation (The)	1.41

Ashmore Group	1.36

GrafTech International	1.28

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class's net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred directly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             48   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

a positive absolute return—our favored measure—while at the same time outpacing the Russell 2500 on a relative basis. Since its inception (9/28/07), RSV had an average annual return of 4.4%, giving it a healthy lead over the Russell 2500, which was up 0.9% for the same period.
      Following a mixed result at mid-year, all but one of the Fund's eleven sectors contributed positively to full-year performance in 2010. The powerful rally instigated by the Fed's late summer decision to launch a second and surprisingly large program of quantitative easing elevated stocks out of the mid-year doldrums in a mostly undifferentiated fashion. That said, two sectors were particularly strong contributors to the Fund's performance—Natural Resources and Industrial Products. When combined with Technology, these three sectors accounted for over three quarters of the Fund's 2010 return. From an industry standpoint, precious metals and mining companies led, followed by semiconductors and equipment stocks and energy services businesses, each of the three from one of the two top sector groups. Banking was a disappointment, highlighting the continued difficulties plaguing this real estate dependent segment of the market.
     RSV's two top individual performers came from the inflation-sensitive precious metals and mining group. Hochschild Mining, the third largest primary silver producer in the world with five mining operations spanning the Americas, and Pan American Silver, a Mexican silver miner, performed well as silver prices rose due to a mixture of renewed industrial demand and the growing appreciation of silver as a hedge against inflationary pressures stemming from easy monetary policies around the world. Elsewhere in the portfolio, Lubrizol was a notable gainer as this specialty chemicals company serving the transportation, industrial and consumer products end markets saw a broad pickup in demand as the economy slowly picked up steam throughout the year.

      GameStop, the world's largest specialty retailer of electronic games and PC entertainment software, was the Fund's biggest detractor for the year. Constantly challenged by a range of potential competitors, the demise of its business model was a constant source of investor concern and led to a fall in its share price. It remains our belief that these fears of big box competition or digital disintermediation are overblown, and we continue to be enamored with the company's defensible position in the used game market, excellent customer service and very attractive valuation. Artio Global Investors, a U.S. based asset management business focusing on international equity portfolios for a predominantly institutional client base, was not able to stem redemption activity as pension plans, foundations and endowments continued to reassess their asset allocations leading to very poor stock performance for the year. Seeing better opportunities elsewhere, we sold our remaining shares in October.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

GameStop Corporation Cl. A	-0.93%

Artio Global Investors Cl. A	-0.74

Popular	-0.65

Sanderson Farms	-0.57

Western Digital	-0.39

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$3,116 million

Weighted Average P/E Ratio**		13.7x

Weighted Average P/B Ratio		2.3x

U.S. Investments (% of Net Assets)		68.4%

Non-U.S. Investments (% of Net Assets)		17.3%

Fund Net Assets		$6 million

Turnover Rate		126%

Number of Holdings		53

Symbol
Service Class		RMVSX

* Geometrically calculated
**The Fund's P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RSV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.29	0.13	0.22

Standard Deviation	24.16	25.78	24.06

* Three years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 436 mid-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RSV	4.69%	24.16	0.19

Russell 2500	2.48	27.18	0.09

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2010 Annual Report to Shareholders   |   49

MID-CAP

Mid-Cap Funds generally invest in mid-cap companies with market capitalizations from $2.5 billion to $15 billion, or smid-cap companies with market caps from $500 million to $10 billion.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*	26.57%

One-Year	18.60

Since Inception (12/31/09)	18.60

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	1.75%

Net Operating Expenses	1.49

* Not annualized

TOP 10 POSITIONS % of Net Assets

Western Digital	3.3%

Ensco ADR	3.1

Analog Devices	2.9

Flowserve Corporation	2.9

Lubrizol Corporation (The)	2.7

CA	2.7

TD AMERITRADE Holding Corporation	2.6

Biogen Idec	2.6

Pan American Silver	2.2

LSI Corporation	2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	21.5%

Technology	17.4

Natural Resources	13.9

Industrial Services	7.6

Health	7.2

Consumer Services	7.1

Financial Intermediaries	5.8

Consumer Products	3.2

Financial Services	2.9

Miscellaneous	4.2

Cash and Cash Equivalents	9.2

Royce Mid-Cap Fund

Managers’ Discussion
Royce Mid-Cap Fund (RMM) turned in a solid year of absolute returns while lagging its benchmark index. RMM advanced 18.6% for the calendar year compared to its benchmark, the Russell Midcap index, which rose 25.5% over the same period. The strong full-year results masked a market comprised of three distinct phases in 2010, each with somewhat unique drivers that affected quarterly returns for both the Fund and equities broadly. The low-quality rally initiated off the bear market lows in the spring of 2009 continued into the first quarter of 2010. With its focus soundly on high-quality, well-capitalized and established businesses, RMM's 5.0% return could not keep pace with the benchmark's advance of 8.7%. During the highly correlated and undifferentiated decline that gripped markets during the difficult second quarter, the Fund fell 10.8%, largely in line with the benchmark, which declined 9.9%. However, market fears of destabilization within the Eurozone brought on by sovereign debt issues in the now infamous PIIGS' (Portugal, Ireland, Italy, Greece and Spain) economies soon gave way to renewed investor optimism, as the European central banks and the Fed announced new measures aimed at shoring up their respective finances. As investors shifted back into equities, we were encouraged that the Fund largely kept pace during the liquidity fueled rally that marked the final two quarters of the year. RMM added 11.2% and 13.8% for the two quarterly periods versus the Russell Midcap index, which tacked on 13.3% and 13.1%, respectively.

     With its focus on companies generally ranging in size from $2.5 billion to $15 billion in market capitalization, RMM's investment universe sits just above the threshold for the bulk of Royce's small-cap funds, putting it in the unique position of being able to extend the firm's institutional knowledge of companies as they grow out of our traditional capitalization range. Additionally, the Fund has the flexibility to capture unique opportunities in companies that were perhaps once large-cap stocks that have been sold down the cap spectrum due to some impairment or shareholder disappointment. Launched on December 31, 2009, the Fund just completed its first year in operation and, while a bit slow out
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Dollar Tree	2.00%

Agrium	1.15

Autoliv	1.06

Red Back Mining	0.99

O'Reilly Automotive	0.91

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund's net annual operating expense ratio at or below 1.49% through April 30, 2013. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             50   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

of the gate, we are confident that our uncompromising focus on companies with low leverage, high rates of return and attractive earnings yields will serve us very well in the market cycles that lie ahead.
      The Industrial Products and Natural Resources sectors posted the most significant gains for 2010, followed by Consumer Services. Overall, nine of the Fund's ten equity sectors were positive contributors, with only Financial Intermediaries showing a shortfall. Clearly, sectors that were oriented toward the dynamic industrial and consumption trends of the emerging world had the strongest tailwinds for their businesses, but there were also pockets of strength in unlikely parts of the developed world, such as retail and healthcare. From an industry perspective, retail stores, precious metals and mining, and specialty chemicals and materials all made sizable contributions, followed by automotive companies and the drugs and biotech group.
     Playing into the theme of a revitalized U.S. consumer, Dollar Tree was the top performing investment for 2010 by a comfortable margin. A leading operator of discount variety retail stores offering everyday general merchandise at the $1 price point, their merchandising flexibility and solid business execution, combined with prudent square footage growth and strong free cash flow, led to a powerful rally in the share price. A clear beneficiary of the emerging trend of a more price-conscious consumer, the prospects for this value-oriented retailer continue to look bright. It was a top-20 holding at the end of December. Agrium, a major supplier of nitrogen, potash and phosphate based fertilizer products for the agricultural industry, benefitted handsomely from an explosion in demand for agricultural products. Changing consumption patterns in the world's major population centers, along with exploding prices for agricultural commodities, resulted in large increases in planting acreage and a resulting powerful recovery in the company's earnings prospects.

      Even in a good year, there are disappointments, and Western Digital was clearly one of them. A manufacturer of hard disk drives used in a broad range of computers and other media devices, the company saw its stock price decline as industry conditions became more challenging and the company ceded some market share to defend pricing. Although we sold some shares between August and October, we remain committed to the company for the long term given its strong market position, attractive valuation and solid business prospects. Apollo Group was another trouble spot as this provider of online and campus-based higher education programs fell victim to massive regulatory uncertainty and a resulting sharp decline in enrollment trends. While looking very inexpensive from a valuation standpoint, we exited the position in October for better opportunities elsewhere.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Western Digital	-1.36%

Apollo Group Cl. A	-0.81

GameStop Corporation Cl. A	-0.47

Popular	-0.41

Western Union	-0.33

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$6,429 million

Weighted Average P/E Ratio**	16.9x

Weighted Average P/B Ratio	2.3x

U.S. Investments (% of Net Assets)	85.2%

Non-U.S. Investments (% of Net Assets)	5.6%

Fund Net Assets	$5 million

Turnover Rate	117%

Number of Holdings	60

Symbol
Service Class	RMIDX

* Geometrically calculated
** The Fund's P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/10).

The Royce Funds 2010 Annual Report to Shareholders   |   51

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			39.18%

One-Year			35.20

Three-Year			4.56

Since Inception (12/29/06)			3.77

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.28%

Net Operating Expenses			1.76

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RES	Year	RES

2010	35.2%	2008	-46.4%

2009	57.7	2007	1.4

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			2.7%

Burckhardt Compression Holding			2.4

Mayr-Melnhof Karton			2.4

Hochschild Mining			2.3

Pfeiffer Vacuum Technology			2.1

Lamprell			2.1

TGS-NOPEC Geophysical			2.0

Ashmore Group			1.9

Carl Zeiss Meditec			1.9

SMA Solar Technology			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			17.3%

Natural Resources			16.4

Health			14.9

Technology			11.3

Industrial Services			8.6

Financial Services			8.4

Consumer Services			4.5

Financial Intermediaries			4.4

Consumer Products			3.8

Cash and Cash Equivalents			10.4

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RES	4.56%	29.63	0.15

MSCI Europe Small Core	-2.91	34.29	-0.08

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce European Smaller-Companies Fund

Managers’ Discussion
Following a remarkable year for smaller European companies in 2009, our expectations were lower as we headed into 2010. The growing headwinds of sovereign financial distress in the peripheral countries of the Eurozone made the overall economic backdrop for the region quite uncertain and clearly ranked at the top of investor concerns for global markets. That said, there were excellent corporate fundamentals that were ignored due to undifferentiated systemic fears. True to our contrarian nature, we cast a much kinder (and longer-term) eye toward the opportunities presented, wading in just as others were fleeing for safer shores. The result was another strong year for Royce European Smaller-Companies Fund (RES). Following a rise of 57.7% in 2009, RES added an additional 35.2% in 2010 versus its benchmark index, the MSCI Europe Small Core Index, which rose 21.5% in the calendar year. While 2010 was satisfying from both an absolute and relative basis, longer-term returns were more muted, demonstrating just how challenging the period from the domestic small-cap high in July 2007 through the most recent cycle low in March 2009 really was. For the since inception period (12/29/06), the Fund gained 3.8%, compared to a 1.6% decline for the benchmark over the same period.

     During the first quarter, which saw a continuation of the powerful advance off the March 9, 2009 small-cap low, RES gained 3.7% versus an advance of 3.6% for the benchmark. The second quarter was a wholly different environment, with sovereign debt fears first in Greece and then in other European countries, which led to a vicious pullback that saw the European small-cap index fall 14.0%. RES by contrast fell only 6.3%, highlighting the importance of trying to embed a margin of safety in each investment, a practice at the core of the Royce investment discipline. The third and fourth quarters were both very strong and highly correlated, as the central banks of both Europe and the U.S. initiated measures aimed at stabilizing financial markets, reinvigorating economic activity and restoring investor confidence. RES added respective gains of 24.3% and 12.0% in 2010's third and fourth quarters, in both
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Hochschild Mining	2.23%

Lamprell	2.03

Fresnillo	1.84

Burckhardt Compression Holding	1.62

Societe Internationale de Plantations d'Heveas	1.40

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund's net direct annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             52   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

periods outpacing its benchmark, which rose 22.4% and 11.5%, respectively. From the small-cap low on March 9, 2009 through December 31, 2010, RES rose 167.9% versus a not altogether paltry 150.5% advance for the MSCI Europe Small Core Index.
     Not surprising given the broad strength in the Fund's performance, all but one of the Fund's equity sectors contributed positively to returns, with Utilities being essentially flat for the year. One in particular, however, stood out from the rest. Natural Resources contributed nearly a third of the Fund's aggregate return for the year. A robust demand for precious metals and a sharp recovery in energy prices helped this sector to stand out. Industrial Products, Consumer Products and Financial Services rounded out the top four, each benefitting from a global economy that began to move from recovery to expansion.
     A more than 80% increase in the price of silver was the common thread in two of the Fund's top three individual performers. UK-based Hochschild Mining, the year's top performer, is the third largest primary silver producer in the world with five mining operations spanning the Americas. Fresnillo is another of the world's largest silver mining and exploration businesses. Its operations are based mainly in Mexico. Both Hochschild and Fresnillo boast the attractive combination of a very high quality asset base and low operational costs, which should allow for above-average industry margins for the foreseeable future. Lamprell, an energy services company with a leading market position in the important Arabian Gulf, upgrades, refurbishes and builds jack-up drilling units. The recession had put expansion plans for the company on hold, before the recovery in oil prices and a resumption of drilling activity allowed for a strong recovery in business activity and expansion into new services and markets led to a stellar move in the stock.

     The portfolio's leading miscue was Hellenic Exchanges. Positioned as the operating entity for Greece's primary national stock exchange and derivatives market, the company found itself caught in the epicenter of the financial storm that defined the first half of the year. The stock declined as the condition of the Greek economy deteriorated and the resulting austerity measures hampered trading volumes. Another disappointment was Vaisala, a Finnish technology company serving a global niche market in measurement systems for a variety of environmental sciences. The company issued a profit warning in the first half due to delivery problems in a new IT system. This disappointment, combined with investment in growth initiatives that will take some time to develop, served to depress margins. We like its strong balance sheet and healthy dividend yield. As with Hellenic, we are willing to be patient; we built our stake in both stocks during 2010.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Hellenic Exchanges	-0.55%

Vaisala Cl. A	-0.48

Begbies Traynor	-0.37

Net 1 UEPS Technologies	-0.36

SMA Solar Technology	-0.27

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,483 million

	Weighted Average P/E Ratio**	14.7x

	Weighted Average P/B Ratio	2.9x

	Fund Net Assets	$15 million

	Turnover Rate	32%

	Number of Holdings	81

	Symbol
	Service Class	RISCX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/10).

PORTFOLIO COUNTRY BREAKDOWN* % of Net Assets**

	France	13.3%

	Germany	11.6

	United Kingdom	10.9

	South Africa	8.8

	Switzerland	8.5

	Austria	5.1

	Norway	3.7

	Belgium	3.1

	Denmark	3.0

	Finland	3.0

* Represents countries that are 3% or more of net assets
**Securities are categorized by their country of headquarters

MORNINGSTAR STATISTICAL MEASURES*

	RES	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.28	-0.14	0.02

Standard Deviation	29.63	29.83	28.48

* Three years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 29 European stock objective funds (oldest class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |   53

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			40.64%

One-Year			35.69

Three-Year			9.69

Since Inception (12/29/06)			10.80

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.07%

Net Operating Expenses			1.88

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGV	Year	RGV

2010	35.7%	2008	-39.9%

2009	61.9	2007	14.3

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			2.5%

Santen Pharmaceutical			2.5

Major Drilling Group International			2.4

Mayr-Melnhof Karton			2.4

Value Partners Group			2.3

Burckhardt Compression Holding			2.2

Pan American Silver			2.0

Hochschild Mining			2.0

Pfeiffer Vacuum Technology			2.0

Ashmore Group			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			25.4%

Industrial Products			13.8

Technology			11.6

Financial Services			9.7

Health			9.2

Industrial Services			6.5

Consumer Services			6.4

Consumer Products			5.0

Financial Intermediaries			1.7

Cash and Cash Equivalents			10.7

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RGV	9.69%	30.11	0.32

MSCI World Small Core	1.85	27.75	0.07

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Royce Global Value Fund

Managers’ Discussion
Royce Global Value (RGV) Fund made the most of the worldwide recovery for stocks in the latter half of 2010, gaining 35.7% for the calendar year, outpacing its global small-cap benchmark, the MSCI WORLD Small Core index, which rose 26.1% for the same period. The Fund was subject to the near-global correlation which blunted the rally that began in March 2009 and kept most share prices tumbling from April through early July. A host of anxieties, from a slowdown in China to European debt crises to the possibility of a double-dip recession here in the U.S. conspired in the shift from bull to bear. These headline issues, while certainly important, appeared to obscure the fact that many individual companies were managing themselves very effectively. These were the kinds of businesses that we focused on both during the crisis of late 2008-early 2009 and in the spring-summer downturn in 2010.
     After losing 3.5% in the first half of the year, RGV roared back when the markets rallied off the interim domestic small-cap low on July 6, 2010, rising 19.9% in the third quarter versus a gain of 14.6% for its global small-cap benchmark. The fourth quarter was also a strong period. Although the Fund cooled off slightly, it held its advantage over its benchmark, up 17.3% compared to a 14.3% gain for the MCSI WORLD Small Core index. This was consistent with the Fund's strong absolute showing from the domestic small-cap low on March 9, 2009 through December 31, 2010, in which RGV climbed 167.6% versus 141.9% for the global small-cap index. The Fund held a relative edge over the global small-cap index in longer-term periods tied more closely to the calendar. RGV also outpaced its benchmark for the three-year and since inception (12/29/06) periods ended December 31, 2010. We remain very pleased with the Fund's results since its launch. RGV's average annual total return since inception was 10.8%.

    The Natural Resources sector led by a wide margin in 2010. Its two largest industry groups—precious metals and mining stocks and energy services companies—were the first and third top-gaining industries for the calendar year. Our interest in gold and silver miners was sparked prior to RGV's inception. Early in the previous decade, we began to build positions in mining companies that looked attractively undervalued, in part because the industry had spent several years in the doldrums. When we
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Luk Fook Holdings (International)	3.01%

Hochschild Mining	2.24

Value Partners Group	1.98

Lamprell	1.90

Jupiter Fund Management	1.44

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund's net direct annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2011. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             54   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

launched the Fund in December 2006, mining businesses were among our first selections. Our conviction was then fortified by the financial collapse of late 2008-early 2009, when commodity prices cratered and we began to see the increasing likelihood of inflation, events that led us to build several positions in the industry. As the prices of precious metals rose through much of 2009 and 2010, the stock prices of many portfolio holdings, including top- 10 positions Hochschild Mining, Major Drilling Group International and Pan American Silver, began to follow suit, with each posting sterling results in 2010. The second of the three enjoyed a particularly strong second half.
      Luk Fook Holdings (International) continued to succeed in all aspects of its business designing, wholesaling and retailing gold jewelry, gem-set jewelry, gemstones and authentication services. It is now one of the best known jewelry companies in China after having been long established in Hong Kong. We built our position through May. Many asset management companies saw their stock prices soar as global equity markets continued to recover, making the investment management group the Fund's second-best performing industry. Value Partners Group is a Hong Kong-based investment management group focusing on China and the Asia Pacific region. It gained visibility during 2010 by diversifying successfully beyond hedge funds (it is the leading hedge fund manager in Asia) into ETFs while announcing plans to enter the mutual fund arena. Jupiter Fund Management is one of the UK's leading fund management groups, running portfolios for retail, private and institutional investors. In something of a departure for us, we bought into the IPO because we found Jupiter very attractively priced. The firm enjoyed solid results, with both assets under management and performance generally exceeding expectation and benchmarks. In the energy services group, Lamprell provides construction and engineering services for oil and gas rigs and is the leading contractor in the Arabian Gulf, where it has operated for more than 30 years. The company gained credibility by diversifying with contract wins in liftboats and FPSOs (floating production storage & offloading vessels) to supplement its core business of jack-up rig refurbishments.

     The precious metals and mining industry was also home to the Fund's two largest detractors to performance in 2010. During April, June and August, we sold our shares in Silver Standard Resources because we saw what we thought were better opportunities elsewhere. We also sold our position in long-time Royce holding Gammon Gold in April. The company, which operates gold and silver mines in Mexico, provided a lesson in the travails of owning mining businesses that have not made the transition from exploration to production, as multiple problems in several mines have hurt results.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Silver Standard Resources	-0.64%

Gammon Gold	-0.60

U.S. Global Investors Cl. A	-0.56

Intrepid Potash	-0.43

Knight Capital Group Cl. A	-0.42

*Net of dividends

PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,931 million

	Weighted Average P/E Ratio**	14.0x

	Weighted Average P/B Ratio	2.7x

	Fund Net Assets	$149 million

	Turnover Rate	42%

	Number of Holdings	68

	Symbol
	Investment Class	RGVIX
	Service Class	RIVFX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/10).

PORTFOLIO COUNTRY BREAKDOWN* % of Net Assets**

	United States	14.7%

	Canada	12.0

	Germany	7.2

	Japan	6.3

	Hong Kong	6.1

	South Africa	5.8

	Austria	4.9

	United Kingdom	4.6

	Switzerland	3.4

	Australia	3.0

* Represents countries that are 3% or more of net assets
**Securities are categorized by their country of headquarters

MORNINGSTAR STATISTICAL MEASURES*

	RGV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.44	0.09	0.25

Standard Deviation	30.11	28.44	25.91

* Three years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 23 world stock small-cap objective funds (oldest class only) with at least three years of history.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |   55

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			31.99%

One-Year			26.45

Since Inception (6/30/08)			12.01

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.12%

Net Operating Expenses			1.80

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIS	Year	RIS

2010	26.5%	2009	50.3%

TOP 10 POSITIONS % of Net Assets

Burckhardt Compression Holding			1.7%

Semperit AG Holding			1.6

TGS-NOPEC Geophysical			1.5

Santen Pharmaceutical			1.4

Mayr-Melnhof Karton			1.3

Value Partners Group			1.3

Partners Group Holding			1.2

Ashmore Group			1.2

Adcock Ingram Holdings			1.1

Lamprell			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			15.1%

Industrial Products			14.2

Health			13.3

Financial Services			9.7

Consumer Products			9.4

Consumer Services			8.7

Technology			7.9

Industrial Services			6.7

Financial Intermediaries			6.2

Cash and Cash Equivalents			8.8

Royce International Smaller-Companies Fund

Manager’s Discussion
Individual companies continued to heal in 2010, and the global economy slowly shifted from recovery into expansion mode. Royce International Smaller-Companies Fund (RIS), with its mandate to seek opportunities in smaller companies primarily outside the U.S., finished with a gain of 26.5% as compared to its benchmark index, the MSCI World ex-USA Small Core Index which rose 24.5%.
     In the year's first and most uneventful quarter, RIS gained 3.7% versus 5.4% for its benchmark index. Things began to get interesting in the second quarter as China's growth was called into question following an increase in interest rates that was enacted to combat an overheating housing market. A near-simultaneous implosion in Greece's sovereign finances combined with renewed fears of a double dip recession in the U.S. sent investors fleeing to the apparent safety of bonds. We were quite pleased with the Fund's downside performance—it fell only 7.6% compared to a decline of 11.1% for the MSCI index during that difficult period. The third and fourth quarters reversed gears and saw the market once again powering ahead amid continued high growth in China and strong central bank policy responses in both Europe and the U.S. RIS advanced 17.5% and 12.3% in 2010's third and fourth quarters, respectively, compared to the index, which returned 17.8% and 12.9%, respectively. The Fund also maintained a strong relative performance advantage over its benchmark in the since inception period (6/30/08) through December 31, 2010, rising 12.0% versus 3.2% for its benchmark.

     One of the most flexible portfolios at Royce from a geographic standpoint, narrowing down the field of potential investments is both intellectually challenging and labor intensive. With a growing team of investment professionals with experience and acumen in this large and diverse universe, we continue to be very excited about the prospects for uncovering high-quality, undervalued companies from what we see as a highly inefficient asset class. The core tenets of the Royce value approach continue to translate very well across a broad array of markets, while our institutional knowledge is rapidly growing as we spend more time with individual companies across a wide range of industries.
     Given the breadth of the rally, we were not surprised to see all but two of the Fund's eleven sectors make positive contributions for the year. Our low weighting in Utilities was essentially
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Luk Fook Holdings (International)	1.55%

Hochschild Mining	1.25

Lamprell	0.98

Value Partners Group	0.89

Partners Group Holding	0.85

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund's net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             56   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

flat while the Diversified Investment Companies sector (home to a single holding in a closed-end fund) posted a very modest loss. By a good-sized margin, Natural Resources emerged as the top sector performer in 2010, followed by Financial Services and Consumer Services. At the industry level, investment management companies, the precious metals and mining group and retail stores were the top contributors. Two major themes played a significant role in the Fund's results—hard asset and commodity inflation driven by strong growth in emerging markets and accommodative monetary policies from the developed world's leading central banks.
      China continues to be an important area of focus for the fund both in terms of companies domiciled there as well as the broader impact its dynamic economy has on global industrial and consumption trends. Based in Hong Kong, Luk Fook Holdings (International) was a shining example and the Fund's top performer in 2010. Established in 1991, Luk Fook is a leading jewelry designer and retailer in both Hong Kong and China, with more than 600 retail outlets. Benefitting from growing wealth accumulation, the company continues to thrive as more Chinese consumers allocate their spending power toward brand name luxury items, especially gold. Hochschild Mining is a UK-based business and is the world's third largest primary silver producer, with five mining operations spanning the Americas. Its stock price soared as silver prices rose more than 80% due to a mixture of renewed industrial demand and the growing appreciation of silver as a hedge against inflationary pressures stemming from easy monetary policies around the world. Lamprell provides construction and engineering services for oil and gas rigs and is the leading contractor in the Arabian Gulf, where it has operated for more than 30 years. The company gained credibility for diversifying with contract wins in liftboats and FPSOs (floating production storage & offloading vessels) to supplement its core business of jack-up rig refurbishments.

      Bank holding company Popular held the distinction of being the biggest detractor in 2010. It suffered from uncertainty around what capital ratios would be required within the complex financial regulatory bill passed by the U.S. Congress along with concerns over the interruption of a planned sale of a subsidiary. We sold our shares in December. Jinpan International manufactures cast resin transformers for voltage distribution equipment in China and also makes power distribution equipment. Its troubles included pricing pressure early in 2010 as resin prices fell and purchases were delayed until later in the year. Building our position in March, May and November, we liked its long-term prospects as a company likely to benefit from China's widening embrace of green energy.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Popular	-0.56%

Jinpan International	-0.35

Duoyuan Global Water ADR	-0.27

Terra Nova Royalty	-0.25

SMA Solar Technology	-0.24

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,486 million

Weighted Average P/E Ratio**	15.2x

Weighted Average P/B Ratio	2.4x

Fund Net Assets	$18 million

Turnover Rate	55%

Number of Holdings	161

Symbol
Service Class	RYGSX

* Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/10).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets*

Canada	9.9%

France	8.5

Japan	7.6

United Kingdom	7.2

South Africa	6.4

Germany	6.1

Switzerland	5.6

Hong Kong	4.7

South Korea	3.8

China	2.9

Austria	2.9

Mexico	2.5

Australia	2.1

Singapore	1.7

United Arab Emirates	1.7

Brazil	1.6

Belgium	1.6

Norway	1.5

India	1.5

Finland	1.5

Turkey	1.5

Denmark	1.0

Italy	1.0

Spain	1.0

Peru	0.8

Taiwan	0.7

Netherlands	0.6

Luxembourg	0.5

Greece	0.5

Sweden	0.5

Egypt	0.5

Cayman Islands	0.4

Thailand	0.3

United States	0.3

Jersey	0.3

* Securities are categorized by their country of headquarters

The Royce Funds 2010 Annual Report to Shareholders   |   57

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-Dec 2010*			30.39%

One-Year			18.45

Three-Year			0.38

Five-Year			3.76

Since Inception (12/31/03)			6.49

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.14%

Net Operating Expenses			1.57

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2010	18.5%	2006	24.8%

2009	32.1%	2005	12.2%

2008	-35.4%	2004	15.1%

2007	-4.7

TOP 10 POSITIONS % of Net Assets

Virtus Investment Partners			2.8%

Sprott			2.4

VZ Holding			2.3

BOK Financial			2.2

Value Partners Group			2.1

Invesco			1.9

Cohen & Steers			1.9

Enstar Group			1.8

Ashmore Group			1.8

Western Union			1.8

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Investment Management			36.2%

Securities Brokers			17.3

Insurance			9.8

Banking			9.7

Information and Processing			6.9

Insurance Brokers			2.3

Diversified Financial Services			2.0

Other Financial Services			1.9

Securities Exchanges			1.6

Software			1.2

Real Estate			1.2

Specialty Finance			1.2

Other Financial Intermediaries			1.0

Closed-End Funds			0.4

Precious Metals and Mining			0.3

Bond and Preferred Stock			0.1

Cash and Cash Equivalents			6.9

Royce Financial Services Fund

Manager’s Discussion
Royce Financial Services Fund (RFS) was up 18.5% for the calendar year, underperforming its benchmark, the Russell 2000, which rose 26.9%, as well as the financial services sector of the Russell 2500 index, which gained 21.2% for the same period. We were somewhat disappointed with the Fund's results on 2010. While it is not surprising for RFS to be out of sync both with its benchmark and the financial services sector of the Russell 2500 index, we were hoping for stronger relative results, though the Fund's solid absolute return went some way toward mollifying any dissatisfaction.
     The Fund underperformed in the first quarter, up 4.1% versus gains of 8.9% for the Russell 2000 and an impressive 11.3% for the financial services companies in the Russell 2500 index. This early relative disadvantage created a gap that the Fund simply could not close through the remainder of the year. During the second-quarter downturn, the Fund again underperformed, falling 12.8% compared to losses 9.9% for the Russell 2000 and 9.2% for the financial services sector in the Russell 2500 index. However, this picture is a bit deceiving because the Fund outpaced both indexes during 2010's only substantial correction. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, the Fund was down 18.1% versus declines of 20.3% for its benchmark and 18.9% for the financial services companies of the Russell 2500.

     The Fund at first more than held its ground against both indexes when stocks revived in the third quarter. Between July and September, RFS gained 12.5% compared to respective gains of 11.3% and 8.8% for the Russell 2000 and financial services companies in the Russell 2500. When the rally gained additional momentum in the fourth quarter, the Fund lost a bit of ground to its benchmark while outpacing the financial services component of the Russell 2500 index, up 16.0% compared to 16.3% and 10.2%, respectively. Longer term, the Fund beat its benchmark for the since inception (12/31/03) period ended December, 31, 2010. RFS also outperformed the financial services sector of the Russell 2500 index for the three-year, five-year and since inception periods.
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Virtus Investment Partners	1.82%

Sprott	1.44

VZ Holding	1.24

Value Partners Group	1.15

Jupiter Fund Management	0.92

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund's gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/ or expense reimbursements. All expense information is reported as of the Fund's most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net direct annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2011 and at or below 1.99% through April 30, 2020. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             58   |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

     The first half of 2010 was marked by increased anxiety about global debt, particularly in Europe, overall investment risk and the state of the economy, each of which helped to drive share prices down in a number of our most highly regarded companies. Our long-term perspective, which goes well beyond six-month periods, allowed us to stay patient. We held certain positions while in other cases we sought to use slipping stock prices to our advantage by adding shares. The Fund enjoyed the fruits of these efforts in the year's second half.
      The investment management group was the Fund's best-performing industry. The year's top contributor was also RFS's largest holding at the end of December. Virtus Investment Partners is a financial advisory and consulting firm that operates a multi-manager asset management business. Improved fiscal second-quarter earnings were announced early in August, which helped its stock to soar through much of the latter half of the year. Sprott, the Fund's second-best performer and second-largest holding at year end, is a Canadian asset manager with a particularly strong history with natural resources investments. Increased commodity prices, as well as a recovery for its own industry, helped, as did the announcement in September that it was acquiring a trio of California-based natural resource investment managers. VZ Holding is a Swiss financial advisory firm that consults on investment, tax and inheritance planning, and insurance issues. Stronger-than-expected earnings sent its stock price on the ascent in the second half. Value Partners Group is a Hong Kong-based investment management group focusing on China and the Asia Pacific region. It gained visibility during 2010 by diversifying successfully beyond hedge funds (it is the leading hedge fund manager in Asia) into ETFs, while announcing plans to enter the mutual fund arena. Jupiter Fund Management is one of the UK's leading fund management groups, running portfolios for retail, private and institutional investors. In something of a departure for us, we bought into the IPO because we found Jupiter very attractively priced. The firm enjoyed solid results, with both assets under management and performance generally exceeding expectation and benchmarks.

      HQ is a securities brokerage firm operating in Sweden and Norway. The company's activities include investment banking, corporate finance, and trading. Its share price collapsed in early September as potential legal problems loomed. We held our shares at year-end. U.S. Global Investors manages equity and fixed income mutual funds, investing primarily in the public equity, fixed income, gold and natural resources markets across the globe. We think its expertise in global asset management should be a key component for long-term success. Its stock began to recover in October, though not enough to erase losses from earlier in the year.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

HQ	-1.08%

U.S. Global Investors Cl. A	-0.66

FBR Capital Markets	-0.64

Popular	-0.55

Wilmington Trust	-0.54

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$2,042 million

Weighted Average P/E Ratio**		17.2x

Weighted Average P/B Ratio		2.0x

U.S. Investments (% of Net Assets)		63.4%

Non-U.S. Investments (% of Net Assets)		29.7%

Fund Net Assets		$15 million

Turnover Rate		16%

Number of Holdings		95

Symbol
Service Class		RYFSX

* Geometrically calculated
**The Fund's P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RFS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.17	-0.14	0.00

Standard Deviation	21.52	24.40	22.30

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 33 financial services objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RFS	3.76%	21.52	0.17

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2010 Annual Report to Shareholders   |   59

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 96.5%

Consumer Products – 7.7%
Apparel, Shoes and Accessories - 2.8%
Carter’s [a]	795,900	$23,487,009
Columbia Sportswear	337,661	20,360,958
Fossil [a]	20,000	1,409,600
Gildan Activewear [a]	24,400	695,156
Guess?	294,507	13,936,071
K-Swiss Cl. A [a]	654,450	8,160,991
Movado Group [a]	50,000	807,000
Steven Madden [a]	681,355	28,426,131
Timberland Company (The) Cl. A [a]	232,500	5,717,175
True Religion Apparel [a]	542,800	12,082,728
Volcom	150,048	2,831,406
Warnaco Group (The) [a]	205,710	11,328,450
Weyco Group [b]	590,500	14,461,345
Wolverine World Wide	847,991	27,033,953

		170,737,973

Consumer Electronics - 0.5%
Dolby Laboratories Cl. A [a]	223,250	14,890,775
Harman International Industries [a]	292,000	13,519,600

		28,410,375

Food/Beverage/Tobacco - 1.1%
Cal-Maine Foods	391,501	12,363,602
Hain Celestial Group [a]	104,400	2,825,064
Industrias Bachoco ADR	90,386	2,186,437
J&J Snack Foods	354,294	17,091,143
Lancaster Colony	243,647	13,936,609
National Beverage	180,709	2,374,516
Sanderson Farms	355,600	13,921,740
Thai Beverage	841,600	186,898

		64,886,009

Health, Beauty and Nutrition - 0.8%
Inter Parfums	1,133,750	21,371,187
Nu Skin Enterprises Cl. A	552,500	16,718,650
Nutraceutical International [a,b]	737,810	10,469,524
NutriSystem	80,200	1,686,606

		50,245,967

Home Furnishing and Appliances - 1.6%
American Woodmark	645,774	15,847,294
Ethan Allen Interiors [b]	1,573,910	31,493,939
Furniture Brands International [a]	1,029,400	5,291,116
La-Z-Boy [a]	907,300	8,183,846
Mohawk Industries [a]	419,900	23,833,524
Natuzzi ADR [a]	2,096,300	6,875,864
Stanley Furniture [a,b]	912,235	2,837,051
Universal Electronics [a]	89,500	2,539,115

		96,901,749

Household Products/Wares - 0.0%
Blyth	21,200	730,976

Sports and Recreation - 0.9%
Callaway Golf	250,000	2,017,500
Polaris Industries	64,500	5,032,290
RC2 Corporation [a]	182,400	3,970,848
Sturm, Ruger & Co.	67,200	1,027,488

	SHARES	VALUE
Consumer Products (continued)
Sports and Recreation (continued)
Thor Industries	580,250	$19,705,290
Winnebago Industries [a]	1,374,450	20,891,640

		52,645,056

Total (Cost $378,179,779)		464,558,105

Consumer Services – 5.9%
Leisure and Entertainment - 0.7%
DreamWorks Animation SKG Cl. A [a]	612,300	18,044,481
International Speedway Cl. A	479,100	12,538,047
World Wrestling Entertainment Cl. A	798,403	11,369,259

		41,951,787

Restaurants and Lodgings - 0.1%
CEC Entertainment [a]	140,600	5,459,498

Retail Stores - 4.5%
American Eagle Outfitters	1,485,400	21,731,402
America’s Car-Mart [a]	451,600	12,229,328
Buckle (The)	729,458	27,551,629
CarMax [a]	495,000	15,780,600
Cato Corporation (The) Cl. A	1,400,802	38,395,983
Charming Shoppes [a]	3,846,800	13,656,140
Dress Barn (The) [a]	1,645,480	43,473,581
GameStop Corporation Cl. A [a]	674,600	15,434,848
Jos. A. Bank Clothiers [a,c]	905,226	36,498,712
Kirkland’s [a]	108,300	1,519,449
Le Chateau Cl. A	765,300	8,851,403
Men’s Wearhouse (The)	164,043	4,097,794
O’Reilly Automotive [a]	3,400	205,428
Penske Automotive Group [a]	389,200	6,779,864
Pier 1 Imports [a]	1,210,400	12,709,200
Rent-A-Center	5,900	190,452
Tuesday Morning [a]	370,000	1,953,600
Urban Outfitters [a]	200,000	7,162,000
Wet Seal (The) Cl. A [a]	332,800	1,231,360

		269,452,773

Other Consumer Services - 0.6%
Sotheby’s	838,900	37,750,500

Total (Cost $256,734,991)		354,614,558

Diversified Investment Companies – 0.0%
Closed-End Funds - 0.0%
MVC Capital	223,600	3,264,560

Total (Cost $2,498,693)		3,264,560

Financial Intermediaries – 7.1%
Banking - 0.0%
†BofI Holding [a,c]	100,000	1,551,000
Comerica	29,600	1,250,304

		2,801,304

Insurance - 5.2%
Alleghany Corporation [a]	101,399	31,065,612
Allied World Assurance Company
Holdings	484,286	28,785,960
Alterra Capital Holdings	759,544	16,436,532

60 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
American Safety Insurance Holdings [a]	198,461	$4,243,096
Amerisafe [a]	593,761	10,390,817
Aspen Insurance Holdings	583,209	16,691,442
Baldwin & Lyons Cl. B	306,000	7,200,180
CNA Surety [a]	264,400	6,260,992
E-L Financial	37,400	18,449,864
Endurance Specialty Holdings	118,200	5,445,474
Enstar Group [a]	175,900	14,877,622
Erie Indemnity Cl. A	483,180	31,633,795
Fidelity National Financial Cl. A	545,000	7,455,600
Greenlight Capital Re Cl. A [a]	33,500	898,135
HCC Insurance Holdings	449,007	12,994,262
Leucadia National	300,000	8,754,000
Markel Corporation [a]	5,100	1,928,463
Meadowbrook Insurance Group	1,368,386	14,025,956
Montpelier Re Holdings	609,921	12,161,825
ProAssurance Corporation [a]	276,154	16,734,932
Reinsurance Group of America	606,476	32,573,826
RLI	65,231	3,429,194
Stewart Information Services	116,600	1,344,398
Validus Holdings	410,980	12,580,098

		316,362,075

Real Estate Investment Trusts - 0.1%
Colony Financial	295,383	5,913,568

Securities Brokers - 1.2%
Cowen Group Cl. A [a]	842,929	3,928,049
Diamond Hill Investment Group	54,500	3,942,530
DundeeWealth	50,000	1,078,648
FBR Capital Markets [a]	115,000	439,300
GFI Group	580,000	2,720,200
Interactive Brokers Group Cl. A	788,600	14,052,852
International Assets Holding Corporation [a,c]	78,917	1,862,441
Jefferies Group	685,200	18,246,876
Knight Capital Group Cl. A [a]	1,412,540	19,478,927
MF Global Holdings [a]	2,000	16,720
Raymond James Financial	50,000	1,635,000
Sanders Morris Harris Group	419,476	3,041,201

		70,442,744

Securities Exchanges - 0.6%
NASDAQ OMX Group (The) [a]	433,800	10,285,398
TMX Group	684,700	25,451,586

		35,736,984

Total (Cost $350,630,321)		431,256,675

Financial Services – 7.6%
Diversified Financial Services - 0.6%
Duff & Phelps Cl. A	61,300	1,033,518
Franco-Nevada Corporation	300,000	10,035,201
Lazard Cl. A	607,400	23,986,226

		35,054,945

Information and Processing - 2.3%
Equifax	20,350	724,460
FactSet Research Systems	160,900	15,085,984

	SHARES	VALUE
Financial Services (continued)
Information and Processing (continued)
Fiserv [a]	19,900	$1,165,344
MoneyGram International [a]	2,013,400	5,456,314
Morningstar	634,800	33,695,184
MSCI Cl. A [a]	229,500	8,941,320
SEI Investments	1,874,400	44,591,976
Total System Services	1,745,600	26,847,328

		136,507,910

Insurance Brokers - 0.9%
Brown & Brown	1,409,406	33,741,180
Gallagher (Arthur J.) & Co.	718,900	20,905,612

		54,646,792

Investment Management - 3.6%
Affiliated Managers Group [a]	154,265	15,306,173
AGF Management Cl. B	846,600	16,594,825
AllianceBernstein Holding L.P.	1,334,950	31,144,384
Artio Global Investors Cl. A	696,500	10,273,375
Cohen & Steers	999,970	26,099,217
Eaton Vance	170,500	5,154,215
Evercore Partners Cl. A	83,400	2,835,600
Federated Investors Cl. B	1,841,058	48,180,488
GAMCO Investors Cl. A	145,200	6,971,052
JZ Capital Partners	50,000	291,941
Sprott Resource [a]	2,775,600	12,757,208
Value Partners Group	506,300	508,072
Waddell & Reed Financial Cl. A	887,027	31,303,183
Westwood Holdings Group	256,538	10,251,258

		217,670,991

Special Purpose Acquisition Corporation - 0.1%
Harbinger Group [a,b]	1,009,600	6,249,424
Westway Group [a]	368,500	1,381,875

		7,631,299

Specialty Finance - 0.1%
First Cash Financial Services [a]	33,400	1,035,066
GATX Corporation	13,920	491,097
World Acceptance [a,c]	81,160	4,285,248

		5,811,411

Total (Cost $456,086,082)		457,323,348

Health – 7.7%
Commercial Services - 0.1%
PAREXEL International [a]	270,000	5,732,100
Schein (Henry) [a]	29,300	1,798,727

		7,530,827

Drugs and Biotech - 1.5%
Celera Corporation [a]	446,300	2,811,690
Emergent Biosolutions [a]	856,646	20,096,915
Endo Pharmaceuticals Holdings [a]	672,900	24,029,259
†Furiex Pharmaceuticals [a]	43,625	630,382
Hi-Tech Pharmacal [a]	530,400	13,233,480
Lannett Company [a]	115,590	646,148
Lexicon Pharmaceuticals [a]	1,522,400	2,192,256
Pharmaceutical Product Development	614,900	16,688,386
Regeneron Pharmaceuticals [a]	100,000	3,283,000
SurModics [a]	346,900	4,117,703

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 61

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
†3SBio ADR [a]	38,800	$588,984

		88,318,203

Health Services - 3.8%
Advisory Board (The) [a]	653,379	31,120,442
Almost Family [a,b]	607,582	23,343,300
Chemed Corporation	218,142	13,854,198
Covance [a]	340,000	17,479,400
Cross Country Healthcare [a]	240,700	2,038,729
eResearchTechnology [a]	113,320	832,902
Genoptix [a]	50,000	951,000
Healthcare Services Group	652,275	10,612,514
HealthSouth Corporation [a]	915,000	18,949,650
Hooper Holmes [a]	2,392,970	1,687,044
ICON ADR [a]	635,600	13,919,640
†LHC Group [a]	657,391	19,721,730
Lincare Holdings	498,750	13,381,463
MEDNAX [a]	465,802	31,343,817
On Assignment [a]	85,000	692,750
†Transcend Services [a]	334,229	6,547,546
U.S. Physical Therapy [a,b]	898,675	17,811,738
VCA Antech [a]	107,000	2,492,030

		226,779,893

Medical Products and Devices - 2.1%
C.R. Bard	6,320	579,986
IDEXX Laboratories [a]	499,599	34,582,243
Kensey Nash [a]	175,062	4,871,976
Medical Action Industries [a]	418,562	4,009,824
Merit Medical Systems [a]	427,669	6,770,000
Owens & Minor	604,000	17,775,720
Patterson Companies	340,335	10,424,461
STERIS Corporation	577,600	21,059,296
Techne Corporation	174,300	11,446,281
Teleflex	60,000	3,228,600
Thoratec Corporation [a]	366,600	10,382,112
Young Innovations	111,350	3,564,314

		128,694,813

Personal Care - 0.2%
Obagi Medical Products [a,b]	1,270,715	14,676,758

Total (Cost $365,588,717)		466,000,494

Industrial Products – 17.9%
Automotive - 1.3%
Autoliv	4,730	373,386
Dorman Products [a]	598,447	21,687,719
Gentex Corporation	333,900	9,870,084
Hertz Global Holdings [a]	52,293	757,726
SORL Auto Parts [a,c]	100,552	857,709
Strattec Security	150,000	4,999,500
Superior Industries International	443,600	9,413,192
WABCO Holdings [a]	494,200	30,111,606
Wonder Auto Technology [a,c]	120,882	911,450

		78,982,372

Building Systems and Components - 1.8%
AAON	767,100	21,639,891

	SHARES	VALUE
Industrial Products (continued)
Building Systems and Components (continued)
Apogee Enterprises	74,433	$1,002,612
Armstrong World Industries	379,300	16,309,900
Drew Industries	828,814	18,830,654
NCI Building Systems [a]	78,940	1,104,371
Preformed Line Products [b]	329,506	19,284,339
Quanex Building Products	30,000	569,100
Simpson Manufacturing	1,011,800	31,274,738

		110,015,605

Construction Materials - 0.6%
Ash Grove Cement [d]	50,018	7,752,790
Owens Corning [a]	850,700	26,499,305

		34,252,095

Industrial Components - 2.3%
CLARCOR	625,400	26,823,406
Donaldson Company	386,300	22,513,564
FARO Technologies [a]	12,100	397,364
GrafTech International [a]	2,446,676	48,542,052
Graham Corporation	159,648	3,192,960
Hubbell Cl. B	16,900	1,016,197
PerkinElmer	986,520	25,471,946
Powell Industries [a]	327,900	10,781,352
Regal-Beloit	27,500	1,835,900
Thomas & Betts [a]	16,050	775,215

		141,349,956

Machinery - 3.7%
Briggs & Stratton	252,600	4,973,694
Cascade Corporation	228,008	10,780,218
Chart Industries [a]	20,000	675,600
Columbus McKinnon [a]	213,650	4,341,368
Franklin Electric	636,500	24,772,580
FreightCar America	78,900	2,283,366
Gorman-Rupp Company	39,787	1,285,916
Hollysys Automation Technologies [a,c]	45,755	693,646
Hurco Companies [a]	61,682	1,458,779
Jinpan International	273,380	2,878,692
Lincoln Electric Holdings	359,890	23,490,020
Lindsay Corporation	10,300	612,129
Nordson Corporation	472,032	43,370,300
Rofin-Sinar Technologies [a]	1,080,073	38,277,787
Sun Hydraulics	356,000	13,456,800
Tennant Company	719,300	27,628,313
Wabtec Corporation	433,900	22,948,971

		223,928,179

Metal Fabrication and Distribution - 3.5%
Allegheny Technologies	284,700	15,709,746
Carpenter Technology	117,500	4,728,200
Castle (A.M.) & Co. [a]	98,900	1,820,749
Commercial Metals	238,700	3,960,033
Encore Wire	366,579	9,193,801
Foster (L.B.) Company Cl. A [a]	28,000	1,146,320
Fushi Copperweld [a,c]	282,020	2,504,338
Gibraltar Industries [a]	615,120	8,347,178
Haynes International	195,515	8,178,393
Horsehead Holding Corporation [a]	164,500	2,145,080

62 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution (continued)
Insteel Industries	233,708	$2,919,013
Kennametal	923,501	36,441,350
Olympic Steel	155,000	4,445,400
RBC Bearings [a]	397,400	15,530,392
Reliance Steel & Aluminum	732,400	37,425,640
Schnitzer Steel Industries Cl. A	356,410	23,662,060
Sims Metal Management ADR	1,080,380	23,595,499
Steel Dynamics	380,521	6,963,534
Universal Stainless & Alloy Products [a]	50,000	1,564,000

		210,280,726

Miscellaneous Manufacturing - 1.8%
AZZ	500,091	20,008,641
Brady Corporation Cl. A	451,900	14,736,459
Crane Company	37,500	1,540,125
Mettler-Toledo International [a]	241,500	36,517,215
Raven Industries	407,135	19,416,268
Steelcase Cl. A	100,000	1,057,000
Valmont Industries	183,100	16,246,463

		109,522,171

Paper and Packaging - 0.8%
AptarGroup	221,700	10,546,269
Greif Cl. A	565,168	34,983,899
Orchids Paper Products [a]	137,458	1,682,486

		47,212,654

Pumps, Valves and Bearings - 1.1%
Gardner Denver	335,656	23,099,846
Graco	605,449	23,884,963
IDEX Corporation	343,500	13,437,720
Kaydon Corporation	148,400	6,042,848
Robbins & Myers	39,162	1,401,216

		67,866,593

Specialty Chemicals and Materials - 0.9%
Balchem Corporation	266,237	9,001,473
Cabot Corporation	439,100	16,532,115
Calgon Carbon [a]	50,000	756,000
†Gulf Resources [a,c]	40,281	430,604
Lubrizol Corporation (The)	6,910	738,541
Olin Corporation	34,800	714,096
OM Group [a]	27,100	1,043,621
Park Electrochemical	82,200	2,466,000
Rogers Corporation [a]	37,950	1,451,587
Schulman (A.)	17,300	395,997
Sensient Technologies	50,000	1,836,500
Westlake Chemical	374,900	16,296,903

		51,663,437

Other Industrial Products - 0.1%
MTS Systems	148,774	5,573,074

Total (Cost $740,802,561)		1,080,646,862

Industrial Services – 12.6%
Advertising and Publishing - 0.3%
Interpublic Group of Companies [a]	50,100	532,062
Scholastic Corporation	393,000	11,609,220

	SHARES	VALUE
Industrial Services (continued)
Advertising and Publishing (continued)
ValueClick [a]	246,800	$3,956,204

		16,097,486

Commercial Services - 6.2%
Barrett Business Services	146,200	2,273,410
Brink’s Company (The)	1,178,185	31,669,613
Cintas Corporation	868,800	24,291,648
Convergys Corporation [a]	86,000	1,132,620
Copart [a]	872,100	32,572,935
Corinthian Colleges [a,c]	144,000	750,240
Corporate Executive Board	619,700	23,269,735
CRA International [a,b]	574,643	13,509,857
Electro Rent	77,074	1,245,516
Exponent [a]	323,893	12,155,704
Forrester Research	298,200	10,523,478
FTI Consulting [a]	322,100	12,007,888
Gartner [a]	704,000	23,372,800
Global Sources [a,c]	96,605	919,680
Korn/Ferry International [a]	50,000	1,155,500
Landauer	184,700	11,076,459
LECG Corporation [a]	1,054,448	1,455,138
Lincoln Educational Services	33,800	524,238
Manpower	456,800	28,668,768
MAXIMUS	653,832	42,878,302
Monster Worldwide [a]	99,600	2,353,548
Navigant Consulting [a]	10,000	92,000
Rentrak Corporation [a]	56,100	1,691,976
Ritchie Bros. Auctioneers	1,288,100	29,690,705
Robert Half International	402,500	12,316,500
Team [a]	330,740	8,003,908
Towers Watson & Company Cl. A	381,400	19,855,684
TrueBlue [a]	273,200	4,914,868
Universal Technical Institute	812,500	17,891,250
Viad Corporation	203,666	5,187,373

		377,451,341

Engineering and Construction - 2.2%
Baker (Michael) [a]	315,289	9,805,488
Cavco Industries [a]	900	42,021
Comfort Systems USA	662,991	8,731,592
Desarrolladora Homex ADR [a,c]	192,400	6,505,044
EMCOR Group [a]	1,002,440	29,050,711
Integrated Electrical Services [a]	679,117	2,370,118
Jacobs Engineering Group [a]	9,200	421,820
KBR	1,054,300	32,124,521
NVR [a]	44,551	30,785,632
Orion Marine Group [a]	551,093	6,392,679
Quanta Services [a]	25,000	498,000
Skyline Corporation	183,400	4,783,072
Sterling Construction [a]	267,671	3,490,430

		135,001,128

Food, Tobacco and Agriculture - 0.3%
China Green (Holdings)	1,268,400	1,240,202
Hanfeng Evergreen [a]	143,400	859,563
Intrepid Potash [a,c]	343,006	12,790,694

		14,890,459

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 63

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Industrial Distribution - 1.1%
Applied Industrial Technologies	472,000	$15,330,560
Houston Wire & Cable	22,700	305,088
Mine Safety Appliances	332,100	10,338,273
MSC Industrial Direct Cl. A	511,500	33,088,935
Pool Corporation	261,400	5,891,956

		64,954,812

Printing - 0.0%
Ennis	37,400	639,540

Transportation and Logistics - 2.5%
Arkansas Best	722,935	19,822,878
Forward Air	768,900	21,821,382
Hub Group Cl. A [a]	25,000	878,500
Kirby Corporation [a]	634,045	27,929,682
Landstar System	824,900	33,771,406
Pacer International [a,c]	792,040	5,417,554
Patriot Transportation Holding [a]	84,800	7,883,008
Universal Truckload Services [a]	698,243	11,116,028
UTi Worldwide	1,150,900	24,399,080

		153,039,518

Total (Cost $656,004,548)		762,074,284

Natural Resources – 12.3%
Energy Services - 7.0%
Atwood Oceanics [a]	561,201	20,972,081
Calfrac Well Services	175,500	6,043,568
CARBO Ceramics	393,200	40,711,928
CE Franklin [a]	206,353	1,475,424
Ensco ADR	35,900	1,916,342
Ensign Energy Services	1,786,500	27,005,023
Exterran Holdings [a,c]	408,100	9,773,995
Frontier Oil [a]	496,407	8,940,290
Helmerich & Payne	888,864	43,092,127
ION Geophysical [a]	816,700	6,925,616
Lufkin Industries	278,600	17,381,854
Oil States International [a]	653,754	41,899,094
Pason Systems	2,347,000	32,951,946
Patterson-UTI Energy	419,800	9,046,690
Rowan Companies [a]	501,500	17,507,365
RPC	853,650	15,468,138
SEACOR Holdings	267,700	27,061,793
ShawCor Cl. A	309,600	10,309,621
T-3 Energy Services [a]	269,000	10,714,270
Tidewater	70,000	3,768,800
Trican Well Service	1,460,900	29,591,196
Unit Corporation [a]	867,451	40,319,123
Willbros Group [a]	180,800	1,775,456

		424,651,740

Oil and Gas - 1.5%
Cimarex Energy	331,908	29,383,815
Energen Corporation	617,111	29,781,777
†Energy Partners [a]	27,094	402,617
†Gastar Exploration [a]	90,000	387,000
Gran Tierra Energy [a]	189,000	1,521,450

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
SM Energy	428,100	$25,227,933

		86,704,592

Precious Metals and Mining - 3.2%
Agnico-Eagle Mines	329,000	25,234,300
AMCOL International	4,900	151,900
Cliffs Natural Resources	44,000	3,432,440
Eldorado Gold	1,939,400	36,014,658
Hecla Mining [a,c]	2,049,000	23,071,740
International Coal Group [a]	1,109,640	8,588,614
Ivanhoe Mines [a,c]	914,700	20,964,924
Major Drilling Group International	179,000	7,480,086
Pan American Silver	671,400	27,668,394
Randgold Resources ADR	106,700	8,784,611
Seabridge Gold [a,c]	388,000	11,903,840
Silver Standard Resources [a]	689,000	19,443,580

		192,739,087

Real Estate - 0.6%
Jones Lang LaSalle	313,300	26,292,136
PICO Holdings [a]	334,400	10,633,920
Tejon Ranch [a,c]	46,624	1,284,491

		38,210,547

Other Natural Resources - 0.0%
Sino-Forest Corporation [a]	42,800	1,002,526

Total (Cost $394,621,611)		743,308,492

Technology – 15.2%
Aerospace and Defense - 2.1%
Ceradyne [a]	75,000	2,364,750
Cubic Corporation	225,505	10,632,561
Curtiss-Wright	255,620	8,486,584
FLIR Systems [a]	754,800	22,455,300
HEICO Corporation	624,275	31,856,753
HEICO Corporation Cl. A	97,250	3,629,370
Integral Systems [a]	203,478	2,016,467
ManTech International Cl. A [a]	938,607	38,792,627
Mercury Computer Systems [a]	56,400	1,036,632
Teledyne Technologies [a]	145,100	6,380,047

		127,651,091

Components and Systems - 3.4%
AVX Corporation	1,528,821	23,589,708
Benchmark Electronics [a]	900,000	16,344,000
Celestica [a]	263,000	2,551,100
DDi Corporation	416,890	4,902,626
Diebold	651,000	20,864,550
Dionex Corporation [a]	320,526	37,825,273
Energy Conversion Devices [a,c]	478,200	2,199,720
Intermec [a]	28,000	354,480
Lexmark International Cl. A [a]	349,000	12,152,180
Logitech International [a,c]	607,100	11,261,705
Nam Tai Electronics	311,397	1,992,941
Newport Corporation [a]	300,069	5,212,199
Plexus Corporation [a]	788,200	24,386,908
Pulse Electronics [b]	2,095,739	11,149,332

64 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
Rimage Corporation [a,b]	645,314	$9,621,632
SMART Modular Technologies (WWH) [a]	302,800	1,744,128
Stratasys [a,c]	209,335	6,832,694
Super Micro Computer [a]	150,900	1,741,386
Teradata Corporation [a]	100,000	4,116,000
Western Digital [a]	57,300	1,942,470
Zebra Technologies Cl. A [a]	53,625	2,037,214

		202,822,246

Distribution - 0.6%
Anixter International	59,120	3,531,238
Arrow Electronics [a]	303,300	10,388,025
Cogo Group [a]	271,741	2,404,908
ScanSource [a]	8,724	278,295
Tech Data [a]	473,391	20,838,672

		37,441,138

Internet Software and Services - 0.0%
Support.com [a]	15,000	97,200

IT Services - 1.3%
Black Box	317,502	12,157,152
Sapient Corporation	1,880,000	22,748,000
SRA International Cl. A [a]	1,372,505	28,067,727
Syntel	358,200	17,118,378
Virtusa Corporation [a]	51,625	844,585
Yucheng Technologies [a,c]	168,100	606,841

		81,542,683

Semiconductors and Equipment - 4.6%
ADTRAN	793,815	28,744,041
†Aixtron ADR [c]	140,400	5,222,880
Cabot Microelectronics [a]	278,976	11,563,555
Cirrus Logic [a]	1,501,900	24,000,362
Cognex Corporation	888,835	26,149,526
Coherent [a]	685,500	30,943,470
Cymer [a]	134,000	6,039,380
Diodes [a]	1,149,900	31,035,801
Entegris [a]	9,400	70,218
Exar Corporation [a]	824,441	5,754,598
Fairchild Semiconductor International [a]	1,170,300	18,268,383
Himax Technologies ADR	204,800	483,328
International Rectifier [a]	786,950	23,364,545
IXYS Corporation [a]	266,600	3,097,892
MEMC Electronic Materials [a]	200,000	2,252,000
Micrel	1,117,600	14,517,624
MKS Instruments [a]	809,287	19,819,439
OmniVision Technologies [a]	301,700	8,933,337
Supertex [a]	334,000	8,076,120
Teradyne [a]	84,900	1,191,996
TTM Technologies [a]	300,000	4,473,000
Varian Semiconductor Equipment
Associates [a]	38,000	1,404,860

		275,406,355

Software - 2.4%
ACI Worldwide [a]	427,600	11,489,612
Actuate Corporation [a]	287,700	1,639,890
American Software Cl. A	231,000	1,563,870

	SHARES	VALUE
Technology (continued)
Software (continued)
ANSYS [a]	615,400	$32,043,878
Blackbaud	689,291	17,852,637
Blackboard [a,c]	335,000	13,835,500
Fair Isaac	506,900	11,846,253
Manhattan Associates [a]	440,000	13,437,600
National Instruments	928,800	34,960,032
Pervasive Software [a,b]	1,461,500	7,541,340

		146,210,612

Telecommunications - 0.8%
†ADPT Corporation [a,d]	200,000	584,000
Atlantic Tele-Network	49,000	1,878,660
Comtech Telecommunications	597,413	16,566,263
Digi International [a]	388,644	4,313,948
Harmonic [a]	455,100	3,900,207
NETGEAR [a]	393,400	13,249,712
Novatel Wireless [a]	126,700	1,209,985
Plantronics	15,700	584,354
Premiere Global Services [a]	516,500	3,512,200
Tekelec [a]	195,400	2,327,214
Tellabs	310,900	2,107,902
USA Mobility	13,586	241,423

		50,475,868

Total (Cost $720,480,133)		921,647,193

Utilities – 0.0%
UGI Corporation	21,800	688,444

Total (Cost $572,483)		688,444

Miscellaneous[e] – 2.5%
Total (Cost $125,700,403)		150,067,608

TOTAL COMMON STOCKS
(Cost $4,447,900,322)		5,835,450,623

	PRINCIPAL
	AMOUNT

CORPORATE BOND – 0.0%
GAMCO Investors 0.00%
due 12/31/15 [f]
(Cost $464,640)	$4,646	315,928

REPURCHASE AGREEMENT – 3.5%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $213,749,316 (collateralized by obligations of various U.S. Government Agencies, 0.48% due 4/29/11-5/5/11, valued at $219,091,938) (Cost $213,747,000)		213,747,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 65

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0154%)
(Cost $63,193,230)	$63,193,230

TOTAL INVESTMENTS – 101.1%
(Cost $4,725,305,192)	6,112,706,781

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.1)%	(65,366,917)

NET ASSETS – 100.0%	$6,047,339,864

Royce Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 88.2%
Consumer Products – 5.0%
Apparel, Shoes and Accessories - 2.1%
LaCrosse Footwear [b]	532,669	$8,735,772
True Religion Apparel [a]	198,300	4,414,158
Van De Velde	69,308	3,667,604
Volcom	658,540	12,426,650

		29,244,184

Food/Beverage/Tobacco - 0.9%
Binggrae Company	90,000	4,440,920
Sipef	90,000	8,538,956

		12,979,876

Health, Beauty and Nutrition - 0.3%
Nutraceutical International [a]	265,100	3,761,769
Vitacost.com [a,f]	379,400	478,044

		4,239,813

Home Furnishing and Appliances - 0.3%
AS Creation Tapeten	100,000	3,843,199

Sports and Recreation - 1.2%
Arctic Cat [a]	448,316	6,563,346
Piscines Desjoyaux	389,613	3,618,447
RC2 Corporation [a]	320,300	6,972,931

		17,154,724

Other Consumer Products - 0.2%
CSS Industries	140,700	2,899,827

Total (Cost $61,644,937)		70,361,623

Consumer Services – 4.9%
Direct Marketing - 0.4%
Manutan International	74,300	4,904,782

Leisure and Entertainment - 0.1%
Multimedia Games [a]	370,018	2,064,700

Online Commerce - 0.4%
CryptoLogic [a,b,c]	751,575	1,044,689
GS Home Shopping	50,000	4,815,402

		5,860,091

Retail Stores - 3.6%
Buckle (The)	161,275	6,091,357
Cato Corporation (The) Cl. A	243,250	6,667,483
Jos. A. Bank Clothiers [a]	178,080	7,180,186
Kirkland’s [a]	632,675	8,876,430
Lewis Group	420,000	5,182,816
Luk Fook Holdings (International)	3,100,000	10,828,144
Stein Mart	637,081	5,892,999

		50,719,415

Other Consumer Services - 0.4%
†Kroton Educacional (Units) [a]	415,000	5,462,500

Total (Cost $41,824,237)		69,011,488

Financial Intermediaries – 3.2%
Banking - 0.8%
Bancorp (The) [a]	373,567	3,799,176
BCB Holdings [a]	2,760,860	3,142,252

66 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
Pacific Continental	356,897	$3,590,384

		10,531,812

Insurance - 1.2%
American Safety Insurance Holdings [a]	291,300	6,227,994
Argo Group International Holdings	103,605	3,880,007
Navigators Group [a]	75,900	3,821,565
United Fire & Casualty	100,000	2,232,000

		16,161,566

Securities Brokers - 1.0%
FBR Capital Markets [a]	983,171	3,755,713
GMP Capital	403,800	4,913,990
Sanders Morris Harris Group	780,000	5,655,000

		14,324,703

Securities Exchanges - 0.2%
Hellenic Exchanges	501,000	3,280,483

Total (Cost $38,440,579)		44,298,564

Financial Services – 3.3%
Investment Management - 1.9%
CapMan Cl. B	1,450,000	3,448,990
Deutsche Beteiligungs	51,900	1,456,433
Gluskin Sheff + Associates	360,000	7,527,305
Sprott Resource [a]	2,039,700	9,374,866
U.S. Global Investors Cl. A	166,000	1,349,580
Westwood Holdings Group	92,772	3,707,169

		26,864,343

Special Purpose Acquisition Corporation - 0.3%
Harbinger Group [a]	634,900	3,930,031
Other Financial Services - 1.1%
Kennedy-Wilson Holdings [a]	1,080,423	10,793,426
†Syswin ADR [a]	731,500	4,381,685

		15,175,111

Total (Cost $39,094,388)		45,969,485

Health – 10.2%
Commercial Services - 0.7%
PDI [a,b]	1,015,694	10,705,415

Drugs and Biotech - 3.2%
Anika Therapeutics [a]	435,535	2,887,597
Bukwang Pharmaceutical	439,000	5,164,023
Dyax Corporation [a]	1,163,784	2,490,498
Lexicon Pharmaceuticals [a]	3,209,591	4,621,811
Maxygen	215,800	848,094
Orchid Cellmark [a]	1,461,322	2,834,965
Sinovac Biotech [a]	880,300	3,978,956
SurModics [a]	388,454	4,610,949
3SBio ADR [a]	184,400	2,799,192
Vetoquinol	190,750	7,542,467
YM Biosciences [a,c]	691,800	1,611,894
†Zogenix [a,c]	1,002,900	5,686,443

		45,076,889

Health Services - 2.6%
BioClinica [a]	569,400	2,522,442

	SHARES	VALUE
Health (continued)
Health Services (continued)
CorVel Corporation [a]	123,157	$5,954,641
†EPS	3,000	7,342,037
Genoptix [a]	182,826	3,477,350
†IPC The Hospitalist [a]	118,200	4,610,982
†Transcend Services [a]	396,537	7,768,160
U.S. Physical Therapy [a]	231,840	4,595,069

		36,270,681

Medical Products and Devices - 3.7%
ArthroCare Corporation [a]	89,711	2,786,424
Cerus Corporation [a,c]	862,700	2,122,242
Cynosure Cl. A [a]	447,000	4,572,810
Exactech [a]	336,378	6,330,634
Merit Medical Systems [a]	490,732	7,768,288
Neogen Corporation [a]	118,085	4,845,027
Solta Medical [a]	1,108,077	3,379,635
STRATEC Biomedical Systems	60,000	2,558,480
Syneron Medical [a]	1,162,674	11,847,648
Young Innovations	167,194	5,351,880

		51,563,068

Total (Cost $133,443,801)		143,616,053

Industrial Products – 14.2%
Automotive - 0.4%
†Fuel Systems Solutions [a,c]	166,300	4,885,894

Building Systems and Components - 2.0%
AAON	267,369	7,542,479
Drew Industries	491,100	11,157,792
LSI Industries	971,936	8,222,579
WaterFurnace Renewable Energy	66,000	1,644,192

		28,567,042

Industrial Components - 1.3%
Graham Corporation [b]	590,654	11,813,080
Voltamp Transformers	335,000	5,687,470

		17,500,550

Machinery - 3.3%
Burckhardt Compression Holding	53,500	14,819,786
FreightCar America	357,209	10,337,629
†Global Power Equipment Group [a]	289,100	6,707,120
Kadant [a]	320,851	7,562,458
Key Technology [a,b]	444,814	7,566,286

		46,993,279

Metal Fabrication and Distribution - 4.9%
Castle (A.M.) & Co. [a]	436,753	8,040,623
Foster (L.B.) Company Cl. A [a]	240,426	9,843,040
†Fushi Copperweld [a,c]	756,296	6,715,909
Horsehead Holding Corporation [a]	1,024,674	13,361,749
Olympic Steel	477,000	13,680,360
RBC Bearings [a]	212,821	8,317,045
†Sung Kwang Bend	200,000	4,150,145
†Universal Stainless & Alloy Products [a]	158,300	4,951,624

		69,060,495

Miscellaneous Manufacturing - 1.2%
Semperit AG Holding	268,100	14,183,593

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 67

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Miscellaneous Manufacturing (continued)
Synalloy Corporation	211,150	$2,559,138

		16,742,731

Specialty Chemicals and Materials - 1.1%
†Graphite India	2,382,200	5,407,431
†Huchems Fine Chemical [a]	300,000	5,181,073
Phoscan Chemical [a]	2,968,200	1,462,756
Victrex	150,000	3,468,216

		15,519,476

Total (Cost $145,105,450)		199,269,467

Industrial Services – 11.0%
Advertising and Publishing - 0.1%
Saraiva SA Livreiros Editores	55,000	1,460,151

Commercial Services - 3.3%
Begbies Traynor	1,959,000	1,832,565
CRA International [a]	366,283	8,611,313
Electro Rent	262,000	4,233,920
Exponent [a]	239,608	8,992,488
Forrester Research	78,800	2,780,852
GP Strategies [a,b]	1,123,840	11,508,122
Heritage-Crystal Clean [a,b]	847,033	8,453,390

		46,412,650

Engineering and Construction - 2.0%
Cavco Industries [a]	307,378	14,351,479
Layne Christensen [a]	179,000	6,161,180
Sterling Construction [a]	619,386	8,076,793

		28,589,452

Food, Tobacco and Agriculture - 2.1%
Asian Citrus Holdings	8,199,900	10,355,411
BioExx Specialty Proteins [a]	1,209,800	2,859,328
Societe Internationale de Plantations
d’Heveas	92,000	10,228,574
†Super Group	5,357,000	5,885,666

		29,328,979

Industrial Distribution - 0.2%
Houston Wire & Cable	277,200	3,725,568

Printing - 0.9%
Courier Corporation	259,632	4,029,489
Domino Printing Sciences	317,600	3,218,604
Ennis	314,400	5,376,240

		12,624,333

Transportation and Logistics - 2.4%
†Baltic Trading	375,100	3,829,771
Euroseas	1,511,643	5,593,079
Marten Transport	514,819	11,006,830
Patriot Transportation Holding [a]	138,623	12,886,394

		33,316,074

Total (Cost $126,167,166)		155,457,207

Natural Resources – 18.8%
Energy Services - 7.3%
†Canadian Energy Services &
Technology	391,200	11,547,541

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Dawson Geophysical [a]	282,733	$9,019,183
Gulf Island Fabrication	360,644	10,162,948
†Imdex [a]	3,612,865	6,632,954
Lamprell	2,655,056	13,308,479
OYO Geospace [a]	140,834	13,958,058
Tesco Corporation [a]	570,800	9,064,304
TGC Industries [a,b]	1,575,202	5,985,768
Total Energy Services	1,131,300	16,088,285
Union Drilling [a]	623,605	4,539,844
World Energy Solutions [a,b]	709,900	2,001,918

		102,309,282

Oil and Gas - 0.5%
Gran Tierra Energy [a]	916,700	7,379,435

Precious Metals and Mining - 10.7%
Alamos Gold	503,900	9,588,442
Allied Nevada Gold [a]	486,300	12,794,553
Bear Creek Mining [a]	670,800	6,409,132
Eldorado Gold	286,800	5,325,876
Endeavour Mining [a,c]	1,971,000	5,570,261
Endeavour Silver [a]	1,331,400	9,772,476
Entree Gold [a]	1,901,000	6,577,460
Fronteer Gold [a]	1,551,900	18,203,787
Gammon Gold [a]	430,486	3,525,680
Great Basin Gold [a]	2,648,600	7,858,162
†International Tower Hill Mines	569,500	5,734,865
Keegan Resources [a]	775,400	6,862,637
Lumina Copper [a]	1,608,700	7,863,102
Quaterra Resources [a]	1,885,000	3,734,737
Silvercorp Metals	1,124,800	14,431,184
Uranium Resources [a,c]	1,399,374	4,757,872
US Gold [a]	1,684,404	13,593,140
Victoria Gold [a]	4,195,000	4,556,571
Western Copper [a]	1,471,000	3,935,291

		151,095,228

Other Natural Resources - 0.3%
Magma Energy [a]	2,798,700	4,137,674

Total (Cost $130,072,008)		264,921,619

Technology – 12.9%
Aerospace and Defense - 0.7%
Ducommun	255,900	5,573,502
LaBarge [a]	323,072	5,075,461

		10,648,963

Components and Systems - 3.3%
†Fabrinet [a]	352,900	7,587,350
Pfeiffer Vacuum Technology	68,000	7,996,419
SMART Modular Technologies (WWH) [a]	1,941,268	11,181,703
Super Micro Computer [a]	327,989	3,784,993
Vaisala Cl. A	214,000	5,862,348
Xyratex [a]	589,700	9,618,007

		46,030,820

Distribution - 0.4%
Diploma	1,220,000	5,278,331

68 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Technology (continued)
Internet Software and Services - 0.5%
†VASCO Data Security International [a]	804,170	$6,537,902

IT Services - 0.2%
Neurones	350,000	3,217,810

Semiconductors and Equipment - 3.9%
Advanced Energy Industries [a]	248,036	3,383,211
ATMI [a]	519,800	10,364,812
†AXT [a]	869,661	9,079,261
GSI Technology [a]	410,539	3,325,366
Inficon Holding	18,000	3,455,615
Rubicon Technology [a,c]	219,900	4,635,492
Rudolph Technologies [a]	568,800	4,681,224
Sigma Designs [a]	657,175	9,312,170
Supertex [a]	259,200	6,267,456

		54,504,607

Software - 1.5%
†Envestnet [a]	283,200	4,831,392
PROS Holdings [a]	571,839	6,513,246
Smith Micro Software [a]	609,500	9,593,530

		20,938,168

Telecommunications - 2.4%
Anaren [a]	549,987	11,467,229
Atlantic Tele-Network	283,600	10,873,224
Digi International [a]	530,400	5,887,440
KVH Industries [a]	529,800	6,331,110

		34,559,003

Total (Cost $128,404,865)		181,715,604

Miscellaneous[e] – 4.7%
Total (Cost $60,118,367)		66,347,995

TOTAL COMMON STOCKS
(Cost $904,315,798)		1,240,969,105

REPURCHASE AGREEMENT – 12.0%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $169,169,833 (collateralized by obligations of various U.S. Government Agencies, 0.36% due 3/22/11-3/28/11, valued at $173,401,500) (Cost $169,168,000)		169,168,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0154%)
(Cost $17,666,381)	$17,666,381

TOTAL INVESTMENTS – 101.4%
(Cost $1,091,150,179)	1,427,803,486

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.4)%	(20,364,714)

NET ASSETS – 100.0%	$1,407,438,772

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 69

Schedules of Investments

Royce Premier Fund

	SHARES	VALUE
COMMON STOCKS – 90.2%

Consumer Products – 11.7%
Apparel, Shoes and Accessories - 6.0%
Columbia Sportswear	856,600	$51,652,980
Fossil [a]	2,133,944	150,400,373
Polo Ralph Lauren Cl. A	1,144,200	126,914,664
Timberland Company (The) Cl. A [a,b]	3,032,279	74,563,741

		403,531,758

Food/Beverage/Tobacco - 2.0%
Cal-Maine Foods [b]	1,762,686	55,665,624
Sanderson Farms [b]	2,074,791	81,228,067

		136,893,691

Health, Beauty and Nutrition - 1.5%
Nu Skin Enterprises Cl. A [b]	3,431,500	103,837,190

Sports and Recreation - 2.2%
Thor Industries [b]	4,314,757	146,529,148

Total (Cost $506,537,188)		790,791,787

Consumer Services – 2.4%
Retail Stores - 0.9%
Buckle (The)	1,663,536	62,831,755

Other Consumer Services - 1.5%
Sotheby’s	2,281,294	102,658,230

Total (Cost $78,664,079)		165,489,985

Financial Intermediaries – 6.5%
Insurance - 3.0%
Alleghany Corporation [a]	347,574	106,486,246
ProAssurance Corporation [a,b]	1,633,449	98,987,010

		205,473,256

Securities Brokers - 2.2%
Knight Capital Group Cl. A [a]	4,667,200	64,360,688
†Stifel Financial [a]	1,349,725	83,736,939

		148,097,627

Securities Exchanges - 1.3%
TMX Group	2,372,900	88,205,153

Total (Cost $316,160,731)		441,776,036

Financial Services – 3.9%
Information and Processing - 1.0%
Morningstar	1,333,206	70,766,575

Investment Management - 2.9%
Affiliated Managers Group [a]	500,000	49,610,000
Federated Investors Cl. B	3,194,300	83,594,831
Partners Group Holding	316,613	60,071,814

		193,276,645

Total (Cost $183,029,619)		264,043,220

Health – 4.2%
Drugs and Biotech - 2.6%
Endo Pharmaceuticals Holdings [a]	3,009,250	107,460,317
Perrigo Company	1,059,600	67,104,468

		174,564,785

	SHARES	VALUE
Health (continued)
Medical Products and Devices - 1.6%
IDEXX Laboratories [a]	1,536,500	$106,356,530

Total (Cost $90,647,966)		280,921,315

Industrial Products – 20.7%
Building Systems and Components - 1.5%
Simpson Manufacturing [b]	3,387,886	104,719,556

Industrial Components - 2.2%
GrafTech International [a]	5,499,876	109,117,540
PerkinElmer	1,523,500	39,336,770

		148,454,310

Machinery - 5.5%
Lincoln Electric Holdings [b]	2,512,497	163,990,679
Wabtec Corporation	1,233,237	65,225,905
Woodward Governor [b]	3,841,024	144,268,862

		373,485,446

Metal Fabrication and Distribution - 6.4%
Kennametal	1,563,500	61,695,710
Reliance Steel & Aluminum	2,419,800	123,651,780
Schnitzer Steel Industries Cl. A [b]	2,108,038	139,952,643
Sims Metal Management ADR	4,859,714	106,136,154

		431,436,287

Miscellaneous Manufacturing - 1.1%
Rational	329,966	72,930,407

Pumps, Valves and Bearings - 2.2%
Gardner Denver	2,132,400	146,751,768

Specialty Chemicals and Materials - 1.8%
Westlake Chemical	2,835,781	123,271,400

Total (Cost $748,679,471)		1,401,049,174

Industrial Services – 9.7%
Commercial Services - 6.1%
Copart [a,c]	1,491,100	55,692,585
Gartner [a]	4,607,100	152,955,720
Ritchie Bros. Auctioneers	4,109,000	94,712,450
†Strayer Education	481,226	73,252,222
Towers Watson & Company Cl. A	741,011	38,577,032

		415,190,009

Industrial Distribution - 1.4%
MSC Industrial Direct Cl. A	952,284	61,603,252
Pool Corporation	1,511,400	34,066,956

		95,670,208

Transportation and Logistics - 2.2%
Kirby Corporation [a]	1,273,635	56,103,622
Landstar System	1,180,300	48,321,482
UTi Worldwide	1,999,700	42,393,640

		146,818,744

Total (Cost $413,249,510)		657,678,961

Natural Resources – 14.7%
Energy Services - 6.5%
Ensign Energy Services	7,103,000	107,370,099
Pason Systems	3,778,500	53,050,246

70 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Trican Well Service	6,841,100	$138,569,600
Unit Corporation [a,b]	2,939,974	136,649,991

		435,639,936

Precious Metals and Mining - 5.7%
Pan American Silver	4,825,044	198,840,063
Seabridge Gold [a,b,c]	2,803,900	86,023,652
Silver Standard Resources [a]	3,621,999	102,212,812

		387,076,527

Real Estate - 2.5%
Jones Lang LaSalle	1,169,700	98,161,224
St. Joe Company (The) [a,c]	3,223,474	70,432,907

		168,594,131

Total (Cost $621,509,524)		991,310,594

Technology – 13.6%
Components and Systems - 3.9%
Benchmark Electronics [a]	2,320,000	42,131,200
Dionex Corporation [a,b]	1,354,500	159,844,545
Zebra Technologies Cl. A [a]	1,706,500	64,829,935

		266,805,680

IT Services - 0.8%
Jack Henry & Associates	1,841,640	53,683,806

Semiconductors and Equipment - 6.7%
ADTRAN	2,340,434	84,747,115
Cabot Microelectronics [a,b]	2,136,191	88,545,117
Cognex Corporation [b]	2,957,717	87,016,034
MKS Instruments [a,b]	2,941,910	72,047,376
Varian Semiconductor Equipment
Associates [a]	3,343,121	123,595,183

		455,950,825

Software - 2.2%
Fair Isaac	1,832,600	42,827,862
National Instruments	2,730,801	102,787,350

		145,615,212

Total (Cost $660,927,640)		922,055,523

Miscellaneous[e] – 2.8%
Total (Cost $173,437,318)		187,793,961

TOTAL COMMON STOCKS
(Cost $3,792,843,046)		6,102,910,556

REPURCHASE AGREEMENT – 9.8%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $664,638,200 (collateralized by obligations of various U.S. Government Agencies, 0.54%-5.125% due 4/11/11-6/10/11, valued at $681,253,444) (Cost $664,631,000)		664,631,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.6%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0154%) (Cost $106,015,166)	$106,015,166

TOTAL INVESTMENTS – 101.6%
(Cost $4,563,489,212)	6,873,556,722

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.6)%	(108,866,187)

NET ASSETS – 100.0%	$6,764,690,535

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 71

Schedules of Investments

Royce Low-Priced Stock Fund

	SHARES	VALUE
COMMON STOCKS – 92.4%

Consumer Products – 7.0%
Apparel, Shoes and Accessories - 2.6%
Fossil [a]	769,650	$54,244,932
Gildan Activewear [a]	481,700	13,723,633
K-Swiss Cl. A [a]	852,000	10,624,440
Timberland Company (The) Cl. A [a]	1,801,382	44,295,983

		122,888,988

Food/Beverage/Tobacco - 0.6%
Industrias Bachoco ADR	1,137,495	27,516,004

Health, Beauty and Nutrition - 1.8%
Nu Skin Enterprises Cl. A	2,051,000	62,063,260
NutriSystem	991,816	20,857,891

		82,921,151

Home Furnishing and Appliances - 0.5%
Helen of Troy [a]	801,996	23,851,361

Sports and Recreation - 1.5%
Callaway Golf	1,600,066	12,912,532
RC2 Corporation [a]	500,062	10,886,350
†Thor Industries	889,753	30,216,012
Winnebago Industries [a]	1,070,535	16,272,132

		70,287,026

Total (Cost $203,128,050)		327,464,530

Consumer Services – 2.3%
Retail Stores - 2.3%
Buckle (The)	704,575	26,611,798
Cato Corporation (The) Cl. A	597,350	16,373,364
Charming Shoppes [a]	2,423,428	8,603,169
Lewis Group	1,543,747	19,049,897
Men’s Wearhouse (The)	856,700	21,400,366
Williams-Sonoma	440,405	15,718,054

Total (Cost $52,736,438)		107,756,648

Financial Intermediaries – 4.3%
Insurance - 2.2%
Argo Group International Holdings	521,897	19,545,043
Aspen Insurance Holdings	553,000	15,826,860
Greenlight Capital Re Cl. A [a]	573,812	15,383,900
Montpelier Re Holdings	572,500	11,415,650
Validus Holdings	1,361,140	41,664,495

		103,835,948

Securities Brokers - 1.0%
Jefferies Group	198,200	5,278,066
Knight Capital Group Cl. A [a]	2,899,500	39,984,105

		45,262,171

Securities Exchanges - 0.6%
MarketAxess Holdings	601,985	12,527,308
TMX Group	470,500	17,489,369

		30,016,677

Other Financial Intermediaries - 0.5%
KKR Financial Holdings LLC	2,363,430	21,979,899

Total (Cost $129,977,900)		201,094,695

	SHARES	VALUE
Financial Services – 6.3%
Diversified Financial Services - 0.4%
Duff & Phelps Cl. A	1,204,900	$20,314,614

Insurance Brokers - 0.4%
Brown & Brown	850,000	20,349,000

Investment Management - 4.7%
†Artio Global Investors Cl. A	1,976,537	29,153,921
Ashmore Group	4,080,363	21,318,026
Brait	2,700,000	9,918,785
CapMan Cl. B	2,918,978	6,943,121
Deutsche Beteiligungs	409,995	11,505,402
Federated Investors Cl. B	1,199,700	31,396,149
Sprott	5,568,400	45,138,592
Sprott Resource [a,c]	2,980,100	13,697,131
U.S. Global Investors Cl. A	661,751	5,380,036
Value Partners Group	44,167,900	44,322,460

		218,773,623

Other Financial Services - 0.8%
Kennedy-Wilson Holdings [a,b,c]	2,894,994	28,920,990
†Syswin ADR [a,c]	1,355,866	8,121,638

		37,042,628

Total (Cost $263,378,808)		296,479,865

Health – 4.9%
Commercial Services - 0.2%
OdontoPrev	500,000	7,557,229

Drugs and Biotech - 2.4%
Emergent Biosolutions [a]	887,900	20,830,134
Endo Pharmaceuticals Holdings [a]	1,834,200	65,499,282
Lexicon Pharmaceuticals [a]	2,027,300	2,919,312
Maxygen	690,200	2,712,486
Sino Biopharmaceutical	15,950,000	5,909,839
†Sinovac Biotech [a]	1,749,629	7,908,323
ViroPharma [a]	511,003	8,850,572

		114,629,948

Health Services - 1.2%
Cross Country Healthcare [a,b]	2,328,100	19,719,007
eResearchTechnology [a]	1,686,250	12,393,938
Myriad Genetics [a]	1,003,400	22,917,656

		55,030,601

Medical Products and Devices - 1.1%
Caliper Life Sciences [a,c]	2,009,729	12,741,682
Carl Zeiss Meditec	1,527,800	29,164,242
CONMED Corporation [a]	205,500	5,431,365
Medical Action Industries [a]	394,250	3,776,915

		51,114,204

Total (Cost $166,602,409)		228,331,982

Industrial Products – 9.3%
Automotive - 0.1%
Gentex Corporation	177,774	5,254,999

Building Systems and Components - 0.7%
AAON	471,250	13,293,963
WaterFurnace Renewable Energy [b]	849,500	21,162,742

		34,456,705

72 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Industrial Products (continued)
Industrial Components - 1.9%
GrafTech International [a]	3,877,800	$76,935,552
Powell Industries [a]	314,848	10,352,202

		87,287,754

Machinery - 0.5%
Lincoln Electric Holdings	347,385	22,673,819

Metal Fabrication and Distribution - 4.4%
Castle (A.M.) & Co. [a,b]	1,799,667	33,131,870
Horsehead Holding Corporation [a]	1,849,035	24,111,416
Kennametal	1,644,500	64,891,970
Olympic Steel	510,800	14,649,744
Reliance Steel & Aluminum	180,000	9,198,000
Schnitzer Steel Industries Cl. A	177,100	11,757,669
Sims Metal Management ADR	2,318,950	50,645,868

		208,386,537

Pumps, Valves and Bearings - 0.7%
Gardner Denver	450,618	31,011,531

Specialty Chemicals and Materials - 1.0%
Schulman (A.)	421,190	9,641,039
Victrex	600,000	13,872,865
Westlake Chemical	529,800	23,030,406

		46,544,310

Total (Cost $220,281,038)		435,615,655

Industrial Services – 9.7%
Advertising and Publishing - 0.3%
ValueClick [a]	1,002,600	16,071,678

Commercial Services - 5.3%
CBIZ [a,c]	597,600	3,729,024
Copart [a]	311,795	11,645,543
Corinthian Colleges [a,b,c]	5,739,200	29,901,232
†E-House China Holdings ADR	1,545,504	23,120,740
Exponent [a]	250,400	9,397,512
Forrester Research	518,300	18,290,807
Kforce [a]	448,774	7,261,163
Korn/Ferry International [a]	1,754,663	40,550,262
MAXIMUS	246,891	16,191,112
Monster Worldwide [a]	175,000	4,135,250
TeleTech Holdings [a]	1,013,600	20,870,024
TrueBlue [a]	2,115,491	38,057,683
Universal Technical Institute	1,080,679	23,796,552

		246,946,904

Engineering and Construction - 0.6%
Dycom Industries [a]	544,100	8,025,475
†Raubex Group	5,279,971	18,715,343

		26,740,818

Food, Tobacco and Agriculture - 2.1%
Asian Citrus Holdings	14,918,000	18,520,829
Imperial Sugar [b]	763,740	10,211,204
Intrepid Potash [a,c]	1,854,900	69,169,221

		97,901,254

Industrial Distribution - 0.4%
Houston Wire & Cable [b]	1,591,200	21,385,728

	SHARES	VALUE
Industrial Services (continued)
Printing - 0.4%
Ennis	1,004,600	$17,178,660

Transportation and Logistics - 0.6%
Heartland Express	688,366	11,027,623
Universal Truckload Services [a]	387,561	6,169,971
Werner Enterprises	490,600	11,087,560

		28,285,154

Total (Cost $372,603,558)		454,510,196

Natural Resources – 26.0%
Energy Services - 10.3%
Calfrac Well Services	1,756,100	60,473,564
Ensign Energy Services	3,154,100	47,677,887
Global Industries [a]	1,436,950	9,958,063
Lamprell	8,002,946	40,114,799
Oil States International [a]	706,200	45,260,358
Pason Systems	2,250,700	31,599,891
RPC	855,846	15,507,929
Tesco Corporation [a,b,c]	3,263,005	51,816,519
†TGS-NOPEC Geophysical	910,000	20,507,965
Total Energy Services [b]	1,966,700	27,968,559
Trican Well Service	4,113,800	83,326,895
Unit Corporation [a]	1,013,400	47,102,832

		481,315,261

Oil and Gas - 0.4%
SM Energy	328,000	19,329,040

Precious Metals and Mining - 14.8%
Alamos Gold	4,023,400	76,559,115
Allied Nevada Gold [a]	2,300,550	60,527,470
Centamin Egypt [a]	15,322,400	42,840,465
Denison Mines [a,c]	2,650,800	9,065,736
†Endeavour Mining [a,c]	2,275,000	6,429,398
Fronteer Gold [a,c]	3,785,500	44,403,915
Gammon Gold [a]	3,447,500	28,235,025
Hecla Mining [a]	2,878,115	32,407,575
Hochschild Mining	5,448,900	54,370,405
Ivanhoe Mines [a,c]	492,550	11,289,246
†Kingsgate Consolidated	1,600,000	17,804,907
Major Drilling Group International	860,800	35,971,277
Northam Platinum	2,040,000	14,028,387
Pan American Silver	2,163,053	89,139,414
†Pretium Resources [a,b]	4,500,000	28,919,843
Seabridge Gold [a,c]	1,111,783	34,109,502
Silver Standard Resources [a]	2,199,400	62,067,068
Silvercorp Metals	3,060,400	39,264,932
US Gold [a,c]	750,000	6,052,500

		693,486,180

Other Natural Resources - 0.5%
China Forestry Holdings	23,300,000	10,941,360
Magma Energy [a]	9,732,900	14,389,382

		25,330,742

Total (Cost $650,093,808)		1,219,461,223

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 73

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Technology – 17.9%
Aerospace and Defense - 2.2%
Ceradyne [a]	1,130,967	$35,659,389
HEICO Corporation Cl. A	1,501,953	56,052,886
Integral Systems [a,b]	1,306,726	12,949,655

		104,661,930

Components and Systems - 1.6%
Littelfuse	258,400	12,160,304
Methode Electronics	1,126,000	14,604,220
STEC [a,c]	1,050,000	18,532,500
†Xyratex [a,b]	1,752,837	28,588,772

		73,885,796

IT Services - 0.7%
Jack Henry & Associates	197,100	5,745,465
SRA International Cl. A [a]	1,362,500	27,863,125

		33,608,590

Semiconductors and Equipment - 9.4%
ADTRAN	1,430,700	51,805,647
Advanced Energy Industries [a]	1,229,100	16,764,924
†Aixtron ADR [c]	586,304	21,810,509
Brooks Automation [a]	2,633,582	23,886,589
CEVA [a]	206,286	4,228,863
Cirrus Logic [a]	678,400	10,840,832
Cognex Corporation	427,738	12,584,052
Exar Corporation [a]	461,700	3,222,666
Fairchild Semiconductor
International [a]	3,470,739	54,178,236
International Rectifier [a]	1,623,522	48,202,368
Lam Research [a]	343,800	17,801,964
MKS Instruments [a]	1,587,800	38,885,222
Novellus Systems [a,c]	650,000	21,008,000
OmniVision Technologies [a]	1,027,191	30,415,125
Sigma Designs [a,b]	2,007,658	28,448,514
TTM Technologies [a]	1,650,035	24,602,022
Varian Semiconductor Equipment
Associates [a]	629,980	23,290,360
Verigy [a,c]	660,200	8,595,804

		440,571,697

Software - 0.6%
Aveva Group	445,000	11,197,918
Avid Technology [a]	674,543	11,777,521
THQ [a]	462,500	2,802,750

		25,778,189

Telecommunications - 3.4%
Arris Group [a]	1,391,971	15,617,914
Citic Telecom International Holdings	19,837,000	6,329,220
Harmonic [a]	2,372,500	20,332,325
KVH Industries [a,b]	1,100,200	13,147,390
NETGEAR [a]	1,242,800	41,857,504
†Neutral Tandem [a]	1,496,500	21,609,460
Novatel Wireless [a,b]	2,292,176	21,890,281
PC-Tel [a,b]	1,195,592	7,173,552

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
Tekelec [a]	1,050,000	$12,505,500

		160,463,146

Total (Cost $613,314,549)		838,969,348

Miscellaneous[e] – 4.7%
Total (Cost $196,854,571)		223,427,295

TOTAL COMMON STOCKS
(Cost $2,868,971,129)		4,333,111,437

REPURCHASE AGREEMENT – 7.6%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $354,894,845 (collateralized by obligations of various U.S. Government Agencies, 0.41%-4.50% due 2/1/11-3/11/11, valued at $363,766,150) (Cost $354,891,000)		354,891,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.0%
U.S. Treasury Bonds
5.50%-7.875%
due 2/15/21-8/15/28	$2,700,152	2,755,833
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0154%)		92,756,758

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $95,512,591)		95,512,591

TOTAL INVESTMENTS – 102.0%
(Cost $3,319,374,720)		4,783,515,028

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.0)%		(93,862,626)

NET ASSETS – 100.0%		$4,689,652,402

74 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

Royce Total Return Fund

	SHARES	VALUE
COMMON STOCKS – 93.1%

Consumer Products – 7.0%
Apparel, Shoes and Accessories - 2.7%
†Barry (R.G.) [b]	1,048,496	$11,659,276
Columbia Sportswear	123,909	7,471,713
Guess?	331,085	15,666,942
K-Swiss Cl. A [a]	92,375	1,151,916
Steven Madden [a]	775,684	32,361,536
The Jones Group	639,281	9,934,427
Weyco Group	282,000	6,906,180
Wolverine World Wide	1,347,513	42,958,714

		128,110,704

Food/Beverage/Tobacco - 2.6%
Cal-Maine Foods	90,998	2,873,717
Flowers Foods	400,000	10,764,000
Hershey Creamery [d]	173	300,155
Hormel Foods	543,933	27,882,005
J&J Snack Foods	440,815	21,264,916
J.M. Smucker Company (The)	324,000	21,270,600
Lancaster Colony	445,594	25,487,977
Sanderson Farms	8,632	337,943
Tootsie Roll Industries	461,653	13,374,087

		123,555,400

Health, Beauty and Nutrition - 0.5%
Inter Parfums	1,116,544	21,046,854
Nu Skin Enterprises Cl. A	19,700	596,122
NutriSystem	182,260	3,832,928

		25,475,904

Home Furnishing and Appliances - 0.6%
Ethan Allen Interiors	1,168,050	23,372,680
Kimball International Cl. B	724,600	4,999,740
Leggett & Platt	62,026	1,411,712

		29,784,132

Household Products/Wares - 0.1%
American Greetings Cl. A	16,000	354,560
Blyth	89,027	3,069,651

		3,424,211

Sports and Recreation - 0.5%
Arctic Cat [a]	117,230	1,716,247
Callaway Golf	1,089,233	8,790,110
Hasbro	13,538	638,723
Sturm, Ruger & Co.	134,967	2,063,646
Thor Industries	375,685	12,758,263

		25,966,989

Total (Cost $269,162,994)		336,317,340

Consumer Services – 8.0%
Leisure and Entertainment - 0.9%
Ambassadors Group	66,104	760,196
International Speedway Cl. A	845,647	22,130,582
Speedway Motorsports	86,537	1,325,747
World Wrestling Entertainment Cl. A	1,136,584	16,184,956

		40,401,481

	SHARES	VALUE
Consumer Services (continued)
Restaurants and Lodgings - 0.4%
†Abu Dhabi National Hotels [f]	1,200,000	$980,125
Bob Evans Farms	484,773	15,978,118
DineEquity [a,c]	61,030	3,013,662

		19,971,905

Retail Stores - 6.7%
American Eagle Outfitters	2,508,031	36,692,494
Buckle (The)	967,636	36,547,612
Cato Corporation (The) Cl. A [b]	1,477,815	40,506,909
Christopher & Banks	53,523	329,166
Dress Barn (The) [a]	1,466,089	38,734,071
Family Dollar Stores	884,800	43,983,408
Finish Line (The) Cl. A	144,868	2,490,281
Foot Locker	112,292	2,203,169
†GameStop Corporation Cl. A [a,c]	1,444,557	33,051,464
Men’s Wearhouse (The)	303,139	7,572,412
Pep Boys-Manny, Moe & Jack (The)	742,500	9,971,775
RadioShack Corporation	88,381	1,634,165
Regis Corporation	53,200	883,120
Ross Stores	199,600	12,624,700
Systemax	385,911	5,441,345
Tiffany & Co.	484,100	30,144,907
Village Super Market Cl. A	517,280	17,070,240
Weis Markets	25,307	1,020,631
Williams-Sonoma	7,100	253,399

		321,155,268

Total (Cost $295,147,776)		381,528,654

Diversified Investment Companies – 0.5%
Closed-End Funds - 0.5%
Central Fund of Canada Cl. A	830,500	17,216,265
MVC Capital	425,000	6,205,000

Total (Cost $16,495,180)		23,421,265

Financial Intermediaries – 21.4%
Banking - 3.1%
Banco Latinoamericano de Comercio
Exterior Cl. E	122,575	2,262,735
Bancorp Rhode Island [b]	261,300	7,601,217
Bank of Hawaii	432,001	20,394,767
Bank of N.T. Butterfield & Son [a,f]	1,839,192	2,298,990
Bank Sarasin & Co. Cl. B	82,000	3,736,043
Banque Privee Edmond de Rothschild	35	1,010,695
BOK Financial	491,382	26,239,799
Canadian Western Bank	783,200	22,338,884
Centrue Financial [a,c]	153,755	150,680
Credicorp	235,800	28,038,978
Farmers & Merchants Bank of Long
Beach	479	1,916,000
First Citizens BancShares Cl. A	10,800	2,041,740
First Financial Bancorp	100,000	1,848,000
First National Bank Alaska	3,110	5,566,900
HopFed Bancorp	126,480	1,135,790
Julius Baer Group	10,000	468,449
Kearny Financial	292,100	2,512,060

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 75

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
National Bankshares	79,160	$2,492,748
Peapack-Gladstone Financial [b]	463,145	6,044,042
Sun Bancorp [a]	284,428	1,319,746
Trustmark Corporation	80,700	2,004,588
Vontobel Holding	55,000	2,094,118
Wilmington Trust	842,100	3,654,714

		147,171,683

Insurance - 13.7%
Alleghany Corporation [a]	103,828	31,809,784
Allied World Assurance Company
Holdings	749,773	44,566,507
Alterra Capital Holdings	960,851	20,792,816
American Financial Group	292,750	9,452,898
American National Insurance	177,293	15,179,827
Arch Capital Group [a]	405,090	35,668,175
Argo Group International Holdings	105,581	3,954,008
Aspen Insurance Holdings	1,376,404	39,392,682
Assured Guaranty	280,400	4,963,080
Baldwin & Lyons Cl. B	108,741	2,558,676
Cincinnati Financial	300,000	9,507,000
Donegal Group Cl. A	11,951	173,050
E-L Financial	56,588	27,915,533
EMC Insurance Group	101,164	2,290,353
Employers Holdings	30,600	534,888
Endurance Specialty Holdings	377,372	17,385,528
Erie Indemnity Cl. A	650,400	42,581,688
Everest Re Group	22,100	1,874,522
Fidelity National Financial Cl. A	1,010,200	13,819,536
Flagstone Reinsurance Holdings	240,254	3,027,200
Harleysville Group	161,800	5,944,532
HCC Insurance Holdings	790,146	22,866,825
Infinity Property & Casualty	105,662	6,529,912
Leucadia National	514,800	15,021,864
Markel Corporation [a]	67,900	25,675,027
Meadowbrook Insurance Group	1,387,053	14,217,293
Mercury General	171,000	7,354,710
Montpelier Re Holdings	1,240,810	24,741,751
Old Republic International	1,067,000	14,543,210
OneBeacon Insurance Group Cl. A	114,669	1,738,382
PartnerRe	547,451	43,987,688
Platinum Underwriters Holdings	323,706	14,557,059
Presidential Life	106,873	1,061,249
Reinsurance Group of America	720,734	38,710,623
RenaissanceRe Holdings	134,109	8,541,402
RLI	72,535	3,813,165
StanCorp Financial Group	490,800	22,154,712
State Auto Financial	50,000	871,000
Transatlantic Holdings	308,824	15,941,495
United Fire & Casualty	119,974	2,677,820
Validus Holdings	710,526	21,749,201
Wesco Financial	30,623	11,281,819
White Mountains Insurance Group	18,426	6,183,766

		657,612,256

	SHARES	VALUE
Financial Intermediaries (continued)
Real Estate Investment Trusts - 3.1%
Annaly Capital Management	703,900	$12,613,888
Colony Financial [b]	1,432,749	28,683,635
Cousins Properties	1,078,241	8,992,530
DCT Industrial Trust	1,121,600	5,955,696
Essex Property Trust	83,000	9,480,260
Lexington Realty Trust	1,711,246	13,604,406
MFA Financial	986,200	8,047,392
National Health Investors	159,570	7,183,841
National Retail Properties	650,000	17,225,000
PennyMac Mortgage Investment Trust	50,000	907,500
PS Business Parks	168,500	9,388,820
Rayonier	529,400	27,804,088
Starhill Global REIT	400,000	194,803
Suntec Real Estate Investment Trust	400,000	467,526

		150,549,385

Securities Brokers - 0.8%
Egyptian Financial Group-Hermes
Holding	1,158,022	6,704,758
Knight Capital Group Cl. A [a]	1,008,440	13,906,388
Oppenheimer Holdings Cl. A	27,567	722,531
Raymond James Financial	597,925	19,552,147

		40,885,824

Securities Exchanges - 0.6%
TMX Group	799,600	29,722,635

Other Financial Intermediaries - 0.1%
KKR Financial Holdings LLC	288,878	2,686,565

Total (Cost $835,441,299)		1,028,628,348

Financial Services – 7.7%
Information and Processing - 1.3%
Global Payments	7,746	357,943
SEI Investments	1,511,633	35,961,749
Total System Services	1,848,425	28,428,776

		64,748,468

Insurance Brokers - 1.3%
Brown & Brown	1,484,765	35,545,274
Gallagher (Arthur J.) & Co.	978,200	28,446,056

		63,991,330

Investment Management - 4.8%
A.F.P. Provida ADR	311,700	24,845,607
AGF Management Cl. B	815,600	15,987,171
AllianceBernstein Holding L.P.	1,508,400	35,190,972
AP Alternative Assets L.P.	76,000	671,080
Apollo Investment	1,161,400	12,856,698
CI Financial	983,500	22,255,607
Cohen & Steers	385,630	10,064,943
Federated Investors Cl. B	1,772,563	46,387,974
GAM Holding [a]	10,000	165,241
GAMCO Investors Cl. A	278,300	13,361,183
Gladstone Capital	80,000	921,600
Janus Capital Group	497,400	6,451,278
Schroders	90,000	2,602,916
T. Rowe Price Group	456,800	29,481,872

76 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Teton Advisors Cl. A [d]	1,297	$9,727
Waddell & Reed Financial Cl. A	263,600	9,302,444

		230,556,313

Specialty Finance - 0.2%
Credit Acceptance [a]	50,540	3,172,396
GATX Corporation	129,000	4,551,120

		7,723,516

Other Financial Services - 0.1%
CoreLogic	231,400	4,285,528

Total (Cost $304,853,229)		371,305,155

Health – 3.4%
Drugs and Biotech - 0.2%
Medicis Pharmaceutical Cl. A	127,925	3,427,111
Pharmaceutical Product Development	69,710	1,891,929
Valeant Pharmaceuticals International	156,368	4,423,651

		9,742,691

Health Services - 1.0%
Chemed Corporation	649,236	41,232,978
Computer Programs and Systems	35,896	1,681,369
Healthcare Services Group	37,032	602,511
Omnicare	98,399	2,498,350

		46,015,208

Medical Products and Devices - 2.2%
Atrion Corporation	12,149	2,180,260
Hill-Rom Holdings	373,363	14,699,301
IDEXX Laboratories [a]	379,600	26,275,912
Invacare Corporation	140,568	4,239,531
Owens & Minor	811,950	23,895,688
STERIS Corporation	518,816	18,916,031
Teleflex	309,700	16,664,957
Young Innovations	18,765	600,668

		107,472,348

Total (Cost $89,958,181)		163,230,247

Industrial Products – 16.9%
Automotive - 0.4%
Gentex Corporation	595,000	17,588,200
Spartan Motors	90,857	553,319
Superior Industries International	83,100	1,763,382

		19,904,901

Building Systems and Components - 0.9%
AAON	10,548	297,559
Apogee Enterprises	330,784	4,455,661
LSI Industries	1,093,661	9,252,372
McGrath RentCorp	291,300	7,637,886
Preformed Line Products	199,036	11,648,582
Simpson Manufacturing	382,051	11,809,196

		45,101,256

Construction Materials - 0.4%
Ameron International	157,300	12,013,001
Ash Grove Cement [d]	39,610	6,139,550

	SHARES	VALUE
Industrial Products (continued)
Construction Materials (continued)
Louisiana-Pacific Corporation [a]	78,000	$737,880

		18,890,431

Industrial Components - 1.7%
Bel Fuse Cl. A	22,350	565,902
Bel Fuse Cl. B	98,360	2,350,804
Chase Corporation [b]	773,974	12,615,776
CLARCOR	329,500	14,132,255
CTS Corporation	76,512	846,223
Donaldson Company	146,700	8,549,676
Hubbell Cl. B	380,077	22,854,030
PerkinElmer	702,600	18,141,132
Regal-Beloit	27,703	1,849,452
Watts Water Technologies Cl. A	19,200	702,528

		82,607,778

Machinery - 4.8%
Alamo Group	2,764	76,894
Ampco-Pittsburgh	190,220	5,335,671
Briggs & Stratton	474,730	9,347,434
Bucyrus International	6,000	536,400
Cascade Corporation	142,079	6,717,495
Franklin Electric	366,900	14,279,748
FreightCar America	65,339	1,890,911
Gorman-Rupp Company	461,307	14,909,442
Lincoln Electric Holdings	227,329	14,837,764
Lindsay Corporation	234,383	13,929,382
Mueller (Paul) Company [a,b,d]	116,700	1,983,900
Nordson Corporation	365,900	33,618,892
Roper Industries	214,500	16,394,235
Starrett (L.S.) Company (The) Cl. A [b]	529,400	6,183,392
Sun Hydraulics	674,265	25,487,217
Tennant Company	580,700	22,304,687
Toro Company (The)	328,275	20,234,871
Woodward Governor	609,200	22,881,552

		230,949,887

Metal Fabrication and Distribution - 2.1%
Carpenter Technology	293,775	11,821,506
Kennametal	142,300	5,615,158
Mueller Industries	406,762	13,301,118
Olympic Steel	56,597	1,623,202
Reliance Steel & Aluminum	628,913	32,137,454
Schnitzer Steel Industries Cl. A	195,400	12,972,606
Sims Metal Management ADR	337,175	7,363,902
Timken Company (The)	45,732	2,182,788
Trinity Industries	486,487	12,945,419

		99,963,153

Miscellaneous Manufacturing - 1.8%
Acuity Brands	6,068	349,942
American Railcar Industries [a]	201,312	4,455,034
Barnes Group	24,564	507,738
Brady Corporation Cl. A	456,800	14,896,248
Carlisle Companies	82,583	3,281,848
Crane Company	301,000	12,362,070
HNI Corporation	446,384	13,927,181
Raven Industries	156,201	7,449,226

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 77

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Miscellaneous Manufacturing (continued)
Smith (A.O.) Corporation	586,800	$22,345,344
Standex International	76,645	2,292,452
Valmont Industries	20,634	1,830,855

		83,697,938

Paper and Packaging - 1.0%
AptarGroup	86,500	4,114,805
Bemis Company	464,800	15,180,368
Greif Cl. A	237,101	14,676,552
Schweitzer-Mauduit International	3,100	195,052
Sealed Air	13,113	333,726
Sonoco Products	383,080	12,898,303

		47,398,806

Pumps, Valves and Bearings - 0.2%
Kaydon Corporation	202,900	8,262,088
Robbins & Myers	22,604	808,771

		9,070,859

Specialty Chemicals and Materials - 3.4%
Agrium	5,200	477,100
Albemarle Corporation	443,000	24,710,540
Balchem Corporation	991,500	33,522,615
Cabot Corporation	770,700	29,016,855
H.B. Fuller Company	19,867	407,671
Innophos Holdings	23,410	844,633
International Flavors & Fragrances	175,000	9,728,250
Lubrizol Corporation (The)	249,500	26,666,560
Methanex Corporation	341,898	10,393,699
Minerals Technologies	27,217	1,780,264
NewMarket Corporation	9,626	1,187,560
Park Electrochemical	110,545	3,316,350
Quaker Chemical	405,000	16,876,350
Schulman (A.)	25,439	582,299
Stepan Company	51,339	3,915,625

		163,426,371

Other Industrial Products - 0.2%
MTS Systems	226,491	8,484,353

Total (Cost $457,954,959)		809,495,733

Industrial Services – 8.3%
Advertising and Publishing - 0.0%
Harte-Hanks	22,237	283,967
Scholastic Corporation	76,400	2,256,856

		2,540,823

Commercial Services - 4.4%
ABM Industries	709,700	18,665,110
Corporate Executive Board	236,000	8,861,800
Heidrick & Struggles International	196,097	5,618,179
Hillenbrand	243,625	5,069,836
Kelly Services Cl. A [a]	595,000	11,186,000
Landauer	386,371	23,170,669
Manpower	387,452	24,316,487
MAXIMUS	519,583	34,074,253
Ritchie Bros. Auctioneers	1,596,320	36,795,176
Rollins	833,625	16,464,094

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Towers Watson & Company Cl. A	455,700	$23,723,742
UniFirst Corporation	46,316	2,549,696

		210,495,042

Engineering and Construction - 0.4%
Comfort Systems USA	512,007	6,743,132
Granite Construction	192,375	5,276,847
KBR	191,313	5,829,307

		17,849,286

Food, Tobacco and Agriculture - 0.7%
Corn Products International	88,967	4,092,482
Farmer Bros.	542,300	9,652,940
Seaboard Corporation	9,476	18,866,716

		32,612,138

Industrial Distribution - 0.9%
Applied Industrial Technologies	314,870	10,226,978
Doshisha	60,000	1,401,897
Grainger (W.W.)	158,100	21,835,191
Houston Wire & Cable	69,064	928,220
Mine Safety Appliances	196,000	6,101,480
Watsco	19,602	1,236,494

		41,730,260

Printing - 0.2%
Ennis	545,341	9,325,331
Schawk	63,700	1,310,946

		10,636,277

Transportation and Logistics - 1.7%
Alexander & Baldwin	494,700	19,802,841
Arkansas Best	228,281	6,259,465
C. H. Robinson Worldwide	256,000	20,528,640
Euroseas	125,346	463,780
Expeditors International of Washington	458,400	25,028,640
UTi Worldwide	492,600	10,443,120

		82,526,486

Other Industrial Services - 0.0%
US Ecology	28,000	486,640

Total (Cost $231,548,919)		398,876,952

Natural Resources – 10.9%
Energy Services - 4.9%
Boardwalk Pipeline Partners L.P.	48,000	1,494,240
CARBO Ceramics	279,100	28,898,014
Energy Transfer Equity L.P.	530,600	20,730,542
Ensign Energy Services	5,400	81,627
Enterprise Products Partners L.P.	428,850	17,844,449
Exterran Partners L.P.	479,700	12,884,742
Frontier Oil [a]	40,000	720,400
Gulf Island Fabrication	13,087	368,792
Helmerich & Payne	628,555	30,472,346
Lufkin Industries	115,536	7,208,291
National Fuel Gas	62,076	4,073,427
Nicor	372,892	18,614,769
NuStar GP Holdings LLC	369,200	13,413,036
Patterson-UTI Energy	128,177	2,762,214

78 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Precision Drilling [a]	700,150	$6,784,453
Rowan Companies [a]	848,505	29,621,310
SEACOR Holdings	306,600	30,994,194
Tidewater	13,266	714,241
Trican Well Service	278,400	5,639,119
World Fuel Services	49,599	1,793,500

		235,113,706

Oil and Gas - 4.0%
Berry Petroleum Cl. A	1,300	56,810
Cimarex Energy	291,690	25,823,316
Delek US Holdings	49,403	359,654
Energen Corporation	1,063,100	51,305,206
Hugoton Royalty Trust	250,600	5,142,312
Magellan Midstream Partners L.P.	433,701	24,504,106
Penn Virginia	633,760	10,659,843
Penn Virginia GP Holdings L.P.	525,000	13,818,000
Pioneer Southwest Energy Partners L.P.	701,567	21,068,057
Plains All American Pipeline L.P.	281,530	17,677,269
San Juan Basin Royalty Trust	26,590	625,929
SM Energy	33,242	1,958,951
Sunoco Logistics Partners L.P.	231,000	19,309,290
W&T Offshore	77,700	1,388,499

		193,697,242

Precious Metals and Mining - 1.6%
Agnico-Eagle Mines	40,000	3,068,000
Alliance Holdings GP L.P.	528,500	25,362,715
Alliance Resource Partners L.P.	278,000	18,281,280
Gold Fields ADR	434,700	7,881,111
IAMGOLD Corporation	101,000	1,797,800
Major Drilling Group International	211,500	8,838,203
Natural Resource Partners L.P.	325,200	10,796,640

		76,025,749

Real Estate - 0.4%
Deltic Timber	172,000	9,690,480
W.P. Carey & Co.	281,231	8,799,718

		18,490,198

Total (Cost $328,040,395)		523,326,895

Technology – 4.9%
Aerospace and Defense - 2.0%
American Science & Engineering	138,012	11,762,763
Cubic Corporation	321,577	15,162,356
HEICO Corporation	238,000	12,145,140
HEICO Corporation Cl. A	250,198	9,337,389
ManTech International Cl. A [a]	840,868	34,753,074
National Presto Industries	94,616	12,301,026
Triumph Group	20,188	1,805,009

		97,266,757

Components and Systems - 1.1%
Analogic Corporation	141,400	7,000,714
AVX Corporation	1,034,146	15,956,873
Diebold	20,700	663,435
Methode Electronics	1,151,680	14,937,290
Nam Tai Electronics	1,756,871	11,243,974

	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
OPTEX	30,000	$445,991
Sato Corporation	30,000	397,586

		50,645,863

Internet Software and Services - 0.1%
EarthLink	435,898	3,748,723
United Online	533,551	3,521,436

		7,270,159

IT Services - 0.6%
Black Box	322,875	12,362,884
Jack Henry & Associates	500,400	14,586,660

		26,949,544

Semiconductors and Equipment - 0.5%
ADTRAN	270,400	9,791,184
Cognex Corporation	418,300	12,306,386
Maxim Integrated Products	36,000	850,320
Micrel	30,600	397,494

		23,345,384

Software - 0.1%
Fair Isaac	180,657	4,221,954

Telecommunications - 0.5%
Atlantic Tele-Network	284,903	10,923,181
Comtech Telecommunications	192,388	5,334,919
Plantronics	116,691	4,343,239
SureWest Communications [a]	271,400	2,903,980
USA Mobility	167,433	2,975,285

		26,480,604

Total (Cost $200,589,317)		236,180,265

Utilities – 2.0%
ALLETE	201,047	7,491,011
Aqua America	819,766	18,428,340
Consolidated Water	41,627	381,720
ITC Holdings	250,000	15,495,000
Otter Tail	15,000	338,100
Piedmont Natural Gas	474,500	13,267,020
PNM Resources	638,900	8,318,478
SJW	400,400	10,598,588
Southern Union	22,576	543,404
UGI Corporation	660,076	20,845,200

Total (Cost $78,043,033)		95,706,861

Miscellaneous[e] – 2.1%
Total (Cost $81,186,071)		98,665,632

TOTAL COMMON STOCKS
(Cost $3,188,421,353)		4,466,683,347

PREFERRED STOCKS – 0.3%
†Bank of N.T. Butterfield & Son 0% Conv.[a,f]	77,665	72,209
MF Global Holdings 9.75% Conv.[d]	50,000	6,050,000
Reinsurance Group of America 5.75% Conv.	89,000	6,245,130

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 79

Schedules of Investments

Royce Total Return Fund (continued)	Royce Heritage Fund

	SHARES	VALUE
PREFERRED STOCKS (continued)
Vornado Realty Trust 6.625% Ser. G	30,000	$696,000

TOTAL PREFERRED STOCKS
(Cost $9,772,554)		13,063,339

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.4%
Charming Shoppes 1.125% Conv. Senior Note due 5/1/14	$20,000,000	16,700,000
GAMCO Investors 0.00% due 12/31/15 [f]	8,905	605,540
Leucadia National 3.75% Conv. Senior Note due 4/15/14	3,000,000	4,203,750
Mueller Industries 6.00% Sub. Deb. due 11/1/14 [c]	1,088,000	1,078,480

TOTAL CORPORATE BONDS
(Cost $20,268,508)		22,587,770

REPURCHASE AGREEMENT – 6.3%

State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $301,220,263 (collateralized by obligations of various U.S. Government Agencies, 0.35%-2.75% due 3/28/11-4/11/11, valued at $308,747,675)

(Cost $301,217,000)		301,217,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0154%)
(Cost $3,939,419)		3,939,419

TOTAL INVESTMENTS – 100.2%
(Cost $3,523,618,834)		4,807,490,875

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(11,516,038)

NET ASSETS – 100.0%		$4,795,974,837

	SHARES	VALUE
COMMON STOCKS – 94.0%

Consumer Products – 3.8%
Apparel, Shoes and Accessories - 1.4%
Bulgari	58,000	$626,631
Carter’s [a]	35,000	1,032,850
Daphne International Holdings	403,000	377,450
Marimekko	25,300	488,531
Stella International Holdings	207,400	413,583
True Religion Apparel [a]	24,400	543,144
Warnaco Group (The) [a]	7,700	424,039

		3,906,228

Food/Beverage/Tobacco - 0.5%
†National Beverage	59,310	779,334
Sanderson Farms	13,500	528,525

		1,307,859

Health, Beauty and Nutrition - 0.2%
NutriSystem	21,300	447,939

Home Furnishing and Appliances - 1.3%
Ethan Allen Interiors	62,100	1,242,621
Hunter Douglas	19,000	1,004,670
Mohawk Industries [a]	26,400	1,498,464

		3,745,755

Sports and Recreation - 0.4%
Thor Industries	35,300	1,198,788

Total (Cost $8,638,087)		10,606,569

Consumer Services – 2.7%
Leisure and Entertainment - 0.5%
DreamWorks Animation SKG Cl. A [a]	53,000	1,561,910

Retail Stores - 1.7%
Big Lots [a]	13,600	414,256
Charming Shoppes [a]	89,300	317,015
†FamilyMart	25,700	968,617
GameStop Corporation Cl. A [a]	17,600	402,688
Kirkland’s [a]	29,800	418,094
Lewis Group	67,000	826,782
Luk Fook Holdings (International)	138,900	485,171
Rent-A-Center	15,600	503,568
Wet Seal (The) Cl. A [a]	91,500	338,550

		4,674,741

Other Consumer Services - 0.5%
Sotheby’s	30,600	1,377,000

Total (Cost $5,641,010)		7,613,651

Financial Intermediaries – 5.9%
Banking - 1.0%
Bank Sarasin & Co. Cl. B	12,342	562,320
Banque Privee Edmond de Rothschild	26	750,802
Julius Baer Group	32,000	1,499,038

		2,812,160

Insurance - 0.1%
Greenlight Capital Re Cl. A [a]	8,600	230,566

Real Estate Investment Trusts - 0.6%
Cousins Properties	193,171	1,611,046

80 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers - 1.6%
Cowen Group Cl. A [a]	349,594	$1,629,108
Egyptian Financial Group-Hermes Holding	194,000	1,123,228
FBR Capital Markets [a]	215,000	821,300
International Assets Holding Corporation [a]	17,800	420,080
Stifel Financial [a]	5,700	353,628

		4,347,344

Securities Exchanges - 1.8%
NASDAQ OMX Group (The) [a]	40,000	948,400
Singapore Exchange	129,000	846,363
TMX Group	86,900	3,230,236

		5,024,999

Other Financial Intermediaries - 0.8%
†KKR & Co. L.P.	158,000	2,243,600

Total (Cost $15,394,263)		16,269,715

Financial Services – 10.8%
Diversified Financial Services - 0.5%
Lazard Cl. A	34,600	1,366,354

Information and Processing - 1.5%
Morningstar	36,528	1,938,906
SEI Investments	94,400	2,245,776

		4,184,682

Investment Management - 8.5%
Affiliated Managers Group [a]	9,450	937,629
AllianceBernstein Holding L.P.	43,500	1,014,855
Artio Global Investors Cl. A	104,509	1,541,508
Ashmore Group	384,900	2,010,926
Cohen & Steers	57,000	1,487,700
Evercore Partners Cl. A	5,400	183,600
Federated Investors Cl. B	90,400	2,365,768
Invesco	50,500	1,215,030
†Jupiter Fund Management [a]	300,900	1,409,275
Partners Group Holding	5,900	1,119,423
Reinet Investments [a]	30,000	521,157
Sprott	214,100	1,735,539
T. Rowe Price Group	20,700	1,335,978
Value Partners Group	2,709,700	2,719,182
VZ Holding	4,600	590,374
Waddell & Reed Financial Cl. A	60,800	2,145,632
Westwood Holdings Group	33,797	1,350,528

		23,684,104

Specialty Finance - 0.3%
First Cash Financial Services [a]	9,200	285,108
World Acceptance [a]	8,300	438,240

		723,348

Total (Cost $21,808,960)		29,958,488

Health – 5.3%
Commercial Services - 0.4%
† PAREXEL International [a]	55,000	1,167,650

Drugs and Biotech - 1.9%
†Adcock Ingram Holdings	105,000	954,763

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
Endo Pharmaceuticals Holdings [a]	12,400	$442,804
†Green Cross	7,700	943,079
†Hikma Pharmaceuticals	72,000	910,950
†Unichem Laboratories	340,000	1,855,306

		5,106,902

Health Services - 1.2%
Advisory Board (The) [a]	29,000	1,381,270
†EPS	300	734,204
ICON ADR [a]	55,100	1,206,690

		3,322,164

Medical Products and Devices - 1.8%
Atrion Corporation	4,900	879,354
Carl Zeiss Meditec	57,000	1,088,075
Exactech [a]	57,000	1,072,740
Fielmann	4,700	446,803
Techne Corporation	12,100	794,607
Waters Corporation [a]	10,000	777,100

		5,058,679

Total (Cost $12,097,055)		14,655,395

Industrial Products – 19.0%
Automotive - 0.9%
Gentex Corporation	40,000	1,182,400
Nokian Renkaat	28,000	1,027,080
Norstar Founders Group [a,f]	533,500	25,052
SORL Auto Parts [a]	27,600	235,428

		2,469,960

Building Systems and Components - 1.8%
AAON	54,900	1,548,729
Drew Industries	57,300	1,301,856
Simpson Manufacturing	63,000	1,947,330

		4,797,915

Industrial Components - 1.4%
Amphenol Corporation Cl. A	16,900	891,982
GrafTech International [a]	108,200	2,146,688
PerkinElmer	33,500	864,970

		3,903,640

Machinery - 4.3%
Astec Industries [a]	26,700	865,347
Burckhardt Compression Holding	4,500	1,246,524
FreightCar America	18,300	529,602
Hurco Companies [a]	22,400	529,760
IPG Photonics [a]	40,000	1,264,800
Jinpan International	82,298	866,598
Lincoln Electric Holdings	31,000	2,023,370
Rofin-Sinar Technologies [a]	44,500	1,577,080
Spirax-Sarco Engineering	43,000	1,296,578
Tennant Company	45,200	1,736,132

		11,935,791

Metal Fabrication and Distribution - 6.2%
Allegheny Technologies	21,000	1,158,780
China Metal Recycling (Holdings)	417,600	442,163
Commercial Metals	28,800	477,792
Foster (L.B.) Company Cl. A [a]	46,100	1,887,334

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 81

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution (continued)
Fushi Copperweld [a,c]	77,946	$692,161
Haynes International	8,200	343,006
†Horsehead Holding Corporation [a]	57,900	755,016
Kennametal	70,100	2,766,146
Nucor Corporation	55,300	2,423,246
Schnitzer Steel Industries Cl. A	32,700	2,170,953
Sims Metal Management ADR	68,400	1,493,856
†Worthington Industries	142,000	2,612,800

		17,223,253

Miscellaneous Manufacturing - 1.4%
Raven Industries	50,200	2,394,038
†Valmont Industries	17,200	1,526,156

		3,920,194

Paper and Packaging - 1.0%
Greif Cl. A	44,100	2,729,790

Pumps, Valves and Bearings - 1.3%
Gardner Denver	19,000	1,307,580
Kaydon Corporation	54,900	2,235,528

		3,543,108

Specialty Chemicals and Materials - 0.4%
OM Group [a]	6,900	265,719
†Victrex	40,000	924,858

		1,190,577

Other Industrial Products - 0.3%
MTS Systems	23,400	876,564

Total (Cost $36,559,203)		52,590,792

Industrial Services – 14.5%
Advertising and Publishing - 0.2%
ValueClick [a]	32,500	520,975

Commercial Services - 6.2%
Brink’s Company (The)	108,880	2,926,695
Global Sources [a]	26,606	253,289
Grupo Aeroportuario del Centro Norte ADR	67,000	1,035,150
Heritage-Crystal Clean [a]	176,164	1,758,117
Manpower	36,800	2,309,568
MAXIMUS	19,500	1,278,810
Michael Page International	105,000	908,565
†Pico Far East Holdings	3,894,000	826,613
Ritchie Bros. Auctioneers	125,600	2,895,080
Team [a]	16,810	406,802
Towers Watson & Company Cl. A	26,200	1,363,972
Verisk Analytics Cl. A [a]	39,000	1,329,120

		17,291,781

Engineering and Construction - 4.5%
Cavco Industries [a]	18,400	859,096
Comfort Systems USA	28,200	371,394
EMCOR Group [a]	115,700	3,352,986
Fluor Corporation	29,600	1,961,296
KBR	75,500	2,300,485
NVR [a]	3,400	2,349,468

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction (continued)
†Raubex Group	370,000	$1,311,499

		12,506,224

Food, Tobacco and Agriculture - 1.2%
China Green (Holdings)	638,800	624,598
†Darling International [a]	100,000	1,328,000
Intrepid Potash [a]	32,900	1,226,841

		3,179,439

Transportation and Logistics - 2.4%
Forward Air	41,300	1,172,094
Landstar System	55,800	2,284,452
Patriot Transportation Holding [a]	26,504	2,463,812
Universal Truckload Services [a]	46,600	741,872

		6,662,230

Total (Cost $32,803,438)		40,160,649

Natural Resources – 14.5%
Energy Services - 6.6%
CE Franklin [a]	56,800	406,120
†Ensco ADR	35,500	1,894,990
Ensign Energy Services	24,800	374,881
Helmerich & Payne	83,700	4,057,776
Lamprell	280,000	1,403,501
Lufkin Industries	27,000	1,684,530
Oil States International [a]	42,200	2,704,598
Pason Systems	72,700	1,020,710
Patterson-UTI Energy	19,800	426,690
Rowan Companies [a]	14,800	516,668
SEACOR Holdings	8,000	808,720
†TGS-NOPEC Geophysical	46,500	1,047,935
Trican Well Service	96,800	1,960,728

		18,307,847

Oil and Gas - 0.3%
Gran Tierra Energy [a]	56,600	455,630
SM Energy	7,800	459,654

		915,284

Precious Metals and Mining - 7.1%
†African Barrick Gold	67,200	640,154
Agnico-Eagle Mines	18,400	1,411,280
†Compass Minerals International	15,000	1,339,050
Fresnillo	86,000	2,236,497
†Gold Fields ADR	73,400	1,330,742
†Hochschild Mining	289,300	2,886,703
†Kinross Gold	84,455	1,601,267
Major Drilling Group International	60,000	2,507,291
Pan American Silver	53,600	2,208,856
Randgold Resources ADR	3,100	255,223
Seabridge Gold [a]	101,500	3,114,020

		19,531,083

82 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Natural Resources (continued)
Other Natural Resources - 0.5%
China Forestry Holdings	1,462,500	$686,770
Magma Energy [a]	450,000	665,292

		1,352,062

Total (Cost $25,305,997)		40,106,276

Technology – 12.8%
Aerospace and Defense - 1.1%
†FLIR Systems [a]	70,200	2,088,450
HEICO Corporation	17,500	893,025

		2,981,475

Components and Systems - 2.4%
Benchmark Electronics [a]	40,000	726,400
Dionex Corporation [a]	18,000	2,124,180
†Pfeiffer Vacuum Technology	17,000	1,999,105
Pulse Electronics	185,000	984,200
Western Digital [a]	25,600	867,840

		6,701,725

Distribution - 0.2%
Cogo Group [a]	72,260	639,501

IT Services - 1.3%
Sapient Corporation	119,800	1,449,580
SRA International Cl. A [a]	103,300	2,112,485
Yucheng Technologies [a]	8,000	28,880

		3,590,945

Semiconductors and Equipment - 4.3%
ADTRAN	32,400	1,173,204
Advanced Energy Industries [a]	53,000	722,920
Analog Devices	31,000	1,167,770
Chroma Ate	378,640	1,131,122
Cognex Corporation	50,000	1,471,000
† Coherent [a]	45,000	2,031,300
Diodes [a]	98,300	2,653,117
International Rectifier [a]	48,000	1,425,120

		11,775,553

Software - 3.1%
Actuate Corporation [a]	76,600	436,620
American Software Cl. A	61,330	415,204
ANSYS [a]	46,400	2,416,048
†AutoNavi Holdings ADR [a,c]	35,000	561,050
Blackboard [a,c]	34,700	1,433,110
†Convio [a]	135,000	1,117,800
National Instruments	55,500	2,089,020

		8,468,852

Telecommunications - 0.4%
†Citic Telecom International Holdings	1,817,000	579,734
Tekelec [a]	52,000	619,320

		1,199,054

Total (Cost $26,762,280)		35,357,105

Miscellaneous[e] – 4.7%
Total (Cost $12,097,156)		13,104,550

VALUE
TOTAL COMMON STOCKS
(Cost $197,107,449)	$260,423,190

REPURCHASE AGREEMENT – 6.5%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $18,106,196 (collateralized by obligations of various U.S. Government Agencies, due 5/24/11, valued at $18,561,769)
(Cost $18,106,000)	18,106,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0154%) (Cost $1,857,773)	1,857,773

TOTAL INVESTMENTS – 101.2%
(Cost $217,071,222)	280,386,963

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%	(3,328,449)

NET ASSETS – 100.0%	$277,058,514

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 83

Schedules of Investments

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 93.5%

Consumer Products – 3.7%
Apparel, Shoes and Accessories - 1.8%
Bernard Chaus [a,d]	1,036,836	$114,052
Frederick’s of Hollywood Group [a]	930,328	837,295
Hanesbrands [a]	354,300	8,999,220
†Joe’s Jeans [a,c]	1,015,600	1,584,336
Liz Claiborne [a,c]	1,674,969	11,992,778
Quiksilver [a]	733,200	3,717,324
The Jones Group	860,171	13,367,058

		40,612,063

Food/Beverage/Tobacco - 0.1%
Smart Balance [a]	608,500	2,634,805

Health, Beauty and Nutrition - 0.3%
Elizabeth Arden [a]	287,352	6,611,969

Home Furnishing and Appliances - 1.2%
American Woodmark	290,608	7,131,520
Furniture Brands International [a]	1,641,401	8,436,801
La-Z-Boy [a]	1,143,441	10,313,838

		25,882,159

Sports and Recreation - 0.3%
Steinway Musical Instruments [a]	328,200	6,514,770

Total (Cost $86,038,890)		82,255,766

Consumer Services – 10.0%
Direct Marketing - 0.2%
Gaiam Cl. A	672,234	5,176,202

Leisure and Entertainment - 0.6%
†Isle of Capri Casinos [a]	471,130	4,814,949
†Six Flags Entertainment	167,395	9,106,288

		13,921,237

Media and Broadcasting - 0.1%
Ballantyne Strong [a]	152,550	1,185,313

Online Commerce - 0.3%
Autobytel [a]	1,363,422	1,172,543
1-800-FLOWERS.COM Cl. A [a]	1,541,027	4,145,362

		5,317,905

Restaurants and Lodgings - 2.3%
California Pizza Kitchen [a]	578,868	10,002,839
Einstein Noah Restaurant Group [a]	340,552	4,784,756
Jamba [a]	2,228,167	5,057,939
Krispy Kreme Doughnuts [a]	740,000	5,165,200
Orient-Express Hotels Cl. A [a]	878,100	11,406,519
Red Robin Gourmet Burgers [a]	362,669	7,786,503
Ruby Tuesday [a]	554,200	7,237,852

		51,441,608

Retail Stores - 6.5%
bebe stores	1,236,121	7,367,281
Brown Shoe	373,244	5,199,289
Central Garden & Pet [a]	629,697	6,196,218
Coldwater Creek [a]	724,400	2,296,348
Collective Brands [a]	419,600	8,853,560
Conn’s [a,c]	625,233	2,926,090
Cost Plus [a]	1,080,038	10,476,369

	SHARES	VALUE
Consumer Services (continued)
Retail Stores (continued)
dELiA*s [a,b,c]	2,002,784	$3,484,844
Dillard’s Cl. A	519,100	19,694,654
Lithia Motors Cl. A	873,550	12,483,030
MarineMax [a,b]	1,219,450	11,401,858
Pacific Sunwear of California [a]	746,800	4,047,656
Penske Automotive Group [a]	563,956	9,824,114
Pier 1 Imports [a]	352,400	3,700,200
REX American Resources [a]	336,900	5,174,784
Saks [a]	836,850	8,954,295
Talbots (The) [a]	886,362	7,551,804
West Marine [a]	946,161	10,010,383
Wet Seal (The) Cl. A [a]	826,700	3,058,790

		142,701,567

Total (Cost $169,149,980)		219,743,832

Financial Intermediaries – 7.7%
Banking - 2.8%
Berkshire Hills Bancorp	196,300	4,338,230
Boston Private Financial Holdings	914,830	5,992,137
First Financial Holdings	198,200	2,281,282
Guaranty Bancorp [a]	716,501	1,010,266
Middleburg Financial	155,100	2,211,726
Old National Bancorp	370,700	4,407,623
Pacific Mercantile Bancorp [a]	15,786	58,566
Sterling Bancorp	489,700	5,127,159
SVB Financial Group [a]	234,500	12,440,225
†Tennessee Commerce Bancorp [a]	453,298	2,225,693
Texas Capital Bancshares [a]	297,800	6,334,206
Umpqua Holdings	510,200	6,214,236
Valley National Bancorp	160,780	2,299,154
Washington Federal	408,600	6,913,512

		61,854,015

Insurance - 3.2%
Argo Group International Holdings	286,400	10,725,680
Fidelity National Financial Cl. A	464,300	6,351,624
MBIA [a,c]	618,110	7,411,139
Meadowbrook Insurance Group	391,800	4,015,950
Navigators Group [a]	227,900	11,474,765
†Old Republic International	628,300	8,563,729
Radian Group	431,400	3,481,398
Tower Group	377,700	9,661,566
Unitrin	362,400	8,893,296

		70,579,147

Real Estate Investment Trusts - 0.0%
RAIT Financial Trust [a]	497,300	1,089,087

Securities Brokers - 1.7%
†KBW	371,500	10,372,280
Penson Worldwide [a,c]	681,030	3,330,237
Piper Jaffray [a]	263,900	9,239,139
†Stifel Financial [a]	229,300	14,225,772

		37,167,428

Total (Cost $159,277,604)		170,689,677

84 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Financial Services – 1.6%
Diversified Financial Services - 0.5%
†PHH Corporation [a]	492,306	$11,396,884

Investment Management - 1.0%
Evercore Partners Cl. A	245,400	8,343,600
Harris & Harris Group [a]	614,802	2,692,833
†Janus Capital Group	785,100	10,182,747

		21,219,180

Other Financial Services - 0.1%
Hilltop Holdings [a]	324,200	3,216,064

Total (Cost $31,523,632)		35,832,128

Health – 1.8%
Commercial Services - 0.1%
Kendle International [a]	286,233	3,117,077

Drugs and Biotech - 0.4%
Cambrex Corporation [a,b]	1,601,354	8,279,000

Health Services - 0.7%
Albany Molecular Research [a]	702,575	3,948,472
Kindred Healthcare [a]	327,800	6,021,686
PharMerica Corporation [a]	419,480	4,803,046

		14,773,204

Medical Products and Devices - 0.6%
AngioDynamics [a]	314,188	4,829,070
Del Global Technologies [a,b,d]	1,581,912	1,123,158
Digirad Corporation [a]	546,201	1,147,022
†Synergetics USA [a,c]	333,915	1,566,061
Wright Medical Group [a]	273,876	4,253,294

		12,918,605

Total (Cost $45,714,110)		39,087,886

Industrial Products – 24.5%
Automotive - 2.0%
ArvinMeritor [a]	429,305	8,809,339
Cooper Tire & Rubber	427,269	10,075,003
Dana Holding Corporation [a]	677,386	11,657,813
†Visteon Corporation [a,c]	68,766	5,105,875
†Wabash National [a]	688,600	8,159,910

		43,807,940

Building Systems and Components - 1.1%
Apogee Enterprises	604,563	8,143,464
Federal Signal	656,876	4,506,169
NCI Building Systems [a]	713,469	9,981,431
PGT [a,c]	1,112,009	2,724,422

		25,355,486

Construction Materials - 1.6%
Louisiana-Pacific Corporation [a]	1,105,100	10,454,246
Texas Industries	278,577	12,753,255
Trex Company [a,c]	524,740	12,572,770

		35,780,271

Industrial Components - 1.7%
CTS Corporation	617,164	6,825,834
Gerber Scientific [a,b]	1,306,100	10,279,007
GrafTech International [a]	266,960	5,296,486
Magnetek [a]	1,269,418	1,713,714

	SHARES	VALUE
Industrial Products (continued)
Industrial Components (continued)
Mueller Water Products Cl. A	1,180,175	$4,921,330
Planar Systems [a,b,c]	1,418,133	2,892,991
Zygo Corporation [a]	453,586	5,547,357

		37,476,719

Machinery - 1.3%
Astec Industries [a]	45,333	1,469,243
Chart Industries [a]	313,193	10,579,660
Flow International [a]	1,823,172	7,456,773
Hardinge	390,507	3,803,538
Hurco Companies [a]	205,795	4,867,052

		28,176,266

Metal Fabrication and Distribution - 5.3%
Carpenter Technology	378,581	15,234,099
Haynes International	398,091	16,652,147
Insteel Industries	406,800	5,080,932
†Kaiser Aluminum	272,400	13,644,516
Ladish [a]	55,274	2,686,869
†Mueller Industries	256,700	8,394,090
NN [a]	722,850	8,934,426
Northwest Pipe [a]	384,735	9,245,182
RTI International Metals [a]	273,500	7,379,030
Timken Company (The)	304,000	14,509,920
Trinity Industries	549,750	14,628,848

		116,390,059

Miscellaneous Manufacturing - 0.6%
Barnes Group	583,500	12,060,945
Flanders Corporation [a,d]	299,765	926,274
†Spire Corporation [a,c]	264,684	1,379,004

		14,366,223

Paper and Packaging - 2.0%
Albany International Cl. A	577,800	13,688,082
Boise	777,600	6,166,368
†GCB Jefferson Smurfit (Warrants) [a]	3,677,000	119,503
Graphic Packaging Holding Company [a]	1,039,400	4,043,266
†Smurfit-Stone Container [a]	371,039	9,498,598
†Stone & Webster (Warrants) [a,c]	2,206,000	71,695
Temple-Inland	524,200	11,134,008

		44,721,520

Pumps, Valves and Bearings - 0.9%
CIRCOR International	200,477	8,476,168
Robbins & Myers	314,100	11,238,498

		19,714,666

Specialty Chemicals and Materials - 6.7%
Aceto Corporation	873,979	7,865,811
Chemtura Corporation [a]	403,800	6,452,724
Cytec Industries	101,113	5,365,056
Ferro Corporation [a]	938,795	13,743,959
H.B. Fuller Company	411,700	8,448,084
Lydall [a,b]	905,463	7,288,977
Material Sciences [a,b]	1,006,950	6,434,410
Minerals Technologies	154,300	10,092,763
OM Group [a]	398,380	15,341,614
Park Electrochemical	460,142	13,804,260
PolyOne Corporation [a]	692,350	8,647,451

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 85

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
Quaker Chemical	232,800	$9,700,776
Rockwood Holdings [a]	147,374	5,765,271
Solutia [a]	536,800	12,389,344
Spartech Corporation [a]	887,561	8,307,571
†Zoltek Companies [a,c]	674,400	7,789,320

		147,437,391

Textiles - 1.0%
Dixie Group [a,b]	773,044	2,775,228
Interface Cl. A	485,500	7,598,075
Unifi [a]	654,239	11,076,266

		21,449,569

Other Industrial Products - 0.3%
Koppers Holdings	166,392	5,953,506

Total (Cost $373,961,835)		540,629,616

Industrial Services – 8.6%
Advertising and Publishing - 2.7%
Harris Interactive [a]	2,415,064	2,946,378
†Interpublic Group of Companies [a]	903,900	9,599,418
Journal Communications Cl. A [a]	330,086	1,666,934
Martha Stewart Living Omnimedia Cl. A [a]	1,371,850	6,063,577
McClatchy Company (The) Cl. A [a,c]	1,231,500	5,751,105
Media General Cl. A [a]	1,111,610	6,425,106
†Meredith Corporation	260,462	9,025,008
New York Times Cl. A [a,c]	860,900	8,436,820
ValueClick [a]	622,891	9,984,943

		59,899,289

Commercial Services - 2.3%
Cinedigm Digital Cinema Cl. A [a,c]	967,100	1,595,715
Furmanite Corporation [a]	1,307,980	9,038,142
Hudson Highland Group [a]	679,478	3,961,357
†Korn/Ferry International [a]	419,000	9,683,090
Rentrak Corporation [a]	230,400	6,948,864
TRC Companies [a,b]	1,772,880	6,205,080
United Rentals [a]	581,440	13,227,760

		50,660,008

Engineering and Construction - 1.9%
Comstock Homebuilding Cl. A [a,b]	1,229,265	1,425,947
Hovnanian Enterprises Cl. A [a,c]	1,277,332	5,224,288
iShares Dow Jones US Home Construction Index Fund	472,900	6,232,822
M.D.C. Holdings	364,800	10,495,296
Matrix Service [a]	640,400	7,800,072
Toll Brothers [a]	602,984	11,456,696

		42,635,121

Transportation and Logistics - 1.7%
Arkansas Best	270,772	7,424,568
Atlas Air Worldwide Holdings [a]	179,400	10,015,902
Horizon Lines Cl. A	1,007,056	4,400,835
JetBlue Airways [a]	307,200	2,030,592

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
Overseas Shipholding Group	362,400	$12,836,208

		36,708,105

Total (Cost $187,334,620)		189,902,523

Natural Resources – 3.8%
Energy Services - 1.0%
Newpark Resources [a]	474,177	2,920,930
†Patterson-UTI Energy	401,300	8,648,015
Rowan Companies [a]	120,700	4,213,637
StealthGas [a]	854,945	6,813,912

		22,596,494

Oil and Gas - 2.1%
Goodrich Petroleum [a,c]	440,100	7,763,364
†McMoRan Exploration [a,c]	333,802	5,721,366
SM Energy	112,800	6,647,304
Stone Energy [a]	262,200	5,844,438
Swift Energy [a]	248,100	9,713,115
†Tesoro Corporation [a]	526,300	9,757,602

		45,447,189

Precious Metals and Mining - 0.7%
Century Aluminum [a]	1,009,200	15,672,876

Total (Cost $57,548,427)		83,716,559

Technology – 26.8%
Aerospace and Defense - 2.3%
GenCorp [a]	795,642	4,113,469
Hexcel Corporation [a]	657,847	11,900,452
Kaman Corporation	521,081	15,147,825
Mercury Computer Systems [a]	527,800	9,700,964
Moog Cl. A [a]	242,500	9,651,500

		50,514,210

Components and Systems - 5.0%
Analogic Corporation	207,225	10,259,710
Benchmark Electronics [a]	531,860	9,658,578
Cray [a]	1,402,381	10,027,024
Dot Hill Systems [a]	2,328,221	4,051,104
Evans & Sutherland Computer [a,b,d]	766,730	567,380
Identive Group [a]	902,205	2,273,557
Intermec [a]	913,850	11,569,341
Interphase Corporation [a,b]	373,600	672,480
KEMET Corporation [a]	801,254	11,682,283
Maxwell Technologies [a]	378,311	7,146,295
Methode Electronics	373,102	4,839,133
Network Engines [a]	1,018,246	1,547,734
Newport Corporation [a]	726,687	12,622,553
Perceptron [a]	288,213	1,420,890
SigmaTron International [a,b]	329,572	2,109,261
SMART Modular Technologies (WWH) [a]	492,600	2,837,376
†Viasystems Group [a]	334,608	6,739,005
Vishay Intertechnology [a]	784,423	11,515,330

		111,539,034

Distribution - 0.5%
Ingram Micro Cl. A [a]	613,300	11,707,897

86 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Technology (continued)
Internet Software and Services - 1.8%
†AOL [a]	492,200	$11,670,062
EarthLink	894,500	7,692,700
InfoSpace [a]	898,121	7,454,404
S1 Corporation [a]	959,857	6,623,013
Support.com [a]	730,485	4,733,543
WebMediaBrands [a,c]	1,367,982	2,188,771

		40,362,493

Semiconductors and Equipment - 9.7%
Advanced Energy Industries [a]	876,256	11,952,132
ANADIGICS [a]	1,166,393	8,083,104
†ATMI [a]	428,900	8,552,266
AXT [a]	466,980	4,875,271
Brooks Automation [a]	1,285,800	11,662,206
BTU International [a,b]	627,955	5,645,315
Cascade Microtech [a]	34,916	150,837
Cohu	417,300	6,918,834
Fairchild Semiconductor International [a]	544,900	8,505,889
FEI Company [a]	444,400	11,736,604
Integrated Silicon Solution [a]	333,875	2,681,016
International Rectifier [a]	258,592	7,677,597
Intevac [a]	541,494	7,586,331
Kulicke & Soffa Industries [a]	713,600	5,137,920
LeCroy Corporation [a]	777,636	7,651,938
MEMC Electronic Materials [a]	1,090,200	12,275,652
Mentor Graphics [a]	960,500	11,526,000
Nanometrics [a]	720,542	9,244,554
Novellus Systems [a]	220,901	7,139,520
Pericom Semiconductor [a]	980,766	10,768,811
PLX Technology [a]	1,105,212	3,989,815
Rudolph Technologies [a]	333,311	2,743,150
Sanmina-SCI Corporation [a]	812,301	9,325,215
Standard Microsystems [a]	266,600	7,686,078
SunPower Corporation Cl. B [a]	980,568	12,168,849
TriQuint Semiconductor [a]	410,072	4,793,742
TTM Technologies [a]	608,200	9,068,262
Ultra Clean Holdings [a]	176,206	1,640,478
Varian Semiconductor Equipment Associates [a]	68,200	2,521,354

		213,708,740

Software - 1.8%
Aspen Technology [a]	470,935	5,980,875
Avid Technology [a]	638,733	11,152,278
Bottomline Technologies [a]	710,698	15,429,254
Concurrent Computer [a]	374,787	1,888,926
Epicor Software [a]	456,585	4,611,508

		39,062,841

Telecommunications - 5.7%
Aviat Networks [a]	1,480,438	7,505,821
ClearOne Communications [a,b]	684,326	2,477,260
Dialogic [a,c]	515,724	2,037,110
General Communication Cl. A [a]	807,087	10,217,721
Globecomm Systems [a]	612,705	6,127,050
Harmonic [a]	1,035,200	8,871,664
† Iridium Communications [a,c]	522,416	4,309,932
Loral Space & Communications [a]	175,580	13,431,870

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
MasTec [a]	823,858	$12,020,088
Network Equipment Technologies [a,b]	1,838,489	8,512,204
Oplink Communications [a]	491,016	9,069,066
Opnext [a]	1,652,606	2,908,587
Powerwave Technologies [a]	2,055,750	5,221,605
Symmetricom [a]	1,028,804	7,294,220
Tekelec [a]	596,150	7,100,146
Tollgrade Communications [a,b]	651,988	6,050,449
UTStarcom [a]	2,518,402	5,187,908
Westell Technologies Cl. A [a]	2,061,071	6,739,702

		125,082,403

Total (Cost $495,129,222)		591,977,618

Miscellaneous[e] – 5.0%
Total (Cost $96,557,520)		109,385,723

TOTAL COMMON STOCKS
(Cost $1,702,235,840)		2,063,221,328

REPURCHASE AGREEMENT – 6.4%

State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $142,589,545 (collateralized by obligations of various U.S. Government Agencies, 0.48% due 4/25/11-4/29/11, valued at $146,155,623)

(Cost $142,588,000)		142,588,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.9%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0154%)
(Cost $41,587,493)		41,587,493

TOTAL INVESTMENTS – 101.8%
(Cost $1,886,411,333)		2,247,396,821

LIABILITIES LESS CASH AND OTHER ASSETS – (1.8)%		(40,652,287)

NET ASSETS – 100.0%		$2,206,744,534

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 87

Schedules of Investments

Royce Special Equity Fund

	SHARES	VALUE
COMMON STOCKS – 84.7%

Consumer Products – 12.3%
Apparel, Shoes and Accessories - 4.3%
Deckers Outdoor [a]	497,700	$39,686,598
Movado Group [a,b]	1,297,900	20,948,106
Volcom	482,000	9,095,340
Wolverine World Wide	700,800	22,341,504

		92,071,548

Food/Beverage/Tobacco - 4.8%
J&J Snack Foods	558,265	26,930,703
Lancaster Colony	966,500	55,283,800
National Beverage	1,622,148	21,315,025

		103,529,528

Home Furnishing and Appliances - 1.7%
Hooker Furniture [b]	1,070,000	15,119,100
Universal Electronics [a,b]	749,437	21,261,528

		36,380,628

Sports and Recreation - 0.7%
Hasbro	318,500	15,026,830

Other Consumer Products - 0.8%
CSS Industries [b]	793,100	16,345,791

Total (Cost $188,205,911)		263,354,325

Consumer Services – 9.9%
Leisure and Entertainment - 0.2%
Bowl America Cl. A [b]	331,339	4,141,737

Restaurants and Lodgings - 0.5%
Frisch’s Restaurants [b]	505,100	11,273,832

Retail Stores - 9.2%
American Eagle Outfitters	3,109,300	45,489,059
Arden Group Cl. A	132,001	10,890,083
Bed Bath & Beyond [a]	1,065,300	52,359,495
Buckle (The)	427,500	16,146,675
PetSmart	718,200	28,598,724
Tiffany & Co.	306,200	19,067,074
†Weis Markets	560,000	22,584,800

		195,135,910

Total (Cost $172,389,484)		210,551,479

Financial Services – 1.9%
Information and Processing - 1.9%
Computer Services [b,d]	778,977	19,708,118
†Total System Services	1,293,300	19,890,954

Total (Cost $33,315,089)		39,599,072

Health – 8.2%
Commercial Services - 1.0%
Schein (Henry) [a]	332,100	20,387,619

Drugs and Biotech - 0.6%
Pharmaceutical Product Development	489,300	13,279,602

Health Services - 0.2%
Psychemedics Corporation [b]	517,800	4,235,604

Medical Products and Devices - 6.4%
Atrion Corporation [b]	147,030	26,386,004

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Bio-Rad Laboratories Cl. A [a]	549,000	$57,013,650
Mesa Laboratories [b]	309,648	9,289,440
Owens & Minor	610,600	17,969,958
STERIS Corporation	518,600	18,908,156
Utah Medical Products [b]	272,768	7,274,722

		136,841,930

Total (Cost $127,005,055)		174,744,755

Industrial Products – 29.9%
Automotive - 2.3%
Dorman Products [a,b]	1,347,037	48,816,621

Construction Materials - 0.1%
Monarch Cement	76,500	1,894,905

Industrial Components - 7.6%
Hubbell Cl. B	984,400	59,191,972
Powell Industries [a]	453,400	14,907,792
Regal-Beloit	617,324	41,212,550
Thomas & Betts [a]	981,000	47,382,300

		162,694,614

Machinery - 2.4%
Ampco-Pittsburgh [b]	791,700	22,207,185
Hurco Companies [a,b]	347,100	8,208,915
Nordson Corporation	79,000	7,258,520
Wabtec Corporation	267,620	14,154,422

		51,829,042

Metal Fabrication and Distribution - 2.3%
Central Steel & Wire [d]	2,900	1,827,000
Foster (L.B.) Company Cl. A [a,b]	814,111	33,329,704
Insteel Industries [b]	1,048,733	13,098,675

		48,255,379

Miscellaneous Manufacturing - 2.4%
Carlisle Companies	580,700	23,077,018
Met-Pro Corporation [b]	835,704	9,869,664
Standex International [b]	632,800	18,927,048

		51,873,730

Paper and Packaging - 2.4%
Clearwater Paper [a,b]	658,500	51,560,550

Pumps, Valves and Bearings - 1.0%
Kaydon Corporation	524,000	21,337,280

Specialty Chemicals and Materials - 9.4%
Hawkins	440,600	19,562,640
Lubrizol Corporation (The)	645,000	68,937,600
Park Electrochemical [b]	1,442,000	43,260,000
Schulman (A.)	1,292,500	29,585,325
†Stepan Company [b]	510,492	38,935,225

		200,280,790

Total (Cost $445,940,277)		638,542,911

Industrial Services – 7.4%
Advertising and Publishing - 1.3%
Meredith Corporation	785,400	27,214,110

Commercial Services - 3.2%
Cintas Corporation	586,400	16,395,744

88 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Towers Watson & Company Cl. A	383,700	$19,975,422
†UniFirst Corporation	576,700	31,747,335

		68,118,501

Engineering and Construction - 0.9%
Baker (Michael) [a,b]	593,014	18,442,736

Industrial Distribution - 2.0%
Applied Industrial Technologies	772,559	25,092,716
Watsco	291,700	18,400,436

		43,493,152

Total (Cost $128,308,229)		157,268,499

Natural Resources – 0.2%
Energy Services - 0.2%
Lufkin Industries	61,938	3,864,312

Total (Cost $985,548)		3,864,312

Technology – 13.7%
Aerospace and Defense - 3.5%
National Presto Industries [b]	575,500	74,820,755

Components and Systems - 4.0%
AVX Corporation	4,621,000	71,302,030
Littelfuse	29,562	1,391,188
Rimage Corporation [a]	301,500	4,495,365
Zebra Technologies Cl. A [a]	217,800	8,274,222

		85,462,805

Semiconductors and Equipment - 1.7%
†Teradyne [a]	2,511,800	35,265,672

Software - 0.1%
Versant Corporation [a,b]	184,168	2,175,024

Telecommunications - 4.4%
† Arris Group [a]	2,721,300	30,532,986
NeuStar Cl. A [a]	1,193,900	31,101,095
Plantronics	887,500	33,032,750

		94,666,831

Total (Cost $209,448,568)		292,391,087

Miscellaneous[e] – 1.2%
Total (Cost $22,908,784)		25,899,248

TOTAL COMMON STOCKS
(Cost $1,328,506,945)		1,806,215,688

REPURCHASE AGREEMENT – 15.1%

State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $320,797,475 (collateralized by obligations of various U.S. Government Agencies, 0.54% due 5/24/11-5/27/11, valued at $328,816,581)

(Cost $320,794,000)		320,794,000

VALUE
TOTAL INVESTMENTS – 99.8%
(Cost $1,649,300,945)	$2,127,009,688

CASH AND OTHER ASSETS LESS LIABILITIES – 0.2%	5,157,791

NET ASSETS – 100.0%	$2,132,167,479

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 89

Schedules of Investments

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 98.3%
Consumer Products – 6.1%
Apparel, Shoes and Accessories - 2.8%
Coach	372,695	$20,613,760
Fossil [a]	422,604	29,785,130

		50,398,890

Food/Beverage/Tobacco - 1.8%
Hormel Foods	639,644	32,788,152

Sports and Recreation - 1.5%
Thor Industries	803,840	27,298,406

Total (Cost $60,687,858)		110,485,448

Consumer Services – 12.3%
Leisure and Entertainment - 0.9%
International Speedway Cl. A	598,095	15,652,146

Retail Stores - 11.4%
American Eagle Outfitters	1,709,346	25,007,732
Buckle (The)	1,127,146	42,572,304
Dress Barn (The) [a]	1,394,160	36,833,707
Family Dollar Stores	666,395	33,126,496
GameStop Corporation Cl. A [a]	2,196,726	50,261,091
†Jos. A. Bank Clothiers [a]	521,717	21,035,629

		208,836,959

Total (Cost $190,675,009)		224,489,105

Financial Intermediaries – 12.0%
Insurance - 8.5%
Allied World Assurance Company Holdings	598,089	35,550,410
Alterra Capital Holdings	765,486	16,565,117
Arch Capital Group [a]	364,535	32,097,307
Aspen Insurance Holdings	502,420	14,379,260
PartnerRe	480,305	38,592,507
Validus Holdings	577,298	17,671,092

		154,855,693

Securities Brokers - 1.9%
Knight Capital Group Cl. A [a]	2,508,532	34,592,656

Securities Exchanges - 1.6%
TMX Group	801,100	29,778,393

Total (Cost $185,042,794)		219,226,742

Financial Services – 6.8%
Information and Processing - 1.3%
Total System Services	1,576,700	24,249,646

Investment Management - 5.5%
†Ashmore Group	4,031,000	21,060,127
Federated Investors Cl. B	1,725,111	45,146,155
Partners Group Holding	68,990	13,089,653
†Value Partners Group	20,000,000	20,069,988

		99,365,923

Total (Cost $97,213,704)		123,615,569

	SHARES	VALUE
Health – 5.0%
Health Services - 4.1%
Chemed Corporation	317,347	$20,154,708
†LHC Group [a]	926,313	27,789,390
†MEDNAX [a]	406,591	27,359,509

		75,303,607

Medical Products and Devices - 0.9%
Patterson Companies	550,729	16,868,829

Total (Cost $76,515,548)		92,172,436

Industrial Products – 11.7%
Building Systems and Components - 0.8%
Simpson Manufacturing	492,200	15,213,902

Industrial Components - 1.9%
†GrafTech International [a]	1,755,125	34,821,680

Machinery - 1.3%
Lincoln Electric Holdings	362,935	23,688,767

Metal Fabrication and Distribution - 6.5%
Reliance Steel & Aluminum	1,036,500	52,965,150
Schnitzer Steel Industries Cl. A	676,100	44,886,279
Sims Metal Management ADR	944,638	20,630,894

		118,482,323

Pumps, Valves and Bearings - 1.2%
Gardner Denver	311,291	21,423,047

Total (Cost $165,495,028)		213,629,719

Industrial Services – 5.2%
Commercial Services - 2.8%
FTI Consulting [a]	444,778	16,581,324
MAXIMUS	524,211	34,377,757

		50,959,081

Engineering and Construction - 1.3%
Jacobs Engineering Group [a]	527,500	24,185,875

Transportation and Logistics - 1.1%
Kirby Corporation [a]	448,949	19,776,204

Total (Cost $76,174,512)		94,921,160

Natural Resources – 23.1%
Energy Services - 8.8%
Helmerich & Payne	895,606	43,418,979
Oil States International [a]	347,485	22,270,314
Rowan Companies [a]	707,513	24,699,279
Trican Well Service	1,483,400	30,046,943
Unit Corporation [a]	863,675	40,143,614

		160,579,129

Oil and Gas - 2.7%
Cimarex Energy	140,992	12,482,022
Energen Corporation	751,791	36,281,433

		48,763,455

Precious Metals and Mining - 10.9%
†Allied Nevada Gold [a]	1,366,800	35,960,508
†Centamin Egypt [a]	7,021,600	19,631,951
Fresnillo	631,700	16,427,848
Major Drilling Group International	808,100	33,769,039

90 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Pan American Silver	1,175,430	$48,439,470
Seabridge Gold [a]	950,900	29,173,612
Silver Standard Resources [a]	581,101	16,398,670

		199,801,098

Real Estate - 0.7%
PICO Holdings [a]	397,222	12,631,660

Total (Cost $303,333,251)		421,775,342

Technology – 13.6%
Aerospace and Defense - 2.5%
ManTech International Cl. A [a]	1,088,324	44,980,431

Components and Systems - 2.0%
Pfeiffer Vacuum Technology	306,000	35,983,884

Semiconductors and Equipment - 7.4%
†Aixtron ADR [c]	639,397	23,785,568
Cabot Microelectronics [a]	323,609	13,413,593
Lam Research [a]	368,200	19,065,396
MKS Instruments [a]	858,400	21,022,216
Novellus Systems [a]	700,231	22,631,466
Varian Semiconductor Equipment Associates [a]	974,200	36,016,174

		135,934,413

Telecommunications - 1.7%
Comtech Telecommunications	1,107,875	30,721,374

Total (Cost $217,309,912)		247,620,102

Miscellaneous[e] – 2.5%
Total (Cost $37,315,289)		45,722,292

TOTAL COMMON STOCKS
(Cost $1,409,762,905)		1,793,657,915

REPURCHASE AGREEMENT – 1.8%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $32,190,349 (collateralized by obligations of various U.S. Government Agencies, due 5/5/11, valued at $32,998,493)
(Cost $32,190,000)		32,190,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.3%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0154%)
(Cost $23,568,788)		23,568,788

TOTAL INVESTMENTS – 101.4%
(Cost $1,465,521,693)		1,849,416,703

LIABILITIES LESS CASH AND OTHER ASSETS – (1.4)%		(24,646,428)

NET ASSETS – 100.0%		$1,824,770,275

Royce Value Plus Fund

	SHARES	VALUE
COMMON STOCKS – 96.1%
Consumer Products – 5.6%
Apparel, Shoes and Accessories - 3.2%
†Carter’s [a]	1,285,200	$37,926,252
Coach	905,500	50,083,205
Gildan Activewear [a]	538,342	15,337,363

		103,346,820

Food/Beverage/Tobacco - 0.9%
Sanderson Farms	410,671	16,077,770
Snyders-Lance	563,000	13,196,720

		29,274,490

Health, Beauty and Nutrition - 1.5%
Inter Parfums	877,570	16,542,195
NutriSystem [b]	1,483,874	31,205,870

		47,748,065

Total (Cost $144,634,042)		180,369,375

Consumer Services – 7.9%
Leisure and Entertainment - 0.9%
DreamWorks Animation SKG Cl. A [a]	933,548	27,511,660

Online Commerce - 0.8%
Liquidity Services [a,b]	1,520,723	21,366,158
LoopNet [a]	482,502	5,360,597

		26,726,755

Restaurants and Lodgings - 0.2%
Cosi [a,b,c]	4,975,812	6,070,491

Retail Stores - 6.0%
Casual Male Retail Group [a,b]	3,858,734	18,290,399
Christopher & Banks	468,734	2,882,714
GameStop Corporation Cl. A [a]	1,366,000	31,254,080
†Jos. A. Bank Clothiers [a,c]	728,000	29,352,960
Monro Muffler Brake	710,358	24,571,283
O’Reilly Automotive [a]	673,000	40,662,660
†Rent-A-Center	550,000	17,754,000
Tractor Supply	586,000	28,415,140

		193,183,236

Total (Cost $222,265,564)		253,492,142

Financial Intermediaries – 9.2%
Banking - 4.8%
†Associated Banc-Corp	1,200,000	18,180,000
Bancorp (The) [a,b]	1,317,170	13,395,619
Berkshire Hills Bancorp [b]	1,088,300	24,051,430
Enterprise Financial Services	599,800	6,273,908
Fifth Third Bancorp	1,563,800	22,956,584
Northern Trust	430,000	23,826,300
SVB Financial Group [a]	296,000	15,702,800
Umpqua Holdings	1,162,300	14,156,814
†Zions Bancorporation	599,000	14,513,770

		153,057,225

Insurance - 1.0%
Hanover Insurance Group	138,200	6,456,704
PartnerRe	73,000	5,865,550
Validus Holdings	324,952	9,946,781

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 91

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
White Mountains Insurance Group	30,000	$10,068,000

		32,337,035

Securities Brokers - 3.1%
KBW	403,900	11,276,888
Knight Capital Group Cl. A [a]	2,090,700	28,830,753
Raymond James Financial	1,393,000	45,551,100
TradeStation Group [a,b]	2,190,000	14,782,500

		100,441,241

Securities Exchanges - 0.3%
MarketAxess Holdings	175,000	3,641,750
TMX Group	200,000	7,434,376

		11,076,126

Total (Cost $263,493,144)		296,911,627

Financial Services – 2.9%
Information and Processing - 1.2%
SEI Investments	500,000	11,895,000
†Total System Services	1,785,000	27,453,300

		39,348,300

Insurance Brokers - 0.9%
Brown & Brown	1,155,100	27,653,094

Investment Management - 0.8%
†Partners Group Holding	119,000	22,578,182
U.S. Global Investors Cl. A	500,000	4,065,000

		26,643,182

Total (Cost $97,941,245)		93,644,576

Health – 4.0%
Commercial Services - 0.6%
Schein (Henry) [a]	321,000	19,706,190

Drugs and Biotech - 0.3%
Rigel Pharmaceuticals [a]	1,050,000	7,906,500

Health Services - 1.3%
Myriad Genetics [a]	1,816,000	41,477,440

Medical Products and Devices - 1.8%
†C.R. Bard	374,000	34,321,980
Caliper Life Sciences [a,b]	2,765,500	17,533,270
Cerus Corporation [a,b]	2,884,500	7,095,870

		58,951,120

Total (Cost $119,313,405)		128,041,250

Industrial Products – 11.7%
Industrial Components - 1.5%
†American Superconducter [a,c]	378,000	10,807,020
FARO Technologies [a,b]	1,104,800	36,281,632

		47,088,652

Machinery - 3.4%
IPG Photonics [a]	1,548,899	48,976,186
Rofin-Sinar Technologies [a]	842,373	29,853,699
Tennant Company	831,055	31,920,823

		110,750,708

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution - 4.9%
Horsehead Holding Corporation [a]	1,651,353	$21,533,643
Kennametal	1,236,300	48,784,398
Sims Metal Management	516,121	11,386,559
Sims Metal Management ADR	1,250,125	27,302,730
†Worthington Industries	2,574,100	47,363,440

		156,370,770

Miscellaneous Manufacturing - 1.9%
†Acuity Brands	363,600	20,968,812
Valmont Industries	461,000	40,904,530

		61,873,342

Total (Cost $274,210,725)		376,083,472

Industrial Services – 13.1%
Commercial Services - 4.3%
Cintas Corporation	1,408,700	39,387,252
Resources Connection	866,900	16,115,671
Ritchie Bros. Auctioneers	1,125,600	25,945,080
Robert Half International	1,404,800	42,986,880
UniFirst Corporation	284,400	15,656,220

		140,091,103

Food, Tobacco and Agriculture - 1.6%
†Darling International [a]	2,365,262	31,410,680
Intrepid Potash [a,c]	525,000	19,577,250

		50,987,930

Industrial Distribution - 3.9%
Grainger (W.W.)	313,600	43,311,296
MSC Industrial Direct Cl. A	753,300	48,730,977
Watsco	511,100	32,240,188

		124,282,461

Transportation and Logistics - 3.3%
Celadon Group [a,b]	1,818,600	26,897,094
Heartland Express	1,035,000	16,580,700
Kirby Corporation [a]	403,000	17,752,150
Knight Transportation	725,100	13,776,900
Universal Truckload Services [a]	318,322	5,067,686
Werner Enterprises	1,186,000	26,803,600

		106,878,130

Total (Cost $326,852,183)		422,239,624

Natural Resources – 15.5%
Energy Services - 3.9%
Ensign Energy Services	1,731,700	26,176,658
Pason Systems	1,491,000	20,933,682
Tesco Corporation [a]	407,700	6,474,276
Trican Well Service	1,453,800	29,447,382
Unit Corporation [a]	875,400	40,688,592

		123,720,590

Oil and Gas - 3.2%
Bill Barrett [a]	788,200	32,418,666
Comstock Resources [a]	975,000	23,946,000
†Energy Partners [a]	1,620,560	24,081,522

92 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas (continued)
†Rex Energy [a]	1,696,000	$23,150,400

		103,596,588

Precious Metals and Mining - 7.7%
†African Barrick Gold	2,202,100	20,977,417
Agnico-Eagle Mines	325,100	24,935,170
Alamos Gold	2,181,600	41,512,493
Allied Nevada Gold [a]	1,965,000	51,699,150
Fronteer Gold [a]	3,841,000	45,054,930
Silver Standard Resources [a]	1,597,900	45,092,738
†SouthGobi Resources [a]	1,377,500	17,722,056

		246,993,954

Real Estate - 0.7%
PICO Holdings [a]	737,222	23,443,659

Total (Cost $374,513,524)		497,754,791

Technology – 21.3%
Aerospace and Defense - 1.2%
Mercury Computer Systems [a,b]	2,113,749	38,850,706

Components and Systems - 7.3%
Brocade Communications Systems [a]	6,126,000	32,406,540
Checkpoint Systems [a]	1,048,700	21,550,785
Intermec [a]	2,948,423	37,327,035
Littelfuse	804,695	37,868,947
†SanDisk Corporation [a]	576,000	28,719,360
†STEC [a,c]	1,718,000	30,322,700
Trimble Navigation [a]	1,145,500	45,739,815

		233,935,182

IT Services - 0.3%
SRA International Cl. A [a]	509,115	10,411,402

Semiconductors and Equipment - 6.7%
ADTRAN	669,500	24,242,595
GSI Group [a,d]	1,622,075	17,161,553
International Rectifier [a]	1,887,048	56,026,455
†Lattice Semiconductor [a]	5,228,700	31,685,922
†Micrel	3,039,610	39,484,534
Supertex [a,b]	882,053	21,328,042
Varian Semiconductor Equipment Associates [a]	700,000	25,879,000

		215,808,101

Software - 2.0%
†Accelrys [a]	2,155,250	17,888,575
Avid Technology [a,b]	2,612,672	45,617,253

		63,505,828

Telecommunications - 3.8%
Comverse Technology [a,d]	2,938,400	21,274,016
Digi International [a]	1,236,800	13,728,480
Finisar Corporation [a]	971,000	28,828,990
Infinera Corporation [a]	3,093,833	31,959,295
†Polycom [a]	720,000	28,065,600

		123,856,381

Total (Cost $589,081,302)		686,367,600

VALUE
Miscellaneous[e] – 4.9%
Total (Cost $151,156,084)	$158,476,531

TOTAL COMMON STOCKS
(Cost $2,563,461,218)	3,093,380,988

REPURCHASE AGREEMENT – 5.1%

State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $162,933,765 (collateralized by obligations of various U.S. Government Agencies, 5.625% due 3/15/11-3/21/11, valued at $167,009,938)

(Cost $162,932,000)	162,932,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.0%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0154%)
(Cost $33,734,875)	33,734,875

TOTAL INVESTMENTS – 102.2%
(Cost $2,760,128,093)	3,290,047,863

LIABILITIES LESS CASH AND OTHER ASSETS – (2.2)%	(71,578,685)

NET ASSETS – 100.0%	$3,218,469,178

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 93

Schedules of Investments

Royce 100 Fund

	SHARES	VALUE
COMMON STOCKS – 92.8%

Consumer Products – 5.9%
Apparel, Shoes and Accessories - 1.9%
Columbia Sportswear	47,800	$2,882,340
†Warnaco Group (The) [a]	97,000	5,341,790

		8,224,130

Consumer Electronics - 1.0%
DTS [a]	89,600	4,394,880

Food/Beverage/Tobacco - 1.1%
Cal-Maine Foods	41,127	1,298,791
Sanderson Farms	84,700	3,316,005

		4,614,796

Home Furnishing and Appliances - 1.9%
Ethan Allen Interiors	164,100	3,283,641
Mohawk Industries [a]	89,715	5,092,223

		8,375,864

Total (Cost $19,999,257)		25,609,670

Consumer Services – 1.4%
Leisure and Entertainment - 0.7%
DreamWorks Animation SKG Cl. A [a]	105,000	3,094,350

Retail Stores - 0.7%
Dress Barn (The) [a]	118,500	3,130,770

Total (Cost $4,971,157)		6,225,120

Financial Intermediaries – 2.1%
Securities Brokers - 2.1%
Cowen Group Cl. A [a]	700,080	3,262,373
Interactive Brokers Group Cl. A	188,200	3,353,724
Knight Capital Group Cl. A [a]	191,300	2,638,027

Total (Cost $9,511,983)		9,254,124

Financial Services – 11.4%
Diversified Financial Services - 1.2%
Lazard Cl. A	128,800	5,086,312

Information and Processing - 3.1%
Morningstar	93,872	4,982,726
SEI Investments	219,500	5,221,905
Total System Services	209,100	3,215,958

		13,420,589

Insurance Brokers - 0.5%
Brown & Brown	96,900	2,319,786

Investment Management - 6.6%
Affiliated Managers Group [a]	52,197	5,178,986
AllianceBernstein Holding L.P.	172,639	4,027,668
Artio Global Investors Cl. A	195,032	2,876,722
Cohen & Steers	149,800	3,909,780
Federated Investors Cl. B	189,200	4,951,364
Waddell & Reed Financial Cl. A	125,900	4,443,011
Westwood Holdings Group	90,395	3,612,184

		28,999,715

Total (Cost $43,796,960)		49,826,402

	SHARES	VALUE
Health – 1.6%
Health Services - 1.6%
Advisory Board (The) [a]	48,900	$2,329,107
ICON ADR [a]	216,600	4,743,540

Total (Cost $6,100,955)		7,072,647

Industrial Products – 19.4%
Building Systems and Components - 1.4%
Drew Industries	142,656	3,241,145
Simpson Manufacturing	100,000	3,091,000

		6,332,145

Industrial Components - 4.4%
CLARCOR	88,200	3,782,898
FARO Technologies [a]	137,387	4,511,789
GrafTech International [a]	296,900	5,890,496
PerkinElmer	197,900	5,109,778

		19,294,961

Machinery - 2.4%
Rofin-Sinar Technologies [a]	183,400	6,499,696
Wabtec Corporation	72,500	3,834,525

		10,334,221

Metal Fabrication and Distribution - 5.6%
Kennametal	161,900	6,388,574
Reliance Steel & Aluminum	92,400	4,721,640
Schnitzer Steel Industries Cl. A	57,600	3,824,064
Sims Metal Management ADR	257,317	5,619,803
Steel Dynamics	208,500	3,815,550

		24,369,631

Miscellaneous Manufacturing - 2.1%
AZZ	95,100	3,804,951
†Valmont Industries	60,600	5,377,038

		9,181,989

Paper and Packaging - 1.3%
Greif Cl. A	91,200	5,645,280

Pumps, Valves and Bearings - 2.2%
Gardner Denver	62,800	4,321,896
Kaydon Corporation	124,500	5,069,640

		9,391,536

Total (Cost $61,674,325)		84,549,763

Industrial Services – 20.9%
Commercial Services - 8.0%
Brink’s Company (The)	152,115	4,088,851
Cintas Corporation	150,800	4,216,368
Corporate Executive Board	56,700	2,129,085
CRA International [a]	153,513	3,609,090
Gartner [a]	120,000	3,984,000
Manpower	95,266	5,978,894
MAXIMUS	52,300	3,429,834
Universal Technical Institute	144,232	3,175,989
Verisk Analytics Cl. A [a]	130,100	4,433,808

		35,045,919

Engineering and Construction - 5.2%
EMCOR Group [a]	185,300	5,369,994

94 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction (continued)
†Jacobs Engineering Group [a]	95,000	$4,355,750
KBR	146,600	4,466,902
NVR [a]	6,200	4,284,324
Quanta Services [a]	205,000	4,083,600

		22,560,570

Food, Tobacco and Agriculture - 1.2%
Intrepid Potash [a]	143,400	5,347,386

Industrial Distribution - 1.7%
Applied Industrial Technologies	101,300	3,290,224
MSC Industrial Direct Cl. A	65,500	4,237,195

		7,527,419

Transportation and Logistics - 4.8%
Arkansas Best	91,400	2,506,188
Expeditors International of Washington	108,800	5,940,480
Forward Air	89,500	2,540,010
Kirby Corporation [a]	77,500	3,413,875
Landstar System	89,300	3,655,942
UTi Worldwide	124,900	2,647,880

		20,704,375

Total (Cost $71,575,410)		91,185,669

Natural Resources – 12.1%
Energy Services - 8.6%
Ensign Energy Services	201,500	3,045,907
Helmerich & Payne	123,800	6,001,824
Oil States International [a]	100,400	6,434,636
Pason Systems	302,800	4,251,321
SEACOR Holdings	41,500	4,195,235
ShawCor Cl. A	149,400	4,974,991
Trican Well Service	262,700	5,321,108
Unit Corporation [a]	73,200	3,402,336

		37,627,358

Precious Metals and Mining - 3.5%
†Cliffs Natural Resources	43,800	3,416,838
Fresnillo	170,000	4,420,982
Major Drilling Group International	141,000	5,892,135
Randgold Resources ADR	15,900	1,309,047

		15,039,002

Total (Cost $31,622,021)		52,666,360

Technology – 14.3%
Aerospace and Defense - 1.1%
HEICO Corporation Cl. A	126,650	4,726,578

Components and Systems - 2.3%
Diebold	90,500	2,900,525
Dionex Corporation [a]	45,000	5,310,450
Plexus Corporation [a]	58,400	1,806,896

		10,017,871

IT Services - 1.7%
Sapient Corporation	347,900	4,209,590
SRA International Cl. A [a]	164,175	3,357,379

		7,566,969

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment - 6.0%
ADTRAN	127,800	$4,627,638
†Aixtron ADR [c]	107,000	3,980,400
Cabot Microelectronics [a]	120,700	5,003,015
Coherent [a]	118,700	5,358,118
†Cymer [a]	97,500	4,394,325
Diodes [a]	100,000	2,699,000

		26,062,496

Software - 3.2%
Blackbaud	102,100	2,644,390
Blackboard [a,c]	60,000	2,478,000
National Instruments	128,800	4,848,032
†NetScout Systems [a]	174,200	4,008,342

		13,978,764

Total (Cost $43,202,326)		62,352,678

Miscellaneous[e] – 3.7%
Total (Cost $13,843,477)		16,350,275

TOTAL COMMON STOCKS
(Cost $306,297,871)		405,092,708

REPURCHASE AGREEMENT – 7.2%

State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $31,316,339 (collateralized by obligations of various U.S. Government Agencies, 3.50% due 5/5/11, valued at $32,100,408)

(Cost $31,316,000)		31,316,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.3%
Money Market Funds Federated Government Obligations Fund (7 day yield-0.0154%)
(Cost $5,649,568)		5,649,568

TOTAL INVESTMENTS – 101.3%
(Cost $343,263,439)		442,058,276

LIABILITIES LESS CASH AND OTHER ASSETS – (1.3)%		(5,589,839)

NET ASSETS – 100.0%		$436,468,437

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 95

Schedules of Investments

Royce Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 94.1%

Consumer Products – 9.6%
Apparel, Shoes and Accessories - 0.8%
†Barry (R.G.)	2,700	$30,024

Health, Beauty and Nutrition - 1.8%
†NutriSystem	1,800	37,854
Schiff Nutrition International Cl. A	3,100	28,148

		66,002

Home Furnishing and Appliances - 1.3%
†Universal Electronics [a]	1,600	45,392

Household Products/Wares - 1.6%
†Blyth	900	31,032
Oil-Dri Corporation of America	1,300	27,937

		58,969

Sports and Recreation - 3.2%
Arctic Cat [a]	2,900	42,456
JAKKS Pacific [a]	2,200	40,084
†Sturm, Ruger & Co.	2,200	33,638

		116,178

Other Consumer Products - 0.9%
CSS Industries	1,581	32,585

Total (Cost $302,124)		349,150

Consumer Services – 6.8%
Direct Marketing - 1.1%
†APAC Customer Services [a]	6,400	38,848

Restaurants and Lodgings - 0.8%
†Papa John’s International [a]	1,100	30,470

Retail Stores - 4.9%
†Finish Line (The) Cl. A	2,200	37,818
†Kirkland’s [a]	2,900	40,687
Shoe Carnival [a]	1,300	35,100
†Systemax	1,400	19,740
†Wet Seal (The) Cl. A [a]	11,800	43,660

		177,005

Total (Cost $225,415)		246,323

Financial Intermediaries – 4.4%
Insurance - 4.4%
American Safety Insurance Holdings [a]	1,700	36,346
Amerisafe [a]	1,700	29,750
Hallmark Financial Services [a]	3,020	27,482
Meadowbrook Insurance Group	3,899	39,965
SeaBright Holdings	2,800	25,816

Total (Cost $160,455)		159,359

Health – 16.3%
Commercial Services - 0.6%
†AMN Healthcare Services [a]	3,400	20,876

Drugs and Biotech - 3.3%
American Oriental Bioengineering [a]	7,300	17,520
Harvard Bioscience [a]	6,999	28,626
Hi-Tech Pharmacal [a]	1,100	27,445

	SHARES	VALUE
Health (continued)
Drugs and Biotech (continued)
†SciClone Pharmaceuticals [a]	11,200	$46,816

		120,407

Health Services - 8.3%
Almost Family [a]	700	26,894
Amedisys [a]	1,300	43,550
†Continucare Corporation [a]	12,100	56,628
†Cross Country Healthcare [a]	2,800	23,716
†Genoptix [a]	2,100	39,942
†LHC Group [a]	1,300	39,000
Metropolitan Health Networks [a]	9,148	40,892
†Molina Healthcare [a]	1,200	33,420

		304,042

Medical Products and Devices - 4.1%
Atrion Corporation	200	35,892
ICU Medical [a]	800	29,200
Kensey Nash [a]	1,267	35,260
†Symmetry Medical [a]	3,000	27,750
Utah Medical Products	813	21,683

		149,785

Total (Cost $527,460)		595,110

Industrial Products – 16.5%
Automotive - 2.3%
Fuel Systems Solutions [a]	1,100	32,318
Miller Industries	1,700	24,191
†Spartan Motors	4,600	28,014

		84,523

Building Systems and Components - 3.5%
†Apogee Enterprises	1,800	24,246
Drew Industries	1,900	43,168
†Preformed Line Products	1,000	58,525

		125,939

Industrial Components - 3.6%
Bel Fuse Cl. B	1,200	28,680
Gerber Scientific [a]	4,114	32,377
Graham Corporation	2,100	42,000
†Powell Industries [a]	900	29,592

		132,649

Metal Fabrication and Distribution - 2.9%
Foster (L.B.) Company Cl. A [a]	900	36,846
†Fushi Copperweld [a]	3,800	33,744
Universal Stainless & Alloy Products [a]	1,100	34,408

		104,998

Miscellaneous Manufacturing - 0.9%
AZZ	800	32,008

Paper and Packaging - 1.1%
KapStone Paper and Packaging [a]	2,600	39,780

Specialty Chemicals and Materials - 2.2%
†Innophos Holdings	500	18,040
†Schulman (A.)	1,100	25,179

96 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials (continued)
†Stepan Company	500	$38,135

		81,354

Total (Cost $531,357)		601,251

Industrial Services – 6.7%
Commercial Services - 3.7%
†Global Sources [a]	4,000	38,080
GP Strategies [a]	3,100	31,744
ICF International [a]	1,100	28,292
Lincoln Educational Services	2,300	35,673

		133,789

Engineering and Construction - 2.2%
Baker (Michael) [a]	800	24,880
†Comfort Systems USA	3,000	39,510
Layne Christensen [a]	500	17,210

		81,600

Printing - 0.8%
Ennis	1,700	29,070

Total (Cost $214,765)		244,459

Natural Resources – 5.8%
Oil and Gas - 4.9%
†China Integrated Energy [a]	3,200	23,456
Energy Partners [a]	1,200	17,832
PetroQuest Energy [a]	5,600	42,168
TransGlobe Energy [a]	3,300	52,701
VAALCO Energy [a]	6,000	42,960

		179,117

Precious Metals and Mining - 0.9%
†L&L Energy [a]	2,900	31,320

Total (Cost $166,698)		210,437

Technology – 25.4%
Aerospace and Defense - 4.9%
Ducommun	1,400	30,492
Dynamics Research [a]	2,300	30,820
†Force Protection [a]	4,500	24,795
Kaman Corporation	1,200	34,884
LaBarge [a]	2,100	32,991
†VSE Corporation	700	23,114

		177,096

Components and Systems - 6.1%
†Imation Corporation [a]	2,800	28,868
†Multi-Fineline Electronix [a]	1,500	39,735
Nam Tai Electronics	4,398	28,147
RadiSys Corporation [a]	3,100	27,590
Rimage Corporation [a]	1,700	25,347
Super Micro Computer [a]	3,100	35,774
Xyratex [a]	2,200	35,882

		221,343

Internet Software and Services - 3.3%
ePlus [a]	1,600	37,824
†InfoSpace [a]	3,200	26,560

	SHARES	VALUE
Technology (continued)
Internet Software and Services (continued)
†United Online	4,000	$26,400
VASCO Data Security International [a]	3,500	28,455

		119,239

IT Services - 0.9%
CIBER [a]	6,700	31,356

Semiconductors and Equipment - 3.8%
†Brooks Automation [a]	4,400	39,908
Image Sensing Systems [a]	1,537	19,996
†Integrated Silicon Solution [a]	4,300	34,529
TTM Technologies [a]	3,000	44,730

		139,163

Software - 2.1%
Actuate Corporation [a]	7,200	41,040
†Manhattan Associates [a]	1,000	30,540
Pervasive Software [a]	1,200	6,192

		77,772

Telecommunications - 4.3%
Audiovox Corporation Cl. A [a]	1,460	12,600
Communications Systems	2,000	27,880
†Novatel Wireless [a]	3,900	37,245
†Sierra Wireless [a]	3,300	49,236
†Symmetricom [a]	4,300	30,487

		157,448

Total (Cost $857,544)		923,417

Miscellaneous[e] – 2.6%
Total (Cost $119,235)		93,335

TOTAL COMMON STOCKS
(Cost $3,105,053)		3,422,841

REPURCHASE AGREEMENT – 4.0%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $147,002 (collateralized by obligations of various U.S. Government Agencies, 1.375% due 5/15/13, valued at $152,295)
(Cost $147,000)		147,000

TOTAL INVESTMENTS – 98.1%
(Cost $3,252,053)		3,569,841

CASH AND OTHER ASSETS LESS LIABILITIES – 1.9%		67,308

NET ASSETS – 100.0%		$3,637,149

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 97

Schedules of Investments

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 93.0%
Banking - 9.7%
Bank of N.T. Butterfield & Son [a,f]	10,871	$13,589
Bank Sarasin & Co. Cl. B	3,085	140,557
Banque Privee Edmond de Rothschild	3	86,631
BOK Financial	5,942	317,303
Fauquier Bankshares	2,400	30,960
†First Republic Bank [a]	8,400	244,608
Julius Baer Group	3,900	182,695
Northern Trust	3,000	166,230
Peapack-Gladstone Financial	2,835	36,997
Vontobel Holding	3,000	114,224
Wilber Corporation (The)	6,100	61,610
Wilmington Trust	7,400	32,116

Total (Cost $1,525,262)		1,427,520

Closed-End Funds - 0.4%
MVC Capital	3,800	55,480

Total (Cost $45,075)		55,480

Diversified Financial Services - 2.0%
IOOF Holdings	11,528	91,969
Lazard Cl. A	5,000	197,450

Total (Cost $185,670)		289,419

Information and Processing - 6.9%
MasterCard Cl. A	700	156,877
Morningstar	4,600	244,168
MSCI Cl. A [a]	3,300	128,568
SEI Investments	9,400	223,626
Western Union	14,000	259,980

Total (Cost $742,678)		1,013,219

Insurance - 9.8%
Alleghany Corporation [a]	518	158,700
Berkley (W.R.)	7,100	194,398
E-L Financial	200	98,662
Enstar Group [a]	3,200	270,656
Erie Indemnity Cl. A	2,500	163,675
Marsh & McLennan	9,300	254,262
†Primerica	6,900	167,325
RLI	1,100	57,827
Validus Holdings	2,300	70,403

Total (Cost $1,103,640)		1,435,908

Insurance Brokers - 2.3%
Brown & Brown	2,600	62,244
Gallagher (Arthur J.) & Co.	4,900	142,492
Willis Group Holdings	4,000	138,520

Total (Cost $272,176)		343,256

Investment Management - 36.2%
Affiliated Managers Group [a]	2,400	238,128
AGF Management Cl. B	10,600	207,778

	SHARES	VALUE

Investment Management (continued)
AllianceBernstein Holding L.P.	9,200	$214,636
Artio Global Investors Cl. A	5,000	73,750
Ashmore Group	50,000	261,227
Azimut Holding	10,675	96,717
Cohen & Steers	10,500	274,050
Federated Investors Cl. B	6,400	167,488
GAM Holding [a]	3,300	54,529
GAMCO Investors Cl. A	3,300	158,433
Gartmore Group [a]	20,000	28,687
Invesco	11,425	274,886
Investec	8,500	69,840
Janus Capital Group	11,700	151,749
†Jupiter Fund Management [a]	51,200	239,797
Och-Ziff Capital Management Group LLC Cl. A	9,000	140,220
Partners Group Holding	1,000	189,733
Reinet Investments [a]	5,500	95,546
RHJ International [a]	10,000	82,851
SHUAA Capital [a]	150,000	51,048
SPARX Group [a]	400	45,079
Sprott	43,900	355,862
T. Rowe Price Group	3,400	219,436
U.S. Global Investors Cl. A	19,700	160,161
Value Partners Group	300,000	301,050
†Virtus Investment Partners [a]	9,000	408,330
VZ Holding	2,600	333,690
Waddell & Reed Financial Cl. A	5,900	208,211
Westwood Holdings Group	5,300	211,788

Total (Cost $4,276,367)		5,314,700

Other Financial Intermediaries - 1.0%
KKR & Co. L.P.	11,000	156,200

Total (Cost $101,379)		156,200

Other Financial Services - 1.9%
Hilltop Holdings [a]	5,200	51,584
Kennedy-Wilson Holdings [a]	22,676	226,533

Total (Cost $268,256)		278,117

Precious Metals and Mining - 0.3%
Endeavour Mining [a]	17,900	50,587

Total (Cost $106,263)		50,587

Real Estate - 1.2%
Jones Lang LaSalle	2,100	176,232

Total (Cost $80,182)		176,232

Securities Brokers - 17.3%
Bolsas y Mercados Espanoles	4,000	95,305
Cowen Group Cl. A [a]	30,700	143,062
Egyptian Financial Group-Hermes Holding	23,000	133,166
FBR Capital Markets [a]	29,000	110,780
GFI Group	10,300	48,307

98 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Securities Brokers (continued)
Gleacher & Company [a]	14,000	$33,180
GMP Capital	6,000	73,016
HQ	7,200	3,907
Interactive Brokers Group Cl. A	12,600	224,532
Jefferies Group	5,900	157,117
KBW	4,500	125,640
Kim Eng Holdings	100,000	190,907
MF Global Holdings [a]	16,000	133,760
Mirae Asset Securities	1,081	57,055
Mizuho Securities	10,800	30,994
Numis Corporation	28,000	56,315
Oppenheimer Holdings Cl. A	4,300	112,703
Raymond James Financial	5,100	166,770
Samsung Securities	1,600	124,205
Sanders Morris Harris Group	18,200	131,950
Stifel Financial [a]	3,559	220,800
Tokai Tokyo Financial Holdings	9,400	35,660
UOB-Kay Hian Holdings	95,000	131,024

Total (Cost $2,492,275)		2,540,155

Securities Exchanges - 1.6%
Hellenic Exchanges	10,500	68,752
Singapore Exchange	25,000	164,024

Total (Cost $207,176)		232,776

Software - 1.2%
Fair Isaac	7,400	172,938

Total (Cost $153,499)		172,938

Specialty Finance - 1.2%
Credit Acceptance [a]	1,066	66,913
World Acceptance [a]	2,000	105,600

Total (Cost $79,687)		172,513

TOTAL COMMON STOCKS
(Cost $11,639,585)		13,659,020

PREFERRED STOCK – 0.0%
†Bank of N.T. Butterfield & Son 0% Conv. [a,f]
(Cost $555)	459	427

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.1%
GAMCO Investors 0.00%
due 12/31/15 [f]
(Cost $10,560)	$105	7,140

VALUE
REPURCHASE AGREEMENT – 6.2%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $912,010 (collateralized by obligations of various U.S. Government Agencies, 1.375% due 5/15/13, valued at $939,153)
(Cost $912,000)	$912,000

TOTAL INVESTMENTS – 99.3%
(Cost $12,562,700)	14,578,587

CASH AND OTHER ASSETS LESS LIABILITIES – 0.7%	109,030

NET ASSETS – 100.0%	$14,687,617

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 99

Schedules of Investments

Royce Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 93.1%

Consumer Products – 5.3%
Apparel, Shoes and Accessories - 2.2%
†Barry (R.G.)	79,243	$881,182
Guess?	14,400	681,408
Marimekko	19,798	382,290
†Stella International Holdings	104,000	207,390
†Weyco Group	11,600	284,084
Wolverine World Wide	30,300	965,964

		3,402,318

Food/Beverage/Tobacco - 2.1%
Hormel Foods	7,400	379,324
Industrias Bachoco ADR	6,100	147,559
J&J Snack Foods	24,200	1,167,408
Lancaster Colony	20,500	1,172,600
Lindt & Spruengli	4	128,770
Sanderson Farms	5,400	211,410

		3,207,071

Home Furnishing and Appliances - 0.6%
American Woodmark	3,700	90,798
Ethan Allen Interiors	24,000	480,240
Hunter Douglas	5,000	264,387

		835,425

Sports and Recreation - 0.1%
Thor Industries	4,000	135,840

Other Consumer Products - 0.3%
Societe BIC	5,500	472,730

Total (Cost $7,055,766)		8,053,384

Consumer Services – 6.4%
Leisure and Entertainment - 0.8%
International Speedway Cl. A	17,600	460,592
World Wrestling Entertainment Cl. A	51,152	728,404

		1,188,996

Online Commerce - 0.7%
†PetMed Express	56,000	997,360

Restaurants and Lodgings - 0.3%
†Abu Dhabi National Hotels [f]	535,000	436,973

Retail Stores - 4.6%
American Eagle Outfitters	55,300	809,039
Buckle (The)	42,650	1,610,890
Cato Corporation (The) Cl. A	23,710	649,891
Dress Barn (The) [a]	17,600	464,992
Family Dollar Stores	16,700	830,157
Le Chateau Cl. A	10,000	115,659
Lewis Group	41,000	505,942
Regis Corporation	116,200	1,928,920
Williams-Sonoma	5,100	182,019

		7,097,509

Total (Cost $8,567,463)		9,720,838

Financial Intermediaries – 20.0%
Banking - 3.0%
Banca Generali	4,200	50,877

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
†Bank of Hawaii	23,000	$1,085,830
Bank Sarasin & Co. Cl. B	24,000	1,093,476
BOK Financial	14,700	784,980
†City Holding Company	18,397	666,523
Fauquier Bankshares	4,400	56,760
†First Republic Bank [a]	26,600	774,592
Peapack-Gladstone Financial	2,205	28,775

		4,541,813

Insurance - 10.7%
Allied World Assurance Company Holdings	26,900	1,598,936
Alterra Capital Holdings	32,400	701,136
Aspen Insurance Holdings	11,400	326,268
Berkley (W.R.)	45,500	1,245,790
Cincinnati Financial	4,700	148,943
†E-L Financial	3,100	1,529,267
Erie Indemnity Cl. A	17,000	1,112,990
Fidelity National Financial Cl. A	20,000	273,600
†First American Financial	9,300	138,942
Harleysville Group	24,800	911,152
†HCC Insurance Holdings	33,900	981,066
Marsh & McLennan	39,700	1,085,398
Montpelier Re Holdings	19,400	386,836
Old Republic International	76,200	1,038,606
PartnerRe	6,400	514,240
Reinsurance Group of America	29,500	1,584,445
†StanCorp Financial Group	21,700	979,538
Transatlantic Holdings	24,000	1,238,880
†United Fire & Casualty	11,900	265,608
Validus Holdings	12,537	383,757

		16,445,398

Real Estate Investment Trusts - 3.1%
Colony Financial	53,500	1,071,070
CommonWealth REIT	6,250	159,438
Cousins Properties	40,010	333,683
DCT Industrial Trust	23,400	124,254
†Essex Property Trust	8,000	913,760
Lexington Realty Trust	58,706	466,713
National Health Investors	38,700	1,742,274

		4,811,192

Securities Brokers - 1.0%
Egyptian Financial Group-Hermes
Holding	68,000	393,709
GMP Capital	6,500	79,101
Raymond James Financial	7,800	255,060
Sanders Morris Harris Group	105,000	761,250

		1,489,120

Securities Exchanges - 1.4%
†Singapore Exchange	140,000	918,534
†TMX Group	32,200	1,196,934

		2,115,468

100 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Financial Intermediaries (continued)
Other Financial Intermediaries - 0.8%
†KKR & Co. L.P.	87,600	$1,243,920

Total (Cost $27,850,570)		30,646,911

Financial Services – 13.7%
Diversified Financial Services - 0.4%
Lazard Cl. A	16,700	659,483

Information and Processing - 1.6%
SEI Investments	61,000	1,451,190
Total System Services	64,300	988,934
Value Line	3,000	43,350

		2,483,474

Insurance Brokers - 1.3%
Brown & Brown	25,000	598,500
Willis Group Holdings	39,600	1,371,348

		1,969,848

Investment Management - 10.1%
†Affiliated Managers Group [a]	14,800	1,468,456
AGF Management Cl. B	23,900	468,481
AllianceBernstein Holding L.P.	65,000	1,516,450
Apollo Investment	7,300	80,811
†Artio Global Investors Cl. A	48,000	708,000
Ashmore Group	53,000	276,901
Cohen & Steers	24,200	631,620
†Epoch Holding Corporation	51,800	804,454
Federated Investors Cl. B	95,800	2,507,086
Gluskin Sheff + Associates	9,200	192,365
Invesco	39,600	952,776
Investec	52,200	428,899
†Jupiter Fund Management [a]	119,700	560,619
Och-Ziff Capital Management Group LLC Cl. A	56,100	874,038
Partners Group Holding	500	94,866
Sprott	125,000	1,013,276
U.S. Global Investors Cl. A	84,000	682,920
VZ Holding	1,000	128,342
Waddell & Reed Financial Cl. A	37,600	1,326,904
Westwood Holdings Group	16,923	676,243

		15,393,507

Other Financial Services - 0.3%
Kennedy-Wilson Holdings [a]	48,600	485,514

Total (Cost $17,511,785)		20,991,826

Health – 3.0%
Commercial Services - 0.1%
OdontoPrev	12,800	193,465

Drugs and Biotech - 0.8%
†Adcock Ingram Holdings	48,900	444,647
Boiron	1,500	57,147
Pharmaceutical Product Development	17,500	474,950
Recordati	20,000	188,552

		1,165,296

Health Services - 0.6%
Chemed Corporation	15,400	978,054

	SHARES	VALUE
Health (continued)
Medical Products and Devices - 1.5%
Carl Zeiss Meditec	9,500	$181,346
Fielmann	3,200	304,206
†Owens & Minor	44,500	1,309,635
†Pall Corporation	9,900	490,842

		2,286,029

Total (Cost $3,918,066)		4,622,844

Industrial Products – 20.0%
Automotive - 0.1%
Xinyi Glass Holdings	130,000	107,040

Building Systems and Components - 1.3%
AAON	19,900	561,379
Preformed Line Products	13,100	766,677
†TOTO	74,000	536,840
WaterFurnace Renewable Energy	6,000	149,472

		2,014,368

Construction Materials - 0.2%
Duratex	13,741	147,757
Geberit	1,000	231,230

		378,987

Industrial Components - 2.9%
Amphenol Corporation Cl. A	17,100	902,538
CLARCOR	23,400	1,003,626
Donaldson Company	9,500	553,660
Hubbell Cl. B	19,600	1,178,548
Regal-Beloit	11,400	761,064

		4,399,436

Machinery - 2.2%
Burckhardt Compression Holding	1,600	443,209
Franklin Electric	6,000	233,520
Lincoln Electric Holdings	3,100	202,337
†Lindsay Corporation	14,700	873,621
Nordson Corporation	7,700	707,476
Spirax-Sarco Engineering	9,500	286,453
Tennant Company	15,300	587,673

		3,334,289

Metal Fabrication and Distribution - 5.5%
†Allegheny Technologies	13,000	717,340
Carpenter Technology	16,000	643,840
†Commercial Metals	18,700	310,233
CompX International Cl. A	25,800	296,700
†Insteel Industries	72,000	899,280
Kennametal	25,000	986,500
†Nucor Corporation	30,000	1,314,600
Reliance Steel & Aluminum	12,000	613,200
Schnitzer Steel Industries Cl. A	12,400	823,236
Sims Metal Management ADR	25,000	546,000
Steel Dynamics	21,000	384,300
†Worthington Industries	51,800	953,120

		8,488,349

Miscellaneous Manufacturing - 2.0%
†AZZ	20,700	828,207
Rational	1,000	221,024
Raven Industries	9,600	457,824

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 101

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Miscellaneous Manufacturing (continued)
†Semperit AG Holding	12,000	$634,849
†Valmont Industries	10,000	887,300

		3,029,204

Paper and Packaging - 1.1%
AptarGroup	9,800	466,186
Greif Cl. A	20,955	1,297,115

		1,763,301

Pumps, Valves and Bearings - 2.2%
†Flowserve Corporation	7,900	941,838
Gardner Denver	7,400	509,268
Graco	15,400	607,530
Kaydon Corporation	30,900	1,258,248

		3,316,884

Specialty Chemicals and Materials - 2.3%
Balchem Corporation	19,050	644,080
Cabot Corporation	11,500	432,975
Quaker Chemical	32,600	1,358,442
†Stepan Company	11,548	880,766
Victrex	7,500	173,411

		3,489,674

Textiles - 0.1%
Interface Cl. A	8,000	125,200

Other Industrial Products - 0.1%
MTS Systems	3,500	131,110

Total (Cost $24,803,064)		30,577,842

Industrial Services – 9.6%
Commercial Services - 6.1%
Brink’s Company (The)	46,700	1,255,296
Corporate Executive Board	3,900	146,445
†Electro Rent	15,900	256,944
Grupo Aeroportuario del Centro Norte ADR	14,600	225,570
Grupo Aeroportuario del Pacifico ADR	21,500	873,115
Kelly Services Cl. A [a]	35,600	669,280
Landauer	6,700	401,799
†Manpower	15,000	941,400
MAXIMUS	16,400	1,075,512
Michael Page International	36,000	311,508
†Pico Far East Holdings	1,278,000	271,292
†Ritchie Bros. Auctioneers	60,000	1,383,000
Towers Watson & Company Cl. A	29,900	1,556,594

		9,367,755

Engineering and Construction - 0.3%
†Raubex Group	135,000	478,520

Industrial Distribution - 1.0%
Grainger (W.W.)	400	55,244
Houston Wire & Cable	31,400	422,016
†Mine Safety Appliances	35,000	1,089,550

		1,566,810

Printing - 0.3%
Domino Printing Sciences	36,000	364,829

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics - 1.8%
†Forward Air	24,000	$681,120
Landstar System	40,300	1,649,882
Pacer International [a]	8,000	54,720
UTi Worldwide	16,700	354,040

		2,739,762

Other Industrial Services - 0.1%
US Ecology	7,700	133,826

Total (Cost $12,554,465)		14,651,502

Natural Resources – 6.2%
Energy Services - 2.6%
†Ensco ADR	10,000	533,800
Ensign Energy Services	25,300	382,439
Exterran Partners L.P.	6,404	172,011
Helmerich & Payne	26,400	1,279,872
Lamprell	71,000	355,888
Lufkin Industries	7,400	461,686
Oil States International [a]	7,600	487,084
Tidewater	6,000	323,040

		3,995,820

Oil and Gas - 1.8%
Cimarex Energy	2,600	230,178
Energen Corporation	33,600	1,621,536
Pioneer Southwest Energy Partners L.P.	30,300	909,909

		2,761,623

Precious Metals and Mining - 1.5%
†Aquarius Platinum	81,500	447,275
†Compass Minerals International	11,100	990,897
Fresnillo	18,000	468,104
†Kingsgate Consolidated	33,000	367,226

		2,273,502

Other Natural Resources - 0.3%
China Forestry Holdings	920,000	432,019

Total (Cost $7,157,736)		9,462,964

Technology – 3.9%
Aerospace and Defense - 0.5%
Ducommun	6,600	143,748
HEICO Corporation Cl. A	15,457	576,855

		720,603

Components and Systems - 2.0%
AVX Corporation	73,500	1,134,105
Diebold	13,800	442,290
†Pfeiffer Vacuum Technology	12,500	1,469,930
Vaisala Cl. A	3,300	90,401

		3,136,726

IT Services - 0.2%
Jack Henry & Associates	9,700	282,755

Semiconductors and Equipment - 0.5%
ADTRAN	3,300	119,493
†Aixtron ADR	15,000	558,000
Cognex Corporation	3,000	88,260

		765,753

102 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Technology (continued)
Software - 0.7%
National Instruments	28,600	$1,076,504

Total (Cost $4,904,519)		5,982,341

Utilities – 0.1%
Northeast Utilities	4,100	130,708

Total (Cost $90,469)		130,708

Miscellaneous[e] – 4.9%
Total (Cost $6,919,713)		7,541,285

TOTAL COMMON STOCKS
(Cost $121,333,616)		142,382,445

PREFERRED STOCK – 0.0%
†Bank of N.T. Butterfield & Son 0% Conv. [a,f]
(Cost $422)	350	325

REPURCHASE AGREEMENT – 5.7%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $8,745,095 (collateralized by obligations of various U.S. Government Agencies, due 5/24/11, valued at $8,963,781)
(Cost $8,745,000)		8,745,000

TOTAL INVESTMENTS – 98.8%
(Cost $130,079,038)		151,127,770

CASH AND OTHER ASSETS LESS LIABILITIES – 1.2%		1,802,617

NET ASSETS – 100.0%		$152,930,387

Royce European Smaller-Companies Fund
	SHARES	VALUE
COMMON STOCKS – 89.6%
Australia – 1.2%
Centamin Egypt [a]	65,000	$178,766

Total (Cost $92,793)		178,766

Austria – 5.1%
Mayr-Melnhof Karton	3,200	372,282
Semperit AG Holding	7,700	407,362

Total (Cost $607,095)		779,644

Belgium – 3.1%
EVS Broadcast Equipment	3,500	224,031
GIMV	2,500	136,536
Sipef	1,200	113,853

Total (Cost $396,526)		474,420

Denmark – 3.0%
H Lundbeck	12,000	228,037
†SimCorp	1,500	240,675

Total (Cost $444,755)		468,712

Egypt – 0.9%
Egyptian Financial Group-Hermes Holding	25,000	144,746

Total (Cost $151,258)		144,746

Finland – 3.0%
Marimekko	4,200	81,100
Ponsse	5,500	79,376
Vacon	1,000	52,116
Vaisala Cl. A	8,864	242,822

Total (Cost $445,710)		455,414

France – 13.3%
†Audika	6,500	145,403
Beneteau [a]	8,000	169,229
†bioMerieux	2,500	246,614
Boiron	5,500	209,539
†Ipsen	5,500	167,829
Manutan International	3,000	198,040
†Meetic	10,000	217,149
†Parrot [a]	2,800	90,173
Piscines Desjoyaux	10,000	92,873
Societe Internationale de Plantations d’Heveas	2,200	244,596
Vetoquinol	3,000	118,623
Virbac	800	138,975

Total (Cost $1,836,254)		2,039,043

Germany – 11.6%
†Aixtron	6,500	239,776
Carl Zeiss Meditec	15,000	286,336
Deutsche Beteiligungs	2,000	56,125
Fuchs Petrolub	1,200	158,271

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 103

Schedules of Investments

Royce European Smaller-Companies Fund (continued)

	SHARES	VALUE
Germany (continued)
†KWS Saat	900	$174,808
Pfeiffer Vacuum Technology	2,800	329,264
Rational	400	88,410
†SMA Solar Technology	3,000	278,618
Takkt	12,000	173,184

Total (Cost $1,527,989)		1,784,792

Greece – 0.7%
Hellenic Exchanges	17,500	114,588

Total (Cost $162,175)		114,588

Hong Kong – 1.1%
Asian Citrus Holdings	140,000	176,802

Total (Cost $67,215)		176,802

Ireland – 0.9%
Charter International	10,000	131,666

Total (Cost $90,368)		131,666

Italy – 1.5%
Recordati	25,000	235,690

Total (Cost $197,822)		235,690

Jersey – 0.7%
Randgold Resources	1,300	106,915

Total (Cost $56,612)		106,915

Mexico – 1.5%
Fresnillo	9,000	234,052

Total (Cost $70,575)		234,052

Netherlands – 1.0%
Fugro	1,866	153,353

Total (Cost $124,511)		153,353

Norway – 3.7%
Ekornes	3,000	82,262
Fred Olsen Energy	4,000	176,725
†TGS-NOPEC Geophysical	13,500	304,239

Total (Cost $405,426)		563,226

Peru – 2.3%
Hochschild Mining	35,000	349,238

Total (Cost $132,522)		349,238

South Africa – 8.8%
†Adcock Ingram Holdings	25,000	227,324
†Advtech Limited	76,000	68,068
†Aquarius Platinum	40,000	219,521
Bell Equipment [a]	75,000	115,218
Discovery Holdings	17,000	101,729
Lewis Group	17,000	209,781

	SHARES	VALUE
South Africa (continued)
Net 1 UEPS Technologies [a]	6,000	$73,560
Northam Platinum	21,000	144,410
†Raubex Group	55,000	194,953

Total (Cost $1,110,770)		1,354,564

Spain – 1.8%
†Almirall	30,000	273,407

Total (Cost $286,197)		273,407

Sweden – 1.2%
Lundin Petroleum [a]	15,000	186,562

Total (Cost $83,103)		186,562

Switzerland – 8.5%
Bank Sarasin & Co. Cl. B	3,000	136,685
Banque Privee Edmond de Rothschild	5	144,385
Burckhardt Compression Holding	1,350	373,957
Inficon Holding	600	115,187
Julius Baer Group	1,100	51,529
Partners Group Holding	1,300	246,652
†Sika	65	142,583
VZ Holding	700	89,840

Total (Cost $939,729)		1,300,818

Turkey – 1.4%
†Ford Otomotiv Sanayi	10,000	84,521
†Mardin Cimento Sanayii Ve Ticaret	25,000	124,028

Total (Cost $202,534)		208,549

United Arab Emirates – 2.4%
†Abu Dhabi National Hotels [f]	55,000	44,922
Lamprell	65,000	325,813

Total (Cost $203,755)		370,735

United Kingdom – 10.9%
†African Barrick Gold	15,000	142,891
Ashmore Group	55,000	287,350
Begbies Traynor	110,000	102,901
Diploma	25,000	108,163
Domino Printing Sciences	6,000	60,805
†Jupiter Fund Management [a]	50,000	234,177
Michael Page International	14,000	121,142
Rotork	3,000	85,501
†Severfield-Rowen	50,000	240,101
Spirax-Sarco Engineering	3,500	105,535
†Spirent Communications	33,500	77,196
†Ted Baker	5,000	50,008
Victrex	2,800	64,740

Total (Cost $1,221,348)		1,680,510

104 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

Royce Global Value Fund

VALUE
TOTAL COMMON STOCKS
(Cost $10,857,042)	$13,766,212

REPURCHASE AGREEMENT – 8.9%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $1,368,015 (collateralized by obligations of various U.S. Government Agencies, due 4/25/11, valued at $1,404,298)
(Cost $1,368,000)	1,368,000

TOTAL INVESTMENTS – 98.5%
(Cost $12,225,042)	15,134,212

CASH AND OTHER ASSETS LESS LIABILITIES – 1.5%	234,339

NET ASSETS – 100.0%	$15,368,551

	SHARES	VALUE
COMMON STOCKS – 89.3%
Australia – 3.0%
†Centamin Egypt [a]	825,000	$2,306,648
†Medusa Mining	325,000	2,150,693

Total (Cost $3,780,902)		4,457,341

Austria – 4.9%
Mayr-Melnhof Karton	30,300	3,525,050
Semperit AG Holding	71,500	3,782,644

Total (Cost $5,723,780)		7,307,694

Belgium – 2.9%
†EVS Broadcast Equipment	17,500	1,120,153
GIMV	25,000	1,365,365
Sipef	20,000	1,897,546

Total (Cost $3,523,796)		4,383,064

Canada – 12.0%
Major Drilling Group International	85,000	3,551,996
Pan American Silver	73,500	3,028,935
Pason Systems	80,000	1,123,202
Seabridge Gold [a]	75,000	2,301,000
†Sino-Forest Corporation [a]	52,500	1,229,735
Sprott	235,000	1,904,958
Tesco Corporation [a]	80,000	1,270,400
TMX Group	37,000	1,375,360
Trican Well Service	101,100	2,047,827

Total (Cost $13,885,269)		17,833,413

China – 2.5%
China Forestry Holdings	3,300,000	1,549,635
†E-House China Holdings ADR	143,000	2,139,280

Total (Cost $3,524,772)		3,688,915

Denmark – 1.0%
H Lundbeck	75,000	1,425,229

Total (Cost $1,420,321)		1,425,229

Egypt – 0.8%
Egyptian Financial Group-Hermes Holding	200,000	1,157,967

Total (Cost $1,114,512)		1,157,967

France – 2.7%
Boiron	55,000	2,095,385
Societe Internationale de Plantations d’Heveas	17,000	1,890,063

Total (Cost $3,049,847)		3,985,448

Germany – 7.2%
†Aixtron	62,500	2,305,535
Carl Zeiss Meditec	120,000	2,290,685
Pfeiffer Vacuum Technology	25,000	2,939,860

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 105

Schedules of Investments

Royce Global Value Fund (continued)

	SHARES	VALUE
Germany (continued)
Rational	5,900	$1,304,042
†SMA Solar Technology	20,000	1,857,457

Total (Cost $8,910,021)		10,697,579

Hong Kong – 6.1%
Asian Citrus Holdings	1,750,000	2,184,389
Citic Telecom International Holdings	3,250,000	1,036,949
Luk Fook Holdings (International)	702,000	2,452,051
Value Partners Group	3,450,000	3,462,073

Total (Cost $5,198,215)		9,135,462

India – 0.7%
†Maharashtra Seamless	120,000	1,033,210

Total (Cost $1,016,934)		1,033,210

Italy – 1.4%
†Recordati	215,000	2,026,933

Total (Cost $1,949,121)		2,026,933

Japan – 6.3%
†FamilyMart	50,000	1,884,469
†Moshi Moshi Hotline	77,000	2,020,076
†Nomura Research Institute	80,000	1,781,500
†Santen Pharmaceutical	105,000	3,647,001

Total (Cost $8,892,201)		9,333,046

Mexico – 2.1%
Fresnillo	50,200	1,305,490
Industrias Bachoco ADR	75,000	1,814,250

Total (Cost $2,112,985)		3,119,740

Norway – 1.4%
†TGS-NOPEC Geophysical	95,000	2,140,941

Total (Cost $1,334,897)		2,140,941

Peru – 2.0%
Hochschild Mining	295,000	2,943,579

Total (Cost $1,458,548)		2,943,579

South Africa – 5.8%
†Adcock Ingram Holdings	251,500	2,286,884
Aquarius Platinum	300,000	1,646,409
Lewis Group	95,000	1,172,304
Northam Platinum	176,000	1,210,292
†Raubex Group	650,000	2,303,985

Total (Cost $7,187,934)		8,619,874

South Korea – 1.3%
†MegaStudy	12,500	1,940,700

Total (Cost $1,923,932)		1,940,700

	SHARES	VALUE
Switzerland – 3.4%
Burckhardt Compression Holding	12,000	$3,324,064
Partners Group Holding	8,800	1,669,647

Total (Cost $3,265,171)		4,993,711

Turkey – 0.8%
†Mardin Cimento Sanayii Ve Ticaret	255,000	1,265,091

Total (Cost $1,313,401)		1,265,091

United Arab Emirates – 1.7%
Lamprell	500,000	2,506,252

Total (Cost $1,480,188)		2,506,252

United Kingdom – 4.6%
Ashmore Group	500,000	2,612,271
†Ensco ADR	32,000	1,708,160
†Jupiter Fund Management [a]	550,000	2,575,943

Total (Cost $5,048,669)		6,896,374

United States – 14.7%
†Allied Nevada Gold [a]	60,000	1,578,600
†Analog Devices	55,000	2,071,850
GrafTech International [a]	90,000	1,785,600
†Helmerich & Payne	42,500	2,060,400
Jacobs Engineering Group [a]	22,000	1,008,700
Lincoln Electric Holdings	16,000	1,044,320
Nu Skin Enterprises Cl. A	55,000	1,664,300
Sanderson Farms	55,000	2,153,250
†SanDisk Corporation [a]	20,000	997,200
Schnitzer Steel Industries Cl. A	24,500	1,626,555
†Teradyne [a]	75,000	1,053,000
U.S. Global Investors Cl. A	115,200	936,576
†Varian Semiconductor Equipment Associates [a]	60,000	2,218,200
†Western Digital [a]	50,000	1,695,000

Total (Cost $19,836,836)		21,893,551

TOTAL COMMON STOCKS
(Cost $106,952,252)		132,785,114

REPURCHASE AGREEMENT – 7.8%

State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $11,551,125 (collateralized by obligations of various U.S. Government Agencies, 3.50% due 5/5/11, valued at $11,843,700)

(Cost $11,551,000)		11,551,000

TOTAL INVESTMENTS – 97.1%
(Cost $118,503,252)		144,336,114

CASH AND OTHER ASSETS LESS LIABILITIES – 2.9%		4,281,584

NET ASSETS – 100.0%		$148,617,698

106 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 85.7%

Consumer Products – 2.7%
Food/Beverage/Tobacco - 1.1%
†Sanderson Farms	1,700	$66,555

Sports and Recreation - 1.6%
Thor Industries	3,000	101,880

Total (Cost $178,563)		168,435

Consumer Services – 4.1%
Retail Stores - 4.1%
American Eagle Outfitters	3,500	51,205
Dollar Tree [a]	600	33,648
Family Dollar Stores	1,200	59,652
GameStop Corporation Cl. A [a]	4,700	107,536

Total (Cost $235,048)		252,041

Financial Intermediaries – 4.9%
Banking - 1.4%
Comerica	2,100	88,704

Insurance - 1.6%
PartnerRe	1,200	96,420

Securities Exchanges - 1.9%
†TMX Group	3,100	115,233

Total (Cost $268,371)		300,357

Financial Services – 7.0%
Information and Processing - 0.9%
SEI Investments	2,400	57,096

Investment Management - 6.1%
†Ashmore Group	30,000	156,736
Federated Investors Cl. B	2,200	57,574
†Value Partners Group	164,000	164,574

		378,884

Total (Cost $318,176)		435,980

Health – 1.4%
Commercial Services - 0.5%
Schein (Henry) [a]	500	30,695

Drugs and Biotech - 0.9%
Endo Pharmaceuticals Holdings [a]	1,500	53,565

Total (Cost $57,507)		84,260

Industrial Products – 21.8%
Automotive - 1.3%
Autoliv	1,000	78,940

Industrial Components - 6.2%
GrafTech International [a]	8,300	164,672
Hubbell Cl. B	1,100	66,143
PerkinElmer	2,680	69,198
Thomas & Betts [a]	1,700	82,110

		382,123

Machinery - 1.1%
Rofin-Sinar Technologies [a]	1,900	67,336

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution - 5.6%
Kennametal	1,800	$71,028
Reliance Steel & Aluminum	3,000	153,300
Schnitzer Steel Industries Cl. A	1,900	126,141

		350,469

Miscellaneous Manufacturing - 2.9%
†Semperit AG Holding	3,400	179,874

Paper and Packaging - 1.6%
Greif Cl. A	1,600	99,040

Specialty Chemicals and Materials - 3.1%
Lubrizol Corporation (The)	1,780	190,246

Total (Cost $1,056,570)		1,348,028

Industrial Services – 2.4%
Engineering and Construction - 1.8%
†Jacobs Engineering Group [a]	2,400	110,040

Transportation and Logistics - 0.6%
Kirby Corporation [a]	900	39,645

Total (Cost $131,100)		149,685

Natural Resources – 21.6%
Energy Services - 10.8%
Ensco ADR	3,810	203,378
Helmerich & Payne	3,400	164,832
Pason Systems	9,400	131,976
†Trican Well Service	4,100	83,048
Unit Corporation [a]	1,900	88,312

		671,546

Precious Metals and Mining - 10.8%
†Allied Nevada Gold [a]	5,300	139,443
†Centamin Egypt [a]	41,200	115,193
†Hochschild Mining	5,900	58,871
Pan American Silver	5,000	206,050
Seabridge Gold [a]	4,800	147,264

		666,821

Total (Cost $1,083,490)		1,338,367

Technology – 19.5%
Aerospace and Defense - 0.6%
Rockwell Collins	650	37,869

Components and Systems - 3.6%
AVX Corporation	7,400	114,182
†Western Digital [a]	3,200	108,480

		222,662

Distribution - 1.6%
Arrow Electronics [a]	2,900	99,325

Semiconductors and Equipment - 13.0%
ADTRAN	2,000	72,420
†Aixtron ADR	2,500	93,000
Analog Devices	3,600	135,612
Cabot Microelectronics [a]	1,300	53,885
International Rectifier [a]	5,842	173,449
†Micrel	3,700	48,063
†Teradyne [a]	4,300	60,372

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 107

Schedules of Investments

Royce SMid-Cap Value Fund (continued)

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
†Varian Semiconductor Equipment Associates [a]	4,600	$170,062

		806,863

Telecommunications - 0.7%
Citic Telecom International Holdings	138,500	44,190

Total (Cost $985,609)		1,210,909

Miscellaneous[e] – 0.3%
Total (Cost $15,478)		18,973

TOTAL COMMON STOCKS
(Cost $4,329,912)		5,307,035

REPURCHASE AGREEMENT – 14.3%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $889,010 (collateralized by obligations of various U.S. Government Agencies, due 4/25/11, valued at $914,543)
(Cost $889,000)		889,000

TOTAL INVESTMENTS – 100.0%
(Cost $5,218,912)		6,196,035

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(886)

NET ASSETS – 100.0%		$6,195,149

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 91.2%
Australia – 2.1%
†Centamin Egypt [a]	40,000	$111,837
IOOF Holdings	10,000	79,779
†Medusa Mining	30,000	198,526

Total (Cost $285,952)		390,142

Austria – 2.9%
Mayr-Melnhof Karton	2,000	232,676
Semperit AG Holding	5,500	290,973

Total (Cost $412,134)		523,649

Belgium – 1.6%
EVS Broadcast Equipment	1,800	115,216
†GIMV	1,500	81,922
Sipef	975	92,505

Total (Cost $204,949)		289,643

Brazil – 1.6%
Duratex	5,000	53,765
†Grendene	20,000	112,289
†Kroton Educacional (Units) [a]	10,000	131,627

Total (Cost $185,573)		297,681

Canada – 9.9%
AGF Management Cl. B	6,500	127,411
†Celestica [a]	7,000	67,900
Dundee Corporation Cl. A [a]	5,400	111,063
DundeeWealth	3,000	64,719
Ensign Energy Services	4,000	60,465
Gildan Activewear [a]	2,500	71,225
Gluskin Sheff + Associates	5,000	104,546
Ivanhoe Mines [a]	2,900	66,468
†Ivanhoe Mines (Rights) [a]	2,900	4,060
†Magma Energy [a]	33,000	48,788
Major Drilling Group International	3,000	125,364
Pan American Silver	3,000	123,630
Pason Systems	4,500	63,180
Ritchie Bros. Auctioneers	3,500	80,675
Seabridge Gold [a]	2,000	61,360
ShawCor Cl. A	2,300	76,589
†Sino-Forest Corporation [a]	4,500	105,406
Sprott	14,000	113,487
TMX Group	4,775	177,496
Trican Well Service	8,000	162,044

Total (Cost $1,186,979)		1,815,876

Cayman Islands – 0.4%
Greenlight Capital Re Cl. A [a]	2,500	67,025

Total (Cost $32,727)		67,025

China – 2.9%
†Chemspec International ADR	9,000	67,320

108 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
China (continued)
China Forestry Holdings	201,000	$94,387
E-House China Holdings ADR	12,000	179,520
Jinpan International	5,000	52,650
†Pacific Textiles Holdings	125,000	81,534
Simcere Pharmaceutical Group ADR [a]	5,000	57,050

Total (Cost $515,261)		532,461

Denmark – 1.0%
†H Lundbeck	5,000	95,016
†SimCorp	600	96,270

Total (Cost $178,008)		191,286

Egypt – 0.5%
Egyptian Financial Group-Hermes Holding	16,000	92,637

Total (Cost $74,297)		92,637

Finland – 1.5%
Marimekko	3,000	57,928
†Ponsse	4,000	57,728
Vacon	700	36,481
Vaisala Cl. A	4,500	123,274

Total (Cost $253,245)		275,411

France – 8.5%
†Audika	5,000	111,848
Beneteau [a]	4,000	84,614
†bioMerieux	1,500	147,969
Boiron	4,000	152,392
Bollore	225	47,791
†Ipsen	4,000	122,057
Manutan International	1,800	118,824
†Meetic	7,000	152,004
†Paris Orleans et Cie	5,000	126,147
†Parrot [a]	2,200	70,851
†Piscines Desjoyaux	6,000	55,724
Societe BIC	700	60,165
Societe Internationale de Plantations d’Heveas	1,500	166,770
Vetoquinol	1,750	69,197
Virbac	360	62,539

Total (Cost $1,412,390)		1,548,892

Germany – 6.1%
†Aixtron	5,000	184,443
Carl Zeiss Meditec	10,500	200,435
Fuchs Petrolub	550	72,541
†KWS Saat	500	97,116
Pfeiffer Vacuum Technology	1,500	176,391
Rational	250	55,256
†SMA Solar Technology	1,800	167,171
STRATEC Biomedical Systems	1,500	63,962

	SHARES	VALUE
Germany (continued)
Takkt	7,000	$101,024

Total (Cost $903,450)		1,118,339

Greece – 0.5%
Hellenic Exchanges	14,500	94,944

Total (Cost $128,810)		94,944

Hong Kong – 4.7%
†Asia Satellite Telecommunications Holdings	20,500	35,605
Asian Citrus Holdings	60,000	74,490
China Green (Holdings)	45,000	44,000
Citic Telecom International Holdings	400,000	127,625
Luk Fook Holdings (International)	35,000	122,253
†Midland Holdings	69,100	56,718
Minth Group	28,000	45,965
Pico Far East Holdings	270,000	57,315
†Stella International Holdings	30,000	59,824
Value Partners Group	230,000	230,805

Total (Cost $635,351)		854,600

India – 1.5%
†Graphite India	17,000	38,589
†Jyothy Laboratories	8,300	50,154
†Maharashtra Seamless	15,000	129,151
†Unichem Laboratories	11,000	60,025

Total (Cost $282,524)		277,919

Italy – 1.0%
Recordati	20,000	188,552

Total (Cost $152,179)		188,552

Japan – 7.6%
†Benesse Holdings	2,500	115,162
†EPS	50	122,367
†FamilyMart	4,500	169,602
†Hogy Medical	1,300	63,247
ITO EN	2,700	44,895
†Kao Corporation	1,900	51,203
†Moshi Moshi Hotline	5,000	131,174
Nomura Research Institute	8,000	178,150
†Sankyo Company	1,200	67,767
†Santen Pharmaceutical	7,500	260,500
Shimano	1,000	50,868
†TOTO	10,000	72,546
†Wacom	37	58,834

Total (Cost $1,277,319)		1,386,315

Jersey – 0.3%
Randgold Resources ADR	600	49,398

Total (Cost $26,176)		49,398

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 109

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
Luxembourg – 0.5%
Brait	15,000	$55,104
Reinet Investments [a]	2,300	39,956

Total (Cost $66,249)		95,060

Mexico – 2.5%
†Alsea	45,000	47,004
Fresnillo	4,000	104,023
†Grupo Herdez	65,000	116,579
Industrias Bachoco ADR	7,500	181,425

Total (Cost $312,986)		449,031

Netherlands – 0.6%
Hunter Douglas	2,000	105,755

Total (Cost $82,673)		105,755

Norway – 1.5%
†TGS-NOPEC Geophysical	12,500	281,703

Total (Cost $170,640)		281,703

Peru – 0.8%
Hochschild Mining	15,000	149,674

Total (Cost $58,330)		149,674

Singapore – 1.7%
ARA Asset Management	109,000	131,648
Biosensors International Group [a]	70,000	61,635
Kim Eng Holdings	40,300	76,935
Raffles Education [a]	200,000	39,740

Total (Cost $224,065)		309,958

South Africa – 6.4%
†Adcock Ingram Holdings	22,500	204,592
†Advtech Limited	85,000	76,129
†Aquarius Platinum	35,000	192,081
Bell Equipment [a]	50,000	76,812
†Discovery Holdings	22,000	131,649
Lewis Group	12,000	148,081
Northam Platinum	20,000	137,533
†Raubex Group	40,000	141,784
†Reunert Limited	7,000	71,195

Total (Cost $989,148)		1,179,856

South Korea – 3.8%
Binggrae Company	2,500	123,359
Green Cross	700	85,734
GS Home Shopping	1,000	96,308
†Hanssem	5,500	67,120
MegaStudy	1,150	178,544
†Sung Kwang Bend	3,500	72,628
Woongjin Coway	2,000	71,020

Total (Cost $632,470)		694,713

	SHARES	VALUE
Spain – 1.0%
†Almirall	20,000	$182,271

Total (Cost $193,326)		182,271

Sweden – 0.5%
Lundin Petroleum [a]	7,500	93,281

Total (Cost $39,068)		93,281

Switzerland – 5.6%
Bank Sarasin & Co. Cl. B	2,100	95,679
Banque Privee Edmond de Rothschild	3	86,631
Burckhardt Compression Holding	1,100	304,706
Julius Baer Group	1,700	79,636
Lindt & Spruengli	3	96,578
Partners Group Holding	1,200	227,679
†Sika	40	87,743
Vontobel Holding	1,200	45,690

Total (Cost $744,611)		1,024,342

Taiwan – 0.7%
Chroma Ate	20,600	61,539
St. Shine Optical	5,000	66,537

Total (Cost $57,240)		128,076

Thailand – 0.3%
†Thai Beverage	263,000	58,406

Total (Cost $49,541)		58,406

Turkey – 1.5%
†Ford Otomotiv Sanayi	10,000	84,521
†Mardin Cimento Sanayii Ve Ticaret	25,000	124,029
†Vestel Beyaz Esya Sanayi Ve Ticaret	27,500	60,913

Total (Cost $285,251)		269,463

United Arab Emirates – 1.7%
†Abu Dhabi National Hotels [f]	125,000	102,097
Lamprell	40,000	200,500

Total (Cost $215,462)		302,597

United Kingdom – 7.2%
†African Barrick Gold	12,500	119,076
Ashmore Group	42,500	222,043
Begbies Traynor	75,000	70,160
†De La Rue	6,200	79,217
Domino Printing Sciences	7,500	76,006
†Ensco ADR	1,500	80,070
Hikma Pharmaceuticals	4,000	50,608
†Jupiter Fund Management [a]	35,000	163,924
Michael Page International	8,000	69,224
†Rotork	3,000	85,501
†Severfield-Rowen	12,500	60,025
Spirax-Sarco Engineering	2,700	81,413
†Spirent Communications	38,000	87,565

110 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
United Kingdom (continued)
Victrex	3,500	$80,925

Total (Cost $952,216)		1,325,757

United States – 0.3%
WaterFurnace Renewable Energy	2,000	49,824

Total (Cost $44,460)		49,824

TOTAL COMMON STOCKS
(Cost $13,265,060)		16,694,537

REPURCHASE AGREEMENT – 7.4%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $1,350,015 (collateralized by obligations of various U.S. Government Agencies, due 5/24/11, valued at $1,388,263)
(Cost $1,350,000)		1,350,000

TOTAL INVESTMENTS – 98.6%
(Cost $14,615,060)		18,044,537

CASH AND OTHER ASSETS LESS LIABILITIES – 1.4%		252,956

NET ASSETS – 100.0%		$18,297,493

Royce Focus Value Fund

	SHARES	VALUE
COMMON STOCKS – 96.5%
Consumer Products – 6.8%
Apparel, Shoes and Accessories - 0.6%
Coach	1,000	$55,310

Food/Beverage/Tobacco - 4.3%
Cal-Maine Foods	5,000	157,900
Industrias Bachoco ADR	4,500	108,855
Sanderson Farms	3,000	117,450

		384,205

Sports and Recreation - 1.9%
†Thor Industries	5,000	169,800

Total (Cost $531,476)		609,315

Consumer Services – 2.8%
Retail Stores - 2.8%
Buckle (The)	3,000	113,310
†GameStop Corporation Cl. A [a]	6,000	137,280

Total (Cost $228,477)		250,590

Diversified Investment Companies – 1.0%
Exchange Traded Funds - 1.0%
ProShares UltraShort 20+ Year Treasury [a]	2,500	92,625

Total (Cost $76,975)		92,625

Financial Intermediaries – 7.1%
Insurance - 3.6%
Berkshire Hathaway Cl. B [a]	4,000	320,440

Securities Brokers - 2.3%
†International Assets Holding Corporation [a]	4,000	94,400
Knight Capital Group Cl. A [a]	8,000	110,320

		204,720

Securities Exchanges - 1.2%
TMX Group	3,000	111,515

Total (Cost $539,561)		636,675

Financial Services – 14.0%
Information and Processing - 1.0%
†SEI Investments	4,000	95,160

Investment Management - 12.1%
†Affiliated Managers Group [a]	1,000	99,220
†Ashmore Group	30,000	156,736
Franklin Resources	2,500	278,025
Partners Group Holding	700	132,813
U.S. Global Investors Cl. A	20,000	162,600
†Value Partners Group	250,000	250,875

		1,080,269

Other Financial Services - 0.9%
Kennedy-Wilson Holdings [a]	8,000	79,920

Total (Cost $944,905)		1,255,349

Industrial Products – 12.4%
Building Systems and Components - 0.8%
WaterFurnace Renewable Energy	3,000	74,736

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 111

Schedules of Investments

Royce Focus Value Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Industrial Components - 2.7%
GrafTech International [a]	12,000	$238,080

Metal Fabrication and Distribution - 7.7%
Horsehead Holding Corporation [a]	10,000	130,400
Nucor Corporation	2,000	87,640
Reliance Steel & Aluminum	4,000	204,400
Schnitzer Steel Industries Cl. A	4,000	265,560

		688,000

Pumps, Valves and Bearings - 1.2%
Gardner Denver	1,500	103,230

Total (Cost $704,596)		1,104,046

Industrial Services – 7.6%
Engineering and Construction - 2.1%
Jacobs Engineering Group [a]	4,000	183,400

Food, Tobacco and Agriculture - 3.4%
Mosaic Company (The)	4,000	305,440

Transportation and Logistics - 2.1%
Patriot Transportation Holding [a]	2,000	185,920

Total (Cost $499,223)		674,760

Natural Resources – 27.0%
Energy Services - 9.0%
†Ensco ADR	5,000	266,900
†Helmerich & Payne	3,000	145,440
Pason Systems	5,500	77,220
†Trican Well Service	10,000	202,555
Unit Corporation [a]	2,500	116,200

		808,315

Oil and Gas - 1.8%
Exxon Mobil	2,200	160,864

Precious Metals and Mining - 15.5%
†Allied Nevada Gold [a]	7,500	197,325
†Centamin Egypt [a]	60,000	167,756
Fresnillo	5,000	130,029
Major Drilling Group International	5,000	208,941
†Newmont Mining	3,000	184,290
Pan American Silver	6,000	247,260
Seabridge Gold [a]	8,000	245,440

		1,381,041

Real Estate - 0.7%
PICO Holdings [a]	2,000	63,600

Total (Cost $1,748,553)		2,413,820

Technology – 17.8%
Components and Systems - 4.7%
†SanDisk Corporation [a]	2,000	99,720
†Western Digital [a]	5,500	186,450
†Xyratex [a]	8,000	130,480

		416,650

Internet Software and Services - 1.1%
†eBay [a]	3,500	97,405

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment - 7.5%
†Aixtron ADR	3,500	$130,200
†Analog Devices	6,000	226,020
†Teradyne [a]	6,500	91,260
†Varian Semiconductor Equipment Associates [a]	6,000	221,820

		669,300

Software - 4.5%
†CA	7,500	183,300
Microsoft Corporation	8,000	223,360

		406,660

Total (Cost $1,344,963)		1,590,015

TOTAL COMMON STOCKS
(Cost $6,618,729)		8,627,195

REPURCHASE AGREEMENT – 3.7%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $336,004 (collateralized by obligations of various U.S. Government Agencies, due 3/22/11, valued at $345,000)
(Cost $336,000)		336,000

TOTAL INVESTMENTS – 100.2%
(Cost $6,954,729)		8,963,195

LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		(21,099)

NET ASSETS – 100.0%		$8,942,096

112 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

Royce Partners Fund

	SHARES	VALUE
COMMON STOCKS – 89.8%

Consumer Products – 1.2%
Home Furnishing and Appliances - 1.2%
Hunter Douglas	400	$21,151

Total (Cost $10,494)		21,151

Consumer Services – 2.0%
Other Consumer Services - 2.0%
Sotheby’s	800	36,000

Total (Cost $9,472)		36,000

Diversified Investment Companies – 4.8%
Exchange Traded Funds - 4.8%
ProShares UltraShort 20+ Year
Treasury [a]	2,300	85,215

Total (Cost $98,823)		85,215

Financial Intermediaries – 15.8%
Banking - 8.9%
Bank of New York Mellon (The)	1,400	42,280
Bank Sarasin & Co. Cl. B	514	23,418
Northern Trust	900	49,869
State Street	900	41,706

		157,273

Insurance - 4.2%
Alleghany Corporation [a]	100	30,637
Marsh & McLennan	1,600	43,744

		74,381

Real Estate Investment Trusts - 0.0%
Cousins Properties	17	142

Securities Brokers - 0.6%
Egyptian Financial Group-Hermes Holding	2,000	11,580

Securities Exchanges - 2.1%
TMX Group	1,000	37,172

Total (Cost $236,143)		280,548

Financial Services – 30.9%
Diversified Financial Services - 2.2%
Lazard Cl. A	1,000	39,490

Information and Processing - 7.3%
MasterCard Cl. A	100	22,411
Morningstar	600	31,848
†SEI Investments	1,500	35,685
Western Union	2,100	38,997

		128,941

Investment Management - 21.4%
†Affiliated Managers Group [a]	200	19,844
†AllianceBernstein Holding L.P.	1,700	39,661
Artio Global Investors Cl. A	1,000	14,750
Ashmore Group	4,500	23,511
Cohen & Steers	1,200	31,320
Invesco	1,100	26,466
†Jupiter Fund Management [a]	5,700	26,696

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
Partners Group Holding	100	$18,973
T. Rowe Price Group	300	19,362
†Value Partners Group	100,000	100,350
VZ Holding	300	38,503
Westwood Holdings Group	500	19,980

		379,416

Total (Cost $412,594)		547,847

Health – 0.7%
Drugs and Biotech - 0.7%
†Adcock Ingram Holdings	1,300	11,821

Total (Cost $11,114)		11,821

Industrial Products – 9.3%
Industrial Components - 2.6%
Amphenol Corporation Cl. A	300	15,834
GrafTech International [a]	1,500	29,760

		45,594

Machinery - 1.4%
Spirax-Sarco Engineering	800	24,122

Metal Fabrication and Distribution - 2.5%
Nucor Corporation	1,000	43,820

Miscellaneous Manufacturing - 1.5%
†Valmont Industries	300	26,619

Pumps, Valves and Bearings - 1.3%
Graco	600	23,670

Total (Cost $114,641)		163,825

Industrial Services – 21.1%
Commercial Services - 6.5%
Brink’s Company (The)	1,100	29,568
Copart [a]	800	29,880
Manpower	400	25,104
Ritchie Bros. Auctioneers	1,300	29,965

		114,517

Engineering and Construction - 8.5%
†EMCOR Group [a]	1,000	28,980
Fluor Corporation	800	53,008
†NVR [a]	100	69,102

		151,090

Transportation and Logistics - 6.1%
C. H. Robinson Worldwide	300	24,057
Expeditors International of Washington	500	27,300
Landstar System	500	20,470
Patriot Transportation Holding [a]	400	37,184

		109,011

Total (Cost $307,887)		374,618

Natural Resources – 2.3%
Energy Services - 2.3%
†Ensco ADR	300	16,014

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 113

Schedules of Investments

Royce Partners Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Schlumberger	300	$25,050

Total (Cost $29,625)		41,064

Technology – 1.7%
Software - 0.8%
Microsoft Corporation	500	13,960

Telecommunications - 0.9%
Corning	800	15,456

Total (Cost $23,403)		29,416

TOTAL COMMON STOCKS
(Cost $1,254,196)		1,591,505

REPURCHASE AGREEMENT – 11.8%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $208,002 (collateralized by obligations of various U.S. Government Agencies, 0.36% due 3/28/11, valued at $215,538)
(Cost $208,000)		208,000

TOTAL INVESTMENTS – 101.6%
(Cost $1,462,196)		1,799,505

LIABILITIES LESS CASH AND OTHER ASSETS – (1.6)%		(28,010)

NET ASSETS – 100.0%		$1,771,495

Royce Mid-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 90.8%

Consumer Products – 3.2%
Food/Beverage/Tobacco - 2.1%
†J.M. Smucker Company (The)	1,550	$101,757

Sports and Recreation - 1.1%
†Hasbro	1,150	54,257

Total (Cost $132,503)		156,014

Consumer Services – 7.1%
Retail Stores - 7.1%
†American Eagle Outfitters	4,650	68,029
†Dollar Tree [a]	1,400	78,512
†GameStop Corporation Cl. A [a]	3,850	88,088
†O’Reilly Automotive [a]	850	51,357
†Staples	2,700	61,479

Total (Cost $289,322)		347,465

Financial Intermediaries – 5.8%
Insurance - 2.0%
†Lincoln National	1,750	48,668
†PartnerRe	600	48,210

		96,878

Securities Brokers - 2.6%
†TD AMERITRADE Holding Corporation	6,800	129,132

Securities Exchanges - 1.2%
†TMX Group	1,550	57,616

Total (Cost $273,482)		283,626

Financial Services – 2.9%
Investment Management - 2.9%
†Partners Group Holding	300	56,920
†T. Rowe Price Group	1,300	83,902

Total (Cost $103,987)		140,822

Health – 7.2%
Drugs and Biotech - 3.6%
†Biogen Idec [a]	1,900	127,395
†BioMarin Pharmaceutical [a]	1,800	48,474

		175,869

Health Services - 1.5%
†Myriad Genetics [a]	3,300	75,372

Medical Products and Devices - 2.1%
†C.R. Bard	650	59,651
†Teleflex	750	40,357

		100,008

Total (Cost $292,062)		351,249

Industrial Products – 21.5%
Automotive - 2.3%
†Autoliv	700	55,258
†BorgWarner [a]	800	57,888

		113,146

114 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Industrial Products (continued)
Industrial Components - 2.2%
†Precision Castparts	400	$55,684
†Regal-Beloit	800	53,408

		109,092

Machinery - 1.2%
†Stanley Black & Decker	900	60,183

Metal Fabrication and Distribution - 4.4%
†Allegheny Technologies	1,300	71,734
†Nucor Corporation	1,000	43,820
†Reliance Steel & Aluminum	1,900	97,090

		212,644

Paper and Packaging - 1.2%
†Greif Cl. A	900	55,710

Pumps, Valves and Bearings - 2.9%
†Flowserve Corporation	1,200	143,064

Specialty Chemicals and Materials - 5.9%
†Agrium	1,060	97,255
†FMC Corporation	700	55,923
†Lubrizol Corporation (The)	1,250	133,600

		286,778

Other Industrial Products - 1.4%
†Cooper Industries	1,200	69,948

Total (Cost $868,219)		1,050,565

Industrial Services – 7.6%
Commercial Services - 5.8%
†Cintas Corporation	3,250	90,870
†FTI Consulting [a]	1,800	67,104
†Manpower	900	56,484
†TeleTech Holdings [a]	3,400	70,006

		284,464

Engineering and Construction - 1.8%
†Jacobs Engineering Group [a]	1,900	87,115

Total (Cost $325,650)		371,579

Natural Resources – 13.9%
Energy Services - 4.9%
†Ensco ADR	2,800	149,464
†Trican Well Service	4,400	89,124

		238,588

Oil and Gas - 2.2%
†EQT Corporation	1,150	51,566
†QEP Resources	1,600	58,096

		109,662

Precious Metals and Mining - 6.8%
†Agnico-Eagle Mines	850	65,195
†Allied Nevada Gold [a]	2,000	52,620
†IAMGOLD Corporation	2,800	49,840
†Kinross Gold	3,000	56,880
†Pan American Silver	2,650	109,207

		333,742

Total (Cost $574,522)		681,992

	SHARES	VALUE
Technology – 17.4%
Aerospace and Defense - 3.4%
†FLIR Systems [a]	1,700	$50,575
†Goodrich Corporation	730	64,291
†Rockwell Collins	850	49,521

		164,387

Components and Systems - 3.3%
†Western Digital [a]	4,750	161,025

Semiconductors and Equipment - 6.4%
†Aixtron ADR	1,700	63,240
†Analog Devices	3,800	143,146
†LSI Corporation [a]	18,150	108,719

		315,105

Software - 4.3%
†Activision Blizzard	6,400	79,616
†CA	5,400	131,976

		211,592

Total (Cost $784,236)		852,109

Miscellaneous[e] – 4.2%
Total (Cost $195,397)		205,350

TOTAL COMMON STOCKS
(Cost $3,839,380)		4,440,771

REPURCHASE AGREEMENT – 9.2%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $447,005 (collateralized by obligations of various U.S. Government Agencies, 1.375% due 5/15/13, valued at $461,962)
(Cost $447,000)		447,000

TOTAL INVESTMENTS – 100.0%
(Cost $4,286,380)		4,887,771

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		1,285

NET ASSETS – 100.0%		$4,889,056

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 115

Schedules of Investments	December 31, 2010

†	New additions in 2010.
[a]	Non-income producing.
[b]

At December 31, 2010, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[c]	All or a portion of these securities were on loan at December 31, 2010.
[d]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[e]	Includes securities first acquired in 2010 and less than 1% of net assets.
[f]

Securities for which market quotations are not readily available represent 0.0%, 0.0%, 0.1%, 0.0%, 0.1%, 0.3%, 0.3% and 0.6% of net assets for Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund and Royce International Smaller-Companies Fund, respectively. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2010 market value.

116 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	December 31, 2010

	Royce Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Premier Fund	Royce Low-Priced Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies	$5,716,510,202	$1,190,821,046	$4,465,056,487	$4,043,288,170
Affiliated Companies	182,449,579	67,814,440	1,743,869,235	385,335,858
Repurchase agreements (at cost and value)	213,747,000	169,168,000	664,631,000	354,891,000
Cash and foreign currency	116,825	793	—	269,175
Receivable for investments sold	6,015,086	7,678	—	6,227,389
Receivable for capital shares sold	8,739,265	2,258,500	13,797,337	16,297,011
Receivable for dividends and interest	3,703,811	985,821	3,273,408	1,435,634
Prepaid expenses and other assets	1,581,209	16,030	78,355	50,341

Total Assets	6,132,862,977	1,431,072,308	6,890,705,822	4,807,794,578

LIABILITIES:
Payable for collateral on loaned securities	63,193,230	17,666,381	106,015,166	95,512,591
Payable for investments purchased	6,772,106	2,066,197	710,031	2,163,764
Payable for capital shares redeemed	9,947,572	1,888,267	12,898,583	14,564,930
Payable to custodian for overdrawn balance	—	—	52	—
Payable for investment advisory fees	3,855,744	1,509,058	5,299,306	4,305,688
Accrued expenses	1,754,461	503,633	1,092,149	1,595,203

Total Liabilities	85,523,113	23,633,536	126,015,287	118,142,176

Net Assets	$6,047,339,864	$1,407,438,772	$6,764,690,535	$4,689,652,402

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,711,660,745	$1,089,019,342	$4,450,929,674	$3,269,252,781
Undistributed net investment income (loss)	(3,733,882)	(25,547,024)	(9,856,057)	(43,018,249)
Accumulated net realized gain (loss) on investments and foreign currency	(47,995,487)	7,332,864	13,483,478	(730,427)
Net unrealized appreciation (depreciation) on investments and foreign currency	1,387,408,488	336,633,590	2,310,133,440	1,464,148,297

Net Assets	$6,047,339,864	$1,407,438,772	$6,764,690,535	$4,689,652,402

Investment Class	$4,735,402,877	$1,085,782,214	$4,961,891,077	$148,143,918
Service Class	448,784,056	139,910,974	584,816,490	3,456,142,550
Consultant Class	841,524,683	181,745,584	71,685,468
Institutional Class			706,870,180	1,077,658,948
W Class			425,396,518
R Class	17,868,562		10,185,371	2,925,293
K Class	3,759,686		3,845,431	4,781,693

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	406,406,289	61,782,209	243,872,601	8,090,867
Service Class	38,532,502	8,026,066	29,142,504	189,268,736
Consultant Class	79,304,615	11,420,413	3,811,396
Institutional Class			34,500,898	58,795,719
W Class			20,855,131
R Class	1,563,949		511,660	162,023
K Class	355,639		367,458	408,804

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$11.65	$17.57	$20.35	$18.31
Service Class(1)	11.65	17.43	20.07	18.26
Consultant Class(1)	10.61	15.91	18.81
Institutional Class(2)			20.49	18.33
W Class(2)			20.40
R Class(1)	11.43		19.91	18.05
K Class(1)	10.57		10.46	11.70

* Investments at identified cost	$4,511,558,192	$921,982,179	$3,898,858,212	$2,964,483,720
Market value of loaned securities	61,119,218	16,873,762	103,415,035	92,594,129

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 117

Statements of Assets and Liabilities

	Royce Total Return Fund	Royce Heritage Fund	Royce Opportunity Fund	Royce Special Equity Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies	$4,390,995,728	$262,280,963	$2,017,183,972	$1,266,579,604
Affiliated Companies	115,278,147	—	87,624,849	539,636,084
Repurchase agreements (at cost and value)	301,217,000	18,106,000	142,588,000	320,794,000
Cash and foreign currency	280,892	225	38	854
Receivable for investments sold	362,366	763,742	8,695,990	517,739
Receivable for capital shares sold	7,332,314	325,052	6,558,086	10,032,987
Receivable for dividends and interest	6,599,168	151,889	614,371	4,799,539
Prepaid expenses and other assets	58,850	3,147	25,916	21,757

Total Assets	4,822,124,465	281,631,018	2,263,291,222	2,142,382,564

LIABILITIES:
Payable for collateral on loaned securities	3,939,419	1,857,773	41,587,493	—
Payable for investments purchased	783,531	1,485,117	5,337,897	6,657,515
Payable for capital shares redeemed	16,446,023	867,970	7,469,240	1,430,727
Payable for investment advisory fees	3,894,836	229,301	1,814,503	1,765,078
Accrued expenses	1,085,819	132,343	337,555	361,765

Total Liabilities	26,149,628	4,572,504	56,546,688	10,215,085

Net Assets	$4,795,974,837	$277,058,514	$2,206,744,534	$2,132,167,479

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,663,137,955	$209,233,933	$2,027,365,080	$1,626,897,090
Undistributed net investment income (loss)	4,323,647	(781,045)	—	5,440,655
Accumulated net realized gain (loss) on investments and foreign currency	(155,368,400)	5,286,250	(181,606,034)	22,120,991
Net unrealized appreciation (depreciation) on investments and foreign currency	1,283,881,635	63,319,376	360,985,488	477,708,743

Net Assets	$4,795,974,837	$277,058,514	$2,206,744,534	$2,132,167,479

Investment Class	$3,562,001,470	$13,312,829	$1,170,606,373	$1,487,631,753
Service Class	295,656,075	243,821,745	312,727,729	160,870,652
Consultant Class	391,886,195	12,800,858	13,126,077	38,496,903
Institutional Class	356,038,072		702,219,986	445,168,171
W Class	75,063,355
R Class	20,011,065	1,909,063	1,407,116
K Class	95,318,605	5,214,019	6,657,253

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	270,456,253	881,632	96,896,579	71,290,330
Service Class	22,421,775	16,221,115	26,551,258	7,721,332
Consultant Class	29,524,578	1,023,758	1,145,259	1,909,521
Institutional Class	27,086,913		57,766,975	21,408,183
W Class	5,689,201
R Class	1,507,246	164,111	119,479
K Class	9,244,806	446,380	606,268

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$13.17	$15.10	$12.08	$20.87
Service Class(1)	13.19	15.03	11.78	20.83
Consultant Class(1)	13.27	12.50	11.46	20.16
Institutional Class(2)	13.14		12.16	20.79
W Class(2)	13.19
R Class(1)	13.28	11.63	11.78
K Class(1)	10.31	11.68	10.98

* Investments at identified cost	$3,222,401,834	$198,965,222	$1,743,823,333	$1,328,506,945
Market value of loaned securities	3,800,304	1,801,800	40,140,209

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

118 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	Royce Value Fund	Royce Value Plus Fund	Royce 100 Fund	Royce Discovery Fund
ASSETS:
Investments at value (including collateral on loaned securities)*
Non-Affiliated Companies	$1,817,226,703	$2,804,349,529	$410,742,276	$3,422,841
Affiliated Companies	—	322,766,334	—	—
Repurchase agreements (at cost and value)	32,190,000	162,932,000	31,316,000	147,000
Cash and foreign currency	247	758	537	357
Receivable for investments sold	205,149	1,330,141	—	—
Receivable for capital shares sold	3,108,529	2,973,340	1,703,559	83,055
Receivable for dividends and interest	720,172	1,199,947	220,243	1,070
Prepaid expenses and other assets	21,385	44,192	4,352	42

Total Assets	1,853,472,185	3,295,596,241	443,986,967	3,654,365

LIABILITIES:
Payable for collateral on loaned securities	23,568,788	33,734,875	5,649,568	—
Payable for investments purchased	—	3,627,230	960,336	—
Payable for capital shares redeemed	3,019,459	35,976,238	369,656	—
Payable for investment advisory fees	1,522,682	2,720,523	363,417	—
Accrued expenses	590,981	1,068,197	175,553	17,216

Total Liabilities	28,701,910	77,127,063	7,518,530	17,216

Net Assets	$1,824,770,275	$3,218,469,178	$436,468,437	$3,637,149

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,512,903,895	$3,113,864,877	$333,063,479	$3,913,976
Undistributed net investment income (loss)	(2,577,809)	(15,848,865)	179,691	(5,812)
Accumulated net realized gain (loss) on investments and foreign currency	(69,467,617)	(409,472,113)	4,429,523	(588,802)
Net unrealized appreciation (depreciation) on investments and foreign currency	383,911,806	529,925,279	98,795,744	317,787

Net Assets	$1,824,770,275	$3,218,469,178	$436,468,437	$3,637,149

Investment Class	$115,006,901	$305,161,398	$66,011,124
Service Class	1,415,766,115	2,454,325,143	366,183,499	$3,637,149
Consultant Class	35,166,654	30,279,283
Institutional Class	219,110,718	425,910,499
R Class	26,524,612	941,507	1,358,420
K Class	13,195,275	1,851,348	2,915,394

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	9,054,215	22,577,930	6,719,674
Service Class	111,892,599	182,817,679	37,513,834	693,965
Consultant Class	2,880,601	2,330,277
Institutional Class	17,245,171	31,508,075
R Class	2,115,610	71,126	115,860
K Class	1,251,475	189,498	246,799

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$12.70	$13.52	$9.82
Service Class(1)	12.65	13.42	9.76	$5.24
Consultant Class(1)	12.21	12.99
Institutional Class(2)	12.71	13.52
R Class(1)	12.54	13.24	11.72
K Class(1)	10.54	9.77	11.81

* Investments at identified cost	$1,433,331,693	$2,597,196,093	$311,947,439	$3,105,053
Market value of loaned securities	23,380,237	33,018,403	5,570,069

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 119

Statements of Assets and Liabilities

	Royce Financial Services Fund	Royce Dividend Value Fund	Royce European Smaller- Companies Fund	Royce Global Value Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$13,666,587	$142,382,770	$13,766,212	$132,785,114
Repurchase agreements (at cost and value)	912,000	8,745,000	1,368,000	11,551,000
Cash and foreign currency	3,555	623	47,209	176,732
Receivable for capital shares sold	186,818	5,292,801	335,045	5,089,725
Receivable for dividends and interest	16,318	172,681	14,564	86,124
Prepaid expenses and other assets	175	703	110	805

Total Assets	14,785,453	156,594,578	15,531,140	149,689,500

LIABILITIES:
Payable for investments purchased	—	3,000,085	73,327	866,636
Payable for capital shares redeemed	64,378	475,652	57,498	744
Payable for investment advisory fees	10,059	116,877	7,420	134,825
Accrued expenses	23,399	71,577	24,344	69,597

Total Liabilities	97,836	3,664,191	162,589	1,071,802

Net Assets	$14,687,617	$152,930,387	$15,368,551	$148,617,698

ANALYSIS OF NET ASSETS:
Paid-in capital	$14,016,775	$131,785,248	$15,197,606	$133,763,681
Undistributed net investment income (loss)	(67,097)	5,972	(38,263)	(238,425)
Accumulated net realized gain (loss) on investments and foreign currency	(1,279,192)	90,022	(2,699,430)	(10,736,219)
Net unrealized appreciation (depreciation) on investments and foreign currency	2,017,131	21,049,145	2,908,638	25,828,661

Net Assets	$14,687,617	$152,930,387	$15,368,551	$148,617,698

Investment Class		$35,626,448		$6,625,376
Service Class	$14,687,617	117,303,939	$15,368,551	141,992,322

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		5,242,084		455,672
Service Class	2,259,792	17,192,719	1,423,818	9,755,498

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)		$6.80		$14.54	(2)
Service Class(1)	$6.50	6.82	$10.79 (2)	14.56	(2)

* Investments at identified cost	$11,650,700	$121,334,038	$10,857,042	$106,952,252

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce European Smaller-Companies Fund and Royce Global Value Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

120 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	Royce SMid-Cap Value Fund	Royce International Smaller- Companies Fund		Royce Focus Value Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$5,307,035	$16,694,537		$8,627,195
Repurchase agreements (at cost and value)	889,000	1,350,000		336,000
Cash and foreign currency	778	774		399
Receivable for capital shares sold	28,442	314,335		29,436
Receivable for dividends and interest	3,324	15,738		3,963
Prepaid expenses and other assets	71	169		87

Total Assets	6,228,650	18,375,553		8,997,080

LIABILITIES:
Payable for investments purchased	—	34,247		—
Payable for capital shares redeemed	13,652	3,407		26,591
Payable for investment advisory fees	1,861	12,803		10,577
Accrued expenses	17,988	27,603		17,816

Total Liabilities	33,501	78,060		54,984

Net Assets	$6,195,149	$18,297,493		$8,942,096

ANALYSIS OF NET ASSETS:
Paid-in capital	$11,348,528	$14,282,872		$6,940,276
Undistributed net investment income (loss)	(14,144)	(36,715)		(50,108)
Accumulated net realized gain (loss) on investments and foreign currency	(6,116,376)	621,512		43,343
Net unrealized appreciation (depreciation) on investments and foreign currency	977,141	3,429,824		2,008,585

Net Assets	$6,195,149	$18,297,493		$8,942,096

Service Class	$6,195,149	$18,297,493		$8,942,096

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	541,713	1,423,827		538,950

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class(1)	$11.44	$12.85	(2)	$16.59

* Investments at identified cost	$4,329,912	$13,265,060		$6,618,729

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	For Royce International Smaller-Companies Fund, shares redeemed within 180 days of purchase are subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 121

Statements of Assets and Liabilities	December 31, 2010

	Royce Partners Fund	Royce Mid-Cap Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$1,591,505	$4,440,771
Repurchase agreements (at cost and value)	208,000	447,000
Cash and foreign currency	545	993
Receivable for capital shares sold	—	15,350
Receivable for dividends and interest	1,262	2,609
Prepaid expenses and other assets	21	50

Total Assets	1,801,333	4,906,773

LIABILITIES:
Payable for investments purchased	10,884	—
Payable for capital shares redeemed	2,336	1,000
Payable for investment advisory fees	—	1
Accrued expenses	16,618	16,716

Total Liabilities	29,838	17,717

Net Assets	$1,771,495	$4,889,056

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,384,484	$4,272,738
Undistributed net investment income (loss)	(19,345)	—
Accumulated net realized gain (loss) on investments and foreign currency	69,007	14,881
Net unrealized appreciation (depreciation) on investments and foreign currency	337,349	601,437

Net Assets	$1,771,495	$4,889,056

Service Class	$1,771,495	$4,889,056

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	134,691	412,129

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class(1)	$13.15	$11.86

* Investments at identified cost	$1,254,196	$3,839,380

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.

122 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$23,376,925	$4,498,562	$(4,802,627)	$(4,268,637)	$(4,370,867)	$(6,011,148)
Net realized gain (loss) on investments and foreign currency	244,539,402	(131,643,031)	95,049,136	(31,441,694)	102,599,727	5,687,774
Net change in unrealized appreciation (depreciation) on investments and foreign currency	919,035,457	1,353,645,992	228,144,154	382,990,029	1,282,579,039	1,193,921,561

Net increase (decrease) in net assets from investment operations	1,186,951,784	1,226,501,523	318,390,663	347,279,698	1,380,807,899	1,193,598,187

DISTRIBUTIONS:
Net investment income
Investment Class	(21,589,039)	(2,801,892)	(15,361,971)	(11,157,943)	—	—
Service Class	—	—	(1,821,688)	(1,071,605)	—	—
Consultant Class	—	—	(1,445,582)	(1,114,364)	—	—
Institutional Class					—	—
W Class					—	—
R Class	(5,843)	—			—	—
K Class	(1,718)	—			—	—
Net realized gain on investments and foreign currency
Investment Class	—	—	—	—	(64,420,469)	—
Service Class	—	—	—	—	(7,538,439)	—
Consultant Class	—	—	—	—	(1,018,562)	—
Institutional Class					(9,075,185)	—
W Class					(5,523,283)	—
R Class	—	—			(126,237)	—
K Class	—	—			(93,135)	—

Total distributions	(21,596,600)	(2,801,892)	(18,629,241)	(13,343,912)	(87,795,310)	—

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	311,755,659	379,027,780	8,350,914	130,266,475	93,744,515	381,703,030
Service Class	(294,880,724)	352,809,846	27,761,923	31,846,914	102,603,557	85,584,636
Consultant Class	(76,663,689)	(76,272,328)	(7,597,680)	(3,447,974)	(459,568)	18,288,074
Institutional Class					56,876,832	40,687,524
W Class					23,708,347	3,196,459
R Class	4,796,667	2,069,250			6,077,290	1,890,383
K Class	1,204,781	752,676			1,720,954	1,256,498
Shareholder redemption fees
Investment Class	328,540	335,132	68,470	84,891	301,208	249,500
Service Class	1,026,394	824,379	9,397	29,982	77,800	48,054
Consultant Class	948	30,245	734	7,092	25	1,784
R Class	382	13			385	6
K Class	1,263	824			—	—

Net increase (decrease) in net assets from capital share transactions	(52,429,779)	659,577,817	28,593,758	158,787,380	284,651,345	532,905,948

NET INCREASE (DECREASE) IN NET ASSETS	1,112,925,405	1,883,277,448	328,355,180	492,723,166	1,577,663,934	1,726,504,135
NET ASSETS:
Beginning of year	4,934,414,459	3,051,137,011	1,079,083,592	586,360,426	5,187,026,601	3,460,522,466

End of year	$6,047,339,864	$4,934,414,459	$1,407,438,772	$1,079,083,592	$6,764,690,535	$5,187,026,601

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(3,733,882)	$7,338,192	$(25,547,024)	$(9,466,086)	$(9,856,057)	$(5,508,335)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 123

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(10,947,027)	$(9,080,283)	$65,973,516	$57,021,457	$400,157	$(69,909)
Net realized gain (loss) on investments and foreign currency	190,296,151	(87,267,633)	70,220,724	(189,731,841)	28,064,301	(2,351,245)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	900,883,703	1,332,573,466	773,290,273	963,763,879	29,544,806	59,309,275

Net increase (decrease) in net assets from investment operations	1,080,232,827	1,236,225,550	909,484,513	831,053,495	58,009,264	56,888,121

DISTRIBUTIONS:
Net investment income
Investment Class	(773,069)	(298,274)	(42,720,669)	(39,146,850)	(66,004)	—
Service Class	(13,092,584)	(3,209,684)	(2,173,184)	(1,981,005)	(931,740)	—
Consultant Class			(1,276,985)	(1,660,454)	—	—
Institutional Class	(5,651,601)	(2,037,644)	(4,780,738)	(3,685,232)
W Class			(764,664)	(857,210)
R Class	(12,555)	(31)	(57,119)	(24,161)	(4,813)	—
K Class	(39,444)	(2,710)	(615,594)	(462,195)	(26,367)	—
Net realized gain on investments and foreign currency
Investment Class	(1,069,269)	—	—	—	(248,759)	—
Service Class	(25,429,129)	—	—	—	(4,575,379)	—
Consultant Class			—	—	(268,232)	—
Institutional Class	(7,864,337)	—	—	—
W Class			—	—
R Class	(21,454)	—	—	—	(43,920)	—
K Class	(52,402)	—	—	—	(125,645)	—

Total distributions	(54,005,844)	(5,548,343)	(52,388,953)	(47,817,107)	(6,290,859)	—

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	22,184,156	(5,050,009)	(154,296,876)	(91,509,188)	767,926	1,444,488
Service Class	15,026,879	(103,397,366)	27,736,411	15,019,931	15,192,583	52,835,057
Consultant Class			(47,216,839)	(59,717,473)	3,190,956	549,991
Institutional Class	181,504,377	(172,188,340)	26,515,464	22,637,144
W Class			14,011,372	(27,447,742)
R Class	1,234,883	783,751	10,925,475	2,439,278	761,656	650,634
K Class	3,256,422	549,258	39,793,363	15,638,522	4,034,349	145,515
Shareholder redemption fees
Investment Class	6,128	12,722	150,127	275,591	2,128	192
Service Class	355,963	274,606	24,584	299,140	44,483	43,589
Consultant Class			1,669	19,753	—	1,526
R Class	—	302	—	—	55	—
K Class	61	—	—	164	—	—

Net increase (decrease) in net assets from capital share transactions	223,568,869	(279,015,076)	(82,355,250)	(122,344,880)	23,994,136	55,670,992

NET INCREASE (DECREASE) IN NET ASSETS	1,249,795,852	951,662,131	774,740,310	660,891,508	75,712,541	112,559,113
NET ASSETS:
Beginning of year	3,439,856,550	2,488,194,419	4,021,234,527	3,360,343,019	201,345,973	88,786,860

End of year	$4,689,652,402	$3,439,856,550	$4,795,974,837	$4,021,234,527	$277,058,514	$201,345,973

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(43,018,249)	$(27,279,876)	$4,323,647	$53,726,349	$(781,045)	$198,755

124 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(8,708,875)	$(5,600,827)	$12,707,197	$5,014,952	$1,384,070	$(2,867,391)
Net realized gain (loss) on investments and foreign currency	97,287,552	(190,846,794)	31,061,346	2,358,466	91,152,444	(103,373,697)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	453,984,682	841,768,153	261,788,478	212,821,166	267,338,600	511,404,073

Net increase (decrease) in net assets from investment operations	542,563,359	645,320,532	305,557,021	220,194,584	359,875,114	405,162,985

DISTRIBUTIONS:
Net investment income
Investment Class	—	(93,286)	(4,263,501)	(3,385,049)	(349,958)	—
Service Class	—	—	(218,875)	(209,964)	(1,051,113)	—
Consultant Class	—	—	—	—	—	—
Institutional Class	—	(776,463)	(1,730,390)	(1,273,715)	(930,242)	—
R Class	—	—			(7,422)	—
K Class	—	—			(24,374)	—
Net realized gain on investments and foreign currency
Investment Class	—	—	—	—	—	—
Service Class	—	—	—	—	—	—
Consultant Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
R Class	—	—			—	—
K Class	—	—			—	—

Total distributions	—	(869,749)	(6,212,766)	(4,868,728)	(2,363,109)	—

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	48,604,363	(77,385,940)	438,853,515	373,830,873	26,878,907	36,972,542
Service Class	(68,625,351)	19,995,582	66,899,892	54,047,538	(43,101,323)	138,448,254
Consultant Class	2,790,972	257,754	12,453,437	5,667,472	934,299	4,621,513
Institutional Class	29,777,213	(2,395,697)	98,071,920	67,463,685	8,658,294	3,381,940
R Class	812,498	231,793			15,825,122	5,247,846
K Class	5,297,219	205,273			6,149,329	2,112,321
Shareholder redemption fees
Investment Class	321,779	95,640	305,788	416,743	8,886	11,260
Service Class	97,327	115,967	56,950	21,199	175,025	327,594
Consultant Class	—	161	—	1,795	—	9,468
R Class	—	—			—	429
K Class	9	—			—	—

Net increase (decrease) in net assets from capital share transactions	19,076,029	(58,879,467)	616,641,502	501,449,305	15,528,539	191,133,167

NET INCREASE (DECREASE) IN NET ASSETS	561,639,388	585,571,316	915,985,757	716,775,161	373,040,544	596,296,152
NET ASSETS:
Beginning of year	1,645,105,146	1,059,533,830	1,216,181,722	499,406,561	1,451,729,731	855,433,579

End of year	$2,206,744,534	$1,645,105,146	$2,132,167,479	$1,216,181,722	$1,824,770,275	$1,451,729,731

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$—	$(696,863)	$5,440,655	$146,224	$(2,577,809)	$(1,856,432)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 125

Statements of Changes in Net Assets

	Royce Value Plus Fund		Royce 100 Fund		Royce Discovery Fund

	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(14,074,966)	$(4,999,257)	$236,758	$(191,502)	$(5,812)	$(7,605)
Net realized gain (loss) on investments and foreign currency	32,937,292	(267,746,788)	9,871,519	595,396	(3,482)	(321,069)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	547,191,503	1,150,189,259	69,183,429	42,325,144	587,020	947,447

Net increase (decrease) in net assets from investment operations	566,053,829	877,443,214	79,291,706	42,729,038	577,726	618,773

DISTRIBUTIONS:
Net investment income
Investment Class	(2,117,287)	—	—	—
Service Class	(6,367,729)	—	—	—	—	—
Consultant Class	—	—
Institutional Class	(2,438,053)	—
R Class	(2,932)	—	—	—
K Class	(10,296)	—	—	—
Net realized gain on investments and foreign currency
Investment Class	—	—	(697,900)	—
Service Class	—	—	(3,944,450)	—	—	—
Consultant Class	—	—
Institutional Class	—	—
R Class	—	—	(13,212)	—
K Class	—	—	(25,819)	—

Total distributions	(10,936,297)	—	(4,681,381)	—	—	—

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(15,346,990)	74,580,764	19,961,541	11,792,285
Service Class	(470,751,871)	76,229,580	105,343,116	118,681,123	149,337	(40,455)
Consultant Class	(6,041,337)	(4,006,240)
Institutional Class	(2,966,134)	130,449,239
R Class	154,551	196,142	840,176	166,654
K Class	206,682	962,414	2,342,128	28,845
Shareholder redemption fees
Investment Class	12,914	14,148	6,106	2,116
Service Class	267,552	434,206	111,470	58,801	62	11
Consultant Class	—	4,454
K Class	—	—	—	13

Net increase (decrease) in net assets from capital share transactions	(494,464,633)	278,864,707	128,604,537	130,729,837	149,399	(40,444)

NET INCREASE (DECREASE) IN NET ASSETS	60,652,899	1,156,307,921	203,214,862	173,458,875	727,125	578,329
NET ASSETS:
Beginning of year	3,157,816,279	2,001,508,358	233,253,575	59,794,700	2,910,024	2,331,695

End of year	$3,218,469,178	$3,157,816,279	$436,468,437	$233,253,575	$3,637,149	$2,910,024

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(15,848,865)	$(5,416,604)	$179,691	$126,504	$(5,812)	$—

126 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Financial Services Fund		Royce Dividend Value Fund		Royce European Smaller-Companies Fund

	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$144,116	$105,679	$899,354	$197,125	$63,486	$52,106
Net realized gain (loss) on investments and foreign currency	390,086	(1,443,540)	1,076,357	(186,573)	239,934	(1,353,447)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,626,374	4,587,226	18,614,359	4,672,330	2,754,746	3,338,300

Net increase (decrease) in net assets from investment operations	2,160,576	3,249,365	20,590,070	4,682,882	3,058,166	2,036,959

DISTRIBUTIONS:
Net investment income
Investment Class			(278,000)	(79,110)
Service Class	(209,509)	(107,275)	(570,815)	(100,822)	(137,685)	(101,039)
Net realized gain on investments and foreign currency
Investment Class			(119,326)	—
Service Class	—	—	(408,875)	—	—	—

Total distributions	(209,509)	(107,275)	(1,377,016)	(179,932)	(137,685)	(101,039)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			17,236,933	9,684,811
Service Class	(795,645)	811,874	87,149,778	8,370,992	5,551,851	906,650
Shareholder redemption fees
Investment Class			4,769	2,257
Service Class	6,833	18,065	11,165	1,161	9,664	445

Net increase (decrease) in net assets from capital share transactions	(788,812)	829,939	104,402,645	18,059,221	5,561,515	907,095

NET INCREASE (DECREASE) IN NET ASSETS	1,162,255	3,972,029	123,615,699	22,562,171	8,481,996	2,843,015
NET ASSETS:
Beginning of year	13,525,362	9,553,333	29,314,688	6,752,517	6,886,555	4,043,540

End of year	$14,687,617	$13,525,362	$152,930,387	$29,314,688	$15,368,551	$6,886,555

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(67,097)	$42,189	$5,972	$62,175	$(38,263)	$(21,117)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 127

Statements of Changes in Net Assets

	Royce Global Value Fund		Royce SMid-Cap Value Fund		Royce International Smaller-Companies Fund

	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$86	$40,611	$(13,283)	$(16,390)	$59,044	$(8,080)
Net realized gain (loss) on investments and foreign currency	2,090,551	(5,113,914)	773,207	(2,379,962)	1,076,115	46,359
Net change in unrealized appreciation (depreciation) on investments and foreign currency	22,542,657	22,985,888	233,947	3,221,156	2,301,912	1,722,089

Net increase (decrease) in net assets from investment operations	24,633,294	17,912,585	993,871	824,804	3,437,071	1,760,368

DISTRIBUTIONS:
Net investment income
Investment Class	(24,828)
Service Class	(651,421)	(252,560)	—	(7,303)	(142,278)	(11,461)
Net realized gain on investments and foreign currency
Investment Class	—
Service Class	—	—	—	—	(434,104)	—

Total distributions	(676,249)	(252,560)	—	(7,303)	(576,382)	(11,461)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	6,094,259
Service Class	67,568,185	2,205,902	(2,164,117)	(7,519,717)	7,559,241	4,158,315
Shareholder redemption fees
Service Class	52,226	40,041	750	7,772	6,355	3,778

Net increase (decrease) in net assets from capital share transactions	73,714,670	2,245,943	(2,163,367)	(7,511,945)	7,565,596	4,162,093

NET INCREASE (DECREASE) IN NET ASSETS	97,671,715	19,905,968	(1,169,496)	(6,694,444)	10,426,285	5,911,000
NET ASSETS:
Beginning of year	50,945,983	31,040,015	7,364,645	14,059,089	7,871,208	1,960,208

End of year	$148,617,698	$50,945,983	$6,195,149	$7,364,645	$18,297,493	$7,871,208

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(238,425)	$(160,982)	$(14,144)	$5,578	$(36,715)	$(16,596)

128 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Focus Value Fund		Royce Partners Fund		Royce Mid-Cap Fund
	Year ended 12/31/10	Period ended 12/31/09*	Year ended 12/31/10	Period ended 12/31/09**	Period ended 12/31/10***
INVESTMENT OPERATIONS:
Net investment income (loss)	$(21,592)	$4,490	$1,550	$(6,112)	$(9,247)
Net realized gain (loss) on investments and foreign currency	267,539	137,666	119,594	7,322	24,128
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,041,898	966,686	155,600	181,749	601,437

Net increase (decrease) in net assets from investment operations	1,287,845	1,108,842	276,744	182,959	616,318

DISTRIBUTIONS:
Net investment income
Service Class	(28,453)	(15,589)	(19,788)	—	—
Net realized gain on investments and foreign currency
Service Class	(214,071)	(136,754)	(52,910)	—	—

Total distributions	(242,524)	(152,343)	(72,698)	—	—

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	3,100,468	3,839,041	65,397	1,318,213	4,265,971
Shareholder redemption fees
Service Class	699	68	712	168	6,767

Net increase (decrease) in net assets from capital share transactions	3,101,167	3,839,109	66,109	1,318,381	4,272,738

NET INCREASE (DECREASE) IN NET ASSETS	4,146,488	4,795,608	270,155	1,501,340	4,889,056
NET ASSETS:
Beginning of period	4,795,608	—	1,501,340	—

End of period	$8,942,096	$4,795,608	$1,771,495	$1,501,340	$4,889,056

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(50,108)	$(11,624)	$(19,345)	$—	$—

*	The Fund commenced operations on March 2, 2009.
**	The Fund commenced operations on April 28, 2009.
***	The Fund commenced operations on January 4, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 129

Statements of Operations	Year Ended December 31, 2010

	Royce Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Premier Fund	Royce Low-Priced Stock Fund	Royce Total Return Fund	Royce Heritage Fund	Royce Opportunity Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$78,425,570	$12,794,560	$46,204,685	$39,441,000	$111,916,604	$3,549,050	$12,159,776
Affiliated Companies	1,745,296	830,118	12,824,429	1,374,708	2,750,978	—	—
Interest	588,864	104,560	522,818	195,986	3,665,516	6,163	179,153
Securities lending	1,227,924	713,959	628,317	697,568	136,432	117,077	1,086,034

Total income	81,987,654	14,443,197	60,180,249	41,709,262	118,469,530	3,672,290	13,424,963

Expenses:
Investment advisory fees	40,852,642	15,235,767	54,303,172	41,820,890	41,294,432	2,302,355	18,753,553
Distribution fees	9,404,047	1,824,805	1,824,642	7,130,263	4,483,093	619,113	846,340
Shareholder servicing	5,059,181	1,188,842	5,122,719	4,307,886	4,187,145	258,836	1,515,970
Shareholder reports	1,692,705	452,549	1,654,024	838,283	1,089,985	73,892	368,083
Administrative and office facilities	595,751	128,091	629,740	409,504	481,091	24,645	205,622
Custody	453,408	291,745	452,591	528,440	373,376	72,267	193,913
Registration	182,326	107,232	147,704	78,869	159,510	52,743	70,852
Trustees’ fees	147,510	31,863	154,959	99,359	115,262	6,259	51,001
Legal	122,612	29,770	129,926	84,896	100,233	5,803	42,360
Audit	75,016	43,637	76,035	68,449	78,670	29,228	43,904
Other expenses	149,294	32,927	155,902	467,926	138,821	7,987	52,099

Total expenses	58,734,492	19,367,228	64,651,414	55,834,765	52,501,618	3,453,128	22,143,697
Compensating balance credits	(6,617)	(2,252)	(7,635)	(2,170)	(5,604)	(458)	(1,480)
Fees waived by distributor	(116,837)	—	(91,519)	(569,179)	—	(172,128)	—
Expenses reimbursed by investment adviser	(309)	(119,152)	(1,144)	(2,607,127)	—	(8,409)	(8,379)

Net expenses	58,610,729	19,245,824	64,551,116	52,656,289	52,496,014	3,272,133	22,133,838

Net investment income (loss)	23,376,925	(4,802,627)	(4,370,867)	(10,947,027)	65,973,516	400,157	(8,708,875)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	243,455,100	91,239,895	98,124,311	201,604,088	70,218,870	28,065,755	98,975,271
Investments in Affiliated Companies	936,795	3,667,703	4,452,271	(11,237,335)	31,174	—	(1,689,006)
Foreign currency transactions	147,507	141,538	23,145	(70,602)	(29,320)	(1,454)	1,287
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	919,035,732	228,099,559	1,282,529,987	900,881,459	773,283,215	29,543,627	453,984,682
Other assets and liabilities denominated in foreign currency	(275)	44,595	49,052	2,244	7,058	1,179	—

Net realized and unrealized gain (loss) on investments and foreign currency	1,163,574,859	323,193,290	1,385,178,766	1,091,179,854	843,510,997	57,609,107	551,272,234

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$1,186,951,784	$318,390,663	$1,380,807,899	$1,080,232,827	$909,484,513	$58,009,264	$542,563,359

130 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2010

	Royce Special Equity Fund	Royce Value Fund	Royce Value Plus Fund	Royce 100 Fund	Royce Discovery Fund	Royce Financial Services Fund	Royce Dividend Value Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$20,418,169	$22,696,793	$24,391,449	$4,840,141	$40,008	$332,210	$1,810,923
Affiliated Companies	11,009,860	—	3,331,979	—	—	—	—
Interest	242,078	37,422	128,791	22,925	161	251	5,342
Securities lending	147,051	380,512	449,326	56,725	—	—	—

Total income	31,817,158	23,114,727	28,301,545	4,919,791	40,169	332,461	1,816,265

Expenses:
Investment advisory fees	16,333,016	15,560,090	30,723,547	3,302,517	30,860	126,408	647,038
Distribution fees	567,671	3,478,412	6,387,832	707,861	7,715	31,602	114,638
Shareholder servicing	1,267,269	1,934,648	3,731,830	445,137	15,596	25,062	74,581
Shareholder reports	428,183	436,985	991,249	164,934	1,603	6,072	28,580
Administrative and office facilities	160,739	172,395	365,803	31,234	345	1,492	4,511
Custody	143,746	150,222	266,690	32,418	5,337	21,573	27,610
Registration	152,242	78,739	84,938	59,998	15,672	17,602	42,712
Trustees’ fees	42,413	42,399	87,747	8,520	83	347	1,350
Legal	35,162	35,509	75,884	6,239	1,822	313	882
Audit	43,251	43,378	67,530	25,863	14,191	14,208	30,508
Other expenses	35,921	46,440	93,156	7,826	689	1,143	5,541

Total expenses	19,209,613	21,979,217	42,876,206	4,792,547	93,913	245,822	977,951
Compensating balance credits	(3,117)	(2,493)	(1,994)	(1,092)	(14)	(36)	(220)
Fees waived by investment adviser and distributor	(33,635)	(246,067)	(486,312)	(101,044)	(30,860)	(57,441)	(22,928)
Expenses reimbursed by investment adviser	(62,900)	—	(11,389)	(7,378)	(17,058)	—	(37,892)

Net expenses	19,109,961	21,730,657	42,376,511	4,683,033	45,981	188,345	916,911

Net investment income (loss)	12,707,197	1,384,070	(14,074,966)	236,758	(5,812)	144,116	899,354

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	40,600,017	91,203,145	114,189,258	9,869,916	(3,482)	393,551	1,087,518
Investments in Affiliated Companies	(9,538,671)	—	(81,188,338)	—	—	—	—
Foreign currency transactions	—	(50,701)	(63,628)	1,603	—	(3,465)	(11,161)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	261,788,478	267,323,595	547,191,285	69,183,234	587,020	1,625,502	18,612,107
Other assets and liabilities denominated in foreign currency	—	15,005	218	195	—	872	2,252

Net realized and unrealized gain (loss) on investments and foreign currency	292,849,824	358,491,044	580,128,795	79,054,948	583,538	2,016,460	19,690,716

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$305,557,021	$359,875,114	$566,053,829	$79,291,706	$577,726	$2,160,576	$20,590,070

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 131

Statements of Operations	Period Ended December 31, 2010

	Royce European Smaller- Companies Fund	Royce Global Value Fund	Royce SMid-Cap Value Fund	Royce International Smaller- Companies Fund	Royce Focus Value Fund	Royce Partners Fund	Royce Mid-Cap Fund
INVESTMENT INCOME:
Income:
Dividends	$215,029	$1,148,280	$62,434	$279,697	$77,434	$24,305	$45,678
Interest	646	5,751	517	702	565	119	281

Total income	215,675	1,154,031	62,951	280,399	77,999	24,424	45,959

Expenses:
Investment advisory fees	112,566	854,770	51,166	163,699	66,826	15,352	37,049
Distribution fees	22,513	169,045	12,792	32,740	16,706	3,838	9,262
Shareholder servicing	22,211	90,039	11,646	25,785	9,252	5,932	8,124
Shareholder reports	3,319	15,590	1,081	3,411	654	70	289
Administrative and office facilities	835	6,267	695	1,180	636	175	306
Custody	30,386	57,193	10,056	43,545	10,026	9,447	7,748
Registration	23,436	29,340	20,130	16,027	11,199	7,366	17,904
Trustees’ fees	217	1,609	137	327	177	49	94
Legal	170	1,499	152	235	128	36	2,456
Audit	14,200	27,209	14,195	19,306	14,196	14,188	14,006
Other expenses	1,860	4,990	956	887	726	640	746

Total expenses	231,713	1,257,551	123,006	307,142	130,526	57,093	97,984
Compensating balance credits	(26)	(122)	(9)	(30)	(7)	(22)	(4)
Fees waived by investment adviser and distributor	(79,498)	(33,809)	(46,763)	(85,757)	(30,928)	(18,897)	(42,774)
Expenses reimbursed by investment adviser	—	(69,675)	—	—	—	(15,300)	—

Net expenses	152,189	1,153,945	76,234	221,355	99,591	22,874	55,206

Net investment income (loss)	63,486	86	(13,283)	59,044	(21,592)	1,550	(9,247)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	234,648	2,107,368	773,829	1,074,426	267,650	119,850	24,924
Foreign currency transactions	5,286	(16,817)	(622)	1,689	(111)	(256)	(796)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	2,755,320	22,547,511	233,945	2,301,368	1,041,793	155,499	601,391
Other assets and liabilities denominated in foreign currency	(574)	(4,854)	2	544	105	101	46

Net realized and unrealized gain (loss) on investments and foreign currency	2,994,680	24,633,208	1,007,154	3,378,027	1,309,437	275,194	625,565

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$3,058,166	$24,633,294	$993,871	$3,437,071	$1,287,845	$276,744	$616,318

132 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
2010	$9.45	$0.06	$2.19	$2.25	$(0.05)	$—	$(0.05)	$—	$11.65	23.86%	$4,735,403	0.90%	0.90%	0.90%	0.63%	25%
2009	6.94	0.02	2.50	2.52	(0.01)	—	(0.01)	—	9.45	36.28	3,555,507	0.92	0.92	0.92	0.33	23
2008	10.82	0.05	(3.82)	(3.77)	(0.01)	(0.10)	(0.11)	—	6.94	(34.78)	2,293,526	0.90	0.89	0.89	0.55	36
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	—	10.82	2.75	3,157,742	0.89	0.88	0.88	0.44	43
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	—	11.57	14.78	2,867,562	0.88	0.87	0.87	0.39	38

Royce Pennsylvania Mutual Fund – Service Class
2010	$9.41	$0.02	$2.20	$2.22	$—	$—	$—	$0.02	$11.65	23.80%	$448,784	1.27%	1.27%	1.25%	0.18%	25%
2009	6.90	(0.00)	2.49	2.49	—	—	—	0.02	9.41	36.38	609,445	1.31	1.31	1.29	(0.05)	23
2008	10.78	0.04	(3.82)	(3.78)	—	(0.10)	(0.10)	—	6.90	(35.00)	115,959	1.11	1.11	1.11	0.41	36
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	—	10.78	2.56	55,478	1.10	1.09	1.09	0.24	43
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	—	11.53	14.49	40,049	1.16	1.16	1.14	0.30	38

Royce Pennsylvania Mutual Fund – Consultant Class
2010	$8.65	$(0.03)	$1.99	$1.96	$—	$—	$—	$—	$10.61	22.66%	$841,525	1.87%	1.87%	1.87%	(0.36)%	25%
2009	6.40	(0.05)	2.30	2.25	—	—	—	—	8.65	35.16	757,734	1.89	1.89	1.89	(0.64)	23
2008	10.09	(0.04)	(3.55)	(3.59)	—	(0.10)	(0.10)	—	6.40	(35.52)	635,688	1.88	1.87	1.87	(0.46)	36
2007	10.89	(0.06)	0.27	0.21	—	(1.01)	(1.01)	—	10.09	1.73	1,164,136	1.89	1.88	1.88	(0.55)	43
2006	10.25	(0.07)	1.48	1.41	—	(0.77)	(0.77)	—	10.89	13.71	1,163,265	1.87	1.86	1.86	(0.61)	38

Royce Pennsylvania Mutual Fund – R Class(a)
2010	$9.28	$0.01	$2.14	$2.15	$(0.00)	$—	$(0.00)	$—	$11.43	23.21%	$17,868	1.51%	1.51%	1.51%	0.06%	25%
2009	6.87	(0.05)	2.46	2.41	—	—	—	—	9.28	35.08	9,808	1.95	1.95	1.84	(0.61)	23
2008	10.78	(0.00)	(3.81)	(3.81)	—	(0.10)	(0.10)	—	6.87	(35.28)	5,270	1.58	1.57	1.57	(0.03)	36
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	—	10.78	(6.91)#	871	7.52 ##	7.50 ##	1.74 ##	(0.42)##	43

Royce Pennsylvania Mutual Fund – K Class(b)
2010	$8.59	$0.00	$1.98	$1.98	$(0.00)	$—	$(0.00)	$—	$10.57	23.11%	$3,760	1.61%	1.61%	1.59%	0.01%	25%
2009	6.34	(0.02)	2.27	2.25	—	—	—	—	8.59	35.49	1,920	1.79	1.79	1.59	(0.34)	23
2008	10.00	0.01	(3.57)	(3.56)	—	(0.10)	(0.10)	—	6.34	(35.53)#	694	12.12 ##	12.12 ##	1.59 ##	0.13 ##	36

Royce Micro-Cap Fund – Investment Class
2010	$13.71	$(0.03)	$4.14	$4.11	$(0.25)	$—	$(0.25)	$—	$17.57	30.06%	$1,085,782	1.50%	1.50%	1.50%	(0.27)%	36%
2009	8.93	(0.06)	5.02	4.96	(0.18)	—	(0.18)	—	13.71	55.67	844,859	1.54	1.54	1.54	(0.41)	34
2008	15.72	0.12	(6.58)	(6.46)	—	(0.33)	(0.33)	—	8.93	(40.94)	455,077	1.52	1.51	1.51	0.89	43
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	—	15.72	7.07	693,320	1.46	1.46	1.46	(0.06)	49
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	—	17.35	22.31	682,513	1.44	1.43	1.43	(0.31)	42

Royce Micro-Cap Fund – Service Class
2010	$13.61	$(0.08)	$4.14	$4.06	$(0.24)	$—	$(0.24)	$—	$17.43	29.85%	$139,911	1.78%	1.78%	1.66%	(0.41)%	36%
2009	8.87	(0.10)	5.01	4.91	(0.18)	—	(0.18)	0.01	13.61	55.49	84,771	1.77	1.77	1.66	(0.53)	34
2008	15.63	0.07	(6.51)	(6.44)	—	(0.33)	(0.33)	0.01	8.87	(40.98)	28,245	1.79	1.78	1.66	0.58	43
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	—	15.63	6.90	27,224	1.72	1.71	1.66	(0.21)	49
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	—	17.27	22.02	7,521	1.93	1.93	1.66	(0.50)	42

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 133

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Consultant Class
2010	$12.45	$(0.15)	$3.74	$3.59	$(0.13)	$—	$(0.13)	$—	$15.91	28.85%	$181,746	2.43%	2.43%	2.43%	(1.20)%	36%
2009	8.14	(0.13)	4.53	4.40	(0.09)	—	(0.09)	—	12.45	54.14	149,454	2.46	2.46	2.46	(1.30)	34
2008	14.51	0.00	(6.04)	(6.04)	—	(0.33)	(0.33)	—	8.14	(41.46)	103,038	2.45	2.45	2.45	0.02	43
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	—	14.51	6.01	203,044	2.45	2.45	2.45	(1.06)	49
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	—	16.21	21.10	221,411	2.44	2.42	2.42	(1.30)	42

Royce Premier Fund – Investment Class
2010	$16.31	$(0.01)	$4.32	$4.31	$—	$(0.27)	$(0.27)	$—	$20.35	26.46%	$4,961,891	1.12%	1.12%	1.12%	(0.07)%	10%
2009	12.24	(0.02)	4.09	4.07	—	—	—	—	16.31	33.25	3,911,502	1.15	1.15	1.15	(0.14)	14
2008	17.36	0.02	(4.94)	(4.92)	—	(0.20)	(0.20)	—	12.24	(28.29)	2,634,045	1.13	1.12	1.12	0.15	11
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	—	17.36	12.73	3,702,043	1.10	1.10	1.10	0.29	21
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	—	17.66	8.81	3,628,842	1.10	1.09	1.09	0.18	13

Royce Premier Fund – Service Class
2010	$16.12	$(0.05)	$4.27	$4.22	$—	$(0.27)	$(0.27)	$—	$20.07	26.22%	$584,817	1.39%	1.39%	1.37%	(0.30)%	10%
2009	12.14	(0.06)	4.04	3.98	—	—	—	—	16.12	32.78	377,079	1.44	1.44	1.43	(0.41)	14
2008	17.25	(0.01)	(4.91)	(4.92)	—	(0.20)	(0.20)	0.01	12.14	(28.41)	209,647	1.37	1.37	1.34	(0.06)	11
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	—	17.25	12.56	246,313	1.38	1.38	1.29	0.12	21
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	—	17.56	8.61	193,860	1.38	1.38	1.29	(0.01)	13

Royce Premier Fund – Consultant Class
2010	$15.24	$(0.17)	$4.01	$3.84	$—	$(0.27)	$(0.27)	$—	$18.81	25.24%	$71,686	2.08%	2.08%	2.08%	(1.04)%	10%
2009	11.55	(0.15)	3.84	3.69	—	—	—	—	15.24	31.95	58,241	2.14	2.14	2.14	(1.13)	14
2008	16.57	(0.13)	(4.69)	(4.82)	—	(0.20)	(0.20)	—	11.55	(29.04)	28,977	2.12	2.11	2.11	(0.84)	11
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	—	16.57	11.60	51,700	2.10	2.09	2.09	(0.70)	21
2006	16.31	(0.14)	1.42	1.28	—	(0.63)	(0.63)	—	16.96	7.74	50,862	2.12	2.11	2.11	(0.83)	13

Royce Premier Fund – Institutional Class
2010	$16.40	$0.01	$4.35	$4.36	$—	$(0.27)	$(0.27)	$—	$20.49	26.62%	$706,870	0.99%	0.99%	0.99%	0.07%	10%
2009	12.30	(0.00)	4.10	4.10	—	—	—	—	16.40	33.33	516,900	1.03	1.03	1.03	(0.01)	14
2008	17.42	0.04	(4.96)	(4.92)	—	(0.20)	(0.20)	—	12.30	(28.19)	352,804	1.01	1.01	1.01	0.27	11
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	—	17.42	12.86	450,492	1.01	1.00	1.00	0.40	21
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	—	17.71	8.88	355,293	1.01	1.00	1.00	0.27	13

Royce Premier Fund – W Class
2010	$16.33	$0.01	$4.33	$4.34	$—	$(0.27)	$(0.27)	$—	$20.40	26.61%	$425,397	1.02%	1.02%	1.02%	0.04%	10%
2009	12.25	(0.01)	4.09	4.08	—	—	—	—	16.33	33.31	319,120	1.07	1.07	1.07	(0.06)	14
2008	17.36	0.04	(4.95)	(4.91)	—	(0.20)	(0.20)	—	12.25	(28.23)	234,618	1.04	1.04	1.04	0.23	11
2007	17.67	0.07	2.21	2.28	(0.29)	(2.30)	(2.59)	—	17.36	12.72	332,720	1.05	1.05	1.05	0.34	21
2006	16.87	0.04	1.46	1.50	(0.07)	(0.63)	(0.70)	—	17.67	8.82	299,129	1.08	1.07	1.07	0.20	13

Royce Premier Fund – R Class(a)
2010	$16.07	$(0.11)	$4.22	$4.11	$—	$(0.27)	$(0.27)	$—	$19.91	25.61%	$10,185	1.78%	1.78%	1.78%	(0.64)%	10%
2009	12.15	(0.12)	4.04	3.92	—	—	—	—	16.07	32.26	2,634	2.26	2.26	1.84	(0.83)	14
2008	17.36	(0.08)	(4.93)	(5.01)	—	(0.20)	(0.20)	—	12.15	(28.81)	396	3.97	3.97	1.84	(0.54)	11
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	—	17.36	(2.67)#	97	14.23 ##	14.23 ##	1.74 ##	(0.18)##	21

134 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund – K Class(b)
2010	$8.53	$(0.04)	$2.24	$2.20	$—	$(0.27)	$(0.27)	$—	$10.46	25.86%	$3,845	1.63%	1.63%	1.59%	(0.47)%	10%
2009	6.44	(0.05)	2.14	2.09	—	—	—	—	8.53	32.45	1,551	2.39	2.39	1.59	(0.60)	14
2008	10.00	(0.02)	(3.34)	(3.36)	—	(0.20)	(0.20)	—	6.44	(33.51)#	35	35.36 ##	35.36 ##	1.59 ##	(0.38)##	11

Royce Low-Priced Stock Fund – Investment Class(c)
2010	$14.08	$(0.03)	$4.50	$4.47	$(0.10)	$(0.14)	$(0.24)	$—	$18.31	31.77%	$148,144	1.26%	1.26%	1.24%	(0.10)%	24%
2009	9.17	(0.01)	4.96	4.95	(0.04)	—	(0.04)	—	14.08	54.04	94,966	1.27	1.27	1.24	(0.14)	22
2008	14.75	0.03	(5.35)	(5.32)	—	(0.27)	(0.27)	0.01	9.17	(35.77)	65,004	1.24	1.24	1.24	0.29	39
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	—	14.75	1.15 #	29,260	2.11 ##	2.12 ##	1.24 ##	0.44 ##	30

Royce Low-Priced Stock Fund – Service Class
2010	$14.05	$(0.05)	$4.47	$4.42	$(0.07)	$(0.14)	$(0.21)	$—	$18.26	31.49%	$3,456,142	1.60%	1.60%	1.49%	(0.37)%	24%
2009	9.16	(0.04)	4.95	4.91	(0.02)	—	(0.02)	—	14.05	53.58	2,669,235	1.60	1.60	1.49	(0.38)	22
2008	14.78	(0.01)	(5.34)	(5.35)	—	(0.27)	(0.27)	—	9.16	(35.97)	1,870,016	1.56	1.55	1.49	(0.10)	39
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	—	14.78	2.32	3,337,488	1.53	1.53	1.49	(0.16)	30
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	—	16.83	18.97	4,065,946	1.51	1.51	1.46	(0.37)	27

Royce Low-Priced Stock Fund – Institutional Class(d)
2010	$14.09	$(0.02)	$4.50	$4.48	$(0.10)	$(0.14)	$(0.24)	$—	$18.33	31.82%	$1,077,659	1.18%	1.18%	1.18%	(0.04)%	24%
2009	9.18	(0.01)	4.96	4.95	(0.04)	—	(0.04)	—	14.09	53.97	673,846	1.24	1.24	1.24	(0.15)	22
2008	14.76	0.03	(5.34)	(5.31)	—	(0.27)	(0.27)	—	9.18	(35.75)	553,070	1.18	1.18	1.18	0.22	39
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	—	14.76	2.61	869,042	1.22	1.22	1.22	0.12	30
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	—	16.82	16.94 #	608,092	1.20 ##	1.19 ##	1.19 ##	0.02 ##	27

Royce Low-Priced Stock Fund – R Class(a)
2010	$13.95	$(0.12)	$4.44	$4.32	$(0.08)	$(0.14)	$(0.22)	$—	$18.05	31.00%	$2,925	2.21%	2.21%	1.84%	(0.67)%	24%
2009	9.11	(0.09)	4.92	4.83	(0.00)	—	(0.00)	0.01	13.95	53.13	1,134	3.02	3.02	1.84	(0.76)	22
2008	14.76	(0.05)	(5.33)	(5.38)	—	(0.27)	(0.27)	—	9.11	(36.22)	74	10.95	10.94	1.84	(0.42)	39
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	—	14.76	(7.96)#	92	11.93 ##	11.93 ##	1.74 ##	(0.28)##	30

Royce Low-Priced Stock Fund – K Class(b)
2010	$9.09	$(0.08)	$2.93	$2.85	$(0.10)	$(0.14)	$(0.24)	$—	$11.70	31.44%	$4,782	1.78%	1.78%	1.59%	(0.40)%	24%
2009	5.95	(0.10)	3.28	3.18	(0.04)	—	(0.04)	—	9.09	53.45	676	4.75	4.75	1.59	(0.44)	22
2008	10.00	(0.01)	(3.77)	(3.78)	—	(0.27)	(0.27)	—	5.95	(37.47)#	30	40.19 ##	40.19 ##	1.59 ##	(0.19)##	39

Royce Total Return Fund – Investment Class
2010	$10.81	$0.19	$2.32	$2.51	$(0.15)	$—	$(0.15)	$—	$13.17	23.47%	$3,562,002	1.14%	1.14%	1.14%	1.64%	15%
2009	8.70	0.16	2.09	2.25	(0.14)	—	(0.14)	—	10.81	26.22	3,077,099	1.17	1.17	1.17	1.74	20
2008	12.93	0.20	(4.20)	(4.00)	(0.23)	(0.00)	(0.23)	—	8.70	(31.17)	2,577,031	1.12	1.12	1.12	1.69	25
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	—	12.93	2.39	4,214,156	1.08	1.08	1.08	1.29	27
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	—	13.75	14.54	4,438,964	1.09	1.09	1.09	1.31	25

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 135

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund – Service Class
2010	$10.81	$0.16	$2.32	$2.48	$(0.10)	$—	$(0.10)	$—	$13.19	23.11%	$295,656	1.42%	1.42%	1.42%	1.39%	15%
2009	8.67	0.14	2.09	2.23	(0.10)	—	(0.10)	0.01	10.81	26.16	215,939	1.42	1.42	1.42	1.49	20
2008	12.82	0.17	(4.16)	(3.99)	(0.18)	(0.00)	(0.18)	0.02	8.67	(31.17)	155,644	1.37	1.37	1.34	1.49	25
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	—	12.82	2.20	268,562	1.39	1.39	1.29	1.09	27
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	—	13.61	14.32	371,755	1.34	1.34	1.29	1.12	25

Royce Total Return Fund – Consultant Class
2010	$10.90	$0.08	$2.33	$2.41	$(0.04)	$—	$(0.04)	$—	$13.27	22.18%	$391,886	2.09%	2.09%	2.09%	0.68%	15%
2009	8.76	0.07	2.12	2.19	(0.05)	—	(0.05)	—	10.90	25.12	366,367	2.12	2.12	2.12	0.78	20
2008	12.91	0.08	(4.18)	(4.10)	(0.05)	(0.00)	(0.05)	—	8.76	(31.83)	354,384	2.09	2.08	2.08	0.71	25
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	—	12.91	1.35	648,191	2.08	2.07	2.07	0.30	27
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	—	13.73	13.45	689,311	2.07	2.06	2.06	0.34	25

Royce Total Return Fund – Institutional Class
2010	$10.80	$0.21	$2.31	$2.52	$(0.18)	$—	$(0.18)	$—	$13.14	23.56%	$356,038	1.01%	1.01%	1.01%	1.79%	15%
2009	8.70	0.17	2.09	2.26	(0.16)	—	(0.16)	—	10.80	26.41	264,041	1.04	1.04	1.04	1.87	20
2008	12.95	0.20	(4.19)	(3.99)	(0.26)	(0.00)	(0.26)	—	8.70	(31.09)	191,014	1.00	0.99	0.99	1.82	25
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	—	12.95	2.52	257,066	0.99	0.99	0.99	1.38	27
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	—	13.77	14.62	282,295	1.00	0.99	0.99	1.42	25

Royce Total Return Fund – W Class
2010	$10.83	$0.20	$2.32	$2.52	$(0.16)	$—	$(0.16)	$—	$13.19	23.44%	$75,063	1.09%	1.09%	1.09%	1.74%	15%
2009	8.71	0.16	2.10	2.26	(0.14)	—	(0.14)	—	10.83	26.28	48,058	1.13	1.13	1.13	1.78	20
2008	12.95	0.23	(4.23)	(4.00)	(0.24)	(0.00)	(0.24)	—	8.71	(31.18)	65,260	1.08	1.08	1.08	1.66	25
2007	13.76	0.19	0.18	0.37	(0.18)	(1.00)	(1.18)	—	12.95	2.49	250,178	1.06	1.06	1.06	1.31	27
2006	12.61	0.18	1.65	1.83	(0.16)	(0.52)	(0.68)	—	13.76	14.54	220,716	1.10	1.09	1.09	1.33	25

Royce Total Return Fund – R Class(a)
2010	$10.88	$0.15	$2.32	$2.47	$(0.07)	$—	$(0.07)	$—	$13.28	22.76%	$20,011	1.71%	1.71%	1.71%	1.20%	15%
2009	8.74	0.10	2.10	2.20	(0.06)	—	(0.06)	—	10.88	25.43	6,450	1.85	1.85	1.84	1.05	20
2008	12.93	0.11	(4.19)	(4.08)	(0.11)	(0.00)	(0.11)	—	8.74	(31.67)	2,946	2.03	2.02	1.84	1.10	25
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	—	12.93	(6.15)#	1,224	6.15 ##	6.14 ##	1.74 ##	0.78 ##	27

Royce Total Return Fund – K Class(e)
2010	$8.47	$0.13	$1.81	$1.94	$(0.10)	$—	$(0.10)	$—	$10.31	23.08%	$95,319	1.43%	1.43%	1.43%	1.46%	15%
2009	6.81	0.11	1.63	1.74	(0.08)	—	(0.08)	—	8.47	25.89	43,281	1.42	1.42	1.42	1.44	20
2008	10.00	0.02	(3.07)	(3.05)	(0.14)	(0.00)	(0.14)	—	6.81	(30.56)#	14,064	1.46 ##	1.46 ##	1.46 ##	1.81 ##	25

Royce Heritage Fund – Investment Class(c)
2010	$12.12	$0.04	$3.31	$3.35	$(0.08)	$(0.29)	$(0.37)	$—	$15.10	27.71%	$13,313	1.25%	1.25%	1.24%	0.35%	66%
2009	7.97	0.02	4.13	4.15	—	—	—	—	12.12	52.07	10,052	1.34	1.34	1.24	0.19	59
2008	12.88	0.04	(4.70)	(4.66)	—	(0.25)	(0.25)	—	7.97	(36.07)	5,522	1.39	1.38	1.24	0.40	128
2007	14.03	(0.01)	0.28	0.27	—	(1.42)	(1.42)	—	12.88	1.64 #	8,884	3.33 ##	3.33 ##	1.24 ##	(0.06)##	138

136 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund – Service Class
2010	$12.07	$0.03	$3.28	$3.31	$(0.06)	$(0.29)	$(0.35)	$—	$15.03	27.50%	$243,822	1.47%	1.47%	1.38%	0.21%	66%
2009	7.95	(0.00)	4.12	4.12	—	—	—	—	12.07	51.82	182,690	1.51	1.51	1.42	(0.02)	59
2008	12.88	0.02	(4.70)	(4.68)	—	(0.25)	(0.25)	—	7.95	(36.22)	78,526	1.50	1.49	1.49	0.14	128
2007	14.09	(0.02)	0.22	0.20	—	(1.42)	(1.42)	0.01	12.88	1.20	103,652	1.42	1.42	1.27	(0.10)	138
2006	12.47	0.01	2.82	2.83	—	(1.21)	(1.21)	—	14.09	22.62	95,349	1.48	1.47	1.32	(0.05)	98

Royce Heritage Fund – Consultant Class
2010	$10.14	$(0.08)	$2.73	$2.65	$—	$(0.29)	$(0.29)	$—	$12.50	26.22%	$12,801	2.36%	2.36%	2.36%	(0.77)%	66%
2009	6.75	(0.09)	3.48	3.39	—	—	—	—	10.14	50.22	7,485	2.55	2.55	2.49	(1.05)	59
2008	11.10	(0.08)	(4.03)	(4.11)	—	(0.25)	(0.25)	0.01	6.75	(36.81)	4,609	2.69	2.68	2.49	(0.86)	128
2007	12.47	(0.17)	0.21	0.04	—	(1.42)	(1.42)	0.01	11.10	0.07	6,728	2.61	2.60	2.49	(1.33)	138
2006	11.29	(0.14)	2.53	2.39	—	(1.21)	(1.21)	—	12.47	21.08	3,879	3.20	3.18	2.49	(1.12)	98

Royce Heritage Fund – R Class(b)
2010	$9.43	$(0.03)	$2.55	$2.52	$(0.03)	$(0.29)	$(0.32)	$—	$11.63	26.84%	$1,909	2.22%	2.22%	1.84%	(0.25)%	66%
2009	6.23	(0.05)	3.25	3.20	—	—	—	—	9.43	51.36	832	4.03	4.03	1.84	(0.56)	59
2008	10.00	(0.01)	(3.51)	(3.52)	—	(0.25)	(0.25)	—	6.23	(35.05)#	65	19.77 ##	19.76 ##	1.84 ##	(0.27)##	128

Royce Heritage Fund – K Class(b)
2010	$9.46	$(0.03)	$2.60	$2.57	$(0.06)	$(0.29)	$(0.35)	$—	$11.68	27.29%	$5,214	1.67%	1.67%	1.59%	(0.00)%	66%
2009	6.24	(0.02)	3.24	3.22	—	—	—	—	9.46	51.60	287	5.82	5.82	1.59	(0.26)	59
2008	10.00	(0.00)	(3.51)	(3.51)	—	(0.25)	(0.25)	—	6.24	(34.95)#	65	19.53 ##	19.53 ##	1.59 ##	(0.02)##	128

Royce Opportunity Fund – Investment Class
2010	$9.03	$(0.04)	$3.09	$3.05	$—	$—	$—	$—	$12.08	33.78%	$1,170,607	1.17%	1.17%	1.17%	(0.44)%	47%
2009	5.57	(0.03)	3.49	3.46	(0.00)	—	(0.00)	—	9.03	62.14	836,268	1.22	1.22	1.22	(0.43)	44
2008	11.02	0.06	(5.12)	(5.06)	(0.05)	(0.34)	(0.39)	—	5.57	(45.73)	581,860	1.17	1.17	1.17	0.63	52
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	—	11.02	(2.00)	1,550,045	1.11	1.10	1.10	0.36	50
2006	12.29	(0.01)	2.32	2.31	—	(1.56)	(1.56)	—	13.04	18.76	1,811,073	1.12	1.11	1.11	(0.05)	47

Royce Opportunity Fund – Service Class
2010	$8.83	$(0.08)	$3.03	$2.95	$—	$—	$—	$—	$11.78	33.41%	$312,728	1.46%	1.46%	1.46%	(0.78)%	47%
2009	5.46	(0.05)	3.42	3.37	—	—	—	—	8.83	61.72	298,410	1.47	1.47	1.47	(0.69)	44
2008	10.80	0.04	(5.00)	(4.96)	(0.04)	(0.34)	(0.38)	—	5.46	(45.76)	162,607	1.41	1.41	1.34	0.40	52
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	—	10.80	(2.22)	293,012	1.39	1.39	1.29	0.14	50
2006	12.13	(0.03)	2.28	2.25	—	(1.56)	(1.56)	—	12.82	18.51	291,911	1.40	1.40	1.29	(0.20)	47

Royce Opportunity Fund – Consultant Class(f)
2010	$8.66	$(0.15)	$2.95	$2.80	$—	$—	$—	$—	$11.46	32.33%	$13,126	2.29%	2.29%	2.29%	(1.56)%	47%
2009	5.42	(0.11)	3.35	3.24	—	—	—	—	8.66	59.78	7,500	2.45	2.45	2.45	(1.66)	44
2008	10.78	(0.07)	(4.95)	(5.02)	—	(0.34)	(0.34)	—	5.42	(46.40)	4,707	2.48	2.47	2.47	(0.74)	52
2007	12.90	(0.14)	(0.24)	(0.38)	—	(1.74)	(1.74)	—	10.78	(3.34)	7,982	2.48	2.46	2.46	(1.03)	50
2006	14.29	(0.12)	0.29	0.17	—	(1.56)	(1.56)	—	12.90	1.16 #	4,080	3.75 ##	3.74 ##	2.49 ##	(1.24)##	47

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 137

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund – Institutional Class
2010	$9.07	$(0.03)	$3.12	$3.09	$—	$—	$—	$—	$12.16	34.07%	$702,220	1.04%	1.04%	1.04%	(0.32)%	47%
2009	5.60	(0.02)	3.50	3.48	(0.01)	—	(0.01)	—	9.07	62.23	502,300	1.04	1.04	1.04	(0.26)	44
2008	11.09	0.05	(5.13)	(5.08)	(0.07)	(0.34)	(0.41)	—	5.60	(45.66)	310,272	1.04	1.04	1.04	0.60	52
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	—	11.09	(1.89)	333,452	1.02	1.02	1.02	0.47	50
2006	12.34	0.00	2.33	2.33	—	(1.56)	(1.56)	—	13.11	18.85	248,710	1.04	1.03	1.03	0.03	47

Royce Opportunity Fund – R Class(a)
2010	$8.86	$(0.11)	$3.03	$2.92	$—	$—	$—	$—	$11.78	32.96%	$1,407	2.88%	2.88%	1.84%	(1.06)%	47%
2009	5.50	(0.07)	3.43	3.36	—	—	—	—	8.86	61.09	341	9.91	9.91	1.84	(1.05)	44
2008	11.02	(0.06)	(5.08)	(5.14)	(0.04)	(0.34)	(0.38)	—	5.50	(46.50)	64	18.28	18.27	1.84	(0.04)	52
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	—	11.02	(11.77)#	88	14.59 ##	14.59 ##	1.74 ##	(0.92)##	50

Royce Opportunity Fund – K Class(b)
2010	$8.24	$(0.07)	$2.81	$2.74	$—	$—	$—	$—	$10.98	33.25%	$6,657	1.63%	1.63%	1.59%	(0.76)%	47%
2009	5.11	(0.06)	3.19	3.13	—	—	—	—	8.24	61.25	286	6.85	6.85	1.59	(0.86)	44
2008	10.00	(0.00)	(4.51)	(4.51)	(0.04)	(0.34)	(0.38)	—	5.11	(44.92)#	24	44.39 ##	44.39 ##	1.59 ##	(0.06)##	52

Royce Special Equity Fund – Investment Class
2010	$17.50	$0.14	$3.29	$3.43	$(0.06)	$—	$(0.06)	$—	$20.87	19.61%	$1,487,632	1.17%	1.16%	1.16%	0.78%	21%
2009	13.69	0.07	3.80	3.87	(0.07)	—	(0.07)	0.01	17.50	28.38	842,678	1.17	1.17	1.17	0.62	10
2008	18.27	0.21	(3.83)	(3.62)	(0.21)	(0.75)	(0.96)	—	13.69	(19.62)	316,558	1.15	1.15	1.15	1.32	27
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	—	18.27	4.74	385,864	1.12	1.11	1.11	0.57	29
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	—	19.72	14.00	438,427	1.13	1.13	1.13	0.51	16

Royce Special Equity Fund – Service Class
2010	$17.48	$0.10	$3.27	$3.37	$(0.03)	$—	$(0.03)	$0.01	$20.83	19.33%	$160,870	1.48%	1.48%	1.39%	0.56%	21%
2009	13.69	(0.00)	3.84	3.84	(0.06)	—	(0.06)	0.01	17.48	28.11	72,360	1.52	1.52	1.39	0.29	10
2008	18.28	0.11	(3.77)	(3.66)	(0.19)	(0.75)	(0.94)	0.01	13.69	(19.74)	9,549	1.83	1.82	1.35	1.27	27
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58	2,758	2.04	2.03	1.35	0.27	29
2006	18.66	0.10	2.48	2.58	—	(1.51)	(1.51)	—	19.73	13.70	1,200	1.69	1.69	1.35	0.52	16

Royce Special Equity Fund – Consultant Class
2010	$17.03	$(0.04)	$3.17	$3.13	$—	$—	$—	$—	$20.16	18.38%	$38,497	2.17%	2.17%	2.17%	(0.22)%	21%
2009	13.42	(0.06)	3.67	3.61	—	—	—	—	17.03	26.90	20,891	2.23	2.23	2.23	(0.41)	10
2008	17.87	0.03	(3.72)	(3.69)	(0.01)	(0.75)	(0.76)	—	13.42	(20.46)	11,460	2.26	2.26	2.26	0.18	27
2007	19.43	(0.10)	0.86	0.76	—	(2.32)	(2.32)	—	17.87	3.63	15,778	2.20	2.19	2.19	(0.50)	29
2006	18.55	(0.12)	2.51	2.39	—	(1.51)	(1.51)	—	19.43	12.75	17,231	2.23	2.22	2.22	(0.60)	16

Royce Special Equity Fund – Institutional Class
2010	$17.44	$0.16	$3.27	$3.43	$(0.08)	$—	$(0.08)	$—	$20.79	19.69%	$445,168	1.04%	1.04%	1.04%	0.91%	21%
2009	13.65	0.11	3.77	3.88	(0.09)	—	(0.09)	—	17.44	28.42	280,253	1.05	1.05	1.05	0.81	10
2008	18.22	0.21	(3.80)	(3.59)	(0.23)	(0.75)	(0.98)	—	13.65	(19.52)	161,840	1.05	1.05	1.05	1.43	27
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	—	18.22	4.79	157,100	1.04	1.04	1.04	0.64	29
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	—	19.68	14.12	147,661	1.05	1.05	1.05	0.58	16

138 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Fund – Investment Class(c)
2010	$10.16	$0.03	$2.55	$2.58	$(0.04)	$—	$(0.04)	$—	$12.70	25.42%	$115,007	1.16%	1.16%	1.16%	0.32%	35%
2009	7.00	0.01	3.15	3.16	—	—	—	—	10.16	45.14	67,249	1.14	1.14	1.14	0.06	49
2008	10.62	(0.01)	(3.61)	(3.62)	—	—	—	—	7.00	(34.09)	18,993	1.16	1.16	1.16	(0.06)	41
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	—	10.62	2.36 #	13,233	1.89 ##	1.88 ##	1.24 ##	0.06 ##	67

Royce Value Fund – Service Class
2010	$10.13	$0.00	$2.53	$2.53	$(0.01)	$—	$(0.01)	$—	$12.65	24.97%	$1,415,766	1.46%	1.46%	1.44%	0.04%	35%
2009	7.00	(0.03)	3.16	3.13	—	—	—	—	10.13	44.71	1,178,806	1.47	1.47	1.45	(0.31)	49
2008	10.64	(0.03)	(3.62)	(3.65)	—	—	—	0.01	7.00	(34.21)	704,406	1.45	1.45	1.45	(0.34)	41
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77	663,808	1.43	1.43	1.36	(0.08)	67
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76	452,383	1.43	1.42	1.31	(0.15)	41

Royce Value Fund – Consultant Class(f)
2010	$9.84	$(0.07)	$2.44	$2.37	$—	$—	$—	$—	$12.21	24.09%	$35,167	2.18%	2.18%	2.18%	(0.69)%	35%
2009	6.85	(0.09)	3.08	2.99	—	—	—	—	9.84	43.65	27,625	2.23	2.23	2.23	(1.09)	49
2008	10.50	(0.11)	(3.54)	(3.65)	—	—	—	—	6.85	(34.76)	15,915	2.29	2.28	2.28	(1.18)	41
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65	14,374	2.35	2.33	2.33	(1.05)	67
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33 #	4,424	4.35 ##	4.34 ##	2.49 ##	(0.93)##	41

Royce Value Fund – Institutional Class(g)
2010	$10.17	$0.05	$2.54	$2.59	$(0.05)	$—	$(0.05)	$—	$12.71	25.52%	$219,111	1.04%	1.04%	1.04%	0.45%	35%
2009	7.00	0.01	3.16	3.17	—	—	—	—	10.17	45.29	167,215	1.04	1.04	1.04	0.10	49
2008	10.61	0.00	(3.61)	(3.61)	—	—	—	—	7.00	(34.02)	114,244	1.04	1.04	1.04	0.03	41
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	—	10.61	4.00	172,877	1.03	1.03	1.03	0.25	67
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	—	11.04	7.35 #	13,898	1.27 ##	1.27 ##	1.04 ##	0.43 ##	41

Royce Value Fund – R Class(h)
2010	$10.05	$(0.02)	$2.51	$2.49	$(0.00)	$—	$(0.00)	$—	$12.54	24.81%	$26,524	1.68%	1.67%	1.67%	(0.16)%	35%
2009	6.97	(0.06)	3.14	3.08	—	—	—	—	10.05	44.19	6,114	2.08	2.08	1.84	(0.68)	49
2008	10.63	(0.06)	(3.62)	(3.68)	—	—	—	0.02	6.97	(34.43)	326	6.72	6.71	1.84	(0.68)	41
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	—	10.63	(1.39)#	99	16.39 ##	16.39 ##	1.74 ##	(0.26)##	67

Royce Value Fund – K Class(b)
2010	$8.46	$(0.00)	$2.10	$2.10	$(0.02)	$—	$(0.02)	$—	$10.54	24.82%	$13,195	1.50%	1.50%	1.50%	0.01%	35%
2009	5.91	(0.03)	2.58	2.55	—	—	—	—	8.46	43.15	4,721	1.73	1.73	1.59	(0.43)	49
2008	10.00	(0.01)	(4.08)	(4.09)	—	—	—	—	5.91	(40.90)#	1,550	9.63 ##	9.63 ##	1.59 ##	(0.35)##	41

Royce Value Plus Fund – Investment Class(c)
2010	$11.31	$(0.02)	$2.31	$2.29	$(0.08)	$—	$(0.08)	$—	$13.52	20.25%	$305,161	1.08%	1.08%	1.08%	(0.14)%	48%
2009	7.97	0.01	3.33	3.34	—	—	—	—	11.31	41.91	261,906	1.06	1.06	1.06	0.13	39
2008	13.80	(0.02)	(5.63)	(5.65)	—	(0.18)	(0.18)	—	7.97	(40.88)	122,043	1.07	1.07	1.07	(0.15)	42
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33 #	66,888	1.33 ##	1.32 ##	1.24 ##	(0.24)##	42

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 139

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Value Plus Fund – Service Class
2010	$11.24	$(0.06)	$2.27	$2.21	$(0.03)	$—	$(0.03)	$—	$13.42	19.70%	$2,454,325	1.44%	1.44%	1.42%	(0.53)%	48%
2009	7.95	(0.02)	3.31	3.29	—	—	—	—	11.24	41.38	2,505,017	1.47	1.47	1.45	(0.25)	39
2008	13.81	(0.06)	(5.62)	(5.68)	—	(0.18)	(0.18)	—	7.95	(41.07)	1,709,764	1.44	1.43	1.43	(0.53)	42
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24	2,690,448	1.41	1.40	1.33	(0.37)	42
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35	1,513,626	1.41	1.40	1.26	(0.45)	31

Royce Value Plus Fund – Consultant Class(f)
2010	$10.93	$(0.14)	$2.20	$2.06	$—	$—	$—	$—	$12.99	18.85%	$30,279	2.16%	2.16%	2.16%	(1.26)%	48%
2009	7.79	(0.09)	3.23	3.14	—	—	—	—	10.93	40.31	31,154	2.20	2.20	2.20	(0.98)	39
2008	13.65	(0.15)	(5.53)	(5.68)	—	(0.18)	(0.18)	—	7.79	(41.55)	26,024	2.21	2.21	2.21	(1.30)	42
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40	47,409	2.18	2.16	2.16	(1.18)	42
2006	13.85	(0.16)	0.55	0.39	—	(0.27)	(0.27)	—	13.97	2.78 #	12,956	2.91 ##	2.90 ##	2.49 ##	(1.61)##	31

Royce Value Plus Fund – Institutional Class(i)
2010	$11.31	$(0.01)	$2.30	$2.29	$(0.08)	$—	$(0.08)	$—	$13.52	20.25%	$425,911	1.04%	1.04%	1.04%	(0.12)%	48%
2009	7.97	0.01	3.33	3.34	—	—	—	—	11.31	41.91	357,734	1.06	1.06	1.06	0.08	39
2008	13.80	(0.01)	(5.64)	(5.65)	—	(0.18)	(0.18)	—	7.97	(40.88)	143,315	1.04	1.04	1.04	(0.13)	42
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	—	13.80	3.52	143,312	1.05	1.04	1.04	(0.05)	42
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	—	14.08	1.16 #	30,985	1.17 ##	1.17 ##	1.04 ##	(0.18)##	31

Royce Value Plus Fund – R Class(h)
2010	$11.13	$(0.11)	$2.26	$2.15	$(0.04)	$—	$(0.04)	$—	$13.24	19.34%	$942	2.75%	2.75%	1.84%	(0.90)%	48%
2009	7.91	(0.06)	3.28	3.22	—	—	—	—	11.13	40.71	642	3.76	3.76	1.84	(0.70)	39
2008	13.80	(0.09)	(5.62)	(5.71)	—	(0.18)	(0.18)	—	7.91	(41.31)	331	6.62	6.62	1.84	(0.92)	42
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	—	13.80	(4.05)#	96	16.18 ##	16.18 ##	1.74 ##	(0.68)##	42

Royce Value Plus Fund – K Class(b)
2010	$8.22	$(0.06)	$1.67	$1.61	$(0.06)	$—	$(0.06)	$—	$9.77	19.55%	$1,851	1.88%	1.88%	1.59%	(0.67)%	48%
2009	5.82	(0.03)	2.43	2.40	—	—	—	—	8.22	41.24	1,363	2.46	2.45	1.59	(0.38)	39
2008	10.00	(0.04)	(3.96)	(4.00)	—	(0.18)	(0.18)	—	5.82	(39.91)#	31	39.36 ##	39.36 ##	1.59 ##	(0.75)##	42

Royce 100 Fund – Investment Class(c)
2010	$7.94	$0.03	$1.96	$1.99	$—	$(0.11)	$(0.11)	$—	$9.82	25.06%	$66,011	1.17%	1.17%	1.17%	0.33%	27%
2009	5.74	0.00	2.20	2.20	—	—	—	—	7.94	38.33	35,165	1.22	1.22	1.22	0.03	42
2008	8.23	0.01	(2.41)	(2.40)	—	(0.09)	(0.09)	—	5.74	(29.13)	15,748	1.39	1.39	1.24	0.21	72
2007	8.42	0.00	0.54	0.54	—	(0.73)	(0.73)	—	8.23	6.20 #	7,246	3.37 ##	3.36 ##	1.24 ##	0.04 ##	85

Royce 100 Fund – Service Class
2010	$7.91	$0.00	$1.96	$1.96	$—	$(0.11)	$(0.11)	$—	$9.76	24.77%	$366,184	1.50%	1.50%	1.46%	0.03%	27%
2009	5.73	(0.01)	2.19	2.18	—	—	—	—	7.91	38.05	197,607	1.54	1.54	1.49	(0.19)	42
2008	8.22	(0.01)	(2.40)	(2.41)	—	(0.09)	(0.09)	0.01	5.73	(29.17)	43,882	1.57	1.56	1.49	(0.10)	72
2007	8.32	(0.01)	0.64	0.63	—	(0.73)	(0.73)	—	8.22	7.34	28,749	1.56	1.56	1.31	(0.08)	85
2006	7.52	(0.02)	1.04	1.02	—	(0.23)	(0.23)	0.01	8.32	13.70	34,691	1.73	1.72	1.47	(0.26)	45

140 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce 100 Fund – R Class(b)
2010	$9.52	$(0.03)	$2.34	$2.31	$—	$(0.11)	$(0.11)	$—	$11.72	24.26%	$1,358	2.22%	2.21%	1.84%	(0.29)%	27%
2009	6.93	(0.05)	2.64	2.59	—	—	—	—	9.52	37.37	296	6.58	6.57	1.84	(0.56)	42
2008	10.00	(0.02)	(2.96)	(2.98)	—	(0.09)	(0.09)	—	6.93	(29.78)#	70	18.97 ##	18.97 ##	1.84 ##	(0.44)##	72

Royce 100 Fund – K Class(b)
2010	$9.57	$0.02	$2.33	$2.35	$—	$(0.11)	$(0.11)	$—	$11.81	24.55%	$2,915	1.89%	1.89%	1.59%	0.20%	27%
2009	6.94	(0.03)	2.66	2.63	—	—	—	—	9.57	37.90	186	5.78	5.78	1.59	(0.41)	42
2008	10.00	(0.01)	(2.96)	(2.97)	—	(0.09)	(0.09)	—	6.94	(29.68)#	95	17.55 ##	17.55 ##	1.59 ##	(0.13)##	72

Royce Discovery Fund – Service Class
2010	$4.38	$(0.01)	$0.87	$0.86	$—	$—	$—	$—	$5.24	19.63%	$3,637	3.04%	3.04%	1.49%	(0.19)%	105%
2009	3.48	(0.01)	0.91	0.90	—	—	—	—	4.38	25.86	2,910	3.56	3.56	1.49	(0.30)	13
2008	5.85	(0.01)	(2.06)	(2.07)	—	(0.30)	(0.30)	—	3.48	(35.07)	2,332	2.77	2.77	1.49	(0.22)	63
2007	6.87	(0.02)	(0.49)	(0.51)	—	(0.51)	(0.51)	—	5.85	(7.44)	3,911	2.43	2.43	1.49	(0.35)	105
2006	6.33	(0.02)	1.08	1.06	—	(0.52)	(0.52)	—	6.87	16.84	4,405	3.75	3.73	1.49	(0.37)	91

Royce Financial Services Fund – Service Class
2010	$5.57	$0.07	$0.96	$1.03	$(0.10)	$—	$(0.10)	$—	$6.50	18.45%	$14,688	1.94%	1.94%	1.49%	1.14%	16%
2009	4.25	0.04	1.31	1.35	(0.04)	—	(0.04)	0.01	5.57	32.13	13,525	2.06	2.06	1.49	0.90	34
2008	6.71	0.07	(2.46)	(2.39)	(0.05)	(0.03)	(0.08)	0.01	4.25	(35.37)	9,553	2.35	2.34	1.49	1.85	48
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)	4,650	2.38	2.37	1.49	1.01	36
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	—	7.37	24.77	4,080	3.71	3.70	1.49	1.44	14

Royce Dividend Value Fund – Investment Class(h)
2010	$5.31	$0.09	$1.51	$1.60	$(0.08)	$(0.03)	$(0.11)	$—	$6.80	30.46%	$35,626	1.38%	1.38%	1.24%	1.56%	21%
2009	3.90	0.07	1.40	1.47	(0.06)	—	(0.06)	—	5.31	38.22	13,208	1.69	1.69	1.24	1.70	43
2008	5.82	0.11	(1.91)	(1.80)	(0.12)	(0.00)	(0.12)	—	3.90	(31.38)	1,881	2.84	2.83	1.24	2.13	61
2007	6.94	0.01	(0.11)	(0.10)	(0.02)	(1.00)	(1.02)	—	5.82	(1.71)#	1,843	17.04 ##	17.04 ##	1.24 ##	2.83 ##	126

Royce Dividend Value Fund – Service Class
2010	$5.33	$0.08	$1.51	$1.59	$(0.07)	$(0.03)	$(0.10)	$—	$6.82	30.11%	$117,304	1.56%	1.56%	1.49%	1.32%	21%
2009	3.92	0.07	1.39	1.46	(0.05)	—	(0.05)	—	5.33	37.73	16,107	2.04	2.04	1.49	1.45	43
2008	5.83	0.09	(1.90)	(1.81)	(0.10)	(0.00)	(0.10)	—	3.92	(31.47)	4,872	2.54	2.54	1.49	1.89	61
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)	3,835	2.03	2.04	1.49	2.08	126
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	—	6.92	19.87	6,819	2.73	2.72	1.49	1.72	19

Royce European Smaller-Companies Fund – Service Class(j)
2010	$8.06	$0.03	$2.79	$2.82	$(0.10)	$—	$(0.10)	$0.01	$10.79	35.20%	$15,369	2.57%	2.57%	1.69%	0.70%	32%
2009	5.19	0.06	2.93	2.99	(0.12)	—	(0.12)	—	8.06	57.69	6,887	3.21	3.21	1.69	1.11	51
2008	10.14	0.22	(4.95)	(4.73)	(0.23)	—	(0.23)	0.01	5.19	(46.38)	4,044	2.74	2.72	1.69	2.22	88
2007	10.00	0.03	0.10	0.13	(0.00)	—	(0.00)	0.01	10.14	1.44 #	9,469	3.03 ##	2.60 ##	1.69 ##	0.28 ##	47

Royce Global Value Fund – Investment Class(k)
2010	$11.02	$(0.06)	$3.68	$3.62	$(0.10)	$—	$(0.10)	$—	$14.54	32.88%#	$6,626	2.07%##	2.07%##	1.44%##	(0.58% )##	42%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 141

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Global Value Fund – Service Class(l)
2010	$10.79	$(0.03)	$3.87	$3.84	$(0.08)	$—	$(0.08)	$0.01	$14.56	35.69%	$141,992	1.84%		1.84%		1.69%		0.01%		42%
2009	6.70	0.01	4.13	4.14	(0.06)	—	(0.06)	0.01	10.79	61.89	50,946	1.88		1.88		1.69		0.11		71
2008	11.20	0.14	(4.65)	(4.51)	(0.03)	(0.00)	(0.03)	0.04	6.70	(39.92)	31,040	1.91		1.90		1.69		1.64		45
2007	10.00	(0.14)	1.53	1.39	(0.21)	(0.02)	(0.23)	0.04	11.20	14.28 #	19,876	2.17	##	2.00	##	1.69	##	(0.23	)##	54

Royce SMid-Cap Value Fund – Service Class(m)
2010	$9.08	$(0.03)	$2.39	$2.36	$—	$—	$—	$—	$11.44	25.99%	$6,195	2.40%		2.40%		1.49%		(0.26)%		126%
2009	7.06	(0.01)	2.03	2.02	(0.01)	—	(0.01)	0.01	9.08	28.75	7,365	2.03		2.03		1.49		(0.20)		216
2008	9.99	0.02	(2.96)	(2.94)	(0.01)	—	(0.01)	0.02	7.06	(29.27)	14,059	2.05		2.04		1.49		0.31		397
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	—	9.99	0.16 #	1,379	16.82	##	16.40	##	1.49	##	0.67	##	17

Royce International Smaller-Companies Fund – Service Class(n)
2010	$10.49	$0.03	$2.72	$2.75	$(0.10)	$(0.30)	$(0.40)	$0.01	$12.85	26.45%	$18,297	2.35%		2.35%		1.69%		0.45%		55%
2009	6.99	(0.02)	3.53	3.51	(0.02)	—	(0.02)	0.01	10.49	50.31	7,871	3.01		3.01		1.69		(0.18)		38
2008	10.00	(0.02)	(2.99)	(3.01)	—	—	—	—	6.99	(30.10)#	1,960	6.24	##	5.98	##	1.69	##	(0.43	)##	1

Royce Focus Value Fund – Service Class(o)
2010	$14.82	$(0.06)	$2.30	$2.24	$(0.06)	$(0.41)	$(0.47)	$—	$16.59	15.16%	$8,942	1.95%		1.95%		1.49%		(0.32)%		31%
2009	10.00	0.00	5.31	5.31	(0.05)	(0.44)	(0.49)	—	14.82	53.27 #	4,796	2.97	##	2.97	##	1.49	##	0.17	##	21

Royce Partners Fund – Service Class(p)
2010	$11.56	$0.01	$2.14	$2.15	$(0.16)	$(0.41)	$(0.57)	$0.01	$13.15	18.74%	$1,771	3.72%		3.72%		1.49%		0.10%		38%
2009	10.00	(0.05)	1.61	1.56	—	—	—	—	11.56	15.60 #	1,501	5.27	##	5.27	##	1.49	##	(0.71	)##	14

Royce Mid-Cap Fund – Service Class(q)
2010	$10.00	$(0.03)	$1.87	$1.84	$—	$—	$—	$0.02	$11.86	18.60%#	$4,889	2.64	%##	2.64	%##	1.49	%##	(0.25	)%##	117%

(a)	The Class commenced operations on May 21, 2007.
(b)	The Class commenced operations on May 15, 2008.
(c)	The Class commenced operations on March 15, 2007.
(d)	The Class commenced operations on January 3, 2006.
(e)	The Class commenced operations on May 1, 2008.
(f)	The Class commenced operations on March 30, 2006.
(g)	The Class commenced operations on June 1, 2006.
(h)	The Class commenced operations on September 14, 2007.
(i)	The Class commenced operations on May 10, 2006.
(j)	The Fund commenced operations on December 29, 2006.
(k)	The Class commenced operations on September 1, 2010.
(l)	The Class commenced operations on December 29, 2006.
(m)	The Fund commenced operations on September 28, 2007.
(n)	The Fund commenced operations on July 1, 2008.
(o)	The Fund commenced operations on March 2, 2009.
(p)	The Fund commenced operations on April 28, 2009.
(q)	The Fund commenced operations on January 4, 2010.
#	Not annualized
##	Annualized

142 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:
    Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund and Royce Mid-Cap Fund (the “Fund” or “Funds”), are twenty-one series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
    Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
    Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
    At December 31, 2010, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Discovery Fund	57%	Royce Focus Value Fund	72%
Royce Financial Services Fund	12%	Royce Partners Fund	90%
Royce SMid-Cap Value Fund	30%	Royce Mid-Cap Fund	43%
Royce International Smaller-Companies Fund	16%

Valuation of Investments:
    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

    Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1	– quoted prices in active markets for identical securities.
Level 2

– other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	– significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2010. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common stocks	$5,607,401,694	$228,048,929	$—	$5,835,450,623
Corporate bonds	—	—	315,928	315,928
Cash equivalents	63,193,230	213,747,000	—	276,940,230

The Royce Funds 2010 Annual Report to Shareholders | 143

Notes to Financial Statements (continued)

Valuation of Investments (continued):
	Level 1	Level 2	Level 3	Total
Royce Micro-Cap Fund
Common stocks	$861,760,029	$378,731,032	$478,044	$1,240,969,105
Cash equivalents	17,666,381	169,168,000	—	186,834,381
Royce Premier Fund
Common stocks	5,541,100,976	561,809,580	—	6,102,910,556
Cash equivalents	106,015,166	664,631,000	—	770,646,166
Royce Low-Priced Stock Fund
Common stocks	3,212,606,708	1,120,504,729	—	4,333,111,437
Cash equivalents	95,512,591	354,891,000	—	450,403,591
Royce Total Return Fund
Common stocks	4,297,068,944	166,335,288	3,279,115	4,466,683,347
Preferred stocks	6,941,130	6,050,000	72,209	13,063,339
Corporate bonds	—	21,982,230	605,540	22,587,770
Cash equivalents	3,939,419	301,217,000	—	305,156,419
Royce Heritage Fund
Common stocks	196,752,558	63,645,580	25,052	260,423,190
Cash equivalents	1,857,773	18,106,000	—	19,963,773
Royce Opportunity Fund
Common stocks	2,060,299,267	2,922,061	—	2,063,221,328
Cash equivalents	41,587,493	142,588,000	—	184.175.493
Royce Special Equity Fund
Common stocks	1,784,680,570	21,535,118	—	1,806,215,688
Cash equivalents	—	320,794,000	—	320,794,000
Royce Value Fund
Common stocks	1,560,030,125	233,627,790	—	1,793,657,915
Cash equivalents	23,568,788	32,190,000	—	55,758,788
Royce Value Plus Fund
Common stocks	2,798,813,358	294,567,630	—	3,093,380,988
Cash equivalents	33,734,875	162,932,000	—	196,666,875
Royce 100 Fund
Common stocks	377,186,264	27,906,444	—	405,092,708
Cash equivalents	5,649,568	31,316,000	—	36,965,568
Royce Discovery Fund
Common stocks	3,422,841	—	—	3,422,841
Cash equivalents	—	147,000	—	147,000
Royce Financial Services Fund
Common stocks	9,302,341	4,343,090	13,589	13,659,020
Preferred stocks	—	—	427	427
Corporate bonds	—	—	7,140	7,140
Cash equivalents	—	912,000	—	912,000
Royce Dividend Value Fund
Common stocks	118,190,329	23,755,143	436,973	142,382,445
Preferred stocks	—	—	325	325
Cash equivalents	—	8,745,000	—	8,745,000
Royce European Smaller-Companies Fund
Common stocks	73,560	13,647,730	44,922	13,766,212
Cash equivalents	—	1,368,000	—	1,368,000
Royce Global Value Fund
Common stocks	34,155,576	98,629,538	—	132,785,114
Cash equivalents	—	11,551,000	—	11,551,000
Royce SMid-Cap Value Fund
Common stocks	4,238,367	1,068,668	—	5,307,035
Cash equivalents	—	889,000	—	889,000
Royce International Smaller-Companies Fund
Common stocks	1,209,776	15,382,664	102,097	16,694,537
Cash equivalents	—	1,350,000	—	1,350,000
Royce Focus Value Fund
Common stocks	7,114,019	1,513,176	—	8,627,195
Cash equivalents	—	336,000	—	336,000
Royce Partners Fund
Common stocks	1,254,208	337,297	—	1,591,505
Cash equivalents	—	208,000	—	208,000
Royce Mid-Cap Fund
Common stocks	4,165,729	275,042	—	4,440,771
Cash equivalents	—	447,000	—	447,000

144 | The Royce Funds 2010 Annual Report to Shareholders

Valuation of Investments (continued):

Level 3 Reconciliation:

	Balance as of 12/31/09	Purchases	Transfers In	Sales	Realized and Unrealized Gain (Loss)(1)	Balance as of 12/31/10
Royce Pennsylvania Mutual Fund
Corporate bonds	$—	$464,640	$—	$—	$(148,712)	$315,928
Royce Micro-Cap Fund
Common stocks	—	—	4,691,084	815,011	(3,398,029)	478,044
Royce Total Return Fund
Common stocks	—	3,100,052	1,977,975	—	(1,798,912)	3,279,115
Preferred stocks	—	93,974	—	—	(21,765)	72,209
Corporate bonds	—	890,560	—	—	(285,020)	605,540
Royce Heritage Fund
Common stocks	25,115	—	—	—	(63)	25,052
Royce Special Equity Fund
Common stocks	225,131	—	—	1,793,930	1,568,799	—
Royce Value Plus Fund
Common stocks	97,821	—	—	—	(97,821)	—
Royce Financial Services Fund
Common stocks	—	6,666	20,912	—	(13,989)	13,589
Preferred stocks	—	555	—	—	(128)	427
Corporate bonds	—	10,560	—	—	(3,420)	7,140
Royce Dividend Value Fund
Common stocks	—	470,482	—	—	(33,509)	436,973
Preferred stocks	—	422	—	—	(97)	325
Royce European Smaller-Companies Fund
Common stocks	—	48,367	—	—	(3,445)	44,922
Royce International Smaller-Companies Fund
Common stocks	—	108,897	—	—	(6,800)	102,097

(1)

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
    The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
    Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax

The Royce Funds 2010 Annual Report to Shareholders | 145

Notes to Financial Statements (continued)

Distributions and Taxes (continued):
regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
    The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
    The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
    The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 15, 2011. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended December 31, 2010.

Capital Share Transactions (in dollars):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) from capital share transactions

	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09

Royce Pennsylvania Mutual Fund
Investment Class	$1,021,481,166	$993,063,566	$18,616,325	$2,453,668	$(728,341,832)	$(616,489,454)	$311,755,659	$379,027,780
Service Class	375,014,152	467,658,337	—	—	(669,894,876)	(114,848,491)	(294,880,724)	352,809,846
Consultant Class	64,532,975	67,621,287	—	—	(141,196,664)	(143,893,615)	(76,663,689)	(76,272,328)
R Class	9,629,657	7,013,579	5,842	—	(4,838,832)	(4,944,329)	4,796,667	2,069,250
K Class	1,868,949	2,188,355	1,209	—	(665,377)	(1,435,679)	1,204,781	752,676

Royce Micro-Cap Fund
Investment Class	245,026,926	274,755,883	13,933,478	10,180,845	(250,609,490)	(154,670,253)	8,350,914	130,266,475
Service Class	50,199,457	54,858,097	1,817,837	1,066,422	(24,255,371)	(24,077,605)	27,761,923	31,846,914
Consultant Class	16,478,416	22,597,949	1,412,350	1,080,120	(25,488,446)	(27,126,043)	(7,597,680)	(3,447,974)

Royce Premier Fund
Investment Class	1,023,867,278	963,110,437	60,677,340	—	(990,800,103)	(581,407,407)	93,744,515	381,703,030
Service Class	212,183,471	145,503,832	7,533,718	—	(117,113,632)	(59,919,196)	102,603,557	85,584,636
Consultant Class	12,180,780	25,689,866	989,567	—	(13,629,915)	(7,401,792)	(459,568)	18,288,074
Institutional Class	151,651,283	136,898,688	8,919,376	—	(103,693,827)	(96,211,164)	56,876,832	40,687,524
W Class	124,612,526	127,104,144	2,911,987	—	(103,816,166)	(123,907,685)	23,708,347	3,196,459
R Class	7,193,721	2,085,562	126,237	—	(1,242,668)	(195,179)	6,077,290	1,890,383
K Class	2,300,659	1,708,570	93,135	—	(672,840)	(452,072)	1,720,954	1,256,498

Royce Low-Priced Stock Fund
Investment Class	60,223,068	27,456,500	1,426,231	267,431	(39,465,143)	(32,773,940)	22,184,156	(5,050,009)
Service Class	640,095,579	569,977,299	37,942,086	3,156,857	(663,010,786)	(676,531,522)	15,026,879	(103,397,366)
Institutional Class	256,842,683	127,077,304	13,493,631	2,033,713	(88,831,937)	(301,299,357)	181,504,377	(172,188,340)
R Class	1,580,738	868,934	33,954	31	(379,809)	(85,214)	1,234,883	783,751
K Class	4,069,123	668,408	91,477	2,710	(904,178)	(121,860)	3,256,422	549,258

146 | The Royce Funds 2010 Annual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) from capital share transactions

	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09

Royce Total Return Fund
Investment Class	$595,300,600	$609,097,390	$38,890,681	$35,441,140	$(788,488,157)	$(736,047,718)	$(154,296,876)	$(91,509,188)
Service Class	117,247,421	84,991,931	2,154,755	1,968,232	(91,665,765)	(71,940,232)	27,736,411	15,019,931
Consultant Class	26,461,371	22,731,048	1,202,598	1,607,528	(74,880,808)	(84,056,049)	(47,216,839)	(59,717,473)
Institutional Class	99,549,949	61,211,702	4,433,493	3,482,778	(77,467,978)	(42,057,336)	26,515,464	22,637,144
W Class	34,556,183	20,536,531	659,228	740,993	(21,204,039)	(48,725,266)	14,011,372	(27,447,742)
R Class	13,538,892	4,763,429	57,119	24,162	(2,670,536)	(2,348,313)	10,925,475	2,439,278
K Class	69,287,066	67,478,616	615,594	462,195	(30,109,297)	(52,302,289)	39,793,363	15,638,522

Royce Heritage Fund
Investment Class	2,036,981	1,706,371	304,569	—	(1,573,624)	(261,883)	767,926	1,444,488
Service Class	55,802,911	68,353,903	5,456,092	—	(46,066,420)	(15,518,846)	15,192,583	52,835,057
Consultant Class	4,578,016	1,536,327	265,346	—	(1,652,406)	(986,336)	3,190,956	549,991
R Class	837,908	746,648	48,733	—	(124,985)	(96,014)	761,656	650,634
K Class	4,343,321	304,274	152,012	—	(460,984)	(158,759)	4,034,349	145,515

Royce Opportunity Fund
Investment Class	375,263,712	151,455,534	—	87,471	(326,659,349)	(228,928,945)	48,604,363	(77,385,940)
Service Class	192,973,474	111,366,615	—	—	(261,598,825)	(91,371,033)	(68,625,351)	19,995,582
Consultant Class	4,501,500	1,680,560	—	—	(1,710,528)	(1,422,806)	2,790,972	257,754
Institutional Class	142,341,079	142,303,773	—	768,442	(112,563,866)	(145,467,912)	29,777,213	(2,395,697)
R Class	1,052,405	288,287	—	—	(239,907)	(56,494)	812,498	231,793
K Class	6,276,296	372,004	—	—	(979,077)	(166,731)	5,297,219	205,273

Royce Special Equity Fund
Investment Class	715,355,403	521,753,915	3,824,253	3,134,446	(280,326,141)	(151,057,488)	438,853,515	373,830,873
Service Class	96,747,229	59,459,845	206,806	203,927	(30,054,143)	(5,616,234)	66,899,892	54,047,538
Consultant Class	16,120,058	9,085,788	—	—	(3,666,621)	(3,418,316)	12,453,437	5,667,472
Institutional Class	141,266,593	97,475,741	1,443,464	1,111,120	(44,638,137)	(31,123,176)	98,071,920	67,463,685

Royce Value Fund
Investment Class	49,545,899	44,839,359	214,510	—	(22,881,502)	(7,866,817)	26,878,907	36,972,542
Service Class	317,849,506	404,232,843	1,017,552	—	(361,968,381)	(265,784,589)	(43,101,323)	138,448,254
Consultant Class	6,486,593	8,183,054	—	—	(5,552,294)	(3,561,541)	934,299	4,621,513
Institutional Class	46,681,429	33,400,280	876,119	—	(38,899,254)	(30,018,340)	8,658,294	3,381,940
R Class	18,765,661	6,609,269	7,422	—	(2,947,961)	(1,361,423)	15,825,122	5,247,846
K Class	8,278,537	2,716,479	20,566	—	(2,149,774)	(604,158)	6,149,329	2,112,321

Royce Value Plus Fund
Investment Class	112,455,416	116,957,162	1,234,530	—	(129,036,936)	(42,376,398)	(15,346,990)	74,580,764
Service Class	422,495,842	673,823,258	6,218,181	—	(899,465,894)	(597,593,678)	(470,751,871)	76,229,580
Consultant Class	1,503,660	4,179,085	—	—	(7,544,997)	(8,185,325)	(6,041,337)	(4,006,240)
Institutional Class	117,655,144	202,406,452	2,221,522	—	(122,842,800)	(71,957,213)	(2,966,134)	130,449,239
R Class	211,969	508,814	2,932	—	(60,350)	(312,672)	154,551	196,142
K Class	679,901	1,161,025	10,125	—	(483,344)	(198,611)	206,682	962,414

Royce 100 Fund
Investment Class	29,781,027	13,884,627	597,115	—	(10,416,601)	(2,092,342)	19,961,541	11,792,285
Service Class	172,989,231	138,133,327	3,859,949	—	(71,506,064)	(19,452,204)	105,343,116	118,681,123
R Class	1,279,852	186,635	13,212	—	(452,888)	(19,981)	840,176	166,654
K Class	2,621,155	158,170	25,750	—	(304,777)	(129,325)	2,342,128	28,845

Royce Discovery Fund
Service Class	326,254	278,467	—	—	(176,917)	(318,922)	149,337	(40,455)

Royce Financial Services Fund
Service Class	3,491,364	6,254,114	207,318	106,477	(4,494,327)	(5,548,717)	(795,645)	811,874

Royce Dividend Value Fund
Investment Class	32,140,043	10,184,027	392,085	78,488	(15,295,195)	(577,704)	17,236,933	9,684,811
Service Class	92,086,119	9,567,065	902,308	99,681	(5,838,649)	(1,295,754)	87,149,778	8,370,992

Royce European Smaller-Companies Fund
Service Class	7,242,229	2,220,253	133,619	100,027	(1,823,997)	(1,413,630)	5,551,851	906,650

Royce Global Value Fund
Investment Class	6,075,100		24,125		(4,966)		6,094,259
Service Class	83,554,835	14,999,576	625,530	244,439	(16,612,180)	(13,038,113)	67,568,185	2,205,902

The Royce Funds 2010 Annual Report to Shareholders | 147

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) from capital share transactions

	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09

Royce SMid-Cap Value Fund
Service Class	$2,306,077	$858,186	$—	$7,287	$(4,470,194)	$(8,385,190)	$(2,164,117)	$(7,519,717)

Royce International Smaller-Companies Fund
Service Class	10,656,114	4,781,029	412,206	6,944	(3,509,079)	(629,658)	7,559,241	4,158,315

Royce Focus Value Fund
Service Class	3,276,473	3,721,032	241,674	152,281	(417,679)	(34,272)	3,100,468	3,839,041

Royce Partners Fund
Service Class	99,583	1,326,043	72,698	—	(106,884)	(7,830)	65,397	1,318,213

Royce Mid-Cap Fund
Service Class	4,991,388		—		(725,417)		4,265,971

Capital Share Transactions (in shares):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09

Royce Pennsylvania Mutual Fund
Investment Class	101,110,350	128,954,661	1,631,580	269,928	(72,768,989)	(83,480,643)	29,972,941	45,743,946
Service Class	38,047,623	64,120,842	—	—	(64,257,471)	(16,174,620)	(26,209,848)	47,946,222
Consultant Class	7,044,939	9,653,720	—	—	(15,388,040)	(21,257,753)	(8,343,101)	(11,604,033)
R Class	995,466	913,488	522	—	(489,108)	(623,547)	506,880	289,941
K Class	206,383	311,883	117	—	(74,476)	(197,735)	132,024	114,148

Royce Micro-Cap Fund
Investment Class	16,721,387	24,606,119	818,173	770,692	(17,371,149)	(14,704,008)	168,411	10,672,803
Service Class	3,356,423	5,244,026	107,628	81,282	(1,666,813)	(2,281,052)	1,797,238	3,044,256
Consultant Class	1,243,087	2,179,405	91,533	89,935	(1,916,627)	(2,926,337)	(582,007)	(656,997)

Royce Premier Fund
Investment Class	58,441,794	69,138,504	3,069,162	—	(57,533,512)	(44,443,445)	3,977,444	24,695,059
Service Class	12,254,979	10,655,818	386,344	—	(6,886,422)	(4,543,363)	5,754,901	6,112,455
Consultant Class	758,406	1,919,946	54,134	—	(822,849)	(606,098)	(10,309)	1,313,848
Institutional Class	8,510,569	10,074,601	448,210	—	(5,979,587)	(7,246,499)	2,979,192	2,828,102
W Class	7,141,869	9,480,970	146,922	—	(5,974,561)	(9,091,961)	1,314,230	389,009
R Class	411,800	144,674	6,524	—	(70,594)	(13,329)	347,730	131,345
K Class	250,706	235,283	9,158	—	(74,155)	(58,922)	185,709	176,361

Royce Low-Priced Stock Fund
Investment Class	3,887,888	2,526,545	79,946	19,751	(2,622,542)	(2,889,842)	1,345,292	(343,546)
Service Class	41,918,039	51,509,283	2,131,578	233,496	(44,731,293)	(65,992,252)	(681,676)	(14,249,473)
Institutional Class	16,269,786	11,781,140	755,522	150,090	(6,069,850)	(24,363,674)	10,955,458	(12,432,444)
R Class	103,709	80,581	1,929	2	(24,898)	(7,398)	80,740	73,185
K Class	417,054	84,216	8,024	310	(90,599)	(15,303)	334,479	69,223

Royce Total Return Fund
Investment Class	51,349,868	66,691,360	3,363,155	4,096,644	(68,825,212)	(82,503,619)	(14,112,189)	(11,715,615)
Service Class	10,027,392	9,795,833	190,183	234,616	(7,774,768)	(8,010,935)	2,442,807	2,019,514
Consultant Class	2,233,488	2,463,647	106,582	200,193	(6,441,621)	(9,500,170)	(4,101,551)	(6,836,330)
Institutional Class	8,759,355	6,701,977	380,496	396,949	(6,499,135)	(4,612,272)	2,640,716	2,486,654
W Class	3,016,907	2,368,224	56,074	87,706	(1,821,665)	(5,513,102)	1,251,316	(3,057,172)
R Class	1,135,434	496,178	5,065	2,957	(226,077)	(243,470)	914,422	255,665
K Class	7,402,335	9,621,859	66,901	64,641	(3,334,675)	(6,642,677)	4,134,561	3,043,823

Royce Heritage Fund
Investment Class	150,046	161,964	20,776	—	(118,424)	(25,903)	52,398	136,061
Service Class	4,374,299	6,850,069	373,705	—	(3,662,221)	(1,594,394)	1,085,783	5,255,675
Consultant Class	420,013	182,279	21,839	—	(156,180)	(127,315)	285,672	54,964
R Class	83,174	88,228	4,313	—	(11,604)	(10,425)	75,883	77,803
K Class	447,333	38,592	13,405	—	(44,699)	(18,678)	416,039	19,914

148 | The Royce Funds 2010 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09

Royce Opportunity Fund
Investment Class	36,826,637	22,727,090	—	10,220	(32,589,167)	(34,528,859)	4,237,470	(11,791,549)
Service Class	19,011,793	17,769,715	—	—	(26,272,300)	(13,752,892)	(7,260,507)	4,016,823
Consultant Class	458,104	234,503	—	—	(178,812)	(237,198)	279,292	(2,695)
Institutional Class	13,727,224	20,709,406	—	89,250	(11,325,662)	(20,845,121)	2,401,562	(46,465)
R Class	104,496	35,999	—	—	(23,466)	(9,225)	81,030	26,774
K Class	679,650	51,871	—	—	(108,059)	(21,863)	571,591	30,008

Royce Special Equity Fund
Investment Class	38,299,308	34,709,215	184,925	184,923	(15,350,204)	(9,855,702)	23,134,029	25,038,436
Service Class	5,187,766	3,787,341	10,015	12,046	(1,616,364)	(356,802)	3,581,417	3,442,585
Consultant Class	888,340	613,647	—	—	(205,355)	(241,164)	682,985	372,483
Institutional Class	7,710,142	6,212,829	70,071	65,786	(2,443,673)	(2,063,317)	5,336,540	4,215,298

Royce Value Fund
Investment Class	4,503,426	4,896,838	17,299	—	(2,083,054)	(994,635)	2,437,671	3,902,203
Service Class	29,677,258	48,816,094	82,326	—	(34,261,304)	(33,117,885)	(4,501,720)	15,698,209
Consultant Class	618,137	973,408	—	—	(545,534)	(489,694)	72,603	483,714
Institutional Class	4,299,637	3,904,032	70,598	—	(3,572,609)	(3,785,684)	797,626	118,348
R Class	1,786,143	713,415	606	—	(279,178)	(152,162)	1,507,571	561,253
K Class	931,951	385,079	1,997	—	(240,755)	(88,792)	693,193	296,287

Royce Value Plus Fund
Investment Class	9,643,732	12,430,441	93,102	—	(10,310,055)	(4,582,728)	(573,221)	7,847,713
Service Class	35,983,196	73,697,489	471,789	—	(76,585,725)	(65,796,465)	(40,130,740)	7,901,024
Consultant Class	131,986	460,614	—	—	(652,487)	(949,469)	(520,501)	(488,855)
Institutional Class	10,031,511	21,362,295	167,536	—	(10,323,416)	(7,706,026)	(124,369)	13,656,269
R Class	18,510	53,631	226	—	(5,314)	(37,793)	13,422	15,838
K Class	78,291	190,221	1,056	—	(55,768)	(29,640)	23,579	160,581

Royce 100 Fund
Investment Class	3,459,608	2,037,878	62,329	—	(1,231,178)	(352,066)	2,290,759	1,685,812
Service Class	20,571,872	20,228,994	405,457	—	(8,444,144)	(2,905,008)	12,533,185	17,323,986
R Class	126,780	23,103	1,155	—	(43,144)	(2,167)	84,791	20,936
K Class	254,869	19,972	2,233	—	(29,663)	(14,326)	227,439	5,646

Royce Discovery Fund
Service Class	67,564	78,799	—	—	(37,528)	(84,145)	30,036	(5,346)

Royce Financial Services Fund
Service Class	602,019	1,286,610	32,474	19,609	(801,725)	(1,126,842)	(167,232)	179,377

Royce Dividend Value Fund
Investment Class	5,414,498	2,112,380	64,249	16,916	(2,725,647)	(122,659)	2,753,100	2,006,637
Service Class	15,000,568	2,036,287	144,056	23,076	(974,160)	(280,462)	14,170,464	1,778,901

Royce European Smaller-Companies Fund
Service Class	758,743	292,045	12,689	12,553	(202,383)	(228,860)	569,049	75,738

Royce Global Value Fund
Investment Class	454,322		1,698		(348)		455,672
Service Class	6,453,160	1,694,091	43,959	23,302	(1,461,080)	(1,630,911)	5,036,039	86,482

Royce SMid-Cap Value Fund
Service Class	229,339	110,575	—	835	(498,691)	(1,291,805)	(269,352)	(1,180,395)

Royce International Smaller-Companies Fund
Service Class	948,228	535,293	32,898	670	(307,842)	(66,043)	673,284	469,920

Royce Focus Value Fund
Service Class	227,732	315,435	14,854	10,531	(27,225)	(2,377)	215,361	323,589

Royce Partners Fund
Service Class	8,177	130,517	5,627	—	(8,943)	(688)	4,861	129,829

Royce Mid-Cap Fund
Service Class	482,804		—		(70,675)		412,129

The Royce Funds 2010 Annual Report to Shareholders | 149

Notes to Financial Statements (continued)

Investment Adviser and Distributor:
    Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2011, is shown below to the extent that it impacted net expenses for the period ended December 31, 2010. See the Prospectus for contractual waiver expiration dates.

	Annual contractual advisory fee as a	Committed net annual operating expense ratio cap[c]							Period ended December 31, 2010

	percentage of average net assets[a]	Investment Class	Service Class	Consultant Class	Institutional Class	W Class	R Class	K Class	Net advisory fees	Advisory fees waived
Royce Pennsylvania Mutual Fund	0.75%[b]	N/A	N/A	N/A	N/A	N/A	N/A	1.59%	$40,852,642	$—
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	15,235,767	—
Royce Premier Fund	0.95%	N/A	N/A	N/A	N/A	N/A	N/A	1.59%	54,303,172	—
Royce Low-Priced Stock Fund	1.13%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	41,820,890	—
Royce Total Return Fund	0.97%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	41,294,432	—
Royce Heritage Fund	1.00%	1.24%	N/A	N/A	N/A	N/A	1.84%	1.59%	2,302,355	—
Royce Opportunity Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	18,753,553	—
Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	16,333,016	—
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15,560,090	—
Royce Value Plus Fund	0.98%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	30,723,547	—
Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	3,302,517	—
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	—	30,860
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	68,967	57,441
Royce Dividend Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	647,038	—
Royce European Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	33,068	79,498
Royce Global Value Fund	1.25%	1.44%	1.69%	N/A	N/A	N/A	N/A	N/A	854,770	—
Royce SMid-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	5,756	45,410
Royce International Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	77,942	85,757
Royce Focus Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	50,515	16,311
Royce Partners Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	—	15,352
Royce Mid-Cap Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	2,968	34,081

[a]

From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce European Smaller-Companies Fund, Royce Global Value Fund and Royce International Smaller-Companies Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion - .05% per annum; more than $4 billion to $6 billion - .10% per annum; over $6 billion - .15% per annum.

[b]

Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[c]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended December 31, 2010

	Annual contractual distribution fee as a percentage of average net assets	Net distribution fees	Distribution fees waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$1,531,363	$116,837
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	7,680,044	—
Royce Pennsylvania Mutual Fund – R Class	0.50%	69,272	—
Royce Pennsylvania Mutual Fund – K Class	0.25%	6,531	—
Royce Micro-Cap Fund – Service Class	0.25%	255,445	—
Royce Micro-Cap Fund – Consultant Class	1.00%	1,569,360	—
Royce Premier Fund – Service Class	0.25%	1,052,471	91,519
Royce Premier Fund – Consultant Class	1.00%	647,225	—
Royce Premier Fund – R Class	0.50%	27,388	—
Royce Premier Fund – K Class	0.25%	6,039	—
Royce Low-Priced Stock Fund – Service Class	0.25%	6,545,562	569,179
Royce Low-Priced Stock Fund – R Class	0.50%	8,968	—
Royce Low-Priced Stock Fund – K Class	0.25%	6,554	—
Royce Total Return Fund – Service Class	0.25%	618,931	—
Royce Total Return Fund – Consultant Class	1.00%	3,672,587	—
Royce Total Return Fund – R Class	0.50%	56,316	—
Royce Total Return Fund – K Class	0.25%	135,259	—

150 | The Royce Funds 2010 Annual Report to Shareholders

Distributor (continued):

		Period ended December 31, 2010

	Annual contractual distribution fee as a percentage of average net assets	Net distribution fees	Distribution fees waived
Royce Heritage Fund – Service Class	0.25%	$343,389	$172,128
Royce Heritage Fund – Consultant Class	1.00%	89,401	—
Royce Heritage Fund – R Class	0.50%	6,545	—
Royce Heritage Fund – K Class	0.25%	7,650	—
Royce Opportunity Fund – Service Class	0.25%	737,888	—
Royce Opportunity Fund – Consultant Class	1.00%	98,600	—
Royce Opportunity Fund – R Class	0.50%	3,593	—
Royce Opportunity Fund – K Class	0.25%	6,259	—
Royce Special Equity Fund – Service Class	0.25%	249,320	33,635
Royce Special Equity Fund – Consultant Class	1.00%	284,716	—
Royce Value Fund – Service Class	0.25%	2,829,768	246,067
Royce Value Fund – Consultant Class	1.00%	297,714	—
Royce Value Fund – R Class	0.50%	82,806	—
Royce Value Fund – K Class	0.25%	22,057	—
Royce Value Plus Fund – Service Class	0.25%	5,592,594	486,312
Royce Value Plus Fund – Consultant Class	1.00%	301,215	—
Royce Value Plus Fund – R Class	0.50%	3,784	—
Royce Value Plus Fund – K Class	0.25%	3,927	—
Royce 100 Fund – Service Class	0.25%	598,734	101,044
Royce 100 Fund – R Class	0.50%	5,076	—
Royce 100 Fund – K Class	0.25%	3,007	—
Royce Discovery Fund – Service Class	0.25%	7,715	—
Royce Financial Services Fund – Service Class	0.25%	31,602	—
Royce Dividend Value Fund – Service Class	0.25%	91,710	22,928
Royce European Smaller-Companies Fund – Service Class	0.25%	22,513	—
Royce Global Value Fund – Service Class	0.25%	135,236	33,809
Royce SMid-Cap Value Fund – Service Class	0.25%	11,439	1,353
Royce International Smaller-Companies Fund – Service Class	0.25%	32,740	—
Royce Focus Value Fund – Service Class	0.25%	2,089	14,617
Royce Partners Fund – Service Class	0.25%	293	3,545
Royce Mid-Cap Fund – Service Class	0.25%	569	8,693

Purchases and Sales of Investment Securities:
    For the period ended December 31, 2010, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Royce Pennsylvania Mutual Fund	$1,299,036,789	$1,332,688,981
Royce Micro-Cap Fund	373,257,183	401,962,558
Royce Premier Fund	685,919,102	484,123,704
Royce Low-Priced Stock Fund	852,621,866	819,321,597
Royce Total Return Fund	616,062,957	839,147,248
Royce Heritage Fund	155,038,869	145,107,912
Royce Opportunity Fund	827,417,411	880,716,284
Royce Special Equity Fund	801,559,759	282,484,624
Royce Value Fund	613,349,526	521,051,340
Royce Value Plus Fund	1,412,819,517	1,911,321,280
Royce 100 Fund	202,735,387	80,552,944
Royce Discovery Fund	3,094,468	3,053,168

	Purchases	Sales
Royce Financial Services Fund	$2,004,896	$3,196,663
Royce Dividend Value Fund	107,080,971	12,632,857
Royce European Smaller-Companies Fund	7,291,229	2,666,595
Royce Global Value Fund	88,615,783	26,509,409
Royce SMid-Cap Value Fund	5,748,377	7,894,351
Royce International Smaller-Companies Fund	12,901,586	6,575,493
Royce Focus Value Fund	5,168,895	1,875,892
Royce Partners Fund	808,871	501,360
Royce Mid-Cap Fund	7,864,982	4,049,730

Redemptions-In-Kind:
    The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2010, Royce Special Equity Fund had redemptions-in-kind with total proceeds in the amount of $7,257,223. The net realized gain on these redemptions-in-kind amounted to $184,263, which will not be realized for tax purposes.

The Royce Funds 2010 Annual Report to Shareholders | 151

Notes to Financial Statements (continued)

Class Specific Expenses:
    Class specific expenses, for Funds with multiple classes, were as follows for the period ended December 31, 2010:

	Net Distribution Fees	Shareholder Servicing	Shareholder Reports	Registration	Transfer Agent Balance Credits	Total	Expenses Reimbursed by Investment Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$—	$3,662,455	$917,801	$128,635	$(4,205)	$4,704,686	$—
Royce Pennsylvania Mutual Fund – Service Class	1,531,363	1,034,176	470,879	32,064	(71)	3,068,411	—
Royce Pennsylvania Mutual Fund – Consultant Class	7,680,044	319,642	301,748	19,386	(1,836)	8,318,984	—
Royce Pennsylvania Mutual Fund – R Class	69,272	28,136	2,033	2,187	(14)	101,614	—
Royce Pennsylvania Mutual Fund – K Class	6,531	14,772	244	54	(2)	21,599	309
	9,287,210	5,059,181	1,692,705	182,326	(6,128)		309
Royce Micro-Cap Fund – Investment Class	—	985,575	379,458	74,381	(1,751)	1,437,663	—
Royce Micro-Cap Fund – Service Class	255,445	143,730	21,997	18,828	(149)	439,851	119,152
Royce Micro-Cap Fund – Consultant Class	1,569,360	59,537	51,094	14,023	(352)	1,693,662	—
	1,824,805	1,188,842	452,549	107,232	(2,252)		119,152
Royce Premier Fund – Investment Class	—	4,442,404	1,353,533	94,934	(4,632)	5,886,239	—
Royce Premier Fund – Service Class	1,052,471	577,525	123,609	21,390	(445)	1,774,550	—
Royce Premier Fund – Consultant Class	647,225	30,066	24,142	12,153	(174)	713,412	—
Royce Premier Fund – Institutional Class	—	9,657	64,946	2,279	(10)	76,872	—
Royce Premier Fund – W Class	—	40,381	86,228	14,656	(300)	140,965	—
Royce Premier Fund – R Class	27,388	13,269	1,247	2,220	(9)	44,115	—
Royce Premier Fund – K Class	6,039	9,417	319	72	(2)	15,845	1,144
	1,733,123	5,122,719	1,654,024	147,704	(5,572)		1,144
Royce Low-Priced Stock Fund – Investment Class	—	74,490	16,112	12,709	(25)	103,286	20,659
Royce Low-Priced Stock Fund – Service Class	6,545,562	4,209,170	677,784	58,387	(1,774)	11,489,129	2,574,799
Royce Low-Priced Stock Fund – Institutional Class	—	7,690	143,442	5,591	(13)	156,710	—
Royce Low-Priced Stock Fund – R Class	8,968	7,239	593	2,053	(5)	18,848	6,661
Royce Low-Priced Stock Fund – K Class	6,554	9,297	352	129	(1)	16,331	5,008
	6,561,084	4,307,886	838,283	78,869	(1,818)		2,607,127
Royce Total Return Fund – Investment Class	—	3,537,397	845,086	95,159	(3,772)	4,473,870	—
Royce Total Return Fund – Service Class	618,931	341,851	47,743	27,136	(115)	1,035,546	—
Royce Total Return Fund – Consultant Class	3,672,587	172,253	149,094	18,175	(954)	4,011,155	—
Royce Total Return Fund – Institutional Class	—	7,795	16,511	5,271	(6)	29,571	—
Royce Total Return Fund – W Class	—	9,004	29,147	11,658	(23)	49,786	—
Royce Total Return Fund – R Class	56,316	19,988	1,485	2,246	(10)	80,025	—
Royce Total Return Fund – K Class	135,259	98,857	919	(135)	(3)	234,897	—
	4,483,093	4,187,145	1,089,985	159,510	(4,883)
Royce Heritage Fund – Investment Class	—	8,097	686	11,224	(4)	20,003	1,058
Royce Heritage Fund – Service Class	343,389	223,402	67,475	28,130	(386)	662,010	—
Royce Heritage Fund – Consultant Class	89,401	10,414	5,021	11,220	(37)	116,019	—
Royce Heritage Fund – R Class	6,545	5,850	631	2,137	(1)	15,162	4,944
Royce Heritage Fund – K Class	7,650	11,073	79	32	(1)	18,833	2,407
	446,985	258,836	73,892	52,743	(429)		8,409
Royce Opportunity Fund – Investment Class	—	1,035,015	265,308	37,688	(1,260)	1,336,751	—
Royce Opportunity Fund – Service Class	737,888	448,517	79,306	19,632	(27)	1,285,316	—
Royce Opportunity Fund – Consultant Class	98,600	9,595	4,888	10,911	(38)	123,956	—
Royce Opportunity Fund – Institutional Class	—	7,361	17,462	397	(8)	25,212	—
Royce Opportunity Fund – R Class	3,593	6,929	694	2,058	(7)	13,267	7,430
Royce Opportunity Fund – K Class	6,259	8,553	425	166	(1)	15,402	949
	846,340	1,515,970	368,083	70,852	(1,341)		8,379
Royce Special Equity Fund – Investment Class	—	1,086,503	362,730	108,135	(2,320)	1,555,048	—
Royce Special Equity Fund – Service Class	249,320	149,815	47,469	27,243	(328)	473,519	62,900
Royce Special Equity Fund – Consultant Class	284,716	17,746	11,878	11,633	(90)	325,883	—
Royce Special Equity Fund – Institutional Class	—	13,205	6,106	5,231	(5)	24,537	—
	534,036	1,267,269	428,183	152,242	(2,743)		62,900

152 | The Royce Funds 2010 Annual Report to Shareholders

Class Specific Expenses (continued):

	Net Distribution Fees	Shareholder Servicing	Shareholder Reports	Registration	Transfer Agent Balance Credits	Total	Expenses Reimbursed by Investment Adviser
Royce Value Fund – Investment Class	$—	$75,370	$25,487	$13,052	$(25)	$113,884	$—
Royce Value Fund – Service Class	2,829,768	1,797,959	392,776	50,217	(1,866)	5,068,854	—
Royce Value Fund – Consultant Class	297,714	17,281	14,857	12,063	(114)	341,801	—
Royce Value Fund – Institutional Class	—	7,431	1,797	432	(4)	9,656	—
Royce Value Fund – R Class	82,806	17,835	1,509	2,688	(13)	104,825	—
Royce Value Fund – K Class	22,057	18,772	559	287	(3)	41,672	—
	3,232,345	1,934,648	436,985	78,739	(2,025)
Royce Value Plus Fund – Investment Class	—	147,322	35,788	22,068	(378)	204,800	—
Royce Value Plus Fund – Service Class	5,592,594	3,489,480	887,269	49,687	(1,493)	10,017,537	—
Royce Value Plus Fund – Consultant Class	301,215	18,011	16,290	10,597	(109)	346,004	—
Royce Value Plus Fund – Institutional Class	—	60,849	51,013	565	(7)	112,420	—
Royce Value Plus Fund – R Class	3,784	6,935	399	2,011	(3)	13,126	6,844
Royce Value Plus Fund – K Class	3,927	9,233	490	10	(4)	13,656	4,545
	5,901,520	3,731,830	991,249	84,938	(1,994)		11,389
Royce 100 Fund – Investment Class	—	40,413	9,304	13,934	(54)	63,597	—
Royce 100 Fund – Service Class	598,734	391,180	155,008	46,016	(1,024)	1,189,914	—
Royce 100 Fund – R Class	5,076	6,553	378	8	(3)	12,012	3,799
Royce 100 Fund – K Class	3,007	6,991	244	40	(1)	10,281	3,579
	606,817	445,137	164,934	59,998	(1,082)		7,378
Royce Dividend Value Fund – Investment Class	—	24,142	7,937	14,519	(10)	46,588	27,241
Royce Dividend Value Fund – Service Class	91,710	50,439	20,643	28,193	(195)	190,790	10,651
	91,710	74,581	28,580	42,712	(205)		37,892
Royce Global Value Fund – Investment Class	—	2,936	3	2,329	—	5,268	4,788
Royce Global Value Fund – Service Class	135,236	87,103	15,587	27,011	(122)	264,815	64,887
	135,236	90,039	15,590	29,340	(122)		69,675

Tax Information:
          At December 31, 2010, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,737,333,669	$1,375,373,112	$1,664,644,071	$289,270,959
Royce Micro-Cap Fund	1,135,998,793	291,804,693	371,962,292	80,157,599
Royce Premier Fund	4,592,917,130	2,280,639,592	2,341,767,500	61,127,908
Royce Low-Priced Stock Fund	3,404,883,705	1,378,631,323	1,528,554,555	149,923,232
Royce Total Return Fund	3,484,053,301	1,323,437,574	1,527,220,405	203,782,831
Royce Heritage Fund	218,249,228	62,137,735	66,120,018	3,982,283
Royce Opportunity Fund	1,897,840,245	349,556,576	531,578,312	182,021,736
Royce Special Equity Fund	1,649,325,274	477,684,414	486,711,399	9,026,985
Royce Value Fund	1,473,118,428	376,298,275	400,531,234	24,232,959
Royce Value Plus Fund	2,795,224,337	494,823,526	651,145,149	156,321,623
Royce 100 Fund	343,266,973	98,791,303	102,450,304	3,659,001
Royce Discovery Fund	3,259,771	310,070	494,842	184,772
Royce Financial Services Fund	12,738,209	1,840,378	3,113,358	1,272,980
Royce Dividend Value Fund	130,169,326	20,958,444	21,925,501	967,057
Royce European Smaller-Companies Fund	12,325,859	2,808,353	3,140,018	331,665
Royce Global Value Fund	118,989,940	25,346,174	26,127,615	781,441
Royce SMid-Cap Value Fund	5,255,678	940,357	1,003,933	63,576
Royce International Smaller-Companies Fund	14,656,245	3,388,292	3,726,836	338,544
Royce Focus Value Fund	7,004,838	1,958,357	2,016,501	58,144
Royce Partners Fund	1,488,334	311,171	336,709	25,538
Royce Mid-Cap Fund	4,293,549	594,222	628,888	34,666

    The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

The Royce Funds 2010 Annual Report to Shareholders | 153

Notes to Financial Statements (continued)

Tax Information (continued):
    Distributions during the periods ended December 31, 2010 and 2009 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2010	2009	2010	2009
Royce Pennsylvania Mutual Fund	$21,596,600	$ 2,801,892	$ —	$ —
Royce Micro-Cap Fund	18,629,241	13,343,912	—	—
Royce Premier Fund	—	—	87,795,310	—
Royce Low-Priced Stock Fund	19,569,253	5,548,343	34,436,591	—
Royce Total Return Fund	52,388,953	47,817,107	—	—
Royce Heritage Fund	1,028,924	—	5,261,935	—
Royce Opportunity Fund	—	869,749	—	—
Royce Special Equity Fund	6,212,766	4,868,728	—	—
Royce Value Fund	2,363,109	—	—	—
Royce Value Plus Fund	10,936,297	—	—	—
Royce 100 Fund	845,980	—	3,835,401	—
Royce Discovery Fund	—	—	—	—
Royce Financial Services Fund	209,509	107,275	—	—
Royce Dividend Value Fund	1,024,235	179,932	352,781	—
Royce European Smaller-Companies Fund	137,685	101,039	—	—
Royce Global Value Fund	676,249	252,560	—	—
Royce SMid-Cap Value Fund	—	7,303	—	—
Royce International Smaller-Companies Fund	409,013	11,461	167,369	—
Royce Focus Value Fund	29,907	152,343	212,617	—
Royce Partners Fund	50,600	—	22,098	—
Royce Mid-Cap Fund	—		—

    The tax basis components of distributable earnings at December 31, 2010 were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains or (Capital Loss Carryforward to 12/31/16)	Capital Loss Carryforward to 12/31/17(1)	Net Unrealized Appreciation (Depreciation)(2)	Post- October Loss Deferrals(3)	Total Distributable Earnings	Capital Loss Carryforward Utilized
Royce Pennsylvania Mutual Fund	$10,216,664	$—	$(48,267,494)	$1,373,731,431	$(1,482)	$1,335,679,119	$241,579,113
Royce Micro-Cap Fund	14,271,892	12,362,563	—	291,784,975	—	318,419,430	75,792,277
Royce Premier Fund	18,926,379	14,128,961	—	2,280,705,521	—	2,313,760,861	652,311
Royce Low-Priced Stock Fund	21,207,473	20,552,835	—	1,378,639,313	—	1,420,399,621	130,097,580
Royce Total Return Fund	18,585,176	(568,113)	(194,942,266)	1,309,767,890	(5,805)	1,132,836,882	21,742,267
Royce Heritage Fund	1,878,558	4,270,940	—	61,684,683	(9,600)	67,824,581	17,085,264
Royce Opportunity Fund	—	—	(170,177,124)	349,556,578	—	179,379,454	91,026,839
Royce Special Equity Fund	5,440,655	22,145,321	—	477,684,413	—	505,270,389	8,375,654
Royce Value Fund	4,774,888	—	(69,220,513)	376,315,070	(3,065)	311,866,380	90,466,192
Royce Value Plus Fund	17,102,723	(35,633,509)	(371,676,452)	494,829,032	(17,493)	104,604,301	15,942,295
Royce 100 Fund	1,367,512	3,308,765	—	98,734,652	(5,971)	103,404,958	763,371
Royce Discovery Fund	1,906	(240,954)	(347,850)	310,071	—	(276,827)	—
Royce Financial Services Fund	120,472	—	(1,088,130)	1,638,894	(394)	670,842	213,495
Royce Dividend Value Fund	186,991	25,752	—	20,933,826	(1,430)	21,145,139	516,514
Royce European Smaller-Companies Fund	19,893	(1,118,865)	(1,537,904)	2,807,821	—	170,945	111,849
Royce Global Value Fund	164,493	(975,320)	(9,673,699)	25,341,970	(3,427)	14,854,017	1,333,242
Royce SMid-Cap Value Fund	16,963	(1,768,812)	(3,870,118)	468,588	—	(5,153,379)	605,582
Royce International Smaller-Companies Fund	178,131	447,848	—	3,388,642	—	4,014,621	—
Royce Focus Value Fund	1,621	41,724	—	1,958,475	—	2,001,820	—
Royce Partners Fund	31,728	44,090	—	311,212	(19)	387,011	—
Royce Mid-Cap Fund	22,050	—	—	594,268	—	616,318	—

(1)	For Royce Discovery Fund, this amount represents $344,097 expiring 12/31/17 and $3,753 expiring 12/31/18.
(2)

Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in Real Estate Investment Trusts and publicly traded partnerships.

(3)

Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

154 | The Royce Funds 2010 Annual Report to Shareholders

Tax Information (continued):

    For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2010, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid–in Capital
Royce Pennsylvania Mutual Fund	$(12,852,399)	$13,748,276	$(895,877)
Royce Micro-Cap Fund	7,350,930	(7,350,930)	—
Royce Premier Fund	23,145	(23,145)	—
Royce Low-Priced Stock Fund	14,777,907	(14,777,907)	—
Royce Total Return Fund	(62,987,265)	62,618,513	368,752
Royce Heritage Fund	(351,033)	351,033	—
Royce Opportunity Fund	9,405,739	6,212	(9,411,951)
Royce Special Equity Fund	(1,200,000)	(184,263)	1,384,263
Royce Value Fund	257,662	(257,662)	—
Royce Value Plus Fund	14,579,002	(14,579,002)	—
Royce 100 Fund	(183,572)	251,962	(68,390)
Royce Discovery Fund	—	—	—
Royce Financial Services Fund	(43,892)	39,046	4,846
Royce Dividend Value Fund	(106,743)	112,427	(5,684)
Royce European Smaller-Companies Fund	57,053	(56,106)	(947)
Royce Global Value Fund	598,719	(597,538)	(1,181)
Royce SMid-Cap Value Fund	(6,439)	13,037	(6,598)
Royce International Smaller-Companies Fund	63,115	(63,115)	—
Royce Focus Value Fund	11,561	(11,561)	—
Royce Partners Fund	(1,107)	1,113	(6)
Royce Mid-Cap Fund	9,247	(9,247)	—

    Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2007 – 2010) and has concluded that as of December 31, 2010, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:
    An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2010:

Affiliated Company	Shares 12/31/09	Market Value 12/31/09	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/10	Market Value 12/31/10
Royce Pennsylvania Mutual Fund
Almost Family	300,541	$11,880,386	$10,789,689	$––	$––	$—	607,582	$23,343,300
Colony Financial*	286,647	5,838,999	13,230,541	13,015,276	(930,357)	666,602
CRA International	446,874	11,909,192	2,989,341	—	—	—	574,643	13,509,857
Ethan Allen Interiors	1,587,541	21,304,800	—	314,732	(73,287)	315,464	1,573,910	31,493,939
Harbinger Group	1,009,600	7,087,392	—	—	—	—	1,009,600	6,249,424
Home Diagnostics*	878,647	5,359,747	—	7,104,923	2,934,721	—
Nutraceutical International	737,810	9,126,710	—	—	—	—	737,810	10,469,524
Obagi Medical Products	1,143,524	13,722,288	3,501,672	1,717,041	284,207	—	1,270,715	14,676,758
Orchids Paper Products*	45,100	902,902	6,047,391	4,649,938	(1,390,447)	—
Pervasive Software	1,461,500	7,044,430	—	—	—	—	1,461,500	7,541,340
Preformed Line Products	241,085	10,559,523	3,341,304	248,934	68,994	246,819	329,506	19,284,339
Pulse Electronics	1,584,739	6,941,157	2,114,337	—	—	144,396	2,095,739	11,149,332
Rimage Corporation	648,314	11,241,765	—	39,017	9,433	—	645,314	9,621,632
Stanley Furniture	689,924	7,002,729	—	—	—	—	912,235	2,837,051
U.S. Physical Therapy	905,675	15,333,078	—	82,249	33,531	—	898,675	17,811,738
Weyco Group	590,500	13,959,420	—	—	—	372,015	590,500	14,461,345
		159,214,518			936,795	1,745,296		182,449,579

The Royce Funds 2010 Annual Report to Shareholders | 155

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

Affiliated Company	Shares 12/31/09	Market Value 12/31/09	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/10	Market Value 12/31/10
Royce Micro-Cap Fund
Arctic Cat*	1,013,800	$9,286,408	$—	$5,600,292	$893,863	$—
Cache*	708,800	3,239,216	—	1,155,344	2,934,820	—
CryptoLogic	751,575	2,750,765	—	—	—	—	751,575	$1,044,689
GP Strategies	1,028,900	7,747,617	748,737	—	—	—	1,123,840	11,508,122
Graham Corporation	406,500	8,414,550	2,892,293	—	—	42,364	590,654	11,813,080
Heritage-Crystal Clean	317,133	3,317,211	4,577,900	—	—	—	847,033	8,453,390
Key Technology	405,314	4,725,961	531,959	—	—	—	444,814	7,566,286
LaCrosse Footwear	522,669	6,648,350	155,300	—	—	787,754	532,669	8,735,772
PDI	740,394	3,568,699	2,176,167	—	—	—	1,015,694	10,705,415
TGC Industries	1,405,193	5,494,305	391,102	4	(1)	—	1,575,202	5,985,768
ULURU*	4,423,519	928,939	—	6,393,409	(5,918,300)	—
Uranium Resources*			2,721,851	2,134,114	5,757,321	—
World Energy Solutions	428,100	1,232,928	787,227	—	—	—	709,900	2,001,918
		57,354,949			3,667,703	830,118		67,814,440
Royce Premier Fund
Arkansas Best*	1,906,902	56,120,126	—	67,631,008	(23,131,942)	105,414
Cabot Microelectronics	2,086,191	68,760,855	1,799,524	—	—	—	2,136,191	88,545,117
Cal-Maine Foods	1,712,686	58,368,339	1,643,839	—	—	1,758,139	1,762,686	55,665,624
Cognex Corporation	2,957,717	52,410,745	—	—	—	739,429	2,957,717	87,016,034
Dionex Corporation	1,294,500	95,624,715	4,430,563	—	—	—	1,354,500	159,844,545
Fossil*	3,548,290	119,080,612	—	39,338,378	34,369,743	—
Knight Capital Group Cl. A*	4,667,200	71,874,880	—	—	—	—
Lincoln Electric Holdings	2,512,497	134,318,090	—	—	—	2,889,372	2,512,497	163,990,679
MKS Instruments	2,941,910	51,218,653	—	—	—	—	2,941,910	72,047,376
Nu Skin Enterprises Cl. A	3,381,500	90,860,905	3,114,405	1,055,361	568,836	1,678,250	3,431,500	103,837,190
ProAssurance Corporation	1,633,449	87,732,546	—	—	—	—	1,633,449	98,987,010
Sanderson Farms	1,957,391	82,523,605	6,143,699	—	—	1,263,120	2,074,791	81,228,067
Schnitzer Steel Industries Cl. A	1,635,238	78,000,853	23,212,202	722,151	(25,055)	135,522	2,108,038	139,952,643
Seabridge Gold	2,103,900	51,061,653	18,812,989	—	—	—	2,803,900	86,023,652
Silver Standard Resources*	4,116,399	90,025,646	—	17,600,868	(7,346,642)	—
Simpson Manufacturing	3,308,986	88,978,634	2,014,668	332,862	17,331	1,348,264	3,387,886	104,719,556
Thor Industries	3,754,300	117,885,020	16,715,932	—	—	1,413,519	4,314,757	146,529,148
Timberland Company (The) Cl. A	2,582,279	46,300,263	8,606,598	—	—	—	3,032,279	74,563,741
Trican Well Service*	6,069,100	81,590,616	9,667,546	—	—	571,554
Unit Corporation	2,920,474	124,120,145	781,560	—	—	—	2,939,974	136,649,991
Woodward Governor	3,841,024	98,983,188	—	—	—	921,846	3,841,024	144,268,862
		1,745,840,089			4,452,271	12,824,429		1,743,869,235
Royce Low-Priced Stock Fund
Castle (A.M.) & Co.	1,849,667	25,321,941	—	1,248,335	(498,056)	—	1,799,667	33,131,870
Ceradyne*	1,583,100	30,411,351	—	8,884,413	1,466,656	—
Corinthian Colleges	1,932,792	26,614,546	24,692,846	—	—	—	5,739,200	29,901,232
Cross Country Healthcare	2,328,100	23,071,471	—	—	—	—	2,328,100	19,719,007
Houston Wire & Cable	1,465,700	17,441,830	1,486,093	—	—	532,508	1,591,200	21,385,728
Imperial Sugar	713,740	12,447,625	1,377,914	580,000	193,505	55,379	763,740	10,211,204
Integral Systems	1,366,294	11,832,106	—	650,325	(120,720)	—	1,306,726	12,949,655
Kennedy-Wilson Holdings	1,994,994	17,855,196	9,325,500	—	—	—	2,894,994	28,920,990
KVH Industries	1,100,200	16,227,950	—	—	—	—	1,100,200	13,147,390
LECG Corporation*	1,722,490	5,150,245	—	11,413,313	(9,738,429)	—
Magma Energy*	5,132,900	8,883,252	5,205,687	—	—	—
New Frontier Media*	1,903,000	3,596,670	—	3,444,430	(430,154)	—
Novatel Wireless	2,292,176	18,268,643	—	—	—	—	2,292,176	21,890,281
PC-Tel	1,295,592	7,669,905	—	780,634	(168,396)	—	1,195,592	7,173,552
Pretium Resources			26,724,600	—	—	—	4,500,000	28,919,843
Sigma Designs	2,045,558	21,887,471	123,471	582,895	(21,855)	—	2,007,658	28,448,514
Tesco Corporation	3,077,305	39,728,008	2,239,631	—	—	—	3,263,005	51,816,519
Total Energy Services	1,966,700	13,069,335	—	—	—	213,155	1,966,700	27,968,559
TTM Technologies*	2,300,035	26,519,403	—	7,862,803	(1,919,886)	—
WaterFurnace Renewable Energy	700,500	17,387,752	3,579,140	—	—	573,666	849,500	21,162,742
Xyratex			23,929,584	—	—	—	1,752,837	28,588,772
		343,384,700			(11,237,335)	1,374,708		385,335,858

156 | The Royce Funds 2010 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

Affiliated Company	Shares 12/31/09	Market Value 12/31/09	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/10	Market Value 12/31/10
Royce Total Return Fund
Bancorp Rhode Island	261,300	$6,710,184	$—	$—	$—	$182,910	261,300	$7,601,217
Barry (R.G.)			11,471,693	—	—	122,327	1,048,496	11,659,276
Cato Corporation (The) Cl. A	1,323,580	26,551,015	4,246,861	632,213	31,174	1,004,602	1,477,815	40,506,909
Chase Corporation	773,974	9,140,633	—	—	—	270,891	773,974	12,615,776
Colony Financial	286,283	5,831,585	21,245,720	—	—	939,975	1,432,749	28,683,635
Mueller (Paul) Company	116,700	2,334,000	—	—	—	—	116,700	1,983,900
Peapack-Gladstone Financial	463,145	5,872,679	—	—	—	92,629	463,145	6,044,042
Starrett (L.S.) Company (The) Cl. A	529,400	4,664,014	—	—	—	137,644	529,400	6,183,392
		61,104,110			31,174	2,750,978		115,278,147
Royce Opportunity Fund
AXT*	1,796,352	5,838,144	123,538	4,776,576	4,088,550	—
BTU International	622,455	3,952,589	29,946	—	—	—	627,955	5,645,315
Cambrex Corporation	1,595,708	8,904,051	963,957	842,044	50,785	—	1,601,354	8,279,000
ClearOne Communications	699,862	2,211,564	—	63,041	(11,785)	—	684,326	2,477,260
Comstock Homebuilding Cl. A	911,315	738,165	355,829	20,504	(3,928)	—	1,229,265	1,425,947
Concurrent Computer*	459,787	1,839,148	—	1,346,439	(873,411)	—
Cost Plus*	1,103,440	1,125,509	815,607	4,546,357	(826,269)	—
Del Global Technologies			497,258	—	—	—	1,581,912	1,123,158
dELiA*s	2,037,584	3,810,282	—	86,113	(30,633)	—	2,002,784	3,484,844
Dixie Group	698,444	1,892,783	239,266	—	—	—	773,044	2,775,228
Evans & Sutherland Computer	766,730	76,673	—	—	—	—	766,730	567,380
Gerber Scientific	1,267,500	6,400,875	223,412	—	—	—	1,306,100	10,279,007
Interlink Electronics*	792,875	261,649	—	2,739,956	(2,521,522)	—
Interphase Corporation	404,700	1,036,032	—	252,268	(210,657)	—	373,600	672,480
LeCroy Corporation*	855,536	3,122,706	451,076	1,991,490	(769,738)	—
Lydall	874,600	4,556,666	231,808	—	—	—	905,463	7,288,977
MarineMax	1,285,700	11,815,583	1,368,642	5,727,556	(3,190,404)	—	1,219,450	11,401,858
Material Sciences	970,950	1,718,581	136,271	—	—	—	1,006,950	6,434,410
Merix Corporation*	1,722,167	4,219,309	—	—	—	—
Network Equipment Technologies	1,830,887	7,415,092	121,399	148,470	(31,244)	—	1,838,489	8,512,204
Planar Systems	1,372,633	3,912,004	107,917	—	—	—	1,418,133	2,892,991
REX American Resources*	670,200	9,423,012	—	4,651,018	717,382	—
SigmaTron International	329,572	1,647,860	—	—	—	—	329,572	2,109,261
Tennessee Commerce Bancorp*			1,820,655	—	—	—
Thermadyne Holdings*	713,971	5,190,569	—	8,542,421	1,923,868	—
Tollgrade Communications	623,388	3,808,901	183,729	—	—	—	651,988	6,050,449
TRC Companies	1,756,647	5,252,375	44,686	—	—	—	1,772,880	6,205,080
		100,170,122			(1,689,006)	—		87,624,849
Royce Special Equity Fund
Ampco-Pittsburgh	536,000	16,900,080	6,433,593	88,458	92	466,273	791,700	22,207,185
Atrion Corporation	132,000	20,555,040	2,200,263	133,378	16,337	1,456,243	147,030	26,386,004
Baker (Michael)	173,655	7,189,317	16,688,985	1,125,922	(232,695)	—	593,014	18,442,736
Bowl America Cl. A	303,587	3,961,810	391,957	21,696	(2,336)	197,125	331,339	4,141,737
Clearwater Paper	414,300	22,774,071	15,540,806	215,203	23,148	—	658,500	51,560,550
Computer Services	334,000	11,957,200	2,325,281	78,563	1,024	302,492	778,977	19,708,118
CSS Industries	646,000	12,558,240	2,689,923	63,784	476	439,989	793,100	16,345,791
Dorman Products	1,059,063	16,584,926	7,551,463	155,002	30,081	—	1,347,037	48,816,621
Foster (L.B.) Company Cl. A	752,911	22,444,277	1,828,282	122,739	(5,037)	—	814,111	33,329,704
Frisch’s Restaurants	506,784	12,086,798	17,300	62,039	(13,223)	283,840	505,100	11,273,832
Hooker Furniture	577,640	7,145,407	5,994,472	50,873	79	304,502	1,070,000	15,119,100
Hurco Companies	334,900	4,956,520	391,684	204,118	(20,970)	—	347,100	8,208,915
Insteel Industries	831,510	10,809,630	2,812,228	936,404	(122,837)	115,270	1,048,733	13,098,675
Koss Corporation*	450,262	225,131	—	4,384,872	(2,590,942)	—
Lawson Products*	582,700	10,284,655	—	14,570,546	(6,184,771)	32,804
Mesa Laboratories	231,644	6,103,820	2,089,879	42,362	(7,877)	134,184	309,648	9,289,440
Met-Pro Corporation	621,100	6,596,082	2,108,064	42,511	809	192,425	835,704	9,869,664
Movado Group	1,074,300	10,442,196	2,520,753	65,925	568	—	1,297,900	20,948,106
National Presto Industries	499,500	54,560,385	8,194,457	310,701	(8,517)	4,070,925	575,500	74,820,755
Park Electrochemical	1,007,000	27,833,480	11,573,036	174,083	157	1,904,664	1,442,000	43,260,000
Psychemedics Corporation	436,672	3,209,539	658,315	39,923	(16,571)	229,819	517,800	4,235,604
Standex International	480,000	9,643,200	4,162,871	341,901	16,484	112,470	632,800	18,927,048

The Royce Funds 2010 Annual Report to Shareholders | 157

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

Affiliated Company	Shares 12/31/09	Market Value 12/31/09	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/10	Market Value 12/31/10
Royce Special Equity Fund (continued)
Stepan Company			$37,530,442	$144,020	$4,204	$357,352	510,492	$38,935,225
Universal Electronics	556,500	$12,921,930	6,127,086	2,287,975	345,555	—	749,437	21,261,528
Utah Medical Products	149,216	4,375,013	3,402,070	34,113	87	409,483	272,768	7,274,722
Versant Corporation	310,614	4,739,970	471,144	2,598,981	(771,996)	—	184,168	2,175,024
		320,858,717			(9,538,671)	11,009,860		539,636,084
Royce Value Plus Fund
A.C. Moore Arts & Crafts*	1,883,100	5,536,314	—	31,459,210	(25,368,241)	—
Affymetrix*	3,260,464	19,041,110	1,868,680	29,749,713	(14,060,260)	—
American Italian Pasta Cl. A*			44,350,797	44,350,797	16,288,136	—
Avid Technology	2,342,672	29,892,495	6,965,939	6,263,421	(2,334,761)	—	2,612,672	45,617,253
Bancorp (The)	1,317,170	9,035,786	—	—	—	—	1,317,170	13,395,619
Berkshire Hills Bancorp	612,500	12,666,500	8,231,693	—	—	696,512	1,088,300	24,051,430
Caliper Life Sciences	2,990,500	7,685,585	—	1,510,157	(139,736)	—	2,765,500	17,533,270
Casual Male Retail Group	4,088,734	9,526,750	—	2,779,262	(1,656,583)	—	3,858,734	18,290,399
Celadon Group	1,893,600	20,545,560	—	1,301,232	(152,857)	—	1,818,600	26,897,094
Cerus Corporation	2,884,500	5,740,155	—	—	—	—	2,884,500	7,095,870
Christopher & Banks*	2,253,900	17,174,718	—	32,708,893	(23,034,956)	540,936
Cosi	3,997,600	2,398,560	489,106	—	—	—	4,975,812	6,070,491
Cosi (Rights)*	3,997,600	97,821	—	—	—	—
Cypress Bioscience*	2,259,200	13,012,992	—	21,492,993	(14,923,073)	—
Digi International*	1,213,800	11,069,856	516,420	279,233	(13,097)	—
Energy Partners*			25,286,839	9,181,603	(231,998)	—
Exar Corporation*	2,171,464	15,439,109	350,630	17,591,562	(4,569,895)	—
FARO Technologies	1,584,700	33,975,968	—	12,497,097	9,130	—	1,104,800	36,281,632
GSI Group*	2,538,394	2,157,635	4,471,785	—	—	—
HealthTronics*	2,518,718	6,649,416	—	13,491,530	(1,419,376)	—
Intermec*	1,359,000	17,476,740	19,998,124	2,589,335	(187,892)	—
Liquidity Services	1,748,723	17,609,641	—	4,179,655	(683,157)	—	1,520,723	21,366,158
Littelfuse*	1,549,395	49,813,049	5,586,805	32,432,680	5,289,521	130,754
Mercury Computer Systems	2,198,749	24,208,226	—	1,177,393	334,193	—	2,113,749	38,850,706
Micrel*			28,399,976	604,368	58,992	331,649
NutriSystem	1,158,874	36,122,102	9,899,030	8,045,020	(3,619,896)	1,099,962	1,483,874	31,205,870
RADVision*	1,391,600	8,405,264	—	17,245,676	(8,454,086)	—
Shamir Optical Industry*	1,257,200	10,057,600	—	10,262,917	3,974,593	—
Supertex	782,053	23,305,179	2,579,368	—	—	—	882,053	21,328,042
Symyx Technologies*	3,132,577	17,229,174	1,407,120	7,824,426	(3,737,521)	—
Tennant Company*	861,000	22,549,590	1,878,719	3,697,054	415,294	532,166
Theratechnologies*	3,319,600	14,061,125	437,989	19,320,457	(2,970,812)	—
TradeStation Group	2,190,000	17,279,100	—	—	—	—	2,190,000	14,782,500
		479,763,120			(81,188,338)	3,331,979		322,766,334

*	Not an Affiliated Company at December 31, 2010.

158 | The Royce Funds 2010 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund and Royce Mid-Cap Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce SMid-Cap Value Fund, Royce International Smaller-Companies Fund, Royce Focus Value Fund, Royce Partners Fund and Royce Mid-Cap Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2010, the results of their operations, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 22, 2011

The Royce Funds 2010 Annual Report to Shareholders | 159

Understanding Your Fund’s Expenses (unaudited)

    As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2010 and held for the entire six-month period ended December 31, 2010. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
    The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2010 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period(1)	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period(1)	Annualized Expense Ratio(2)
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$1,270.89	$5.15	$1,000.00	$1,020.67	$4.58	0.90%
Royce Micro-Cap Fund	1,000.00	1,317.91	8.82	1,000.00	1,017.59	7.68	1.51
Royce Premier Fund	1,000.00	1,300.52	6.55	1,000.00	1,019.51	5.75	1.13
Royce Low-Priced Stock Fund	1,000.00	1,378.44	7.43	1,000.00	1,018.95	6.31	1.24
Royce Total Return Fund	1,000.00	1,246.12	6.45	1,000.00	1,019.46	5.80	1.14
Royce Heritage Fund(3)	1,000.00	1,325.19	7.27	1,000.00	1,018.95	6.31	1.24
Royce Opportunity Fund	1,000.00	1,346.71	6.86	1,000.00	1,019.36	5.90	1.16
Royce Special Equity Fund	1,000.00	1,232.76	6.53	1,000.00	1,019.36	5.90	1.16
Royce Value Fund	1,000.00	1,298.91	6.72	1,000.00	1,019.36	5.90	1.16
Royce Value Plus Fund	1,000.00	1,239.78	6.21	1,000.00	1,019.66	5.60	1.10
Royce 100 Fund	1,000.00	1,289.54	6.69	1,000.00	1,019.36	5.90	1.16
Royce Dividend Value Fund	1,000.00	1,285.70	7.14	1,000.00	1,018.95	6.31	1.24
Royce Global Value Fund	1,000.00	1,328.78	5.56	1,000.00	1,011.80	4.80	1.44

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	1,271.83	7.27	1,000.00	1,018.80	6.46	1.27
Royce Micro-Cap Fund	1,000.00	1,316.91	9.69	1,000.00	1,016.84	8.44	1.66
Royce Premier Fund	1,000.00	1,299.24	7.82	1,000.00	1,018.40	6.87	1.35
Royce Low-Priced Stock Fund	1,000.00	1,376.62	8.93	1,000.00	1,017.69	7.58	1.49
Royce Total Return Fund	1,000.00	1,244.22	8.03	1,000.00	1,018.05	7.22	1.42
Royce Heritage Fund(3)	1,000.00	1,324.41	8.20	1,000.00	1,018.15	7.12	1.40
Royce Opportunity Fund	1,000.00	1,344.75	8.75	1,000.00	1,017.74	7.53	1.48
Royce Special Equity Fund	1,000.00	1,231.37	7.82	1,000.00	1,018.20	7.07	1.39
Royce Value Fund	1,000.00	1,297.09	8.34	1,000.00	1,017.95	7.32	1.44
Royce Value Plus Fund	1,000.00	1,236.65	8.01	1,000.00	1,018.05	7.22	1.42
Royce 100 Fund	1,000.00	1,286.77	8.36	1,000.00	1,017.90	7.38	1.45
Royce Discovery Fund	1,000.00	1,224.30	8.35	1,000.00	1,017.69	7.58	1.49
Royce Financial Services Fund	1,000.00	1,303.89	8.65	1,000.00	1,017.69	7.58	1.49
Royce Dividend Value Fund	1,000.00	1,283.40	8.58	1,000.00	1,017.69	7.58	1.49
Royce European Smaller-Companies Fund	1,000.00	1,391.76	10.19	1,000.00	1,016.69	8.59	1.69
Royce Global Value Fund	1,000.00	1,406.38	10.25	1,000.00	1,016.69	8.59	1.69

160 | The Royce Funds 2010 Annual Report to Shareholders

	Actual			Hypothetical (5% per year return before expenses)

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period(1)	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period(1)	Annualized Expense Ratio(2)
Service Class (continued)
Royce SMid-Cap Value Fund	$1,000.00	$1,283.95	$8.58	$1,000.00	$1,017.69	$7.58	1.49%
Royce International Smaller-Companies Fund	1,000.00	1,319.86	9.88	1,000.00	1,016.69	8.59	1.69
Royce Focus Value Fund	1,000.00	1,275.51	8.55	1,000.00	1,017.69	7.58	1.49
Royce Partners Fund	1,000.00	1,290.09	8.60	1,000.00	1,017.69	7.58	1.49
Royce Mid-Cap Fund	1,000.00	1,265.74	8.51	1,000.00	1,017.69	7.58	1.49

Consultant Class

Royce Pennsylvania Mutual Fund	1,000.00	1,264.60	10.56	1,000.00	1,015.88	9.40	1.85
Royce Micro-Cap Fund	1,000.00	1,311.64	14.04	1,000.00	1,013.06	12.23	2.41
Royce Premier Fund	1,000.00	1,293.97	11.97	1,000.00	1,014.77	10.51	2.07
Royce Total Return Fund	1,000.00	1,238.97	11.74	1,000.00	1,014.72	10.56	2.08
Royce Heritage Fund(3)	1,000.00	1,318.08	13.61	1,000.00	1,013.46	11.82	2.33
Royce Opportunity Fund	1,000.00	1,338.79	13.38	1,000.00	1,013.76	11.52	2.27
Royce Special Equity Fund	1,000.00	1,226.28	12.12	1,000.00	1,014.32	10.97	2.16
Royce Value Fund	1,000.00	1,292.06	12.54	1,000.00	1,014.27	11.02	2.17
Royce Value Plus Fund	1,000.00	1,232.45	12.10	1,000.00	1,014.37	10.92	2.15

Institutional Class

Royce Premier Fund	1,000.00	1,301.14	5.74	1,000.00	1,020.21	5.04	0.99
Royce Low-Priced Stock Fund	1,000.00	1,378.86	7.08	1,000.00	1,019.26	6.01	1.18
Royce Total Return Fund	1,000.00	1,246.47	5.72	1,000.00	1,020.11	5.14	1.01
Royce Opportunity Fund	1,000.00	1,348.12	6.10	1,000.00	1,020.01	5.24	1.03
Royce Special Equity Fund	1,000.00	1,232.91	5.80	1,000.00	1,020.01	5.24	1.03
Royce Value Fund	1,000.00	1,299.93	6.03	1,000.00	1,019.96	5.30	1.04
Royce Value Plus Fund	1,000.00	1,239.78	5.93	1,000.00	1,019.91	5.35	1.05

W Class

Royce Premier Fund	1,000.00	1,301.21	5.97	1,000.00	1,020.01	5.24	1.03
Royce Total Return Fund	1,000.00	1,245.80	6.00	1,000.00	1,019.86	5.40	1.06

R Class

Royce Pennsylvania Mutual Fund	1,000.00	1,269.01	8.58	1,000.00	1,017.64	7.63	1.50
Royce Premier Fund	1,000.00	1,296.47	10.13	1,000.00	1,016.38	8.89	1.75
Royce Low-Priced Stock Fund	1,000.00	1,374.00	11.01	1,000.00	1,015.93	9.35	1.84
Royce Total Return Fund	1,000.00	1,242.77	9.44	1,000.00	1,016.79	8.49	1.67
Royce Heritage Fund	1,000.00	1,320.24	10.76	1,000.00	1,015.93	9.35	1.84
Royce Opportunity Fund	1,000.00	1,343.22	10.87	1,000.00	1,015.93	9.35	1.84
Royce Value Fund	1,000.00	1,295.84	9.49	1,000.00	1,015.93	9.35	1.84
Royce Value Plus Fund	1,000.00	1,234.40	10.36	1,000.00	1,015.93	9.35	1.84
Royce 100 Fund	1,000.00	1,284.41	10.59	1,000.00	1,015.93	9.35	1.84

K Class

Royce Pennsylvania Mutual Fund	1,000.00	1,266.47	9.08	1,000.00	1,017.19	8.08	1.59
Royce Premier Fund	1,000.00	1,296.61	9.20	1,000.00	1,017.19	8.08	1.59
Royce Low-Priced Stock Fund	1,000.00	1,376.50	9.52	1,000.00	1,017.19	8.08	1.59
Royce Total Return Fund	1,000.00	1,242.97	8.37	1,000.00	1,017.74	7.53	1.48
Royce Heritage Fund	1,000.00	1,323.26	9.31	1,000.00	1,017.19	8.08	1.59
Royce Opportunity Fund	1,000.00	1,343.94	9.39	1,000.00	1,017.19	8.08	1.59
Royce Value Fund	1,000.00	1,295.73	8.56	1,000.00	1,017.74	7.53	1.48
Royce Value Plus Fund	1,000.00	1,236.13	8.96	1,000.00	1,017.19	8.08	1.59
Royce 100 Fund	1,000.00	1,287.19	9.17	1,000.00	1,017.19	8.08	1.59

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period for all funds existing for the full half-year period; Royce Global Value Fund-Investment Class multiplied by 121 days).

(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2010 Annual Report to Shareholders | 161

Federal Tax Information

    In January 2011, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2010.

2010 Supplemental Tax Information:

Fund	% QDI	% U.S. Govt Income	% Income Qualifying For DRD	Long-Term Capital Gain Distribution or Maximum Allowable (OOO’s)
Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	N/A
Royce Micro-Cap Fund	66.44%	N/A	29.25%	N/A
Royce Premier Fund	N/A	N/A	N/A	$ 87,795
Royce Low-Priced Stock Fund	100.00%	N/A	100.00%	34,437
Royce Total Return Fund	99.16%	N/A	100.00%	N/A
Royce Heritage Fund	100.00%	N/A	100.00%	5,262
Royce Opportunity Fund	N/A	N/A	N/A	N/A
Royce Special Equity Fund	100.00%	N/A	100.00%	N/A
Royce Value Fund	100.00%	N/A	100.00%	N/A
Royce Value Plus Fund	100.00%	N/A	100.00%	N/A
Royce 100 Fund	100.00%	N/A	100.00%	3,835
Royce Discovery Fund	N/A	N/A	N/A	N/A
Royce Financial Services Fund	100.00%	N/A	83.13%	N/A
Royce Dividend Value Fund	100.00%	N/A	100.00%	353
Royce European Smaller-Companies Fund	100.00%	N/A	0.00%	N/A
Royce Global Value Fund	100.00%	N/A	0.00%	N/A
Royce SMid-Cap Value Fund	N/A	N/A	N/A	N/A
Royce International Smaller-Companies Fund	70.93%	N/A	0.00%	167
Royce Focus Value Fund	0.08%	N/A	100.00%	213
Royce Partners Fund	41.42%	N/A	23.31%	22
Royce Mid-Cap Fund	N/A	N/A	N/A	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit
    For the year ended December 31, 2010, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

Fund	Net Foreign Source Income	Net Foreign Source Income Per Share	Foreign Tax	Foreign Tax Per Share
Royce European Smaller-Companies Fund	$130,347	$.0993	$23,881	$.0182
Royce Global Value Fund	519,652.0610		88,024.0103
Royce International Smaller-Companies Fund	222,945.1564		23,998.0168

162 | The Royce Funds 2010 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee*, President
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 56 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 62 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 68 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 65 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer Age: 59 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 48 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 43 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 51 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

*	Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2010 Annual Report to Shareholders | 163

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2010, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2010 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
    The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap index includes 1,000 of the smallest securities in the Russell 2000 index. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 index. The returns for the Russell 2500—Financial Sector represent those of the financial services companies within the Russell 2500 index. The Russell Midcap index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 index. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI Europe Small Core index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Core index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex USA Small Core represents these markets excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information.
    The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

    The Funds invest primarily in securities of micro-, small- and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Royce European Smaller-Companies Fund invests primarily in European stocks. Royce Global Value Fund invests in companies in at least three countries, which may include the United States. Royce International Smaller-Companies Fund invests primarily in companies domiciled outside the United States. All other Royce Funds may invest up to 25% (35% of Royce Financial Services, Focus Value, Partners, 10% of Opportunity and 5% of Special Equity Funds) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in International Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

    This review and report use words such as “anticipates,” “believes,” expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

164 | The Royce Funds 2010 Annual Report to Shareholders

2010: The Year in Quotes

The best investors in the world do not target returns; they focus first on risk. - Seth Klarman

Markets are constantly in a state of uncertainty and flux and money is made by discounting the obvious and betting on the unexpected. - George Soros

Points To Ponder
We're in the early stages of a long-term recovery in global M&A volume. Historically, you see that the upcycles last five to eight years, and the downcycles typically two to three years. We have just come through more than a two-year down cycle, and it is clear to me that we have turned the corner.
- Roger Altman, Barron's, February 8, 2010

U.S. consumers are shedding debt at the fastest rate in more than six decades, largely through a wave of defaults, in a trend that underscores the depth of their financial troubles but could also help clear the way for a stronger economic recovery.

- Mark Whitehouse, The Wall Street Journal,
March 12, 2010

Balance sheets are like bikinis: What they reveal is suggestive, but what they conceal is vital.
- SimoleonSense.com

More U.S. stocks are paying dividends that exceed bond yields than any time in at least 15 years as profits rise at the fastest pace in two decades.
- Bloomberg, September 7, 2010

The budget should be balanced, the Treasury should be refilled, public debt should be reduced, the arrogance of officialdom should be tempered and controlled, and the assistance to foreign lands should be curtailed lest Rome become bankrupt. People must again learn to work, instead of living on public assistance.
- Cicero, 55 BC

In Absolute Agreement
Investors who seek funds in which managers are willing to invest their own money seem to significantly tilt the odds in their favor. The correlation is absolute and significant. Among equity funds, the correlation of better returns is stronger with manager ownership than it is with low costs.

- Don Phillips, Morningstar Advisor,
February 18, 2010

It's been an ideal period for investors: A climate of fear is their best friend... Big opportunities come infrequently. When it's raining gold, reach for a bucket, not a thimble.

- Warren Buffett, The Wall Street Journal,
March 1, 2010

We focus on strong balance sheets and free-cash flow—if earnings are depressed—and look at downside risk before we look at upside appreciation. It's a very risk-sensitive strategy...and an outgrowth of our starting in the business in the late '60s and early '70s when we experienced firsthand how downside can hurt you and make compounding returns difficult.

- Tom Perkins, Perkins Mid Cap Value Fund,
  Barron's, October 16, 2010

If you focus solely on the economy, you could get bearish...but when you look at the health of companies themselves, it's very easy to get bullish.

- Ronald Muhlenkamp, Muhlenkamp Fund,
  Money Magazine, October 21, 2010

Cocktail Conversation
The good news is that valuation is more compelling overseas than it is in the U.S. In '08, most foreign stock markets fell a lot more than they did in the U.S. But most foreign markets, especially in local currency terms, didn't bounce back nearly as much as they did in the U.S.

- Charles de Vaulx, Barron's, May 15, 2010

As a portfolio manager, if you go only with your best ideas, you're not diversified enough.

- Aaron Brown, AQR Capital Management,
  Institutional Investor, May 2010

When we buy something, we try to look at it as if we were buying a bond...If a bond [price] declines, its yield goes up. So if a stock declines, its forward rate of return goes up.
- Donald Yacktman, Yacktman Fund,
  Barron's, May 22, 2010

Timeless Tidbits
We cannot become what we need to be by remaining what we are.
- Max Depree

There is no such uncertainty as a sure thing.
- Robert Burns

The only reason for time is so that everything doesn't happen at once.
- Albert Einstein

This page is not part of the 2010 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience	Consistent Discipline

With approximately $37 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, 11 assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $130 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information	RIA Services	Broker/Dealer Services	Shareholder Services	Royce InfoLine
Additional Report Copies and Prospectus Inquiries (800) 221-4268	Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Transactions and Account Inquiries (800) 841-1180	24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

OE-REP-1210

QUALIFIED INVESTOR Royce Select Fund I Royce Select Fund II	ANNUAL
REVIEW AND REPORT
TO SHAREHOLDERS

Royce Global Select Fund

Royce SMid-Cap Select Fund

Royce Opportunity Select Fund

www.roycefunds.com

Performance and Expenses	Through December 31, 2010

	Average Annual Total Returns

Fund	1-Year	3-Year	5-Year	10-Year/Since Inception (Date)			Annual Operating Expenses

QUALIFIED INVESTOR
Royce Select Fund I	18.15%	6.91%	9.24%	12.34%			0.03%

Royce Select Fund II	20.96	10.32	8.72	9.24		(6/30/05)	0.69

Royce Global Select Fund	33.21	10.91	14.00	16.02		(6/30/05)	0.17

Royce SMid-Cap Select Fund	17.22	2.44	n.a.	2.42		(9/28/07)	0.04

Royce Opportunity Select Fund	n.a.	n.a.	n.a.	27.30	*	(8/31/10)	0.70

Russell 2000	26.86	2.22	4.47	6.33			n.a.

Russell 2500	26.71	2.48	4.86	6.98			n.a.

MSCI World Small Core	26.13	1.85	4.53	9.14			n.a.

Royce Select Fund I’s average annual total return since inception (11/18/98) was 14.89%.
* Not annualized

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the respective Fund. Redemption fees are not reflected in the performance shown above except in the case of Royce Opportunity Select Fund’s since inception return, which is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than 365 days. If the other Funds’ respective returns reflected the performance fees, returns would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Annual operating expenses for Royce Select Fund I, Select Fund II, Global Select and SMid-Cap Select Funds reflect each Fund’s total annual operating expenses as of the most current prospectus and include each Fund’s performance fee based on 12.5% of its pre-fee, high watermark total return in 2009. There was no high watermark return for Royce Select Fund I, Select Fund II, Global Select and SMid-Cap Select Funds for 2009. For Royce Select Fund I, expenses consisted of dividends on securities sold short and acquired fund fees and expenses. For Royce Global Select Fund, expenses consisted solely of acquired fund fees and expenses. For Royce Select Fund II and SMid-Cap Select Fund, it consisted of dividends on securities sold short, acquired fund fees and expenses and interest expense on borrowings. Royce Opportunity Select Fund’s annual operating expenses include estimated performance fees of 12.5% of an assumed pre-fee, high watermark, total return of 5.00%, plus an estimate for dividend expenses related to short selling. Royce has contractually agreed to absorb all other operating expenses of each Select Fund, other than acquired fund fees and expenses, dividend expenses relating to any short selling activity and interest expense on borrowings of these Funds. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by any applicable Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

The Royce Funds invest primarily in securities of micro-cap, small-cap and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2500 is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 index. The Morgan Stanley Capital International (MSCI) World Small Core is an unmanaged index of global small-cap stock. Distributor: Royce Fund Services, Inc.

This page is not part of the 2010 Annual Report to Shareholders

Portfolio Characteristics	Through December 31, 2010

	Portfolio Composition*
CATEGORY Fund	Micro	Small	Mid	Non-U.S. Securities		Portfolio Approach	Volatility

QUALIFIED INVESTOR

Royce Select Fund I	Micro	Small	Mid	0%	35%	Limited	Low

Royce Select Fund II	Micro	Small	Mid	0%	35%	Limited	High

Royce Global Select Fund	Micro	Small	Mid	0%	100%	Limited	Moderate

Royce SMid-Cap Select Fund	Micro	Small	Mid	0%	35%	Limited	Low

Royce Opportunity Select Fund**	Micro	Small	Mid	0%	35%	Limited	—

  * Source: FactSet
** The Fund does not have the three years of history required for calculating a volatility score.

Indicates primary portfolio composition (based on Average Market Capitalization)	Indicates secondary portfolio composition (based on exposure greater than 20%)	Indicates little (less than 20%) or no exposure

Investment Universe
Micro-Cap: Market Caps up to $500 million
Small-Cap: Market Caps between $500 million and $2.5 billion
Mid-Cap: Market Caps between $2.5 billion and $15 billion
Non-U.S. Securities: Non-U.S. securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/ or are issued by companies that are domiciled outside the U.S.

Portfolio Approach
Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns,

with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (365 funds as of 12/31/10). For Royce Global Select Fund, included are all world stock funds with weighted average market-caps of less than $5 billion tracked by Morningstar with at least three years of history (22 funds as of 12/31/10). For Royce SMid-Cap Select Fund, included are all mid-cap stock funds with weighted average market-caps between $500 million and $10 billion tracked by Morningstar with at least three years of history (26 funds as of 12/31/10 ). We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

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The Select Choice—Royce’s Qualified Investor Funds
Royce’s Qualified Investor Funds incorporate the same fundamental investment disciplines of our core long-only offerings with added flexibility—the Funds may also short stocks and use leverage.

     When they choose to, the Funds’ portfolio managers can seek to profit from both positive and negative views of an enterprise that develop out of the normal course of our investment due diligence. This increased investment flexibility provides more efficient use of Royce’s in-depth research process, while also presenting opportunities for an enhanced portfolio.

     More importantly, the Fund’s fee and expense structure, unique among mutual funds, is tied directly to each Fund’s total return. Each Fund pays a management fee to Royce equal to 12.5% of its pre-fee total return to a performance peak. Royce absorbs most other ordinary operating expenses of the Funds. Each Fund’s respective management fee is subject to a high watermark, which means that Royce will only receive a fee during periods of positive performance from a prior peak for each Fund.

     If the total return recedes from the high watermark, no fee will be taken until the Fund’s pre-fee total return once again exceeds the high watermark. It is calculated in a manner that we believe is equitable for the investor and aligns the adviser’s interests with the shareholders’. The real advantage is that during low-return periods, the expenses have a much more modest impact on returns, and during negative-return periods, there are no ordinary operating expenses charged to the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable.

     In our view, these features give qualified investors the best of both worlds—the transparency and liquidity of a publicly traded mutual fund, along with some of the flexibility and portfolio architecture of a hedge fund.

     Each Qualified Investor Fund seeks long-term growth of capital and may invest in both long and short positions in equity securities. The long portion of each portfolio is primarily invested in a limited number (generally less than 100) of smaller companies. Short portions may include individual equity securities and pooled investment vehicles, such as ETFs.

2  |  This page is not part of the 2010 Annual Report to Shareholders

Charles M. Royce, President

Here at Royce, we have consistently
applied a highly disciplined approach
that surveys the entire universe
of micro-cap, small-cap and mid-cap
companies, striving to uncover
mispriced and underappreciated
businesses. Our experience over nearly
four decades, a span encompassing
multiple market and economic cycles,
has given us a unique perspective
into what makes companies grow,
what can lead them to be overvalued
and what makes them undervalued.

Our long-term perspective involves
an attempt to understand what a
business is worth and, consequently,
what a private buyer might pay for
the entire enterprise. In other words,
we think like owners, not renters. So as
holding periods have contracted of
late, we find our thoughts more closely
aligned with private equity investors
who seek to buy entire companies

Continued on page 4...

Letter to Our Shareholders

Into The Great Wide Open
The stock market enjoyed a very good year in 2010. In a normal year, this would be an unremarkable observation, perhaps one not even worth making, at least not as a statement on its own. Twenty-ten, however, was no normal year, even applying the most generous range to that modifier. One could even argue that the mostly terrific results for equities were one of the major symptoms of the year's glaring lack of normalcy. Consider the fact that equity markets across the globe did all right to very well in the midst of ongoing economic uncertainty not just here in the United States, but in fellow economic heavyweights China and Europe as well.
     The nature and direction of that uncertainty is also worth noting, as it took on a generally western drift and included crises—some real, others perceived and a few arguably exaggerated—in each of the aforementioned locales. It began early in 2010 with an economic slowdown in China, which hurt hard asset prices everywhere while sending a chill through most of the world's capital markets. By spring, it had rolled into Europe in the form of the sovereign debt crisis before blowing across the Atlantic in the summer with fears of a double-dip recession in the U.S. The prospect of crisis then drifted back to China early in the autumn with attempts by the Chinese government to slow the nation's economy, before again lingering in Europe later in the fall with another sovereign debt problem, this time in Ireland.
     Interestingly, and perhaps tellingly, the world's equity markets began to shake off these events, or their possible materialization, in July. Share prices mostly climbed from that month through the end of the year, with the third and fourth quarters producing healthy, double-digit returns for most of the world's major indexes. So what happened to swing

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because, like them, we evaluate the financial and business dynamics of an enterprise as if we were purchasing the entire company. Our goal is to buy businesses, not just stocks.

This business buyer's mentality has
served us very well over the years as
styles have gone in and out of favor,
many times driven by economic cycles.
Our analytical work centers first
on evaluating what a business is worth
today, in recognition of the fact that
it is a far more difficult proposition
to discern what a business will be worth
in the future. Once we have appro-
priate conviction on the value of
an enterprise, we then establish a share
price that we are willing to pay that
discounts a required rate of return on
our capital and adds additional margin
for our inevitable mistakes. Generally
speaking, we target a discount of at
least 30%-and preferably 50%-below
our assessment of a business's worth.
This would translate into a 44%-100%
return on our investment in the event
that our share price objective is met.

So what differentiates a business buyer's analysis from the traditional

Continued on page 6...

Letter to Our Shareholders

the mood of investors? While clearly concerned about a repeat of 2008, even a more muted version, investors at the same time seemed to respond a little better to the news of each impending difficulty. They may have seen some of what we saw—companies that, since the financial crisis erupted in the fall of 2008, have been managing their businesses successfully, providing many pockets of strength in a domestic economy that was slowly and, at least in our estimation, surely recovering.
     So while serious problems remain—housing, unemployment, the sorry state of national, state and municipal balance sheets—we see better times ahead. At the same time, we accept that the coming year (and perhaps longer) represents something like uncharted territory. To some, the immediate future feels like the great wide open, a place where all of the uncertainty and contradictory signals create a free-falling sensation that lacks the solid footing one might otherwise expect two years' worth of strong market returns to supply. After breaking down the year's returns for the major indexes and The Royce Funds in this Review and Report, we'll make our case that we are on more solid ground than many think.

Breakdown
While the year ended well for most major equity indexes, results through the first half of the year were fairly dismal, with all of the major domestic and non-U.S. indexes posting negative returns. Following domestic market lows in early July, however, share prices began an ascent that took them through the end of the year, making 2010 the second consecutive year of double-digit positive performance for the three major U.S. indexes. Small-caps led the way by a substantial margin. For the calendar year, the small-cap Russell 2000 gained 26.9%, the large-cap S&P 500 climbed 15.1% and the more tech-heavy Nasdaq Composite rose 16.9%. (Although returns for the Russell Midcap index were also quite healthy, they lagged those of small-cap in 2010, with the Russell Midcap index up 25.5%.)
     Each index's showing from the interim small-cap low on July 6, 2010—a period that coincided with the greatest anxiety over a double-dip recession—was particularly impressive. From that date through December 31, 2010 the Russell 2000 was up 33.6% versus respective gains of 23.6% and 26.7% for the S&P 500 and Nasdaq Composite. The advantage for small-cap stocks during both the recent bull run and the year as a whole was sealed during the fourth quarter, when the Russell 2000 was up 16.3% versus respective gains of 10.8% and 12.0% for the larger-cap S&P 500 and Nasdaq Composite. Better relative first-half performance was also a factor, as the small-cap index lost less than its larger siblings through the first six months of 2010. As welcome and strong as 2010's returns were, the three U.S. indexes remained shy of their respective peaks, though the Russell 2000, only 3.8% off its previous peak on July 13, 2007, came closest to setting a new market cycle high. The S&P 500 finished the year 13.6% shy of its peak on October 9, 2007, while the Nasdaq has still not surpassed its peak from March 10, 2000 and ended the year 47.5% off that high.

4 | This page is not part of the 2010 Annual Report to Shareholders

     Non-U.S. indexes performed in line with their U.S. counterparts, though small-cap's edge was even more pronounced in 2010 than it was here at home. For the calendar year, the MSCI World (ex U.S.) Small Core index gained 24.5%, while the MSCI EAFE index was up 7.8%. Both the small-cap and large-cap non-U.S. indexes were strong off the early July domestic small-cap low. From July 6, 2010 through December 31, 2010, the MSCI World (ex U.S.) Small Core index climbed 29.8%, and the MSCI EAFE index rose 21.3%. Three-year average annual returns for both overseas indexes were negative, as they were for the S&P 500. The Nasdaq was essentially flat for the three-year period ended December 31, 2010, while the Russell 2000 gained 2.2%. For the five-year period ended December 31, 2010, the two non-U.S. and three domestic indexes were all positive, with the Russell 2000 and MSCI World (ex U.S.) Small Core index in the lead, followed by the S&P 500, the MSCI EAFE and the Nasdaq.

          Within small-cap, growth continued its leadership, outperforming value in 2010. The Russell 2000 Value index rose 24.5% compared to a gain of 29.1% for the Russell 2000 Growth index. Small-cap growth also held an edge for the five-year period ended December 31, 2010, while annualized periods of 10 years or more saw a sizeable edge for small-cap value. Micro-cap companies performed even better in the calendar year, with the Russell Microcap index up 28.9% in 2010. As was the case with small-cap, growth provided an edge relative to value within the Russell Microcap index for the calendar-year period.

One could even argue that the mostly terrific results for equities were one of the major symptoms of the year's glaring lack of normalcy. Consider the fact that equity markets across the globe did all right to very well in the midst of ongoing economic uncertainty not just here in the United States, but in fellow economic heavyweights China and Europe as well.

Good Enough

Accepting that there is more to portfolio management—and life—than beating a benchmark, we were very satisfied with performance as a whole for the five Qualified Investor Funds featured in this Annual Review and Report. We were especially pleased with two developments: Four of the Qualified Investor Funds then in existence performed very well on a relative basis in 2010's lone significant correction, the period from the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010. More importantly, each Fund finished the year with strong returns on an absolute basis. The two are not unrelated in our view. Key to our disciplined value ethos is the idea that not losing money is as critical as making it.

Our work was showing many pockets of strength in the economy that accelerated throughout the year, businesses that were benefitting from the decline of the dollar, and renewed activity in many sectors and industries. So the market's strength through much of 2010 was not a surprise to us.

          That said, relative results for the calendar year were admittedly not as stellar, with only Royce Global Select Fund outpacing its benchmark. However, three of the four portfolios with sufficient history—Royce Select Fund I, Royce Select Fund II and Royce Global Select Fund each outpaced their respective benchmarks for the three-year and five-year periods ended December 31, 2010. Factoring in the Funds' strong down market results, absolute calendar-year returns and generally better longer-term performance records versus their respective benchmarks, we were not

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approach more concerned with
earnings growth? First and most
importantly, the business is measured
over a long-term period and not on
financial results from one quarter
or even one year. Businesses tend not
to change overnight. However, we
know from experience that their stock
prices certainly can.

Measuring the profitability of a
business is not a novel idea, but it's
a task that we perform diligently in
an attempt to understand the quality
and sustainability of a business.
Return on Invested Capital (ROIC),
Return on Assets (ROA) and Free
Cash Flow are our favored metrics, but
they are obviously just numbers that
are readily available to everyone and,
on their own, only reveal so much.
While each plays an important part in
determining a company's valuation,
it is ultimately the subjective assess-
ment of an enterprise that tests our
analytical acumen.

Enterprise Conviction (EC) is a pro- prietary methodology that we developed at Royce to isolate our assessment of conviction in the quality of a business

Continued on page 8...

Letter to Our Shareholders

terribly disappointed with overall relative returns for the calendar year. A year as strong as 2010 gave even hard-to-please value investors like ourselves little to complain about.
     Within the small-cap market as a whole, stocks in the energy and technology sectors were the top performers in 2010, according to data from Russell Investments. Although we organize our own sector and industry breakdowns a little differently than Russell, we saw strength in one similar area, namely our own Natural Resources sector, as well as strength in the Industrial Products, Financial Services and Consumer Products sectors. Net gains for the first of these sectors were driven by several precious metals and mining companies as well as many energy services stocks. Taken as a whole, the portfolios also had a lot of success with investments in the Technology and Industrial Services sectors. In fact, there were net contributors in nearly all sector and industry group, another testament to the depth and breadth of the market's recovery.

Long After Dark
As wonderful as it was to see a second straight year of terrific equity returns, particularly coming off the financial collapse of late 2008-early 2009, the issue remains that the market rose markedly in a period of intense economic anxiety, which has engendered a host of questions about how and why this happened. It puts us in mind of the old adage that the market climbs a wall of worry. It also dovetails nicely with the notion that the market is almost always looking ahead a few years, which, if nothing else, makes it clear that investors were more optimistic about the global economy than many others.
     In fact, both of those ideas define what happened in 2010 pretty well. Looking more closely, we think what happened was that the media focused on a narrow set of economic news, namely deficits, housing and unemployment, and missed much of what was going on elsewhere in the economy. For months, the dominant stories were budget woes, foreclosures and jobless claims. While these are undoubtedly serious problems, they also offer very narrow lenses through which to view the economy, whether that of the U.S. or the world. Our own work was showing many pockets of strength in the economy that accelerated throughout the year, businesses that were benefitting from the decline of the dollar, and renewed activity in many sectors and industries. So the market's strength through much of 2010 was not a surprise to us.
     If not for those worrisome problems just mentioned, the success of the market in 2010 would be a very different kind of story. However, we remain convinced that what took place in equities last year was simply the historical advantage that small-caps have typically enjoyed coming out of recessions. They are often thought of as being more nimble and thus more responsive to economic events, and 2010 represents to us the latest phase in the post-recession recovery for stocks that began after the market low in March 2009. Of course, the world is not as complacent as it was in the middle part of the decade. Much of the wariness about the recent bull market is symptomatic of the generally more cautious

6 | This page is not part of the 2010 Annual Report to Shareholders attitude that many people now possess. As value investors, we are always all for caution, but we see the intelligence with which so many companies have managed themselves over the last two or three years as more meaningful than the economic problems we are currently laboring to solve. This is what inspires our confidence in the economy going forward.

We suspect that the reign of high-beta, often low-quality companies is likely to end soon, usurped by companies with characteristics such as high returns on invested capital, free cash flow generation and dividends.

The Waiting

Returning to the more narrow sphere of stocks, we have noticed that the world seems to have been waiting for a while now for large-cap to post a pronounced gain in performance at the expense of their small-cap counterparts. As of this writing, this grand shift to large-cap leadership has not materialized. From our somewhat biased perspective, we do not see it coming soon, though we do see what we regard as an important change in the market. As indiscriminately good as most of the last 22 months have been for stocks, we suspect that the reign of high-beta, often low-quality companies is likely to end soon, usurped by companies with characteristics such as high returns on invested capital, free cash flow generation and dividends. These elements are more likely to determine leadership than market capitalization. So while it would not be surprising to see large-cap enjoying periods of outperformance in the months to come, we do not expect the spread to be significant. We believe that the days of wide divergence between small-cap and large-cap, such as we saw in the '90s, are over, at least for the intermediate term.

Overall, our outlook is fairly positive. Corrections in the 10% or greater range should create opportunities for us on a global scale. We think that returns will remain positive and that volatility will remain a presence which we seek to use to our advantage in the months and years ahead.

     As long-established believers in reversion to the mean, we think that the decade ahead should be a positive one for stocks if for no other reason than that the previous one was so difficult. We also see the next few years as something of a reverse of the previous two—our expectation is that the economy will heat up and grow more quickly than the stock market. While we remain essentially confident about the long-term prospects for

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from its valuation. We have developed
core tenets designed to reveal the
structure of the company's market,
the sustainable or competitive edge that
it possesses, its future prospects, and
the ability of the management team to
guide the business going forward.

Importantly, this combination of
Enterprise Conviction backed up by
traditional analytics has also created
a consistent approach to our inter-
actions with company management
teams. Meeting and interviewing the
key leaders of a business is a critical
part of Royce's business evaluation

process. Using our specialized
process offers a measure of protection
against common investor pitfalls such
as "value traps," commitment bias
or allowing an interesting management
story to morph into investment convic-
tion. At Royce, our process centers on
uncovering the worth of a business,
not on what its stock may do in the
near term. By establishing conviction
about our knowledge of an entire
enterprise, we can more easily assess
the financial opportunities, weigh
the risks of investment, and determine
an appropriate price to pay.

Letter to Our Shareholders

stocks, we do not see the kind of returns on an annualized basis that we saw in 2009 and 2010 and instead see annualized returns in the high single digits for the decade as a whole. There should be a lot of differentiation and an ample number of corrections, some of them, like 2010's spring-summer downturn, more than capable of temporarily suspending investors' confidence. We view this as a near-ideal environment for disciplined and discriminating stock pickers such as ourselves. Overall, then, our outlook is fairly positive. Corrections in the 10% or greater range should create opportunities for us on a global scale. We think that returns will remain positive and that volatility will remain a presence which we seek to use to our advantage in the months and years ahead.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2011

We dedicate this Review and Report to the memory of our beloved partner and colleague, Denis Fitzgerald, who passed away in February. Denis was a valued member of our marketing and research teams and contributed immeasurably to the production and design of our materials. He worked alongside of us for nearly 22 years. His commitment to our firm and its betterment were unsurpassed. His energy and spirit not only define our firm, but will remain with us forever.

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The Royce Funds 2010 Annual Report to Shareholders   |  9

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/10

July-December 2010*			23.54%

One-Year			18.15

Three-Year			6.91

Five-Year			9.24

10-Year			12.34

Since Inception (11/18/98)			14.89

ANNUAL EXPENSE RATIO

Operating Expenses			0.03%

*Not annualized
CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2010	18.2%	2004	19.1%

2009	39.6	2003	48.7

2008	-25.9	2002	-15.8

2007	10.7	2001	24.5

2006	15.0	2000	15.0

2005	10.9	1999	35.4

TOP 10 POSITIONS % of Net Assets

Sims Metal Management ADR			2.3%

Reliance Steel & Aluminum			2.2

ICON ADR			2.2

GrafTech International			2.1

Rofin-Sinar Technologies			2.1

Warnaco Group (The)			2.0

ShawCor Cl. A			1.9

Oil States International			1.9

Intrepid Potash			1.9

Cintas Corporation			1.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrial Products			21.5%

Industrial Services			17.5

Natural Resources			14.5

Financial Services			8.8

Consumer Products			8.5

Technology			7.8

Health			4.8

Consumer Services			2.6

Financial Intermediaries			2.3

Miscellaneous			1.6

Cash and Cash Equivalents			10.1

Royce Select Fund I

Manager’s Discussion
In a mostly bullish environment, Royce Select Fund I (RS1) gained 18.2% for the calendar year, trailing its benchmark, the Russell 2000, which was up 26.9% for the same period. We were somewhat split about the Fund's calendar-year performance. On the one hand, we never like underperforming the small-cap index, while on the other hand, we were satisfied with its results on an absolute basis.
     While RS1 lagged its benchmark in the more bearish first half of the year, down 4.4% versus a loss of 1.9%, it actually showed down market strength during the year's only significant correction, which lasted from late April through early July. From the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010, RS1 lost 16.4% versus a decline of 20.3% for the Russell 2000. Along with the Fund's strong absolute return for the calendar year, this down-market showing helped to mitigate the disappointment of underperforming the small-cap index in 2010. The Fund was reasonably competitive with the small-cap index from the market low on March 9, 2009 through the end of 2010, gaining 113.0% versus 134.0% for the benchmark.

      It was during the welcome rally that spanned most of the third quarter (+9.0% versus +11.3%) and all of the fourth quarter (+13.3% versus +16.3%) that RS1 ceded the most ground to the Russell 2000. Recent short-term relative underperformance versus the benchmark notwithstanding, the Fund has recently performed in line with our expectations by losing less in downdrafts and remaining close to the Russell 2000 during

GOOD IDEAS THAT WORKED
Top Contributors to 2010 Performance*

Cliffs Natural Resources	1.66%
Calfrac Well Services	1.14
Oil States International	1.09
Rofin-Sinar Technologies	1.02
Hain Celestial Group	0.97
*Includes dividends

upswings by posting solid to strong performance on an absolute basis. These kinds of performances helped RS1 to hold an advantage over the Russell 2000 over longer-term periods. The Fund outpaced the index for the three-, five-, 10-year and since inception (11/18/98) periods ended December 31, 2010. RS1's average annual return since inception was 14.9%.
     The Natural Resources and Industrial Products sectors made the most significant contribution to calendar-year performance. The first received a boost from rising commodity prices—oil and precious metals, respectively, while industrial companies derived a benefit from a near-global revival of industrial activity along with signs of a nascent recovery in the U.S. commercial real estate market.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund's total annual operating expenses as of the most current prospectus and include the Fund's management fee based on 12.5% of its pre-fee, high watermark return. There was no high watermark return in 2009, and the Fund's total annual Fund operating expenses ratio of 0.03% consisted of dividends on securities sold short and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

10 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

     Cliffs Natural Resources is a mining and natural resources company that produces iron ore and coal in North America, South America and Australia. Its business grew as iron ore prices rose throughout the year on strengthening demand for steel in Asia. We took gains between August and October. Calfrac Well Services provides specialized fracture-stimulation, coiled tubing, cementing, fracturing, pressure pumping, and other hydraulic fracturing services, as well as various technical services to the oil and natural gas industry. Its strength was fueled by a robust environment for energy companies. Aggressive shale drilling activity continues to drive full utilization of well fracturing equipment and to push day rates higher. After building a position through June, we took gains between September and November. Oil States International provides specialized products and services to the oil and gas industry. Rising oil prices and increased demand fueled results, as did the firm's announcement of its acquisition of a leading Australian remote accommodations company that will provide it with a new geographic growth platform. Although we sold some shares between June and November, it was a top-ten position at the end of December.
     Rofin-Sinar Technologies designs and manufactures industrial lasers and supplies used for laser-based material processing applications. Rebounding global demand drove double-digit year-over-year and sequential growth in industrial laser orders and sales. The company also saw healthy recovery in its margins, which closed in on more historically average levels. We bought shares through the end of July and then began to take gains late in

September when its share price climbed. Hain Celestial Group, together with its subsidiaries, manufactures, distributes and sells natural and organic food in the U.S. and other countries. As 2010 wore on, increasing numbers of consumers returned to buying branded, organic foods, while activist investor Carl Icahn also built a good-sized stake through the year. We sold shares in June, September and December as its stock price fattened up.
     Disappointed with how federal regulations were hampering its stock price, we sold our shares of for-profit education company Corinthian Colleges in RS1 between September and November. While we still like the industry, we thought that the new regulations would create potentially intractable problems for the company's business model. Another significant detractor was our position in ProShares UltraShort 20+ Year Treasury, an ETF (exchange traded fund) that seeks twice (200%) the inverse (opposite) of the daily performance of the Barclays Capital 20+ Year U.S. Treasury Index. We sold the position as it became apparent that the Fed has a seemingly endless willingness to use monetary policy options to keep interest rates low.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Corinthian Colleges	-1.60%

ProShares UltraShort 20+ Year Treasury	-0.92

Duff & Phelps Cl. A	-0.60

Comtech Telecommunications	-0.28

FTI Consulting	-0.26

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,787 million

Weighted Average P/E Ratio**		20.6x

Weighted Average P/B Ratio		2.3x

U.S. Investments (% of Net Assets)		83.0%

Non-U.S. Investments (% of Net Assets)		6.9%

Fund Net Assets		$59 million

Turnover Rate		49%

Number of Holdings		63

Symbol		RYSFX

* Geometrically calculated
** The Fund's P/E calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RS1	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.44	0.20	0.37

Standard Deviation	19.33	22.50	20.05

* Five years ended 12/31/10. Category Median and Best Decile Breakpoint based on 338 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RS1	9.24%	19.33	0.48

Russell 2000	4.47	23.11	0.19

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 10 Years, in Percentages (%)

The Royce Funds 2010 Annual Report to Shareholders  |  11

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July - December 2010*			27.20%

One-Year			20.96

Three-Year			10.32

Five-Year			8.72

Since Inception (6/30/05)			9.24

ANNUAL EXPENSE RATIOS

Operating Expenses			0.69%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2010	21.0%	2007	-5.5%

2009	66.6	2006	19.8

2008	-33.4

TOP 10 POSITIONS % of Net Assets

Seabridge Gold			2.9%

EPS			2.4

Market Vectors Junior Gold Miners ETF			2.3

FamilyMart			2.2

Value Partners Group			2.2

Market Vectors Gold Miners ETF			2.0

Western Digital			2.0

Jinpan International			1.9

TMX Group			1.7

Horsehead Holding Corporation			1.7

SHORT POSITION % of Net Assets

AutoNation			-1.9%

Reality Income			-1.9

SPDR S&P Semiconductor ETF			-1.6

iShares MSCI Hong Kong Index Fund			-1.1

Financial Select Sector SPDR Fund			-0.9

PORTFOLIO SECTOR BREAKDOWN* % of Net Assets

Natural Resources			19.4%

Industrial Products			15.8

Technology			13.4

Industrial Services			10.0

Consumer Services			9.5

Consumer Products			7.7

Financial Services			7.1

Health			5.7

Financial Intermediaries			4.1

Miscellaneous			4.6

Cash and Cash Equivalents			2.7

* Long positions only

Royce Select Fund II

Manager's Discussion
The second half of 2010 was more bullish than the first half was bearish, and the upshot was a strong year for stocks of all sorts. The second half was particularly good for the kind of micro-cap, small-cap and mid-cap issues that comprised the portfolio of Royce Select Fund II (RS2). The Fund gained 21.0% for the calendar year versus a 26.9% showing for its small-cap benchmark, the Russell 2000, for the same period. We were pleased with the Fund's results on an absolute basis. Although its relative results were mildly disappointing, we were not too upset about it, especially since the year included a terrific rebound for RS2 between July and December that helped to mitigate the effects of a lackluster first half (-4.9%).
     Recent market cycle returns were also encouraging. During the year's only substantial down market period, the Fund outpaced the Russell 2000, losing 14.8% versus a decline of 20.3% for the small-cap index from the interim small-cap high on April 23, 2010 through the interim small-cap low on July 6, 2010. The stock market began to heat up with the temperature, and in the third quarter RS2 rose 11.8% while its benchmark climbed 11.3%. During the fourth quarter, the Fund lost this slight advantage, up 13.8% versus 16.3% for the Russell 2000. Looking at a longer-term market cycle period, RS2 was ahead of the small-cap index, climbing 146.9% versus a gain of 134.0% from the market low on March 9, 2009 through December 31, 2010.

     These market cycle results played a role in the Fund's longer-term advantage over its benchmark and thus underscore the importance of solid performance in both up and down markets. RS2 outpaced the Russell 2000 for the three-year, five-year and since inception (6/30/05) periods ended December 31, 2010. The Fund's average annual total return since inception was 9.2%.
     Even a year with strong absolute results produces some disappointments in the portfolio. The Fund's top two detractors from performance switched the places they held at the end of June 2010. Jinpan International struggled in a fashion consistent with many U.S.-listed Chinese stocks in the first half. The company manufactures cast resin transformers for power distribution and alternative energy applications in China. Earlier in
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Luk Fook Holdings (International)	3.15%

Market Vectors Junior Gold Miners ETF	1.52

Value Partners Group	1.44

Hochschild Mining	1.20

Rent-A-Center	1.08

* Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce Select Fund II reflect the Fund's total annual operating expenses as of most current prospectus and typically include the Fund's management fee based on 12.5% of the Fund's pre-fee, high watermark return. There was no high watermark return in 2009, and the Fund's total annual Fund operating expense ratio of 0.69% consisted of dividends on securities sold short, acquired fund fees and expenses and interest expense on borrowings. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

             12  |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

the year, its troubles included pricing pressure when resin prices fell and purchases were delayed until later in the year. Ever contrarian, we substantially added to our stake in 2010, liking its valuation more and more while remaining confident in the firm's ability to withstand what we anticipate will be short-term problems. Willbros Group provides engineering, procurement, and construction services to the oil and gas and power industries primarily in the U.S., Canada and Oman. News of an acquisition by the company was released in March, the financing for which initially proved elusive, which resulted in its stock price being punished. Seeing what we deemed better opportunities elsewhere, we sold our position in November.
     Each of the Fund's equity sectors made a positive contribution to performance, with Natural Resources, the Fund's largest sector at the end of December, leading by a wide margin. The Consumer Services, Financial Services and Industrial Services sectors also made notable positive impacts. Within Natural Resources, the top-performing industry was precious metals and mining companies. The group's top gainer was the Market Vectors Junior Gold Miners ETF, which we saw as an effective way to obtain broad exposure to a series of small-cap and mid-cap gold and silver mining stocks. We built our position between January and July before making a modest trim in December. Like many portfolio holdings, it enjoyed a particularly strong second half. We first bought shares of Hochschild Mining in April and added to our stake in May. The company mines and processes primarily silver, as well as gold. Operating mostly in Latin America, it has several mines that are producing metals. We view it as a well-managed, conservatively capitalized business that was well-positioned to benefit from the rise in precious metals prices.

      Luk Fook Holdings (International) continued to succeed in all aspects of its business designing, wholesaling and retailing a variety of gold jewelry, gem-set jewelry, gemstones and authentication services. It is now one of the best known jewelry companies in China after having been long established in Hong Kong. We found very little we did not like about the company—it possesses a terrific franchise model, impressive margins, a solid balance sheet, high cash flow and accessible management. We began to take gains in April, but still held a good-sized position at yearend. Top-ten position Value Partners Group is a Hong Kong-based investment management group focusing on China and the Asia Pacific region. It gained visibility during 2010 by diversifying successfully beyond hedge funds (it is the leading hedge fund manager in Asia) into ETFs while announcing plans to enter the mutual fund arena. Rent-A-Center leases household durable goods to customers on a rent-to-own basis in the U.S. The reviving economy, along with the company's ample free cash flow and solid earnings, helped its share price to climb.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

Jinpan International	-1.40%

Willbros Group	-0.93

Duoyuan Printing	-0.82

NutriSystem	-0.81

Popular	-0.61

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$999 million

Weighted Average P/E Ratio**		14.6x

Weighted Average P/B Ratio		2.0x

U.S. Investments† (% of Net Assets)		74.0%

Non-U.S. Investments† (% of Net Assets)		23.3%

Fund Net Assets		$5 million

Turnover Rate		126%

Number of Holdings		95

Symbol		RSFDX

* Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 12/31/10).
† Long positions only

MORNINGSTAR STATISTICAL MEASURES*

	RS2	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.38	0.20	0.28

Standard Deviation	23.10	22.50	21.29

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 338 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RS2	8.72%	23.10	0.38

Russell 2000	4.47	23.11	0.19

** Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2010 Annual Report to Shareholders  |  13

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-December 2010*			34.01%

One-Year			33.21

Three-Year			10.91

Five-Year			14.00

Since Inception (6/30/05)			16.02

ANNUAL EXPENSE RATIO

Operating Expenses			0.17%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2010	33.2%	2007	18.2%

2009	56.1	2006	19.4

2008	-34.4

TOP 10 POSITIONS % of Net Assets

Value Partners Group			3.1%

Semperit AG Holding			3.0

Santen Pharmaceutical			2.8

Burckhardt Compression Holding			2.7

Pfeiffer Vacuum Technology			2.6

Major Drilling Group International			2.6

Hochschild Mining			2.4

Mayr-Melnhof Karton			2.4

Fresnillo			2.2

Lamprell			2.2

SHORT POSITIONS % of Net Assets

ProShares Ultra MSCI Emerging Markets			-1.3%

ProShares Ultra Industrials			-1.0

iShares Barclays 20+ Year Treasury Bond Fund			-0.9

iShares MSCI Canada Index Fund			-0.9

ProShares Ultra Financials			-0.7

ProShares Ultra Health Care			-0.6

Panera Bread Cl. A			-0.5

Tempur-Pedic International			-0.4

Stericycle			-0.3

PORTFOLIO SECTOR BREAKDOWN* % of Net Assets

Natural Resources			23.2%

Industrial Products			15.2

Health			12.5

Technology			11.0

Financial Services			9.4

Consumer Services			8.8

Consumer Products			5.2

Industrial Services			4.1

Miscellaneous			1.3

Cash and Cash Equivalents			9.3

* Long positions only

Royce Global Select Fund

Manager’s Discussion
Royce Global Select Fund (RGS) made the most of the worldwide recovery for stocks in the latter half of 2010, gaining 33.2% for the calendar year, outpacing its global small-cap benchmark, the MSCI WORLD Small Core index, which rose 26.1% for the same period. After losing 0.6% in the first half of the year, RGS roared back when the markets rallied off the interim domestic small-cap low on July 6, 2010, rising 17.5% in the third quarter versus a gain of 14.6% for its global small-cap benchmark. The fourth quarter was also a strong period, though the Fund cooled off a bit in relation to its benchmark, up 14.1% compared to a 14.3% gain for the MCSI WORLD Small Core index. This was consistent with the Fund's strong absolute showing from the domestic small-cap low on March 9, 2009 through December 31, 2010, in which RGS climbed 138.2% versus 141.9% for the global small-cap index. Nonetheless, the Fund held a relative edge over the global small-cap index in longer-term periods tied more closely to calendar years. RGS outpaced its benchmark for the three-year, five-year and since inception (6/30/05) periods ended December 31, 2010. We remain very pleased with the Fund's results since inception. RGS's average annual total return since inception was 16.0%.
     The Natural Resources sector led by a wide margin in 2010, with net gains more than twice that of Financial Services, the Fund's second-best performing sector, which posted its own sizable contribution, as did the Industrial Products and Consumer Products sectors. The two largest industry groups in Natural Resources—

precious metals and mining stocks and energy services companies—were the first and third top-gaining industries in 2010, with precious metals and mining outpacing each of the Fund's remaining sectors. Our interest in gold and silver miners goes back to the early part of the previous decade, prior to RGS's inception, when we began to build positions in mining companies that looked attractively undervalued, in part because the industry had spent several years in the doldrums. When we launched the Fund in June 2005, mining businesses were among our first selections. Our conviction was then fortified by the financial collapse of late 2008-early 2009, when commodity prices cratered and we began to see the increasing likelihood of inflation, events that led us to build several positions in the
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Hochschild Mining	2.72%

Fresnillo	2.60

Value Partners Group	2.60

Lamprell	2.17

Burckhardt Compression Holding	1.81

* Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce Global Select Fund reflect the Fund's total annual operating expenses as of the most current prospectus and typically include the Fund's management fee based on 12.5% of the Fund's pre-fee, high watermark return. There was no high watermark return in 2009, and the Fund's total annual Fund operating expense ratio of 0.17% consisted of acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

14  |  The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

industry. As the prices of precious metals rose through much of 2009 and 2010, the stock prices of many portfolio holdings began to follow suit.
      Hochschild Mining mines and processes primarily silver, as well as gold. It operates mostly in Latin America and has several mines that are producing metals. We view it as a well-managed, conservatively capitalized business that was well-positioned to benefit from the rise in precious metals prices. Although we began to take gains in June, it was a top-ten holding at year end. Between April and June, we also took gains in another top-performing mining stock (and top-ten holding). Fresnillo is the world's largest primary silver producer and Mexico's second-largest gold producer. The company boasts an attractive combination of a very high-quality asset base and low operational costs, which should allow for margins above its industry's average for the foreseeable future. We also like the way that its share price more closely tracks the silver price than many of its peers.
     Value Partners Group, the Fund's top holding at the end of December, is a Hong Kong-based investment management group focusing on China and the Asia Pacific region that gained visibility during the year by diversifying successfully beyond hedge funds—it is a leading hedge fund manager in Asia—into ETFs while also announcing plans to start mutual funds. Lamprell provides construction and engineering services for oil and gas rigs and is the leading contractor in the Arabian Gulf, where it has operated for more than 30 years. It benefitted from a pickup in activity and by diversifying its business to liftboats and FPSOs (floating production storage & offloading vessels), to supplement their core business of jack-up rig refurbishments. Burckhardt Compression Holding makes reciprocating compressors primarily for the oil and gas industries. The stock of this Swiss company shot up partly as a result of improved earnings guidance and the growing realization that margins are likely to soon recover towards peak levels, driven not only by new orders, but also by Burckhardt's lucrative maintenance/service business.
     In August, we sold our position in ProShares UltraShort 20+ Year Treasury, an ETF (exchange traded fund) that seeks twice (200%) the inverse (opposite) of the daily performance of the Barclays Capital 20+ Year U.S. Treasury Index. The position reflected our thought that investors' flight to the safety of Treasuries was approaching a bubble and that we were likely to see inflation and higher interest rates in the years ahead. We sold the position because it seemed clear that the Fed would continue to use monetary policy options to keep interest rates low. We also parted ways with Intrepid Potash, selling our shares in June as its share price was falling and we saw more fertile opportunities elsewhere in the agriculture industry.

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*

ProShares UltraShort 20+ Year Treasury	-0.70%

Intrepid Potash	-0.64

ProShares Ultra MSCI Emerging Markets	-0.50

ProShares Ultra Industrials	-0.45

Vaisala Cl. A	-0.32

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

	Average Market Capitalization*	$1,811 million

	Weighted Average P/E Ratio**	14.3x

	Weighted Average P/B Ratio	2.6x

	Fund Net Assets	$16 million

	Turnover Rate	80%

	Number of Holdings	67

	Symbol	RSFTX

* Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/10).

MORNINGSTAR STATISTICAL MEASURES*

	RGS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.62	0.26	0.31

Standard Deviation	21.35	22.79	21.41

* Five years ended 12/31/10. Category Median and Best Quartile Breakpoint based on 17 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/10

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RGS	14.00%	21.35	0.66

MSCI World Small Core	4.53	22.72	0.20

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

PORTFOLIO COUNTRY BREAKDOWN* % of Net Assets

	Japan	10.6%

	Germany	8.6

	United States	8.4

	South Africa	7.1

	Canada	6.6

	Hong Kong	6.0

	Austria	5.4

	Switzerland	4.3

	Mexico	3.6

	Australia	3.3

	United Kingdom	3.1

	Brazil	2.9

	Peru	2.4

	France	2.3

	United Arab Emirates	2.1

	Italy	1.9

	Norway	1.7

	Finland	1.5

	Turkey	1.5

	Denmark	1.5

	Belgium	1.5

	India	1.5

	South Korea	1.3

	China	0.9

	Jersey	0.7

* Long positions only are represented above and except in the case of ETF's securities are categorized by the country of their headquarters.

The Royce Funds 2010 Annual Report to Shareholders  |  15

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/10

July-December 2010*			21.71%

One-Year			17.22

Three-Year			2.44

Since Inception (9/28/07)			2.42

ANNUAL EXPENSE RATIO

Operating Expenses			0.04%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2010	17.2%	2008	-25.5%

2009	23.1

TOP 10 POSITIONS % of Net Assets

AVX Corporation			3.0%

Greif Cl. A			2.9

Hubbell Cl. B			2.7

Arrow Electronics			2.5

Helmerich & Payne			2.5

Comerica			2.4

Ensco ADR			2.4

EMCOR Group			2.1

Rofin-Sinar Technologies			2.0

Kennametal			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			22.0%

Technology			17.8

Natural Resources			9.9

Industrial Services			7.9

Financial Services			6.0

Financial Intermediaries			5.9

Consumer Services			3.6

Utilities			1.8

Health			1.8

Consumer Products			1.6

Miscellaneous			3.6

Cash and Cash Equivalents			18.1

Royce SMid-Cap Select Fund

Manager's Discussion
    One segment of the equity market with very attractive investment characteristics is the upper end of the smaller company universe, that zone with market caps between $500 million and $10 billion. Extending above industry definitions of small-cap yet well below the typical selection universe for large-cap managers, the smid-cap area has unique attributes that make it a rich hunting ground for diligent investors. Several decades of investing in small-cap stocks has given the Royce investment team deep institutional knowledge of many companies, of which several have graduated just beyond the traditional confines of our investment universe. Royce SMid-Cap Select Fund (RSS), with its focus on this particular niche that mixes the small-cap and mid-cap universes, generated a solid absolute return in 2010, though it struggled to keep pace on a relative basis with its benchmark, particularly in the powerful rally that characterized the third and fourth quarters. For the full-year period ended December 31, 2010, the Fund rose 17.2%, underperforming its benchmark, the Russell 2500 index, which rose 26.7% for the same period.
    The calendar year saw an extremely volatile first half that was then succeeded by a very strong and highly correlated second half, in part the result of a second round of quantitative easing (QE2) enacted by the Federal Reserve in August. After underperforming its benchmark during the bullish first quarter (+6.0% versus +9.2%), the Fund's defensive positioning and relatively high cash position allowed it to slightly outperform the index in the broadly negative environment that characterized the second quarter (-9.2% versus -10.0%). This conservative stance, however, was not as suited to the more bullish third and fourth quarters. While pleasing from an absolute standpoint, the Fund lost its relative performance advantage, gaining 9.4% versus 12.2% in the third quarter and 11.3% versus 14.9% for the index in the final quarter.

      We launched the Fund in September 2007. Its early days were marked by a broad-based decline in equity prices—U.S. small-cap stocks peaked in July 2007—followed by the onset of the financial crisis in the fall of 2008. Thus, its short existence has been defined by high volatility, ample correlation and systemic risk. Considering this challenging environment, we were pleased that, while the Fund lagged in 2010, its relative returns since inception were
GOOD IDEAS THAT WORKED Top Contributors to 2010 Performance*

Family Dollar Stores	1.28%

International Rectifier	0.91

American Italian Pasta Cl. A	0.91

Hubbell Cl. B	0.83

Lubrizol Corporation (The)	0.81

* Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses for Royce SMid-Cap Select Fund reflect the Fund's total annual operating expenses as of the most current prospectus and include the Fund's management fee based on 12.5% of the Fund's pre-fee, high watermark return. There was no high watermark return in 2009, and the Fund's total annual Fund operating expense ratio of 0.04% consisted of dividends on securities sold short, acquired fund fees and expenses and interest expense on borrowings. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund's performance for 2010.

16 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

satisfactory. From its inception on September 28, 2007 through December 31, 2010, the Fund's average annual total return was 2.4%, ahead of the 0.9% gain for the Russell 2500 for the same period. Of course, regardless of the market climate, the Fund has been consistent in its core investment discipline of seeking to uncover high-quality businesses with a strong margin of financial safety at what we believe are compelling valuations.
     Nine of the Fund's eleven equity sectors contributed positively to returns for the year, with investments in the Industrial Products sector accounting for roughly half the Fund's annual gain. Technology and Natural Resources were next in line, as fears of a double-dip recession in the U.S. rapidly gave way to confidence in a renewed corporate capital investment cycle and rising commodity prices. Diversified Investment Companies and Industrial Services were the only two sectors in negative territory, posting very modest net losses. Gains at the industry level were broad based as well, with specialty chemicals and materials leading the way, followed by industrial components stocks, semiconductors and equipment companies, and retail stores.
     Family Dollar Stores was the Fund's top performer in 2010. This national chain of discount stores benefitted from improving sales and margins as cost-conscious consumers made the move towards more value-based retailers. With what we regard as a very attractive capital structure, Family Dollar was in the pleasant position of having significant excess cash flow with which to aggressively buy back its shares, adding to a notable increase in shareholder value. We began to take gains in September. American Italian Pasta, the Fund's performance leader in the first half,

GOOD IDEAS AT THE TIME Top Detractors from 2010 Performance*
was its second-largest gainer for the calendar year. Its position as North America's largest producer and seller of dry pasta to both private label and branded pasta markets made it a tempting takeover target, and the company agreed to be acquired by RalCorp Holdings at a healthy premium to its stock price in June.
     As first discussed in 2010's Semiannual Report, GameStop, the world's largest specialty retailer of electronic games and PC entertainment software, continued its disappointing performance for the full year. Constantly challenged by a range of potential competitors, the demise of its business model has been a constant source of investor concerns and has led to a fall in its share price. We began to sell our position in August. AllianceBernstein Holding was another

GameStop Corporation Cl. A	-0.73%

AllianceBernstein Holding L.P.	-0.32

Alliant Techsystems	-0.30

Tekelec	-0.29

Thor Industries	-0.28

* Net of dividends
disappointment. This large institutional asset management firm in the midst of an aggressive turnaround struggled throughout the year with persistent asset outflows due to continued poor investment performance. Unimpressed with the timing and execution of the turnaround, we sold our shares between July and October.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$3,040 million

Weighted Average P/E Ratio**	16.3x

Weighted Average P/B Ratio	2.0x

U.S. Investments (% of Net Assets)	78.4%

Non-U.S. Investments (% of Net Assets)	3.5%

Fund Net Assets	$1 million

Turnover Rate	166%

Number of Holdings	68

Symbol	RMISX

* Geometrically calculated
** The Fund's P/E calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/10).

The Royce Funds 2010 Annual Report to Shareholders   |  17

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

CUMULATIVE TOTAL RETURNS Through 12/31/10

Since Inception (8/31/10)	29.90%

Since Inception (8/31/10) (Net)*	27.30

* Since inception result is adjusted to reflect the 2% fee assessed on redemptions of shares held for less than 365 days.

ANNUAL EXPENSE RATIO

Operating Expenses	0.70%

TOP 10 POSITIONS % of Net Assets

Wabash National	3.4%

KEMET Corporation	2.7

SM Energy	2.5

Mueller Water Products Cl. A	2.2

Standard Pacific	2.2

Advanced Energy Industries	2.1

Century Aluminum	2.1

Union Drilling	2.1

Smith Micro Software	2.1

Powerwave Technologies	2.0

SHORT POSITIONS % of Net Assets

Research in Motion	-2.4%

Medtronic	-2.3

General Motors	-1.9

Panera Bread Cl. A	-1.6

Acorda Therapeutics	-1.4

Auxilium Pharmaceuticals	-1.1

Urban Outfitters	-0.9

Veeco Instruments	-0.9

AnnTaylor Stores	-0.7

PORTFOLIO SECTOR BREAKDOWN* % of Net Assets

Technology	29.8%

Industrial Products	21.5

Industrial Services	13.9

Natural Resources	11.7

Health	7.4

Consumer Services	5.8

Financial Intermediaries	4.7

Consumer Products	3.3

Diversified Investment Companies	1.5

Miscellaneous	1.6

Cash and Cash Equivalents	-1.2

* Long positions only

Royce Opportunity Select Fund

Managers’ Discussion
We think that attempts to time the market are generally fools' errands, so our launch of Royce Opportunity Select Fund (ROS) on August 31, 2010 can only be regarded as serendipitously scheduled. The Fund debuted in the middle of the robustly bullish third quarter, when small-caps were rallying off the interim small-cap market low on July 6, 2010, boosted in part by the Fed's decision to create a second round of quantitative easing in August.

     Of course, commencing operations in the midst of a rapidly rising market can be a mixed blessing. Starting out with a portfolio entirely made up of cash, the Fund was not fully invested during the month of September and thus lagged the powerful advance of its small-cap benchmark, the Russell 2000 index, for that month, up 6.7% versus 12.5%. In its first full quarter of operation (the fourth quarter of 2010), the Fund benefitted from the strong tailwind for equities generated by the second round of quantitative easing. For the quarter, ROS advanced 21.7%, easily outpacing the small-cap index,
GOOD IDEAS THAT WORKED Top Contributors to Performance Since Inception Through 12/31/10*

Cost Plus	2.00%

Wabash National	1.71

SM Energy	1.45

Basic Energy Services	1.39

Smith Micro Software	1.33

* Includes dividends

which rose 16.3% over the same period. From its inception on August 31, 2010 through the end of 2010, the Fund tracked largely in line with its benchmark, rising 29.9% versus a gain of 30.7% for the Russell 2000. We were therefore very pleased with ROS's absolute and relative returns in its admittedly short-term first period of operation.
     The Fund essentially uses the opportunistic value approach that was first implemented in Royce Opportunity Fund. ROS has the added flexibility to invest in both long and short equity positions and to use a modest amount of leverage. The same four investment themes define the Fund's thematic positioning; it focuses the long portion of its portfolio on turnarounds, unrecognized asset values, undervalued growth and interrupted earnings.
     All but one of Fund's ten equity sectors made positive contributions to returns in the since-inception period. Technology and Industrial Products were the top performers, followed by solid net gains from Natural Resources, Industrial Services and Consumer Services. Only Diversified Investment Companies detracted from returns in the period, doing so in a modest fashion. Looking at industry results gave a comparable picture, with the majority having a positive impact. The telecommunications

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses include performance fees based on 12.5% of the Fund's estimated pre-fee, high watermarked total returns and have been estimated based on an assumed 5.00% pre-fee annual rate of return plus an estimate for dividend expenses related to short selling. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. The sum of all contributions and detractions for all securities would approximate the Fund's since inception (8/31/10) through 12/31/10 performance.

18 | The Royce Funds 2010 Annual Report to Shareholders

Performance and Portfolio Review

group, commercial industrial services businesses, oil and gas companies, metal fabrication and distribution stocks, and energy services firms were the top-performing areas. The largest detractor at the industry level came in the category of ETFs (exchange traded funds), an area used primarily by the Fund to indicate a negative view of a theme or segment of the market.
      Looking at individual securities that contributed to the Fund's return, one gets a sense as to how broad the market's rally was. The rising tide of equities left few boats behind, with several of the Fund's strong gainers being worthy of note. Cost Plus, a California-based retailer of value-oriented casual home furnishings, was the top contributor. Distinctly in the turnaround category, management's concerted effort to improve merchandising dovetailed with a renewed credit agreement that allowed for continued restructuring, both of which led to positive year-over-year sales growth and strong appreciation in the shares. We sold our position in November and December. Wabash National, one of the largest trailer manufacturers in the U.S. specializing in dry vans, refrigerated vans, flatbeds, and dump trailers, benefitted from the improving economic backdrop that led to enormous order growth across the range of its products. Wabash transitioned from a large earnings loss in 2009 to a more modest loss in 2010. The company is currently expected to generate positive earnings in 2011, seeming to please shareholders in the process.

GOOD IDEAS AT THE TIME Top Detractors from Performance Since Inception Through 12/31/10*
     SM Energy produces and explores for oil and natural gas primarily in North America. Rising energy prices and an improved profit outlook fueled the rise in its stock price. Basic Energy Services was the third-best performer during the Fund's first performance period. This pure-play U.S. oilfield services provider focuses on four business segments consisting of well services, contract drilling, completion services and fluid services. Strategic positioning towards oil-focused regions and away from natural gas locales allowed the company to benefit from the surprising divergence in price favoring oil and the resulting higher demand for its drilling and related services.

FormFactor	-1.50%

Kendle International	-0.88

ProShares Short Russell2000	-0.84

General Maritime	-0.55

Spartech Corporation	-0.53

* Net of dividends

As for holdings with which we enjoyed less success, we moved quickly in and out of a position in FormFactor, selling our shares in mid-September based on concerns that its turnaround potential was rapidly diminished. The firm makes semiconductor wafer probe cards that test logic and memory chips on the front end of the semiconductor manufacturing process. We were more confident in the prospects for Kendle International. We see the company's contract research business for clinical research and drug development as a global growth business as outsourcing remains prevalent in its industry.

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$393 million

Weighted Average P/B Ratio	1.4x

U.S. Investments** (% of Net Assets)	101.2%

Non-U.S. Investments** (% of Net Assets)	0.0%

Fund Net Assets	$2 million

Turnover Rate	95%

Number of Holdings	74

Symbol	ROSFX

* Geometrically calculated
** Long positions only

The Royce Funds 2010 Annual Report to Shareholders   |  19

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE

COMMON STOCKS – 89.9%

Consumer Products – 8.5%
Apparel, Shoes and Accessories - 5.4%
Columbia Sportswear	15,627	$942,308
Volcom	56,400	1,064,268
Warnaco Group (The) [a]	21,300	1,172,991

		3,179,567

Food/Beverage/Tobacco - 3.1%
Cal-Maine Foods	26,963	851,492
Hain Celestial Group [a]	35,600	963,336

		1,814,828

Total (Cost $3,635,464)		4,994,395

Consumer Services – 2.6%
Retail Stores - 2.6%
†Aeropostale [a]	22,700	559,328
†Jos. A. Bank Clothiers [a]	24,250	977,760

Total (Cost $1,490,671)		1,537,088

Financial Intermediaries – 2.3%
Insurance - 2.3%
Alleghany Corporation [a]	2,839	869,784
Markel Corporation [a]	1,300	491,569

Total (Cost $1,183,507)		1,361,353

Financial Services – 8.8%
Diversified Financial Services - 1.6%
Lazard Cl. A	23,500	928,015

Information and Processing - 4.5%
†Altisource Portfolio Solutions [a]	21,800	625,878
SEI Investments	45,200	1,075,308
Total System Services	60,200	925,876

		2,627,062

Insurance Brokers - 1.5%
Brown & Brown	37,400	895,356

Investment Management - 1.2%
Evercore Partners Cl. A	5,600	190,400
Federated Investors Cl. B	21,000	549,570

		739,970

Total (Cost $4,071,626)		5,190,403

Health – 4.8%
Drugs and Biotech - 1.6%
†Questcor Pharmaceuticals [a]	63,651	937,579

Health Services - 3.2%
ICON ADR [a]	58,200	1,274,580
VCA Antech [a]	25,400	591,566

		1,866,146

Total (Cost $2,417,105)		2,803,725

	SHARES	VALUE

Industrial Products – 21.5%
Building Systems and Components - 2.8%
Apogee Enterprises	30,967	$417,125
Drew Industries	41,900	951,968
Simpson Manufacturing	8,300	256,553

		1,625,646

Industrial Components - 3.5%
GrafTech International [a]	62,900	1,247,936
Regal-Beloit	12,500	834,500

		2,082,436

Machinery - 5.2%
Columbus McKinnon [a]	38,000	772,160
Rofin-Sinar Technologies [a]	35,100	1,243,944
Wabtec Corporation	20,175	1,067,056

		3,083,160

Metal Fabrication and Distribution - 4.5%
Reliance Steel & Aluminum	25,000	1,277,500
Sims Metal Management ADR	62,140	1,357,138

		2,634,638

Miscellaneous Manufacturing - 2.8%
AZZ	25,200	1,008,252
†Valmont Industries	7,000	621,110

		1,629,362

Paper and Packaging - 1.3%
†Greif Cl. A	12,000	742,800

Pumps, Valves and Bearings - 1.4%
Gardner Denver	11,800	812,076

Total (Cost $8,675,666)		12,610,118

Industrial Services – 17.5%
Commercial Services - 8.9%
Cintas Corporation	39,200	1,096,032
Copart [a]	19,100	713,385
CRA International [a]	30,479	716,561
FTI Consulting [a]	8,100	301,968
MAXIMUS	14,650	960,747
Robert Half International	35,000	1,071,000
Universal Technical Institute	17,268	380,242

		5,239,935

Food, Tobacco and Agriculture - 1.9%
Intrepid Potash [a]	30,397	1,133,504

Industrial Distribution - 1.7%
MSC Industrial Direct Cl. A	14,900	963,881

Transportation and Logistics - 5.0%
Arkansas Best	29,700	814,374
Kirby Corporation [a]	19,800	872,190
Landstar System	19,700	806,518
Universal Truckload Services [a]	28,500	453,720

		2,946,802

Total (Cost $8,132,883)		10,284,122

Natural Resources – 14.5%
Energy Services - 10.4%
Calfrac Well Services	24,000	826,471

20 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE

Natural Resources (continued)
Energy Services (continued)
Helmerich & Payne	22,300	$1,081,104
Oil States International [a]	17,700	1,134,393
Pason Systems	73,000	1,024,922
ShawCor Cl. A	34,300	1,142,183
Unit Corporation [a]	20,150	936,572

		6,145,645

Precious Metals and Mining - 4.1%
Cliffs Natural Resources	14,000	1,092,140
Major Drilling Group International	25,200	1,053,063
Randgold Resources ADR	2,900	238,757

		2,383,960

Total (Cost $4,760,460)		8,529,605

Technology – 7.8%
Components and Systems - 0.6%
Intermec [a]	29,500	373,470

Semiconductors and Equipment - 4.7%
†Aixtron ADR	22,000	818,400
Cabot Microelectronics [a]	24,000	994,800
Cymer [a]	20,500	923,935

		2,737,135

Software - 1.1%
†NetScout Systems [a]	29,000	667,290

Telecommunications - 1.4%
Harmonic [a]	96,000	822,720

Total (Cost $3,322,994)		4,600,615

Miscellaneous [d] – 1.6%
Total (Cost $796,880)		915,342

TOTAL COMMON STOCKS
(Cost $38,487,256)		52,826,766

REPURCHASE AGREEMENT – 12.7%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $7,467,081 (collateralized by obligations of various U.S. Government Agencies, due 5/24/11, valued at $7,655,419)
(Cost $7,467,000)		7,467,000

TOTAL INVESTMENTS – 102.6%
(Cost $45,954,256)		60,293,766

LIABILITIES LESS CASH AND OTHER ASSETS – (2.6)%		(1,506,205)

NET ASSETS – 100.0%		$58,787,561

Royce Select Fund II

	SHARES	VALUE

COMMON STOCKS – 97.3%

Consumer Products – 7.7%
Apparel, Shoes and Accessories - 4.0%
Daphne International Holdings	47,800	$44,769
Stella International Holdings	24,200	48,258
True Religion Apparel [a]	2,900	64,554
Warnaco Group (The) [a]	900	49,563

		207,144

Food/Beverage/Tobacco - 2.7%
†Binggrae Company	1,181	58,275
Cal-Maine Foods [b]	2,500	78,950

		137,225

Health, Beauty and Nutrition - 1.0%
NutriSystem [b]	2,500	52,575

Total (Cost $289,945)		396,944

Consumer Services – 9.5%
Retail Stores - 8.8%
†Big Lots [a]	1,600	48,736
†Charming Shoppes [a]	10,600	37,630
†FamilyMart	3,000	113,068
GameStop Corporation Cl. A [a]	2,100	48,048
Kirkland’s [a]	3,500	49,105
Luk Fook Holdings (International)	16,400	57,284
Rent-A-Center	1,800	58,104
Wet Seal (The) Cl. A [a]	10,800	39,960

		451,935

Other Consumer Services - 0.7%
†ChinaCast Education [a,b]	4,400	34,144

Total (Cost $389,546)		486,079

Financial Intermediaries – 4.1%
Insurance - 0.5%
Greenlight Capital Re Cl. A [a]	1,000	26,810

Securities Brokers - 1.9%
International Assets Holding Corporation [a]	2,200	51,920
Stifel Financial [a]	700	43,428

		95,348

Securities Exchanges - 1.7%
TMX Group	2,400	89,213

Total (Cost $171,731)		211,371

Financial Services – 7.1%
Diversified Financial Services - 1.1%
Lazard Cl. A	1,400	55,286

Investment Management - 4.3%
†Artio Global Investors Cl. A	2,600	38,350
Evercore Partners Cl. A	600	20,400
†Sprott	6,000	48,637
Value Partners Group	112,400	112,794

		220,181

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 21

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE

Financial Services (continued)
Specialty Finance - 1.7%
First Cash Financial Services [a]	1,100	$34,089
World Acceptance [a]	1,040	54,912

		89,001

Total (Cost $224,235)		364,468

Health – 5.7%
Drugs and Biotech - 1.4%
Endo Pharmaceuticals Holdings [a,b]	1,400	49,994
†3SBio ADR [a]	1,220	18,520

		68,514

Health Services - 4.3%
†Continucare Corporation [a]	11,660	54,569
†EPS	50	122,367
†LHC Group [a]	1,500	45,000

		221,936

Total (Cost $235,857)		290,450

Industrial Products – 15.8%
Automotive - 0.5%
SORL Auto Parts [a]	3,331	28,413

Building Systems and Components - 1.3%
†Drew Industries	1,600	36,352
†WaterFurnace Renewable Energy	1,300	32,386

		68,738

Industrial Components - 1.4%
†Graham Corporation	3,602	72,040

Machinery - 4.3%
FreightCar America	2,200	63,668
Hurco Companies [a]	2,600	61,490
Jinpan International [b]	9,018	94,960

		220,118

Metal Fabrication and Distribution - 7.7%
China Metal Recycling (Holdings)	48,900	51,776
Commercial Metals [b]	3,400	56,406
Foster (L.B.) Company Cl. A [a]	1,700	69,598
Fushi Copperweld [a]	9,640	85,603
Haynes International	1,000	41,830
†Horsehead Holding Corporation [a]	6,800	88,672

		393,885

Specialty Chemicals and Materials - 0.6%
OM Group [a]	800	30,808

Total (Cost $728,986)		814,002

Industrial Services – 10.0%
Advertising and Publishing - 1.2%
ValueClick [a]	3,760	60,273

Commercial Services - 4.3%
†E-House China Holdings ADR	5,800	86,768
Global Sources [a,b]	3,110	29,607
†IFM Investments ADR [a,b]	10,820	54,100

	SHARES	VALUE

Industrial Services (continued)
Commercial Services (continued)
Team [a,b]	2,010	$48,642

		219,117

Engineering and Construction - 2.2%
Comfort Systems USA	3,400	44,778
EMCOR Group [a]	2,400	69,552

		114,330

Food, Tobacco and Agriculture - 2.3%
China Green (Holdings)	78,100	76,364
†First Resources	34,500	41,937

		118,301

Total (Cost $430,308)		512,021

Natural Resources – 19.4%
Energy Services - 5.4%
CE Franklin [a]	6,700	47,905
†Ensco ADR	1,100	58,718
†Helmerich & Payne	1,300	63,024
Patterson-UTI Energy	2,300	49,565
Rowan Companies [a]	1,750	61,093

		280,305

Oil and Gas - 3.0%
Gran Tierra Energy [a,b]	6,700	53,935
SM Energy	900	53,037
VAALCO Energy [a]	6,700	47,972

		154,944

Precious Metals and Mining - 11.0%
†Hochschild Mining	7,800	77,830
†Kingsgate Consolidated	3,200	35,610
Market Vectors Gold Miners ETF	1,700	104,499
†Market Vectors Junior Gold Miners ETF	2,900	115,681
†Medusa Mining	8,100	53,602
Randgold Resources ADR	350	28,815
Seabridge Gold [a,b]	4,800	147,264

		563,301

Total (Cost $678,955)		998,550

Technology – 13.4%
Components and Systems - 5.6%
†Multi-Fineline Electronix [a]	2,700	71,523
†SMART Modular Technologies (WWH) [a]	9,900	57,024
†Super Micro Computer [a]	4,700	54,238
Western Digital [a]	3,050	103,395

		286,180

Distribution - 1.5%
Cogo Group [a]	8,549	75,659

IT Services - 0.1%
Yucheng Technologies [a]	1,066	3,848

Semiconductors and Equipment - 2.9%
†Integrated Silicon Solution [a]	6,100	48,983
†MKS Instruments [a]	2,500	61,225
†Teradyne [a]	2,700	37,908

		148,116

22 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE

Technology (continued)
Software - 1.9%
Actuate Corporation [a,b]	9,000	$51,300
American Software Cl. A	7,270	49,218

		100,518

Telecommunications - 1.4%
Tekelec [a]	6,150	73,246

Total (Cost $609,974)		687,567

Miscellaneous [d] – 4.6%
Total (Cost $225,431)		238,962

TOTAL COMMON STOCKS
(Cost $3,984,968)		5,000,414

REPURCHASE AGREEMENT – 5.0%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $258,003 (collateralized by obligations of various U.S. Government Agencies, 1.375% due 5/15/13, valued at $269,055)
(Cost $258,000)		258,000

TOTAL INVESTMENTS – 102.3%
(Cost $4,242,968)		5,258,414

LIABILITIES LESS CASH AND OTHER ASSETS – (2.3)%		(117,227)

NET ASSETS – 100.0%		$5,141,187

SECURITIES SOLD SHORT COMMON STOCKS – 7.4%
Consumer Services – 1.9%
Retail Stores - 1.9%
AutoNation	3,500	$98,700

Total (Proceeds $83,150)		98,700

Diversified Investment Companies – 1.1%
Exchange Traded Funds - 1.1%
iShares MSCI Hong Kong Index Fund	2,850	53,894

Total (Proceeds $43,933)		53,894

Financial Intermediaries – 1.9%
Real Estate Investment Trusts - 1.9%
Realty Income	2,800	95,760

Total (Proceeds $91,799)		95,760

Financial Services – 0.9%
Diversified Financial Services - 0.9%
Financial Select Sector SPDR Fund	3,000	47,850

Total (Proceeds $42,989)		47,850

	SHARES	VALUE

Technology – 1.6%
Semiconductors and Equipment - 1.6%
SPDR S&P Semiconductor ETF	1,500	$81,900

Total (Proceeds $67,448)		81,900

TOTAL SECURITIES SOLD SHORT
(Proceeds $329,319)		$378,104

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 23

Schedules of Investments

Royce Global Select Fund

	SHARES	VALUE

COMMON STOCKS – 90.7%

Australia – 3.3%
†Centamin Egypt [a]	75,000	$206,269
†Medusa Mining	50,000	330,876

Total (Cost $418,098)		537,145

Austria – 5.4%
Mayr-Melnhof Karton	3,400	395,550
Semperit AG Holding	9,300	492,008

Total (Cost $631,415)		887,558

Belgium – 1.5%
Sipef	2,500	237,193

Total (Cost $140,783)		237,193

Brazil – 2.9%
Duratex	12,000	129,036
†Grendene	25,000	140,361
†Kroton Educacional (Units) [a]	15,000	197,440

Total (Cost $319,239)		466,837

Canada – 6.6%
Major Drilling Group International	10,000	417,882
†Sino-Forest Corporation [a,b]	7,000	163,965
Sprott	30,000	243,186
Tesco Corporation [a,b]	16,000	254,080

Total (Cost $597,466)		1,079,113

China – 0.9%
China Forestry Holdings	325,000	152,616

Total (Cost $92,988)		152,616

Denmark – 1.5%
H Lundbeck	12,500	237,538

Total (Cost $229,508)		237,538

Finland – 1.5%
Vaisala Cl. A	8,700	238,329

Total (Cost $284,833)		238,329

France – 2.3%
Boiron	6,500	247,637
†Societe Internationale de Plantations d’Heveas	1,200	133,416

Total (Cost $369,938)		381,053

Germany – 8.6%
†Aixtron	8,000	295,108
Carl Zeiss Meditec	15,000	286,336
†KWS Saat	800	155,385
Pfeiffer Vacuum Technology	3,600	423,340

	SHARES	VALUE

Germany (continued)
†SMA Solar Technology	2,700	$250,757

Total (Cost $1,114,581)		1,410,926

Hong Kong – 6.0%
Asian Citrus Holdings	200,000	250,438
Citic Telecom International Holdings	715,000	228,129
Value Partners Group	500,000	501,750

Total (Cost $620,162)		980,317

India – 1.5%
†Maharashtra Seamless	27,500	236,777

Total (Cost $233,634)		236,777

Italy – 1.9%
Recordati	32,500	306,397

Total (Cost $246,991)		306,397

Japan – 10.6%
†Benesse Holdings	5,500	253,356
†EPS	100	244,735
†FamilyMart	7,700	290,208
†Moshi Moshi Hotline	10,000	262,348
†Nomura Research Institute	10,300	229,368
†Santen Pharmaceutical	13,000	451,533

Total (Cost $1,607,536)		1,731,548

Jersey – 0.7%
Randgold Resources ADR [b]	1,400	115,262

Total (Cost $69,120)		115,262

Mexico – 3.6%
Fresnillo	14,000	364,081
Industrias Bachoco ADR [b]	9,400	227,386

Total (Cost $312,271)		591,467

Norway – 1.7%
†TGS-NOPEC Geophysical	12,500	281,703

Total (Cost $165,099)		281,703

Peru – 2.4%
Hochschild Mining	40,000	399,130

Total (Cost $182,699)		399,130

South Africa – 7.1%
†Adcock Ingram Holdings	30,000	272,789
Aquarius Platinum	45,000	246,962
Lewis Group	18,000	222,121
Northam Platinum	22,700	156,100
†Raubex Group	75,000	265,844

Total (Cost $882,117)		1,163,816

24 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE

South Korea – 1.3%
†MegaStudy	1,400	$217,358

Total (Cost $211,273)		217,358

Switzerland – 4.3%
Burckhardt Compression Holding	1,600	443,208
Partners Group Holding	1,400	265,626

Total (Cost $419,823)		708,834

Turkey – 1.5%
†Ford Otomotiv Sanayi	12,000	101,425
†Mardin Cimento Sanayii Ve Ticaret	27,500	136,431

Total (Cost $232,202)		237,856

United Arab Emirates – 2.1%
Lamprell	70,000	350,875

Total (Cost $149,078)		350,875

United Kingdom – 3.1%
Ashmore Group	65,000	339,595
†Ensco ADR [b]	3,000	160,140

Total (Cost $336,296)		499,735

United States – 8.4%
†Analog Devices [b]	5,500	207,185
†Helmerich & Payne	4,000	193,920
Sanderson Farms	6,000	234,900
†SanDisk Corporation [a]	1,700	84,762
Schnitzer Steel Industries Cl. A [b]	4,500	298,755
U.S. Global Investors Cl. A	23,000	186,990
†Western Digital [a,b]	5,000	169,500

Total (Cost $1,134,198)		1,376,012

TOTAL COMMON STOCKS
(Cost $11,001,348)		14,825,395

REPURCHASE AGREEMENT – 10.2%

State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $1,670,018 (collateralized by obligations of various U.S. Government Agencies, 0.41% due 2/1/11, valued at $1,716,413)

(Cost $1,670,000)		1,670,000

TOTAL INVESTMENTS – 100.9%
(Cost $12,671,348)		16,495,395

LIABILITIES LESS CASH AND OTHER ASSETS – (0.9)%		(140,176)

NET ASSETS – 100.0%		$16,355,219

	SHARES	VALUE

SECURITIES SOLD SHORT
COMMON STOCKS – 6.6%
Canada – 0.8%
iShares MSCI Canada Index Fund	4,500	$139,500

Total (Proceeds $120,639)		139,500

United States – 4.5%
iShares Barclays 20+ Year Treasury Bond Fund	1,500	141,180
Panera Bread Cl. A	800	80,968
ProShares Ultra Financials	1,800	119,484
ProShares Ultra Health Care	1,800	93,636
ProShares Ultra Industrials	3,500	161,455
Stericycle	700	56,644
Tempur-Pedic International	1,700	68,102

Total (Proceeds $644,113)		721,469

Non-Country Specific – 1.3%
ProShares Ultra MSCI Emerging Markets	2,000	219,104

Total (Proceeds $174,353)		219,104

TOTAL SECURITIES SOLD SHORT
(Proceeds $939,105)		$1,080,073

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 25

Schedules of Investments

Royce SMid-Cap Select Fund

	SHARES	VALUE

COMMON STOCKS – 81.9%

Consumer Products – 1.6%
Apparel, Shoes and Accessories - 1.6%
†Warnaco Group (The) [a]	330	$18,173

Total (Cost $16,363)		18,173

Consumer Services – 3.6%
Retail Stores - 3.6%
American Eagle Outfitters	1,025	14,996
Dress Barn (The) [a]	380	10,039
Family Dollar Stores	125	6,214
GameStop Corporation Cl. A [a]	200	4,576
O’Reilly Automotive [a]	105	6,344

Total (Cost $38,985)		42,169

Financial Intermediaries – 5.9%
Banking - 3.2%
Comerica	670	28,301
†Glacier Bancorp	200	3,022
†Huntington Bancshares	300	2,061
†KeyCorp	450	3,982

		37,366

Insurance - 1.9%
Alleghany Corporation [a]	50	15,319
PartnerRe	77	6,187

		21,506

Securities Exchanges - 0.8%
NASDAQ OMX Group (The) [a]	380	9,010

Total (Cost $63,220)		67,882

Financial Services – 6.0%
Information and Processing - 2.6%
Equifax	520	18,512
Fiserv [a]	200	11,712

		30,224

Investment Management - 2.4%
Federated Investors Cl. B	560	14,655
†Value Partners Group	12,900	12,945

		27,600

Specialty Finance - 1.0%
GATX Corporation	330	11,643

Total (Cost $61,670)		69,467

Health – 1.8%
Commercial Services - 0.5%
Schein (Henry) [a]	100	6,139

Medical Products and Devices - 1.3%
C.R. Bard	160	14,683

Total (Cost $18,489)		20,822

	SHARES	VALUE

Industrial Products – 22.0%
Automotive - 1.5%
Hertz Global Holdings [a]	1,200	$17,388

Industrial Components - 6.6%
GrafTech International [a]	240	4,762
Hubbell Cl. B	510	30,666
PerkinElmer	790	20,398
Thomas & Betts [a]	420	20,286

		76,112

Machinery - 1.9%
Rofin-Sinar Technologies [a]	640	22,682

Metal Fabrication and Distribution - 3.7%
Kennametal	560	22,097
Reliance Steel & Aluminum	410	20,951

		43,048

Paper and Packaging - 2.9%
Greif Cl. A	535	33,116

Specialty Chemicals and Materials - 5.4%
Cabot Corporation	440	16,566
Lubrizol Corporation (The)	185	19,773
Rogers Corporation [a]	460	17,595
†Schulman (A.)	400	9,156

		63,090

Total (Cost $199,036)		255,436

Industrial Services – 7.9%
Advertising and Publishing - 1.2%
†Interpublic Group of Companies [a]	1,330	14,125

Commercial Services - 2.1%
Cintas Corporation	620	17,335
†Team [a]	300	7,260

		24,595

Engineering and Construction - 4.0%
†Chicago Bridge & Iron [a]	460	15,134
†EMCOR Group [a]	820	23,764
†Jacobs Engineering Group [a]	150	6,877

		45,775

Transportation and Logistics - 0.6%
Landstar System	164	6,714

Total (Cost $85,479)		91,209

Natural Resources – 9.9%
Energy Services - 7.2%
Ensco ADR	510	27,224
Ensign Energy Services	700	10,581
Helmerich & Payne	600	29,088
†Trican Well Service	800	16,204

		83,097

Precious Metals and Mining - 2.7%
AMCOL International	345	10,695

26 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Pan American Silver	500	$20,605

		31,300

Total (Cost $98,366)		114,397

Technology – 17.8%
Aerospace and Defense - 1.8%
Rockwell Collins	180	10,487
Teledyne Technologies [a]	250	10,992

		21,479

Components and Systems - 3.7%
AVX Corporation	2,235	34,486
†Western Digital [a]	240	8,136

		42,622

Distribution - 4.9%
Anixter International	330	19,711
Arrow Electronics [a]	855	29,284
†Avnet [a]	228	7,531

		56,526

Semiconductors and Equipment - 7.4%
ADTRAN	500	18,105
†Diodes [a]	530	14,305
International Rectifier [a]	700	20,783
†Micrel	850	11,041
†Teradyne [a]	625	8,775
†Varian Semiconductor Equipment Associates [a]	330	12,200

		85,209

Total (Cost $171,924)		205,836

Utilities – 1.8%
UGI Corporation	660	20,843

Total (Cost $17,754)		20,843

Miscellaneous [d] – 3.6%
Total (Cost $38,994)		41,569

TOTAL COMMON STOCKS
(Cost $810,280)		947,803

REPURCHASE AGREEMENT – 18.8%
State Street Bank & Trust Company, 0.13% dated 12/31/10, due 1/3/11, maturity value $218,002 (collateralized by obligations of various U.S. Government Agencies, 1.375% due 5/15/13, valued at $228,443)
(Cost $218,000)		218,000

VALUE

TOTAL INVESTMENTS – 100.7%
(Cost $1,028,280)	$1,165,803

LIABILITIES LESS CASH AND OTHER ASSETS – (0.7)%	(7,734)

NET ASSETS – 100.0%	$1,158,069

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 27

Schedules of Investments

Royce Opportunity Select Fund

	SHARES	VALUE

COMMON STOCKS – 101.2%

Consumer Products – 3.3%
Food/Beverage/Tobacco - 1.3%
†Smart Balance [a]	6,000	$25,980

Health, Beauty and Nutrition - 2.0%
†Physicians Formula Holdings [a]	10,000	37,600

Total (Cost $55,112)		63,580

Consumer Services – 5.8%
Restaurants and Lodgings - 2.9%
†Kona Grill [a]	4,700	19,270
†O’Charleys [a,b]	5,000	36,000

		55,270

Retail Stores - 2.9%
†dELiA*s [a]	15,000	26,100
† Lithia Motors Cl. A	2,000	28,580

		54,680

Total (Cost $104,690)		109,950

Diversified Investment Companies – 1.5%
Closed-End Funds - 1.5%
†BlackRock New York Investment Quality Municipal Trust	2,000	28,600

Total (Cost $28,299)		28,600

Financial Intermediaries – 4.7%
Banking - 0.8%
†Tennessee Commerce Bancorp [a]	3,000	14,730

Insurance - 1.5%
†Radian Group	3,500	28,245

Real Estate Investment Trusts - 1.1%
†RAIT Financial Trust [a,b]	10,000	21,900

Securities Brokers - 1.3%
†GFI Group	5,100	23,919

Total (Cost $82,722)		88,794

Health – 7.4%
Commercial Services - 2.7%
†AMN Healthcare Services [a]	5,000	30,700
†Kendle International [a]	2,000	21,780

		52,480

Medical Products and Devices - 4.7%
†Accuray [a,b]	5,500	37,125
†TomoTherapy [a]	6,000	21,660
†Wright Medical Group [a]	2,000	31,060

		89,845

Total (Cost $131,407)		142,325

Industrial Products – 21.5%
Automotive - 3.4%
†Wabash National [a,b]	5,500	65,175

	SHARES	VALUE

Industrial Products (continued)
Building Systems and Components - 1.4%
†Apogee Enterprises	2,000	$26,940

Construction Materials - 2.0%
†Louisiana-Pacific Corporation [a]	4,000	37,840

Industrial Components - 2.2%
†Mueller Water Products Cl. A	10,000	41,700

Machinery - 2.8%
†Flow International [a]	8,000	32,720
†Hardinge	2,200	21,428

		54,148

Metal Fabrication and Distribution - 6.0%
†Carpenter Technology	650	26,156
†Dynamic Materials	1,000	22,570
†Haynes International	900	37,647
†NN [a]	2,300	28,428

		114,801

Specialty Chemicals and Materials - 1.8%
†Material Sciences [a]	5,500	35,145

Other Industrial Products - 1.9%
†Koppers Holdings	1,000	35,780

Total (Cost $295,097)		411,529

Industrial Services – 13.9%
Advertising and Publishing - 1.4%
†Martha Stewart Living Omnimedia Cl. A [a]	6,000	26,520

Commercial Services - 4.7%
†Furmanite Corporation [a]	5,000	34,550
†Heidrick & Struggles International [b]	1,000	28,650
†Hudson Highland Group [a]	4,500	26,235

		89,435

Engineering and Construction - 3.5%
†Hovnanian Enterprises Cl. A [a]	6,500	26,585
†Standard Pacific [a]	9,000	41,400

		67,985

Transportation and Logistics - 4.3%
†Arkansas Best	1,200	32,904
†General Maritime	4,000	13,000
†Horizon Lines Cl. A	5,000	21,850
†Overseas Shipholding Group	400	14,168

		81,922

Total (Cost $227,755)		265,862

Natural Resources – 11.7%
Energy Services - 4.0%
†Basic Energy Services [a]	1,000	16,480
†Key Energy Services [a]	1,500	19,470
†Union Drilling [a]	5,500	40,040

		75,990

Oil and Gas - 5.6%
†Goodrich Petroleum [a]	2,000	35,280
†McMoRan Exploration [a]	1,500	25,710
†SM Energy [b]	800	47,144

		108,134

28 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	SHARES	VALUE

Natural Resources (continued)
Precious Metals and Mining - 2.1%
†Century Aluminum [a,b]	2,600	$40,378

Total (Cost $156,855)		224,502

Technology – 29.8%
Components and Systems - 2.7%
†KEMET Corporation [a]	3,500	51,030

Semiconductors and Equipment - 14.4%
†Advanced Energy Industries [a,b]	3,000	40,920
†Alpha & Omega Semiconductor [a]	2,000	25,660
†Brooks Automation [a]	4,000	36,280
†Integrated Silicon Solution [a]	4,500	36,135
†Kulicke & Soffa Industries [a]	3,500	25,200
†MEMC Electronic Materials [a]	3,000	33,780
†PLX Technology [a]	5,500	19,855
†Rudolph Technologies [a]	3,000	24,690
†Ultra Clean Holdings [a]	3,500	32,585

		275,105

Software - 3.4%
†Bottomline Technologies [a]	1,200	26,052
†Smith Micro Software [a,b]	2,500	39,350

		65,402

Telecommunications - 9.3%
†Aviat Networks [a]	5,000	25,350
†Ciena Corporation [a]	1,500	31,575
†Dialogic [a,b]	3,900	15,405
†Iridium Communications [a]	4,000	33,000
†MRV Communications [a,c]	20,000	35,200
†Powerwave Technologies [a]	15,000	38,100

		178,630

Total (Cost $491,729)		570,167

Miscellaneous [d] – 1.6%
Total (Cost $27,652)		30,475

TOTAL COMMON STOCKS
(Cost $1,601,318)		1,935,784

	SHARES	VALUE

TOTAL INVESTMENTS – 101.2%
(Cost $1,601,318)		$1,935,784
LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%		(22,754)

NET ASSETS – 100.0%		$1,913,030

SECURITIES SOLD SHORT COMMON STOCKS – 13.3%
Consumer Services – 3.2%
Restaurants and Lodgings - 1.6%
Panera Bread Cl. A	300	$30,363

Retail Stores - 1.6%
AnnTaylor Stores	500	13,695
Urban Outfitters	500	17,905

		31,600

Total (Proceeds $63,743)		61,963

Health – 4.9%
Drugs and Biotech - 2.6%
Acorda Therapeutics	1,000	27,260
Auxilium Pharmaceuticals	1,000	21,100

		48,360

Medical Products and Devices - 2.3%
Medtronic	1,200	44,508

Total (Proceeds $89,901)		92,868

Industrial Products – 1.9%
Automotive - 1.9%
General Motors	1,000	36,860

Total (Proceeds $33,679)		36,860

Technology – 3.3%
Semiconductors and Equipment - 0.9%
Veeco Instruments	400	17,184

Telecommunications - 2.4%
Research In Motion	800	46,504

Total (Proceeds $67,085)		63,688

TOTAL SECURITIES SOLD SHORT
(Proceeds $254,408)		$255,379

†	New additions in 2010.
[a]	Non-income producing.
[b]	All or a portion of these securities have been segregated as collateral for short sales.
[c]	This security is defined as a Level 2 security due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[d]	Includes securities first acquired in 2010 and less than 1% of net assets.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2010 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 29

Statements of Assets and Liabilities

	Royce Select Fund I	Royce Select Fund II	Royce Global Select Fund
ASSETS:
Investments at value*	$52,826,766	$5,000,414	$14,825,395
Repurchase agreements (at cost and value)	7,467,000	258,000	1,670,000
Deposits with brokers for securities sold short	-	241,886	935,315
Cash and foreign currency	297	796	14,606
Receivable for investments sold	-	73,947	-
Receivable for capital shares sold	451,725	-	79,937
Receivable for dividends and interest	24,119	1,341	7,021

Total Assets	60,769,907	5,576,384	17,532,274

LIABILITIES:
Securities sold short, at fair value**	-	378,104	1,080,073
Payable for investments purchased	1,497,614	36,117	45,936
Payable for capital shares redeemed	10,000	-	-
Payable for dividends and interest	-	404	481
Payable for investment advisory fees	474,732	20,572	50,565

Total Liabilities	1,982,346	435,197	1,177,055

Net Assets	$58,787,561	$5,141,187	$16,355,219

ANALYSIS OF NET ASSETS:
Paid-in capital	$44,496,154	$3,939,028	$12,735,404
Undistributed net investment income (loss)	(42)	(36,807)	(5,562)
Accumulated net realized gain (loss) on investments and foreign currency	(48,208)	272,305	(57,804)
Net unrealized appreciation (depreciation) on investments and foreign currency	14,339,657	966,661	3,683,181

Net Assets	$58,787,561	$5,141,187	$16,355,219

Investment Class	$58,787,561	$5,141,187	$16,355,219

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	2,893,036	369,855	822,202

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class(1)	$20.32	$13.90	$19.89

* Investments at identified cost	$38,487,256	$3,984,968	$11,001,348
** Proceeds of short sales	-	329,319	939,105
Aggregate value of segregated securities	-	456,840	1,124,378

(1)	Offering and redemption price per share; shares redeemed within 365 days of purchase are subject to a 2% redemption fee, payable to the Fund.

30 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2010

	Royce SMid-Cap Select Fund	Royce Opportunity Select Fund
ASSETS:
Investments at value*	$947,803	$1,935,784
Repurchase agreements (at cost and value)	218,000	-
Deposits with brokers for securities sold short	-	277,478
Cash and foreign currency	728	-
Receivable for investments sold	-	41,732
Receivable for dividends and interest	866	280

Total Assets	1,167,397	2,255,274

LIABILITIES:
Securities sold short, at fair value**	-	255,379
Payable for investments purchased	2,723	37,800
Payable for investment advisory fees	6,605	31,147
Payable to custodian for overdrawn balance	-	17,918

Total Liabilities	9,328	342,244

Net Assets	$1,158,069	$1,913,030

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,042,021	$1,502,457
Undistributed net investment income (loss)	-	-
Accumulated net realized gain (loss) on investments and foreign currency	(21,476)	77,077
Net unrealized appreciation (depreciation) on investments and foreign currency	137,524	333,496

Net Assets	$1,158,069	$1,913,030

Investment Class	$1,158,069	$1,913,030

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund) Investment Class	111,061	147,239

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class(1)	$10.43	$12.99

* Investments at identified cost	$810,280	$1,601,318
** Proceeds of short sales	-	254,408
Aggregate value of segregated securities	-	255,719

(1)	Offering and redemption price per share; shares redeemed within 365 days of purchase are subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 31

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II		Royce Global Select Fund

	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/10	Year ended 12/31/09
INVESTMENT OPERATIONS:
Net investment income (loss)	$(615,447)	$286,369	$(63,679)	$14,319	$(158,653)	$110,001
Net realized gain (loss) on investments and foreign currency	543,995	730,989	800,562	189,431	715,634	(112,125)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	8,574,585	6,754,500	174,379	1,171,161	2,586,380	3,175,109

Net increase (decrease) in net assets from investment operations	8,503,133	7,771,858	911,262	1,374,911	3,143,361	3,172,985

DISTRIBUTIONS:
Net investment income Investment Class	-	(286,266)	(878)	(25,616)	(35,259)	(157,637)
Net realized gain on investments and foreign currency Investment Class	(737,749)	-	(54,943)	-	-	-

Total distributions	(737,749)	(286,266)	(55,821)	(25,616)	(35,259)	(157,637)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold Investment Class	21,312,282	11,207,666	808,908	1,050,028	6,980,721	1,483,333
Distributions reinvested Investment Class	713,721	271,809	55,718	24,676	31,697	147,518
Value of shares redeemed Investment Class	(4,907,048)	(2,550,977)	(689,514)	(13,573)	(2,886,856)	(1,589,769)
Shareholder redemption fees Investment Class	6,948	2,505	1,861	128	4,671	11,333

Net increase (decrease) in net assets from capital share transactions	17,125,903	8,931,003	176,973	1,061,259	4,130,233	52,415

NET INCREASE (DECREASE) IN NET ASSETS	24,891,287	16,416,595	1,032,414	2,410,554	7,238,335	3,067,763
NET ASSETS:
Beginning of year	33,896,274	17,479,679	4,108,773	1,698,219	9,116,884	6,049,121

End of year	$58,787,561	$33,896,274	$5,141,187	$4,108,773	$16,355,219	$9,116,884

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(42)	$150,996	$(36,807)	$(8,035)	$(5,562)	$(33,277)

32 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce SMid-Cap Select Fund		Royce Opportunity Select Fund

	Year ended 12/31/10	Year ended 12/31/09	Period ended 12/31/10#
INVESTMENT OPERATIONS:
Net investment income (loss)	$5,232	$8,836	$(58,362)
Net realized gain (loss) on investments and foreign currency	124,985	99,211	135,439
Net change in unrealized appreciation (depreciation) on investments and foreign currency	40,774	106,998	333,496

Net increase (decrease) in net assets from investment operations	170,991	215,045	410,573

DISTRIBUTIONS:
Net investment income Investment Class	(6,757)	(9,548)	-
Net realized gain on investments and foreign currency Investment Class	-	-	-

Total distributions	(6,757)	(9,548)	-

CAPITAL SHARE TRANSACTIONS:
Value of shares sold Investment Class	1,500	17,875	1,502,458
Distributions reinvested Investment Class	6,757	9,548	-
Value of shares redeemed Investment Class	(164,709)	-	(1)
Shareholder redemption fees Investment Class	15	-	-

Net increase (decrease) in net assets from capital share transactions	(156,437)	27,423	1,502,457

NET INCREASE (DECREASE) IN NET ASSETS	7,797	232,920	1,913,030
NET ASSETS:
Beginning of period	1,150,272	917,352	-

End of period	$1,158,069	$1,150,272	$1,913,030

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$-	$587	$-

# The Fund commenced operations on September 1, 2010.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 33

Statements of Operations	Period Ended December 31, 2010

	Royce Select Fund I	Royce Select Fund II	Royce Global Select Fund	Royce SMid-Cap Select Fund	Royce Opportunity Select Fund
INVESTMENT INCOME:
Income:
Dividends	$534,175	$55,620	$196,964	$12,417	$3,296
Interest	5,706	280	538	182	26

Total income	539,881	55,900	197,502	12,599	3,322

Expenses:
Investment advisory fees	1,155,328	106,575	348,036	7,367	61,681
Dividends on securities sold short	-	4,350	4,884	-	-
Interest expense	-	8,654	3,235	-	3

Total expenses	1,155,328	119,579	356,155	7,367	61,684

Net investment income (loss)	(615,447)	(63,679)	(158,653)	5,232	(58,362)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	544,352	801,404	721,754	124,984	135,439
Foreign currency transactions	(357)	(842)	(6,120)	1	-
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	8,574,535	174,378	2,586,389	40,773	333,496
Other assets and liabilities denominated in foreign currency	50	1	(9)	1	-

Net realized and unrealized gain (loss) on investments and foreign currency	9,118,580	974,941	3,302,014	165,759	468,935

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$8,503,133	$911,262	$3,143,361	$170,991	$410,573

34 | The Royce Funds 2010 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Select Fund I
2010	$17.42	$(0.23)	$3.39	$3.16	$-	$(0.26)	$(0.26)	$-	$20.32	18.15%	$58,788	2.37%	(1.26)%	49%
2009	12.59	0.15	4.83	4.98	(0.15)	-	(0.15)	-	17.42	39.59	33,896	0.01	1.28	80
2008	18.20	0.19	(4.93)	(4.74)	(0.16)	(0.71)	(0.87)	-	12.59	(25.91)	17,480	0.08	1.25	116
2007	19.02	(0.04)	2.09	2.05	(0.00)	(2.87)	(2.87)	-	18.20	10.70	23,235	2.09	(0.20)	77
2006	19.16	(0.09)	2.99	2.90	-	(3.05)	(3.05)	0.01	19.02	15.02	23,420	2.18	(0.46)	45

Royce Select Fund II
2010	$11.62	$(0.18)	$2.60	$2.42	$(0.00)	$(0.15)	$(0.15)	$0.01	$13.90	20.96%	$5,141	2.77%	(1.47)%	126%
2009	7.02	0.03	4.64	4.67	(0.07)	-	(0.07)	-	11.62	66.58	4,109	0.67	0.53	114
2008	10.66	0.09	(3.65)	(3.56)	(0.08)	-	(0.08)	-	7.02	(33.37)	1,698	0.24	0.98	268
2007	12.01	(0.02)	(0.64)	(0.66)	-	(0.69)	(0.69)	-	10.66	(5.53)	2,416	1.01	(0.15)	393
2006	10.71	(0.21)	2.32	2.11	-	(0.81)	(0.81)	-	12.01	19.76	1,768	2.99	(1.70)	443

Royce Global Select Fund
2010	$14.97	$(0.26)	$5.22	$4.96	$(0.05)	$-	$(0.05)	$0.01	$19.89	33.21%	$16,355	3.48%	(1.55)%	80%
2009	9.76	0.18	5.27	5.45	(0.26)	-	(0.26)	0.02	14.97	56.11	9,117	0.00	1.55	85
2008	15.01	0.23	(5.40)	(5.17)	-	(0.09)	(0.09)	0.01	9.76	(34.39)	6,049	0.50	1.75	41
2007	13.43	(0.24)	2.68	2.44	(0.35)	(0.51)	(0.86)	-	15.01	18.16	5,786	2.40	(0.56)	75
2006	11.77	0.00	2.29	2.29	(0.03)	(0.60)	(0.63)	-	13.43	19.40	1,599	2.40	(0.57)	50

Royce SMid-Cap Select Fund (a)
2010	$8.95	$0.05	$1.49	$1.54	$(0.06)	$-	$(0.06)	$-	$10.43	17.22%	$1,158	0.70%	0.50%	166%
2009	7.33	0.07	1.62	1.69	(0.07)	-	(0.07)	-	8.95	23.13	1,150	0.03	0.88	415
2008	10.04	0.13	(2.80)	(2.67)	(0.12)	(0.02)	(0.14)	0.10	7.33	(25.53)	917	0.28	1.48	764
2007	10.00	0.00	0.06	0.06	(0.02)	-	(0.02)	-	10.04	0.56 #	1,319	0.48 #	0.11 #	47

Royce Opportunity Select Fund (b)
2010	$10.00	$(0.43)	$3.42	$2.99	$-	$-	$-	$-	$12.99	29.90%#	$1,913	4.01%#	(3.79)%#	95%

(a)	The Fund commenced operations on September 28, 2007.
(b)	The Fund commenced operations on September 1, 2010.
#	Not annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2010 Annual Report to Shareholders | 35

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Opportunity Select Fund (the “Fund” or “Funds”), are five series of the Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
     At December 31, 2010, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund II	34%	Royce SMid-Cap Select Fund	76%
Royce Global Select Fund	20%	Royce Opportunity Select Fund	79%

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2010. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common stocks	$48,780,127	$4,046,639	$-	$52,826,766
Cash equivalents	-	7,467,000	-	7,467,000
Royce Select Fund II
Common stocks	3,801,431	1,198,983	-	5,000,414
Cash equivalents	-	258,000	-	258,000
Royce Global Select Fund
Common stocks	2,132,880	12,692,515	-	14,825,395
Cash equivalents	-	1,670,000	-	1,670,000
Royce SMid-Cap Select Fund
Common stocks	908,072	39,731	-	947,803
Cash equivalents	-	218,000	-	218,000
Royce Opportunity Select Fund
Common stocks	1,900,584	35,200	-	1,935,784
Cash equivalents	-	-	-	-

36  |  The Royce Funds 2010 Annual Report to Shareholders

Valuation of Investments (continued):

     Short positions:

	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common stocks	$(378,104)	$-	$-	$(378,104)
Royce Global Select Fund
Common stocks	(1,080,073)	-	-	(1,080,073)
Royce Opportunity Select Fund
Common stocks	(255,379)	-	-	(255,379)

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
     The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds generally incur only performance fees, dividends on securities sold short and interest charges as expenses. See the “Investment Adviser” section of these notes.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 15, 2011. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended December 31, 2010.

The Royce Funds 2010 Annual Report to Shareholders  |  37

Notes to Financial Statements (continued)

Capital Share Transactions (in shares):

	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09	Period ended 12/31/10	Period ended 12/31/09

Royce Select Fund I
Investment Class	1,187,472	714,961	35,245	15,730	(275,301)	(173,316)	947,416	557,375

Royce Select Fund II
Investment Class	68,329	110,897	4,085	2,161	(56,208)	(1,190)	16,206	111,868

Royce Global Select Fund
Investment Class	396,038	111,879	1,631	9,995	(184,488)	(132,821)	213,181	(10,947)

Royce SMid-Cap Select Fund
Investment Class	167	2,341	650	1,077	(18,303)	-	(17,486)	3,418

Royce Opportunity Select Fund
Investment Class	147,239		-		-		147,239

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Under the agreement, all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, will be paid by Royce. For the period ended December 31, 2010, the Funds accrued the following performance fees:

Royce Select Fund I	$1,155,328
Royce Select Fund II	106,575
Royce Global Select Fund	348,036
Royce SMid-Cap Select Fund	7,367
Royce Opportunity Select Fund	61,681

Purchases and Sales of Investment Securities:
     For the period ended December 31, 2010, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Short Sales
Royce Select Fund I	$35,241,321	$20,478,852	$-	$-
Royce Select Fund II	4,985,428	4,291,323	430,377	469,720
Royce Global Select Fund	9,666,400	6,409,368	1,012,088	69,135
Royce SMid-Cap Select Fund	1,391,521	1,595,966	-	-
Royce Opportunity Select Fund	2,610,753	1,141,545	331,377	73,640

Tax Information:
     At December 31, 2010, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized Appreciation	Gross Unrealized

	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$46,032,702	$14,261,064	$14,276,240	$15,176
Royce Select Fund II	3,943,136	937,174	1,033,923	96,749
Royce Global Select Fund	11,732,243	3,683,079	3,939,422	256,343
Royce SMid-Cap Select Fund	1,028,657	137,146	142,105	4,959
Royce Opportunity Select Fund	1,347,047	333,358	355,523	22,165

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

38  |  The Royce Funds 2010 Annual Report to Shareholders

Tax Information (continued):
      Distributions during the periods ended December 31, 2010 and 2009 were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2010	2009	2010	2009
Royce Select Fund I	$376,160	$286,266	$361,589	$-
Royce Select Fund II	878	25,616	54,943	-
Royce Global Select Fund	35,259	157,637	-	-
Royce SMid-Cap Select Fund	6,757	9,548	-	-
Royce Opportunity Select Fund	-		-

     The tax basis components of distributable earnings at December 31, 2010 were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward to 12/31/17	Net Unrealized Appreciation (Depreciation)(1)	Post- October Loss Deferrals(2)	Total Distributable Earnings	Capital Loss Carryforward Utilized
Royce Select Fund I	$-	$30,236	$-	$14,261,213	$(42)	$14,291,407	$-
Royce Select Fund II	22,428	244,923	-	935,614	(806)	1,202,159	435,477
Royce Global Select Fund	-	-	(57,804)	3,683,181	(5,562)	3,619,815	576,946
Royce SMid-Cap Select Fund	-	-	(21,099)	137,147	-	116,048	123,519
Royce Opportunity Select Fund	77,214	-	-	333,359	-	410,573	-

(1)	Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.
(2)

Under current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2010, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, publicly traded partnerships, short sales, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Royce Select Fund I	$464,409	$48,146	$(512,555)
Royce Select Fund II	35,785	(35,768)	(17)
Royce Global Select Fund	221,628	(129,186)	(92,442)
Royce SMid-Cap Select Fund	938	746	(1,684)
Royce Opportunity Select Fund	58,362	(58,362)	-

     Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2007 – 2010) and has concluded that as of December 31, 2010, no provision for income tax is required in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Opportunity Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Opportunity Select Fund (five series of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2010, the results of their operations, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 24, 2011

The Royce Funds 2010 Annual Report to Shareholders  |  39

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2010 and held for the entire six-month period ended December 31, 2010.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2010 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period(1)	Actual Expense Ratio(1),(2)	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During the Period(3)	Hypothetical Expense Ratio(4)

Investment Class
Royce Select Fund I	$1,000.00	$1,235.41	$10.28	0.92%	$1,000.00	$1,018.91	$6.36	0.63%
Royce Select Fund II	1,000.00	1,271.98	19.65	1.73%	1,000.00	1,018.91	6.36	0.63%
Royce Global Select Fund	1,000.00	1,340.15	35.80	3.06%	1,000.00	1,018.91	6.36	0.63%
Royce SMid-Cap
Select Fund	1,000.00	1,217.10	7.76	0.70%	1,000.00	1,018.91	6.36	0.63%
Royce Opportunity
Select Fund	1,000.00	1,299.00	46.09	4.01%	1,000.00	1,018.91	6.36	0.63%

(1)	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(4)

Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short and interest expense.

40  |  The Royce Funds 2010 Annual Report to Shareholders

Federal Tax Information

     In January 2011, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2010.

2010 Supplemental Tax Information:

Fund	% QDI	% U.S. Govt Income	% Income Qualifying For DRD	Long-Term Capital Gain Distribution or Maximum Allowable (000’s)
Royce Select Fund I	0.05%	N/A	100.00%	$361
Royce Select Fund II	0.97%	N/A	100.00%	55
Royce Global Select Fund	0.04%	N/A	100.00%	N/A
Royce SMid-Cap Select Fund	100.00%	N/A	100.00%	N/A
Royce Opportunity Select Fund	N/A	N/A	N/A	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
     For the year ended December 31, 2010, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

Fund	Net Foreign Source Income	Net Foreign Source Income Per Share	Foreign Tax	Foreign Tax Per Share
Royce Global Select Fund	$32,516	$.0463	$13,914	$.0198

The Royce Funds 2010 Annual Report to Shareholders  |  41

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee*, President
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee*
Age: 56 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 62 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 68 | Number of Funds Overseen: 52 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation(non-profits). Formerly: Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 71 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 65 | Number of Funds Overseen: 52 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 17 Legg Mason Funds; Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 59 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 52 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 48 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 43 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 51 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

* Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

42  |  The Royce Funds 2010 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2010, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2010 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.
     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap index includes 1,000 of the smallest securities in the small-cap Russell 2000 index. The Russell 2500 is an index of domestic small- to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 index. The Russell Midcap index measures the performance of the mid-cap segment of the U.S. equity universe. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The Morgan Stanley Capital International Europe, Australasia, Far East index (MSCI EAFE) is an unmanaged index of the world’s stock markets, excluding the United States. The Morgan Stanley Capital International (MSCI) World Small Core index excluding U.S. is an unmanaged index of global small-cap stocks, excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

     The Funds invest primarily in limited number of securities which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these securities would cause a Fund’s overall value to decline to a greater degree. The Funds invest in mid-, small- and/or micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the respective prospectus.) Royce Select Fund I (up to 10%), Royce Select Fund II (up to 25%), Royce Global Select Fund (up to 100%), Royce SMid-Cap Select Fund (up to 25%) and Royce Opportunity Select Fund (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•  the Funds’ future operating results,
•  the prospects of the Funds’ portfolio companies,
•  the impact of investments that the Funds have made or may make,
•  the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•  the ability of the Funds’ portfolio companies to achieve their objectives.

     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2010 Annual Report to Shareholders  |  43

Board Approval of Investment Advisory Agreement

The Board of Trustees of The Royce Fund (the “Trust”), including a majority of the Trustees who are not parties to Royce Opportunity Select Fund’s (the “Fund”) Investment Advisory Agreement, or interested persons of any such party (“Independent Trustees”), have responsibility under the Investment Company Act of 1940 to approve the Fund’s proposed Investment Advisory Agreement for its initial term and its continuation annually thereafter at meetings of the Board called for the purpose of voting on such approvals. The Investment Advisory Agreement for the Fund was discussed at a meeting held on June 9-10, 2010 and was unanimously approved at such meeting for its initial term by the Board of Trustees, including the Independent Trustees.

     In considering whether to approve the Fund’s Investment Advisory Agreement, the Board reviewed the materials provided by Royce & Associates, LLC (“R&A”), which included, among other things, information regarding the past performance of funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by counsel to the Independent Trustees. The Board also met with advisory personnel from R&A. The Board considered factors relating to both the selection of the investment adviser and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the Board considered the following:

(i)

The nature, extent and quality of services to be provided by R&A: The Independent Trustees reviewed the services that R&A would provide to the Fund, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees discussed with officers of R&A and Charles Royce, the amount of time that R&A would dedicate to the Fund. Additionally, the Independent Trustees considered the services provided by R&A to the other Funds in the Trust.

The Independent Trustees determined that the services proposed for the Fund by R&A would be similar to those being provided to the other Funds in the Trust. They also took into consideration the favorable history, reputation and background of William Hench, who will serve as portfolio manager for the Fund, and Boniface Zaino, who will serve as assistant portfolio manager for the Fund, finding that these would likely have an impact on the success of the Fund. Lastly, the Independent Trustees noted R&A’s ability to attract quality and experienced personnel. The Independent Trustees concluded that the proposed services of R&A to the Fund compared favorably to services provided by R&A for other Funds in the Trust and other R&A client accounts in both nature and quality. The Independent Trustees concluded that the scope of services to be provided by R&A would be suitable for the Fund.

(ii)

Investment performance of the Fund and R&A: Because the Fund was just being formed, the Independent Trustees did not consider the investment performance of the Fund. The Independent Trustees reviewed R&A’s performance for other Funds in the Trust. The Independent Trustees recognized that past performance is not an indicator of future performance, but found that R&A had the necessary expertise to manage the Fund. The Independent Trustees determined that R&A would be an appropriate investment adviser for the Fund.

(iii)

Cost of the services to be provided and profits to be realized by R&A from its relationship with the Fund: The Independent Trustees considered the anticipated cost of the services to be provided by R&A. Under the proposed Investment Advisory Agreement, the Fund would pay R&A a performance-based fee of 12.5% of its pre-fee total return. The fee would be payable monthly and accrued daily based on the value of the Fund’s then current net assets. The fee would be subject to a high watermark test. The Independent Trustees considered the fact that R&A would be responsible for paying all of the Fund’s other operating expenses, except for brokerage commissions, taxes, interest, litigation expenses, dividend expenses relating to short selling, interest expenses, “acquired fund” expenses and other expenses not incurred in the ordinary course of the Fund’s business. It was noted that this arrangement puts R&A at risk to the extent ordinary operating expenses are not covered by performance fees.

In reviewing the proposed investment advisory fee for the Fund, the Independent Trustees considered the advisory fees of other similar funds. However, since these funds do not charge such a performance-based fee, direct comparisons were not helpful. The Independent Trustees considered the fact that the proposed fee structure was the same as the fee structure for Royce Select Fund I and II, Royce Global Select Fund and Royce SMid-Cap Select Fund, other funds in the Trust. The Independent Trustees also noted that the advisory fee structure is performance based, accrued daily and subject to a high watermark test. The Independent Trustees noted that the performance fee proposed for the Fund aligns the interest of R&A directly with those of investors. They could not consider the profitability of the Fund since it was recently formed and had no operating history.

(iv)

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Independent Trustees noted that R&A did not currently expect the Fund to grow to a size that would allow the Fund to experience significant economies of scale. However, it was noted by the Independent Trustees that the Fund charges an all-inclusive performance fee.

(v)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Independent Trustees compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreement to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in securities of U.S., smaller-cap securities.

No single factor was determinative to the decision of the Board. Rather, after weighing all of the facts discussed above, the Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement.

44  |  The Royce Funds 2010 Annual Report to Shareholders

Style Points

It is impossible to produce superior performance unless you do something different from the majority.
– Sir John Templeton

Every active manager needs an edge. There needs to be something dynamic and at least somewhat unique about the security selection process that sets their portfolios apart. This is especially true if their goal—as it is for us here at The Royce Funds—is to generate strong absolute long-term returns. The quote above from Sir John Templeton illustrates this perfectly. How any “superior performance” is produced, however, is another matter.

we look at companies. First, we use a time-tested approach that most commonly focuses on strong balance sheets, high returns on invested capital and a record of success as a business. Second, we pay very close attention to risk at multiple levels. While most managers focus chiefly on potential returns, we devote at least equal and sometimes more attention to the risk side of the equation. Our contention is that failing to do so can erode, or even destroy, long-term returns.

Our Funds seek to help investors build wealth as consistently, and with as little volatility, as possible within our investment universe. Without the requisite discipline, such a goal could not be reached. Our approach and our unshakeable commitment to it are the vital things that we believe have helped us to separate our Funds from the portfolio pack.

          After all, the world is full of ostensibly great investment approaches, seemingly sound strategies and apparently foolproof methods for making money in the stock market. Yet these techniques do not always accomplish what they set out to do. With this in mind, it seems to us that the key questions are, how does one establish a long-term performance edge? How does a manager do something differently from the majority, and do it successfully?

          Combined with this is an equally important third factor: our managers’ willingness to stick to their respective approaches, regardless of market movements and trends. Adhering to the discipline is as vital to our success as the approach itself. This is especially relevant during market extremes such as those we have seen over the last several years.

          These questions have only grown in importance over the last three years, as the world just barely avoided a collapse of the global financial system late in 2008 and has been struggling to create a more lasting recovery ever since. The difficulties of the more recent period further validate the importance of measuring performance over full market cycles (or rolling five- and 10-year periods), spans that include both up and down phases. On those scores, a close look at pages 10-19 provides the long-term returns for the Royce Select Funds and their showings against their respective benchmarks.
          The success that we have enjoyed over these periods is the result of three closely related elements. The first two relate to how

          For us, the security selection process and the discipline and commitment to stick with it are inextricably bound together. Our goal is always to grow capital. While we enjoy besting benchmarks as much as any active asset manager, our focus is never on beating the market. When it happens, we see it only as a happy byproduct of the successful execution of our investment discipline. Our Funds seek to help investors build wealth as consistently, and with as little volatility, as possible within our investment universe. Without the requisite discipline, such a goal could not be reached. Our approach and our unshakeable commitment to it are the vital things that we believe have helped us to separate our Funds from the portfolio pack.

This page is not part of the 2010 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience	Consistent Discipline

With approximately $37 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, 11 assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $130 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information	RIA Services	Broker/Dealer Services	Shareholder Services	Royce InfoLine
Additional Report Copies and Prospectus Inquiries (800) 221-4268	Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Transactions and Account Inquiries (800) 841-1180	24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

RSF-REP-1210

Item 2.  Code(s) of Ethics.   As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.  No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)

The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)

Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s  Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively.  Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees:

Year ended December 31, 2010 - $520,960

Year ended December 31, 2009 - $483,442

(b)

Audit-Related Fees:

Year ended December 31, 2010 - $0

Year ended December 31, 2009 - $0

(c)

Tax Fees:

Year ended December 31, 2010 - $223,331 – Preparation of tax returns and excise tax review

Year ended December 31, 2009 - $198,724 – Preparation of tax returns and excise tax review

(d)

All Other Fees:

Year ended December 31, 2010 - $0

Year ended December 31, 2009 - $0

(e)(1)

Annual Pre-Approval:  On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee.  This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval.  The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them.  Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval:  If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services.  To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement.  To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to

2

pre-approve the engagement.  The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee.  The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member.  The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)

Not Applicable

(f)

Not Applicable

(g)

Year ended December 31, 2010 - $223,331

Year ended December 31, 2009 - $198,724

(h)

No such services were rendered during 2010 or 2009.

Item 5.  Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

3

Item 12.  Exhibits.   Attached hereto.

 (a)(1)  The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b)  Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:

/s/Charles M. Royce

Charles M. Royce

President

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND

THE ROYCE FUND

BY:

/s/Charles N. Royce

BY:  /s/John D. Diederich

Charles M. Royce

John D. Diederich

President

Chief Financial Officer

Date: March 4, 2011

Date: March 4, 2011

4